(2_FIDELITY_LOGOS)FIDELITY'S
BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY OVERSEAS FUND
FIDELITY WORLDWIDE FUND

ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1997
AND
PROSPECTUS
DATED DECEMBER 30, 1997
CONTENTS



MARKET RECAP                         A-3    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                            DURING THE LAST SIX MONTHS.

FAIR-VALUE PRICING: HOW AND WHY      A-4

INTERNATIONAL GROWTH & INCOME FUND   A-5    PERFORMANCE
                                     A-6    FUND TALK: THE MANAGER'S OVERVIEW
                                     A-8    INVESTMENT CHANGES
                                     A-9    INVESTMENTS
                                     A-15   FINANCIAL STATEMENTS

DIVERSIFIED INTERNATIONAL FUND       A-17   PERFORMANCE
                                     A-18   FUND TALK: THE MANAGER'S OVERVIEW
                                     A-20   INVESTMENT CHANGES
                                     A-21   INVESTMENTS
                                     A-28   FINANCIAL STATEMENTS

INTERNATIONAL VALUE FUND             A-30   PERFORMANCE
                                     A-31   FUND TALK: THE MANAGER'S OVERVIEW
                                     A-33   INVESTMENT CHANGES
                                     A-34   INVESTMENTS
                                     A-39   FINANCIAL STATEMENTS

OVERSEAS FUND                        A-41   PERFORMANCE
                                     A-42   FUND TALK: THE MANAGER'S OVERVIEW
                                     A-44   INVESTMENT CHANGES
                                     A-45   INVESTMENTS
                                     A-50   FINANCIAL STATEMENTS

WORLDWIDE FUND                       A-52   PERFORMANCE
                                     A-53   FUND TALK: THE MANAGER'S OVERVIEW
                                     A-55   INVESTMENT CHANGES
                                     A-56   INVESTMENTS
                                     A-59   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS        A-61   NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS    A-64   THE AUDITORS' OPINION

DISTRIBUTIONS                        A-65

PROXY VOTING RESULTS                 A-66

FIDELITY'S BROADLY DIVERSIFIED       P-1
INTERNATIONAL EQUITY
FUNDS PROSPECTUS


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


The 12-month period that ended October 31, 1997, displayed the marked diversity of the world's financial markets. Most European markets - riding the coattails of strong economies and a low interest-rate environment - turned in positive performances. In stark contrast, some Southeast Asian markets fell hard due to economic and currency volatility in late October. For the period, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index returned 4.82%.
EUROPE: A favorable economic backdrop of low interest rates and scant inflationary concerns equated to a solid performance period for most European markets. Amid improving economies, many corporations throughout Europe continued to preach a proactive mentality - implementing various internal programs designed to cut costs and boost share prices. For the most part, these restructurings were well-received by investors. The MSCI Europe Index returned a healthy 26.30% during the period. Strong individual performers included Finland, Italy, Spain and Ireland. While a strengthening U.S. dollar took back some of their gains throughout most of the period, Germany and France still performed capably.
EMERGING MARKETS: Similar to Europe, revitalized economies and a favorable interest-rate climate spelled strong returns for many Latin American markets, especially Brazil, Mexico and Argentina. Strong investor inflows and beneficial political developments also figured prominently. The MSCI Emerging Markets Free - Latin America Index returned 24.05% during the period. Trouble began brewing in June, however, as Brazil's currency dropped on fears that it was overvalued. This triggered sell-offs in other Latin American markets, and returns cooled during the final months of the period. The wider-ranging, more problematic situation, though, occurred in Southeast Asia. As early as late summer 1997, market followers had expressed concern that currencies in this region were at unsustainably high levels. Many cited real estate overbuilding in countries such as Thailand, Malaysia and the Philippines as being major detriments. In late October, these concerns became warranted. Currency devaluations spread like wildfire, with much pressure being placed on Southeast Asia's banking institutions. The MSCI Far East ex-Japan Free Index was down 34.59% during the period. This crisis permeated world markets, including the U.S., which experienced one of its largest one-day sell-offs ever. JAPAN AND THE FAR EAST: Many market followers felt Japan - after a prolonged phase of sluggish economic growth - would turn the corner during the period. It didn't happen. Increased tax rates, continued bankruptcies and difficulties associated with deregulation in several key industries halted forward progress. The Tokyo Stock Exchange Index
- a gauge of the Japanese market - was down 21.48% over the past 12 months. Despite a strong 11-month run, the Hong Kong market suffered on the heels of the currency problems in Southeast Asia. In Hong Kong, increasing short-term interest rates cut off short-term corporate lending and the real estate industry - which had accounted for nearly 40% of total bank loans - was severely affected. The Hang Seng Index, which measures the performance of the Hong Kong stock market, was down 12.53% for the period.
U.S. AND CANADA: Overall, the U.S. stock market registered a strong performance during the period. The Standard & Poor's 500 Index - a barometer of U.S. stock market performance - returned 32.11% over this time, well ahead of its long-term annual average return of around 11%. For much of the period, the market's surge was led by companies with very large market capitalizations. In March, the Federal Reserve Board raised a key short-term interest rate in a move designed to curb any potential inflation uptick. At that point, the market paused to collect its breath, then continued rolling through the summer months as the Dow Jones Industrial Average reached the 8000-point mark for the first time in its history. But market volatility was lurking in the shadows. Disappointing corporate earnings brought blips of volatility in July and August, and the crisis in Southeast Asia made for a topsy-turvy October. The Dow went down 550-plus points in one day, only to snap back 330-plus points the next. Canada's stock market turned in relatively positive returns for the period, with financial and utility stocks leading the way. For the 12 months that ended October 31, 1997, the Toronto Stock Exchange 300 was up 18.18%.
BONDS: While bond markets generally lagged equity markets throughout the world, there were pockets of strong performance. Led by a strong dollar, U.S.-based bonds topped most foreign bonds. The United Kingdom was also a strong performer, as the newly installed Labor party established an independent central banking system. Brady bonds - bonds issued by governments of developing countries that are denominated in U.S. dollars - performed well, particularly in Latin American countries such as Argentina and Brazil. The Southeast Asian problems took back many gains, but the J.P. Morgan Emerging Markets Bond Index still managed to return 14.00% for the period. The Salomon Brothers Non-U.S. World Government Bond Index - a proxy for developed countries
- was down 0.31% for the period.


 S&P 500 EAFE
 * YEAR TO DATE THROUGH OCTOBER 31, 1997.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
%
FAIR-VALUE PRICING: HOW AND WHY


NOTE TO SHAREHOLDERS: RECENT VOLATILITY IN STOCK MARKETS AROUND THE WORLD HAS DRAWN ATTENTION TO A PRACTICE EMPLOYED BY SOME MUTUAL FUND COMPANIES CALLED "FAIR-VALUE" PRICING. FIDELITY HAS USED FAIR-VALUE PRICING WHEN APPROPRIATE FOR MANY YEARS IN THE BELIEF THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS TO DO SO. THE FOLLOWING DISCUSSION IS INTENDED TO HELP SHAREHOLDERS UNDERSTAND THE HOW AND WHY OF FAIR-VALUE PRICING.
The daily net asset value of most mutual funds is calculated based on the price of each security in the fund at the close of the New York Stock Exchange, normally 4 p.m. Eastern time. Generally, the calculation process is fairly routine. However, when markets are volatile or major events occur, the prices of some securities might be unavailable, unreliable or out of date. It is at these times that Fidelity uses a special procedure to determine the fair value of a security or, sometimes, of an entire market.
Fair-value pricing can be particularly important in the case of foreign securities, whose closing prices may not reflect their true value when major changes occur after foreign markets close. An example from last October 28, the day after Wall Street's "blue Monday" market crash, illustrates how fair-value pricing is important to assure that all investors get a fair price.
Hong Kong ends its trading day 13 hours before the New York Stock Exchange (NYSE) closes, and much can change during this time. When the Hong Kong market closed at 3 a.m. Eastern time on October 28, it was down 13.7%. But after traders at the Hong Kong Stock Exchange went home to bed, trading in certain securities listed on the Hong Kong exchange continued in other markets around the world. In this "after-hours" trading, the prices of these securities rebounded significantly. One company, Hong Kong Telecommunications (traded on the NYSE as well as in Hong Kong) made back all of the morning's losses during the U.S. trading day, and actually closed the day up as of 4:00 p.m. in New York.
Rather than value Hong Kong securities at prices that were 13 hours old - and far too low based on concrete evidence from later trading - Fidelity took this later trading into account and priced Hong Kong securities up about 10% on average from their 3:00 a.m. closing prices. In fact, when the Hong Kong market reopened for trading a few hours later, it was up about 14%.
Fair value pricing made sure that investors who were buying or selling Fidelity funds that day got a true 4:00 p.m. price for their funds - not an artificial price based on stale data from a computer file. What's more, fair-value pricing also protected shareholders of Fidelity funds owning Hong Kong securities by preventing aggressive traders from buying in at an artificially low price - knowing that Hong Kong securities had gone up - then selling immediately at a profit the next day, rather like betting on a horse race after it is run. The profit these in-and-out traders sought would have been at the expense of investors who already owned shares in the fund - and who took the investment risk over the 13-hour gap period.
Fidelity, like other fund companies, also uses fair-value pricing on individual securities. For example, trading of a company's stock on the NYSE might be halted for some reason prior to the 4 p.m. market close. If this occurs, and the value of that security changes materially, a determination must be made of what the price of the security would be if the funds tried to buy or sell at 4 p.m. This is done by obtaining as much information as possible - from Fidelity analysts and portfolio managers, the bid/ask quotes of brokers and off-exchange institutional trading - as to why the security halted trading and the impact of the event. Based on this information, the fair value of the security is determined.
Fair-value pricing is a practice that is disclosed in fund prospectuses and supported by the Securities and Exchange Commission. The SEC recently completed a review of funds that used fair-value pricing during October's market volatility, and concluded that those funds that used fair-value pricing better protected their shareholders than those funds that did not.
As an investor in Fidelity's international funds, you should keep in mind that you can only trade the funds once a day, as of the close of the NYSE. The price you'll pay for your shares if you're buying - or the price you'll receive if you're selling - will be based on your fund's value as of the 4:00 p.m. NYSE close, which is not necessarily the same as the close in foreign stock markets. In today's global markets, prices can keep changing throughout U.S. trading hours - so the price you get at 4 p.m. may not match what you would have gotten if you'd been able to trade earlier in the day. But you can be confident that the price of your fund will reflect all relevant factors as of the close of the NYSE, when the fund is valued. INTERNATIONAL GROWTH & INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. Prior to June 1, 1994, the fund imposed a 2% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1   PAST 5   PAST 10
OCTOBER 31, 1997                      YEAR     YEARS    YEARS

INTERNATIONAL GROWTH & INCOME         13.17%   78.78%   146.28%

MORGAN STANLEY CAPITAL                4.82%    74.59%   91.25%
 INTERNATIONAL EAFE INDEX

J.P. MORGAN GLOBAL                    3.49%    44.29%   133.50%
 GOVERNMENT BOND INDEX

INTERNATIONAL FUNDS AVERAGE           10.39%   82.99%   158.84%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. You can also compare the fund's performance to the J.P. Morgan Global Government Bond Index - a broad measure of bond performance in developed countries including the United States. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 406 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5   PAST 10
OCTOBER 31, 1997                YEAR     YEARS    YEARS

INTERNATIONAL GROWTH & INCOME   13.17%   12.32%   9.43%

MORGAN STANLEY CAPITAL          4.82%    11.79%   6.70%
 INTERNATIONAL EAFE INDEX

J.P. MORGAN GLOBAL              3.49%    7.61%    8.85%
 GOVERNMENT BOND INDEX

INTERNATIONAL FUNDS AVERAGE     10.39%   12.67%   9.68%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971031 19971124 115757 S00000000000001
             Int'l Growth & Income       MS EAFE Index (Net)
JP Global Bond Index
             00305                       MS001
JP002
  1987/10/31      10000.00                    10000.00
   10000.00
  1987/11/30       9740.88                    10098.48
   10258.60
  1987/12/31      10347.65                    10398.33
   10607.15
  1988/01/31       9981.87                    10583.99
   10661.36
  1988/02/29      10434.28                    11289.48
   10759.26
  1988/03/31      10886.69                    11983.63
   10844.33
  1988/04/30      11175.46                    12157.77
   10793.95
  1988/05/31      11031.07                    11768.04
   10677.90
  1988/06/30      10905.94                    11457.85
   10582.76
  1988/07/31      10905.94                    11817.33
   10500.66
  1988/08/31      10366.90                    11048.99
   10426.20
  1988/09/30      10742.30                    11531.77
   10685.96
  1988/10/31      11367.98                    12518.45
   11106.75
  1988/11/30      11570.12                    13264.13
   11204.97
  1988/12/31      11544.22                    13338.08
   11137.51
  1989/01/31      11759.64                    13572.76
   11027.30
  1989/02/28      11798.80                    13642.52
   11009.16
  1989/03/31      11798.80                    13374.77
   10915.93
  1989/04/30      12092.55                    13498.82
   11095.72
  1989/05/31      11749.85                    12764.44
   10975.75
  1989/06/30      11789.01                    12549.57
   11225.34
  1989/07/31      12905.25                    14125.45
   11672.32
  1989/08/31      12729.00                    13490.18
   11326.95
  1989/09/30      13238.16                    14104.68
   11506.11
  1989/10/31      12601.71                    13537.99
   11654.08
  1989/11/30      13071.70                    14218.54
   11757.82
  1989/12/31      13751.61                    14743.16
   11895.07
  1990/01/31      13513.83                    14194.60
   11717.62
  1990/02/28      13038.27                    13203.89
   11591.07
  1990/03/31      13028.36                    11828.36
   11519.90
  1990/04/30      12998.64                    11734.49
   11474.82
  1990/05/31      13840.78                    13073.41
   11841.72
  1990/06/30      14276.71                    12958.26
   12055.98
  1990/07/31      14940.51                    13140.79
   12410.16
  1990/08/31      13662.44                    11864.71
   12313.42
  1990/09/30      12344.74                    10211.19
   12428.61
  1990/10/31      13583.18                    11802.28
   12919.73
  1990/11/30      13276.05                    11106.09
   13147.14
  1990/12/31      13307.75                    11286.00
   13293.42
  1991/01/31      13778.64                    11651.05
   13594.98
  1991/02/28      14556.63                    12900.03
   13608.24
  1991/03/31      14034.55                    12125.61
   13157.33
  1991/04/30      14249.53                    12244.69
   13342.21
  1991/05/31      14229.05                    12372.45
   13353.66
  1991/06/30      13543.19                    11463.31
   13175.36
  1991/07/31      14014.08                    12026.53
   13453.90
  1991/08/31      13962.90                    11782.29
   13733.51
  1991/09/30      14413.31                    12446.33
   14234.27
  1991/10/31      14321.18                    12622.77
   14374.92
  1991/11/30      13921.95                    12033.48
   14609.02
  1991/12/31      14377.40                    12654.93
   15347.28
  1992/01/31      14356.67                    12384.62
   15046.67
  1992/02/29      14377.40                    11941.35
   15002.86
  1992/03/31      13910.94                    11153.02
   14864.33
  1992/04/30      14522.52                    11206.04
   14988.01
  1992/05/31      15175.57                    11956.12
   15413.68
  1992/06/30      15030.45                    11389.02
   15834.04
  1992/07/31      14543.25                    11097.54
   16182.91
  1992/08/31      14802.40                    11793.58
   16613.45
  1992/09/30      14553.62                    11560.69
   16597.33
  1992/10/31      13776.18                    10954.28
   16182.80
  1992/11/30      13745.09                    11057.36
   15895.88
  1992/12/31      13897.06                    11114.55
   16046.08
  1993/01/31      14024.46                    11113.19
   16318.15
  1993/02/28      14406.66                    11448.88
   16581.10
  1993/03/31      15478.93                    12446.83
   16835.89
  1993/04/30      16338.87                    13628.07
   17142.43
  1993/05/31      16721.07                    13915.89
   17256.78
  1993/06/30      16498.12                    13698.78
   17265.69
  1993/07/31      17050.18                    14178.30
   17272.69
  1993/08/31      17941.97                    14943.69
   17783.95
  1993/09/30      17825.19                    14607.31
   17972.02
  1993/10/31      18313.55                    15057.48
   17962.79
  1993/11/30      17687.17                    13741.30
   17831.69
  1993/12/31      18772.16                    14733.52
   18014.34
  1994/01/31      19755.10                    15979.17
   18184.27
  1994/02/28      19402.53                    15934.91
   17984.53
  1994/03/31      18366.16                    15248.57
   17902.12
  1994/04/30      18611.89                    15895.55
   17887.80
  1994/05/31      18953.79                    15804.29
   17739.93
  1994/06/30      18494.37                    16027.64
   17950.59
  1994/07/31      18804.21                    16181.78
   18119.56
  1994/08/31      18985.84                    16564.88
   18073.00
  1994/09/30      18547.79                    16043.16
   18162.31
  1994/10/31      18740.10                    16577.40
   18433.96
  1994/11/30      18163.16                    15780.69
   18201.98
  1994/12/31      18233.15                    15879.50
   18244.30
  1995/01/31      17615.45                    15269.48
   18613.33
  1995/02/28      17736.78                    15225.66
   19093.30
  1995/03/31      18751.57                    16175.30
   20064.49
  1995/04/30      19093.51                    16783.63
   20384.40
  1995/05/31      18850.85                    16583.56
   20953.05
  1995/06/30      18894.97                    16292.74
   21083.95
  1995/07/31      20009.03                    17307.06
   21183.97
  1995/08/31      19777.39                    16646.86
   20595.17
  1995/09/30      19920.79                    16971.98
   21059.23
  1995/10/31      19667.09                    16515.77
   21264.90
  1995/11/30      19964.91                    16975.30
   21501.97
  1995/12/31      20463.49                    17659.24
   21768.21
  1996/01/31      20520.50                    17731.73
   21544.83
  1996/02/29      20474.89                    17791.68
   21419.24
  1996/03/31      20816.90                    18169.50
   21386.25
  1996/04/30      21341.32                    18697.75
   21307.12
  1996/05/31      21364.12                    18353.68
   21328.86
  1996/06/30      21512.32                    18456.98
   21515.34
  1996/07/31      21010.71                    17917.53
   21911.30
  1996/08/31      21272.91                    17956.79
   22002.52
  1996/09/30      21785.93                    18433.82
   22123.76
  1996/10/31      21763.13                    18245.19
   22562.69
  1996/11/30      22846.15                    18971.14
   22884.62
  1996/12/31      23059.71                    18727.09
   22734.95
  1997/01/31      22882.78                    18075.39
   22157.07
  1997/02/28      23154.07                    18375.44
   22003.90
  1997/03/31      23154.07                    18445.27
   21836.52
  1997/04/30      23177.66                    18546.72
   21713.59
  1997/05/31      24333.59                    19757.26
   22226.02
  1997/06/30      25406.96                    20849.84
   22478.68
  1997/07/31      26055.70                    21190.11
   22396.05
  1997/08/31      24486.93                    19610.39
   22368.47
  1997/09/30      26055.70                    20711.91
   22865.10
  1997/10/31      24628.47                    19125.17
   23349.74
IMATRL PRASUN   SHR__CHT 19971031 19971124 115801 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on October 31, 1987. As the chart shows, by October 31, 1997, the value of the investment would have grown to $24,628 - a 146.28% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International EAFE Index and the J.P. Morgan Global Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested in each, the same $10,000 would have grown to $19,125 - a 91.25% increase and $23,350 - a 133.50% increase, respectively.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL GROWTH & INCOME
FUND TALK: THE MANAGER'S OVERVIEW


An interview with John Hickling, Portfolio Manager of
Fidelity International Growth & Income Fund
Q. JOHN, HOW DID THE FUND PERFORM?
A. Very well. For the 12-month period that ended October 31, 1997, the fund posted a return of 13.17%. By comparison, the international funds average, as tracked by Lipper Analytical Services, was up 10.39% over the same period. Because the fund invests in both equities and bonds, we compare it to two separate indexes to evaluate its performance. The Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index - which measures equity returns - was up 4.82% over the 12-month period. For the same period, the J.P. Morgan Global Government Bond Index - which tracks the performance of government bonds in 13 developed countries including the U.S. - returned 3.49%. As I noted in my shareholder report six months ago, given that this fund competes against two very different indexes and beat them both, I am quite pleased with this period's results.
Q. WHAT'S BEHIND THE FUND'S OUTPERFORMANCE OF THE EQUITY INDEX?
A. There were a number of reasons the fund outperformed its equity index. Perhaps the most notable was that the fund was underweighted compared to the index in Japan, where the overall equity market did very poorly. In addition, my stock selection in Japan was very good. The fund owned mostly export companies in the technology and auto sectors. Many of these companies not only outperformed the Japanese market, but beat other international markets as well. Good examples in the fund's top 10 holdings were Honda and Sony. These companies were more affected by the global economy than the local economy, and they benefited greatly from the weak yen. Some of the larger Japanese exporters also benefited on a currency translation basis from segments of their business that were set up outside Japan. For example, Honda, which actually produces more cars in the U.S. than in Japan, was able to translate its strong U.S.- generated dollar profits into an even larger amount of yen, since the Japanese currency was so weak. Another reason the fund outperformed the index was that it was very underweighted versus the index in Hong Kong when that market tumbled dramatically in October. In addition, the fund had almost no holdings in Southeast Asia, a strategy that certainly turned out to be right. And finally, good stock selection in Europe continued to play a key role in the fund's strong performance.
Q. WHY DID THE FUND ALSO LOOK STRONG AGAINST THE BOND INDEX?
A. Before I address this, I would like to remind shareholders that over the period bond markets underperformed equity markets nearly everywhere in the world. Even in Japan, where the stock market performed very poorly, the bond market did even worse as measured in dollars. However, I should note that as with the equity market, the fund was underweighted in the Japanese bond market compared to the index. What gave the fund a boost, in Japan as well as other countries, was its investment in convertible bonds, which returned 21% over the period. These bonds, like convertible preferred stocks, are convertible into a fixed number of shares of a company's common stock. So, when you buy convertible bonds, you are investing in a company, not a country. In general, I'm much more comfortable with this bottom-up approach - investing on a company-by-company basis, instead of focusing on a top-down approach that looks at an entire country's economy.
Q. DID ANY COUNTRIES' BOND MARKETS LOOK STRONG?
A. Yes. Fund performance was boosted by my investment in a fairly large bond position in the United Kingdom, where the Labor party recently established an independent central bank. The U.K. bond market was cheap and oversold, and the pound sterling had strengthened, both of which helped this bond market. The fund also benefited - mostly from a currency standpoint - from a reasonably large bond holding in the United States. Because the dollar was strong against most world currencies, U.S.-based bonds outperformed most foreign bonds when the returns from foreign bonds were converted from local currencies back into dollars.
Q. THE FUND OUTPERFORMED ITS PEER GROUP OF INTERNATIONAL FUNDS. CONSIDERING THAT FUNDS IN THIS GROUP DO NOT INVEST IN BONDS AND THAT THIS FUND DOES - AND GIVEN A BOND MARKET THAT WAS MUCH WEAKER THAN THE EQUITY MARKET - THE FUND'S OUTPERFORMANCE SEEMS PRETTY REMARKABLE . .
 .
A. Remember, this is a balanced fund that normally has at least 25% of its assets invested in bonds. And while this proved to be somewhat of a handicap for the first 11 months of the period, bonds protected the fund in October when the volatility of the Asian markets negatively impacted markets all over the world. In fact, the fund outperformed 92% of its competitive universe in October.
Q. WHERE THERE ANY NEW STORIES BEHIND THE FUND'S TOP 10 EQUITY
HOLDINGS?
A. Not really. Generally, I stayed with some of the large European stocks I owned six months ago, which continued to be excellent performers. European restructuring stories - such as French oil company Nationale Elf Aquitaine and French defense electronics company Alcatel Alsthom - continued to turn in very strong performances and improve shareholder value. Also, as I mentioned, the Japanese exporters included in the top 10 holdings continued to do well. I should note that I did see an improving situation for several U.K. and French banks because the industry was changing and consolidating very rapidly, and stocks were fairly inexpensive. One of the fund's largest holdings, Societe Generale, was a good example of a bank that benefited from these trends.
Q. DO YOU HAVE ANY REGRETS OVER THE PERIOD?
A. Sure. I wish I had owned Latin American Brady bonds - dollar-denominated bonds of developing countries that are backed by U.S. Treasury securities - in Argentina and Brazil for at least part of period. They performed pretty well, with the exception of this October when Latin American markets were negatively affected by the volatility in Southeast Asia. In addition, I wish I had not held any Japanese financial stocks over the period. I thought some of these companies would perform better than what turned out to be a lousy sector, but they didn't.
Q. JOHN, HOW DOES THE FUND LOOK GOING FORWARD?
A. I've been pleased with the fund's balanced strategy. The fund performed well when the market was up, and it was strong - much stronger than most of its competitors, as I mentioned - when worldwide markets were volatile in October. I think this performance points to the positive aspects of diversification because the fund can perform well in good markets, and yet still retain some defensive and diversified characteristics in volatile markets. Going forward, I think markets are at an interesting point throughout Asia and in Japan, and I will be looking for some opportunities there. As for the U.K., I believe it looks extremely attractive from a stock market standpoint because I think interest rates will decline and its currency will be less strong. Both of these factors are very good for the equity market. In terms of Europe, there may be a short-term correction, but I believe that the restructuring many companies undertook over the past year will have positive long-term results. So, I think the outlook for Europe is quite good. Finally, I think events in Asia will lead to lower interest rates around the world, which I believe will be supportive of bond markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOHN HICKLING ON OCTOBER'S MARKET VOLATILITY IN
SOUTHEAST ASIA:
"While the fund had very little invested in Southeast Asian markets over the period, the volatility of those markets this October affected the fund in more general ways.
"The drop in Southeast Asia had a significantly negative impact on the U.S. stock market. It hit U.S. companies that had investments in Southeast Asia, where currencies fell hard against the dollar. In addition, the market fluctuations in Southeast Asia caused interest rates to shoot up across the region, hurting not only the U.S. but world markets as well. "The volatility also had a ripple effect in other emerging markets around the world. For example, Brazil was one of the worst-performing markets this October, but that really didn't have much to do with the fundamentals of Brazilian stocks. To illustrate, Brazilian utility Telebras, one of the country's strongest companies, was incredibly volatile and was hurt notably in October. Basically, investors were concerned that Latin America would be the next Asia.
"I should point out that the fund's investments in emerging markets, such as Brazil, paid off nicely for 11 1/2 out of the past 12 months. Over the period, I had about 8% of the fund invested in emerging markets, in convertible bonds and equities."

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks and bonds
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of October 31, 1997, more than
$1.0 billion
MANAGER: John Hickling, since 1996; manager,
Fidelity Overseas Fund, Fidelity Advisor
Overseas Fund and Fidelity VIP: Overseas,
1993-1996; Fidelity Advisor Annuity Overseas
Fund, 1995-1996; joined Fidelity in 1982
(checkmark)
INTERNATIONAL GROWTH & INCOME
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
FRANCE 8.7%
UNITED STATES 14.4%
ROW: 1, COL: 1, VALUE: 8.699999999999999
ROW: 1, COL: 2, VALUE: 7.8
ROW: 1, COL: 3, VALUE: 4.7
ROW: 1, COL: 4, VALUE: 15.1
ROW: 1, COL: 5, VALUE: 3.7
ROW: 1, COL: 6, VALUE: 19.3
ROW: 1, COL: 7, VALUE: 3.1
ROW: 1, COL: 8, VALUE: 4.2
ROW: 1, COL: 9, VALUE: 19.0
ROW: 1, COL: 10, VALUE: 14.4
GERMANY 7.8%
UNITED KINGDOM 19.0%
ITALY 4.7%
JAPAN 15.1%
SWEDEN 4.2%
NETHERLANDS 3.7%
SPAIN 3.1%
OTHER 19.3%
AS OF APRIL 30, 1997
FRANCE 7.3%
UNITED STATES 9.5%
ROW: 1, COL: 1, VALUE: 7.3
ROW: 1, COL: 2, VALUE: 9.199999999999999
ROW: 1, COL: 3, VALUE: 3.6
ROW: 1, COL: 4, VALUE: 18.1
ROW: 1, COL: 5, VALUE: 3.9
ROW: 1, COL: 6, VALUE: 27.2
ROW: 1, COL: 7, VALUE: 4.0
ROW: 1, COL: 8, VALUE: 17.1
ROW: 1, COL: 9, VALUE: 9.6
GERMANY 9.2%
UNITED KINGDOM 17.1%
ITALY 3.6%
SWEDEN 4.0%
JAPAN 18.0%
NETHERLANDS 4.1%
OTHER 27.2%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   66.0          69.9

BONDS                    5.8           6.4

GOVERNMENT OBLIGATIONS   17.4          17.4

SHORT-TERM INVESTMENTS   10.8          6.3

TOP TEN STOCKS
                                       % OF FUND'S   % OF FUND'S
                                       INVESTMENTS   INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

NATIONALE ELF AQUITAINE                1.2           1.2
(FRANCE, OIL & GAS)

HONDA MOTOR CO. LTD.                   1.0           1.3
(JAPAN, AUTOS, TIRES, & ACCESSORIES)

ALCATEL ALSTHOM COMPAGNIE GENERALE     1.0           1.1
 D'ELECTRICITE SA
(FRANCE, ELECTRICAL EQUIPMENT)

SOCIETE GENERALE CLASS A               0.9           0.0
(FRANCE, BANKS)

AKZO NOBEL NV                          0.8           0.6
(NETHERLANDS, CHEMICALS & PLASTICS)

SONY CORP.                             0.8           1.1
(JAPAN, CONSUMER ELECTRONICS)

TELECOM ITALIA SPA                     0.8           0.3
(ITALY, TELEPHONE SERVICES)

ACOM CO. LTD.                          0.8           0.6
(JAPAN, CREDIT & OTHER FINANCE)

TOTAL SA SPONSORED ADR                 0.7           0.7
(FRANCE, OIL & GAS)

ROYAL DUTCH PETROLEUM CO. ORD.         0.7           0.7
(NETHERLANDS, OIL & GAS)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

FINANCE                            17.8          15.3

UTILITIES                          7.5           8.6

DURABLES                           7.4           10.2

BASIC INDUSTRIES                   6.7           4.0

CONSTRUCTION & REAL ESTATE         4.6           3.1

ENERGY                             4.6           4.4

TECHNOLOGY                         4.3           7.2

HEALTH                             3.7           3.6

INDUSTRIAL MACHINERY & EQUIPMENT   3.6           4.2

NONDURABLES                        3.3           5.3

INTERNATIONAL GROWTH & INCOME
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 64.9%
 SHARES VALUE (NOTE 1)
ARGENTINA - 1.2%
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing Class B
 shares   46,603 $ 1,129,397
Bansud SA Class B (a)  140,000  1,246,723
Telefonica de Argentina SA
 sponsored ADR  151,300  4,255,313
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  191,000  6,112,000
  12,743,433
AUSTRALIA - 0.5%
Brambles Industries Ltd.   145,000  2,779,173
Fosters Brewing Group Ltd.   645,000  1,220,879
National Mutual Holdings Ltd. (f)  407,000  699,052
  4,699,104
AUSTRIA - 0.4%
KTM-Motorradholding AG (f)  15,500  939,007
Mayr Melnhof Karton AG  50,000  2,658,150
  3,597,157
BELGIUM - 0.4%
Credit Communal Holding/Dexia (f)  16,000  1,744,653
Petrofina SA  5,700  2,094,469
  3,839,122
BRAZIL - 1.5%
Aracruz Celulose SA ADR  310,000  4,650,000
Banco de Credito Nacional SA  70,000,000  555,506
Compania Energertica Minas Gerais  39,500,000  1,576,275
Eletrobras ON  3,200,000  1,291,493
Petrobras PN (Pfd. Reg.)  15,100,000  2,807,455
Telebras ON  34,900,000  3,101,626
Telesp:
 ON (a)  479,988  102,301
 PN (Pfd. Reg.)  6,708,986  1,752,393
 PN rights 11/12/97 (a)  407,569  370
  15,837,419
CANADA - 2.0%
Agrium, Inc.   1,950  21,806
Cinar Films, Inc. Class B (sub-vtg.) (a)  48,000  1,847,137
Common Development International
 Ltd. (a)(f)  54,000  1,265,221
Domtar, Inc.   595,800  4,632,049
Hudson's Bay Co.  146,000  1,508,254
Hudson's Bay Co. Ord.   83,900  1,921,101
JDS Fitel, Inc. (a)  71,200  4,082,076
National Bank of Canada  405,400  5,771,075
Westaim Corp. (a)  1,946  12,297
  21,061,016
CHILE - 0.0%
Vina Concha Stet y Toro SA
 sponsored ADR  15,300  416,925
CHINA (PEOPLES REPUBLIC) - 0.0%
First Tractor Co. Ltd. Class H (a)  230,000  178,525
DENMARK - 0.7%
International Service Systems AS,
 Series B (a)  6,800  206,139
Novo-Nordisk AS Class B  30,000  3,244,725
Unidanmark AS Class A  50,000  3,374,210
  6,825,074

 SHARES VALUE (NOTE 1)
FINLAND - 1.1%
Cultor OY Ord., Series 2  35,000 $ 1,871,983
Finnair OY  500,000  3,861,749
Nokia Corp. AB, Series A  30,000  2,618,266
Rauma OY  2,784  52,412
UPM-Kymmene Corp.   150,000  3,374,204
  11,778,614
FRANCE - 7.1%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  82,900  9,987,692
Axa SA  80,000  5,470,014
Cap Gemini Sogeti SA  47,400  3,757,900
Compagnie Generale de
 Geophysique SA (a)  15,000  2,077,221
Credit Commercial de France Ord.   100,000  5,656,964
Groupe GTM  15,000  934,749
Michelin SA (Compagnie Generale des
 Etablissements) Class B  30,000  1,536,624
Nationale Elf Aquitaine  100,000  12,359,463
Pechiney SA Class A  100,770  4,137,589
Renault SA Partners Certificate  4,700  1,452,237
Renault SA Ord. (a)  160,000  4,445,252
Rhone Poulenc SA Class A  120,000  5,224,210
Societe Generale Class A  70,000  9,572,525
Total SA sponsored ADR  140,294  7,786,317
  74,398,757
GERMANY - 3.3%
Daimler-Benz AG Ord.   100,000  6,713,043
Dresdner Bank AG Ord.   110,000  4,514,783
Hoechst AG Ord.   65,000  2,483,188
Hornbach Baumarket AG (Bearer)  9,550  282,901
Lufthansa Deutsche AG (Reg.)  150,000  2,682,609
Mannesmann AG Ord.   4,500  1,904,348
Metallgesellschaft AG Ord. (a) 100,000 2,005,797 Pfleiderer AG (f) 92,000 1,920,000
Philipp Holzmann AG (a)  16,500  4,686,957
Puma AG  70,000  1,736,812
Schmalbach-Lubeca AG   8,000  1,484,058
Siemens AG  25,000  1,530,435
Volkswagen AG  4,500  2,651,739
  34,596,670
HONG KONG - 2.1%
Cafe De Coral Holdings Ltd.   2,026,000  395,765
China Telecom (Hong Kong) Ltd. (a)  1,836,000  2,933,325
Citic Pacific Ltd. Ord.   326,000  1,560,414
Dairy Farm International
 Holdings Ltd.  2,767,000  2,185,944
Hong Kong Electric Holdings Ord.   1,830,000  6,202,587
Jardine Strategic Holdings Ltd. Ord.   589,839  1,887,485
Johnson Electric Holdings Ltd.   1,336,800  3,648,962
South China Morning Post Holdings  3,762,000  3,260,724
Sun Hung Kai & Co. Ltd.   1,000  246
Sun Hung Kai & Co. Ltd.
 warrants 2/28/00 (a)  200  -
  22,075,452
INDONESIA - 0.4%
PT Astra International  455,000  338,091
PT Bank International
 Indonesia (For. Reg.)  3,096,285  666,562
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDONESIA - CONTINUED
PT Bank International Indonesia
 warrants 1/17/00 (For. Reg.) (a)  453,002 $ 25,670
PT Lippo Life Insurance  2,043,000  269,563
PT Indosat Class B  683,000  1,541,494
PT Telkom   1,351,000  1,257,182
  4,098,562
IRELAND - 0.1%
Kingspan Group PLC (UK)  50,000  886,955
ITALY - 2.7%
Assicurazioni Generali Spa  190,000  4,241,696
Credito Italiano Ord.   1,800,000  4,817,887
Ericsson Spa  9,500  381,438
Italcementi Fabbriche Ruinite Cemento
 Spa, Bergamo  50,000  344,704
Montedison Spa Ord.   2,800,000  2,265,546
Rinascente per l'Esercizio di Grandi
 Magazzini Spa  350,000  2,594,215
Telecom Italia Spa  1,322,220  8,269,778
Telecom Italia Mobile Spa  310,000  1,144,289
Toro Assicurazioni Spa Ord.  150,000  1,792,976
Unicem Spa  240,000  1,855,007
  27,707,536
JAPAN - 12.5%
Acom Co. Ltd.   145,000  7,948,505
Daiwa Bank  383,000  1,425,116
Daito Trust Construction Co.   162,200  1,441,478
Fuji Heavy Industries Ltd.  692,000  2,753,057
Fuji Photo Film Co. Ltd.   175,000  6,337,209
Fujitsu Ltd.   277,000  3,036,877
Hitachi Maxell Ltd.   200,000  4,451,827
Honda Motor Co. Ltd.   301,000  10,125,000
Industrial Bank of Japan  273,000  2,698,256
Jusco Co. Ltd.   99,000  2,211,877
Kokusai Electric Co. Ltd.   210,000  3,156,977
Long Term Credit Bank of
 Japan Ltd. (The)  1,439,000  4,864,394
Mabuchi Motor Co.   40,000  2,225,914
Matsushita Electric Industrial Co. Ltd.   306,000  5,133,887
Minebea Co. Ltd.   418,000  4,166,113
Mitsubishi Estate Co. Ltd.   147,000  1,855,814
Nintendo Co. Ltd. Ord.   28,600  2,470,432
Nitto Denko Corp.   200,000  3,604,651
Omron Corp.   100,000  1,694,352
Orix Corp.   47,900  3,270,249
Ricoh Co. Ltd. Ord.   250,000  3,218,439
Sakura Bank Ltd.   452,000  1,843,289
Sakura Finance Bermuda Trust:
 sponsored ADR (f)  35  1,645,386
 unit (Reg.)  22  1,085,382
Sankyo Co. Ltd.   191,000  6,297,924
Shin-Etsu Chemical Co. Ltd.   2,000  48,837
Shin-Etsu Chemical Co. Ltd.
 warrants 8/15/00 (a)  280  682,500
Sony Corp.   100,000  8,297,342
Sumitomo Realty & Development
 Co. Ltd.   260,000  1,898,173
TDK Corp.   46,000  3,812,957
THK Co. Ltd.   45,000  601,744
Takeda Chemical Industries Ltd.   235,000  6,401,993

 SHARES VALUE (NOTE 1)
Takefuji Corp.   43,000 $ 1,910,714
Tokio Marine & Fire Insurance
 Co. Ltd. (The)  503,000  5,013,289
Toyota Motor Corp.   100,000  2,782,392
Uni Charm Corp. Ord.   121,000  4,070,183
Yamanouchi Pharmaceutical Co. Ltd.   50,000  1,229,236
Yamaha Motor Co. Ltd.   215,000  1,732,143
Yasuda Trust & Banking  1,057,000  2,818,081
  130,261,989
MALAYSIA - 0.1%
Arab Malaysian Corp. BHD  320,000  282,746
AMMB Holdings BHD  98,000  159,433
Hong Leong Credit BHD  674,400  938,121
Tenega Nasional BHD  1,000  2,149
  1,382,449
MEXICO - 1.9%
Consorcio G Grupo Dina SA de CV
 sponsored ADR (a)  482,900  2,354,138
DESC (Sociedad de Fomento Industrial SA)
 Class B  209,000  1,795,704
Grupo Financiero Bancomer Class B (a) 12,200,000 5,750,597 Grupo Financiero Inbursa SA Class B 979,000 3,446,360 Telefonos de Mexico SA sponsored ADR representing Ord. Class L shares  90,000  3,892,500
Tubos de Acero de Mexico ADR (a)  110,000  2,220,625
  19,459,924
NETHERLANDS - 3.2%
AKZO Nobel NV  50,300  8,847,111
ING Groep NV  100,000  4,190,231
Koninklijke KNP BT NV  90,000  2,045,244
Royal Dutch Petroleum Co. Ord.   140,000  7,392,288
Royal PTT Nederland NV  80,000  3,051,928
Unilever NV Ord.   58,000  3,077,429
Vendex International NV  80,243  4,373,140
  32,977,371
NORWAY - 0.9%
Det Sondenfjelds-Norske
 Dampskibselskab, Class A (a)  120,000  2,684,449
Kvaerner AS Class B  35,000  1,683,124
Smedvig AS  76,800  2,308,968
Smedvig AS, Series B  19,200  563,563
SAS Norske ASA Shares B  150,000  2,522,014
  9,762,118
PHILIPPINES - 0.1%
Empire East Land, Inc. (a)  1,668,500  40,176
Guoco Holdings Philippines, Inc.   645,000  20,099
Megaworld Properties & Holdings, Inc. (a)  10,548,000  496,025
  556,300
PORTUGAL - 0.8%
Banco Totta & Acores
 Nationalisiert (Reg.)  135,000  2,604,994
Electricidade de Portugal SA  147,000  2,577,923
Portugal Telecom SA  85,000  3,480,562
  8,663,479
RUSSIA - 0.2%
Vimpel Communications
 sponsored ADR  65,700  2,151,675
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SINGAPORE - 0.0%
Kim Engineering Holdings Ltd.   20,000 $ 9,154
SOUTH AFRICA - 0.2%
Sasol Ltd.   112,100  1,350,322
South African Breweries Ltd.   25,000  664,590
  2,014,912
SPAIN - 3.1%
Banco Bilbao Vizcaya SA Ord. (Reg.)  205,000  5,469,103
Banco Popular Espanol  60,000  3,534,737
Corporacion Mapfre Compania
 Internacional de Reaseguros SA (Reg.) 74,017 3,375,715 Dragados y Construcciones SA 225,000 4,552,157
FOCSA (Fomento Construcciones y
 Contratas SA)  40,000  1,467,663
Iberdrola SA  250,000  2,983,334
Telefonica de Espana SA Ord.   260,000  7,079,075
Vallehermoso SA  100,000  2,537,549
Viscofan Envolturas Celulo SA  80,000  1,640,491
  32,639,824
SWEDEN - 3.3%
Astra AB Class A Free shares  315,000  5,070,170
Electrolux AB  50,000  4,123,711
Ericsson (L.M.) Telephone Co. Class B  50,000  2,194,879
(IFS) Industrial & Financial Systems AB
 Class B (vtg.) (a)  200,000  1,263,718
Mo Och Domsjoe AB Class B  175,000  4,725,640
Scania AB Class B  65,000  1,595,278
Skandia Foersaekrings AB  60,000  2,793,482
Svenska Handelsbanken  150,000  4,728,966
Volvo AB:
 Class B  249,500  6,505,088
 ADR Class B  50,000  1,300,000
  34,300,932
SWITZERLAND - 1.5%
Credit Suisse Group (Reg.)  33,400  4,710,869
Danzas Holdings AG (Reg.)  10,000  2,002,145
Julius Baer Holding AG  625  934,036
Nestle SA (Reg.)  1,700  2,398,355
SIG AG (Reg.)  2,500  3,324,991
Sulzer AG (Reg.)  3,500  2,562,746
  15,933,142
UNITED KINGDOM - 13.1%
Albright & Wilson PLC  1,525,000  4,147,142
BBA Group PLC  650,000  4,383,733
Biocompatibles International
 PLC Class L (a)  125,000  1,192,369
British Aerospace PLC  276,197  7,312,252
British Borneo Petroleum  275,000  2,199,816
British Steel PLC Ord.   1,050,000  2,776,337
British Telecommunications PLC Ord.   430,000  3,259,811
British Vita Ord.   500,000  2,024,935
Burmah Oil  100,000  1,715,338
Cable & Wireless PLC Ord.   505,000  4,022,759
Cadbury-Schweppes PLC Ord.   325,000  3,263,325
Caradon PLC  1,106,851  3,519,399
Commercial Union PLC  410,000  5,763,534
Cookson Group PLC  1,097,544  4,389,808
Cordiant PLC  307,300  632,548
Dalgety PLC  450,000  1,841,268
De la Rue PLC  300,000  2,123,672

 SHARES VALUE (NOTE 1)
English China Clay PLC  1,200,000 $ 5,221,320
General Electric Co. PLC Class L  840,000  5,352,356
Grand Metropolitan PLC  308,800  2,780,259
IMI PLC  100,000  662,706
ICI (Imperial Chemical Industries)
 PLC Class L  190,000  2,798,092
Iceland Group PLC  2,099,900  4,287,303
Inchcape PLC Ord.   1,400,000  5,107,522
Ladbroke Group PLC Ord.   998,983  4,463,701
Legal & General Group Ltd. Ord.  700,000  5,798,678
Lloyds TSB Group PLC  215,000  2,680,529
National Westminster Bank PLC Ord.   340,000  4,876,244
Pearson, PLC   236,000  3,080,579
Pilkington PLC Ord.   2,900,000  7,279,725
RMC Industries, Inc.   225,000  3,422,726
Royal & Sun Alliance Insurance
 Group PLC  628,209  6,008,224
Shanks & McEwan Group PLC  375,000  953,895
Smith Holdings PLC  306,300  1,168,712
Tarmac  2,500,000  4,894,988
Tomkins PLC Ord.   700,000  3,584,637
Vodafone Group PLC  1,350,000  7,353,777
  136,344,019
UNITED STATES OF AMERICA - 0.5%
Pharmacia & Upjohn, Inc.   155,000  4,921,250
TOTAL COMMON STOCKS
 (Cost $587,357,492)   676,118,859
PREFERRED STOCKS - 1.1%
CONVERTIBLE PREFERRED STOCKS - 0.4%
AUSTRALIA - 0.2%
National Australia Bank Ltd. 7.8750%  80,000  2,225,000
JAPAN - 0.2%
AJL participating trust $1.44  117,100  1,712,588
UNITED KINGDOM - 0.0%
Iceland Group PLC 5 1/2%  400,000  662,706
TOTAL CONVERTIBLE PREFERRED STOCKS   4,600,294
NONCONVERTIBLE PREFERRED STOCKS - 0.7%
GERMANY - 0.2%
Krones AG  4,500  1,526,087
ITALY - 0.5%
Italmobiliare Spa  90,000  821,496
Telecom Italia Spa  1,195,000  4,811,928
  5,633,424
TOTAL NONCONVERTIBLE PREFERRED STOCKS   7,159,511
TOTAL PREFERRED STOCKS
 (Cost $11,129,554)   11,759,805
CORPORATE BONDS - 5.8%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (E) AMOUNT (C) (NOTE 1)
CONVERTIBLE BONDS - 5.1%
CHINA (PEOPLES REPUBLIC) - 0.2%
Qingling Motors Ltd.
 3 1/2%, 1/22/02 (f) - $ 1,800,000 $ 1,998,000
GERMANY - 0.0%
Daimler Benz AG
 5 3/4%, 6/14/02 A2 DEM 1,470  109,930
HONG KONG - 0.2%
Shanghai Investment Holdings Ltd.
 1%, 6/12/02 (f) -  2,000,000  1,900,000
JAPAN - 2.1%
Asahi Breweries Ltd.
 6.40%, 10/16/98 - JPY 306,000,000  4,168,106
Hitachi Ltd. 1.70%, 3/29/02 Aa2 JPY 159,000,000  1,518,688
MBL International Finance of
 Bermuda 3%, 11/30/02 Aa2  7,830,000  8,006,175
Matsushita Electric Works Co. Ltd.
 2.70%, 5/31/02 - JPY 81,000,000  823,455
STB CayMan Capital Ltd.
 1/2%, 10/1/07 (f) Baa2 JPY 235,000,000  1,854,236
Sony Corp. 0.15%, 3/30/01 Aa3 JPY 100,000,000  1,287,375
Sumitomo Bank International
 Finance NV
 3/4%, 5/31/01 (Reg.) A2 JPY 123,000,000  1,017,764
Sumitomo Bank International
 Finance NV
 3/4%, 5/31/01 (f) A2 JPY 62,000,000  513,019
Takeda Chemical Industries Ltd.
 1.90%, 9/30/98 - JPY 200,000,000  2,524,917
  21,713,735
MEXICO - 0.7%
Alfa SA de CV 8%,
 9/15/00 (f) -  1,900,000  2,935,500
Empresas Ica Sociedad
 Controladora SA de CV
 5%, 3/15/04 B3  6,000,000  4,507,500
  7,443,000
NETHERLANDS - 0.5%
Bilbao Vizcaya Investments BV
 3 1/2%, 7/12/06 Aa3  2,500,000  4,175,000
Volkswagen AG 3%,
 1/24/02 (f) A1  1,100,000  1,289,750
  5,464,750
POLAND - 0.2%
BPH Finance BV 3%,
 5/22/02 (f) -  2,000,000  2,070,000
SWITZERLAND - 0.6%
Sandoz Capital BVI Ltd.
 2%, 10/6/02 -  4,390,000  6,497,200
THAILAND - 0.2%
Bangkok Bank PCL euro
 3 1/4%, 3/3/04 (f) -  3,830,000  1,828,825
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (E) AMOUNT (C) (NOTE 1)
UNITED KINGDOM - 0.4%
Glaxo Wellcome PLC
 4.30%, 9/28/98 Aa3 JPY 195,000,000 $ 2,688,538
Grand Metropolitan PLC euro
 6 1/2%, 1/31/00 A2  1,250,000  1,625,000
  4,313,538
TOTAL CONVERTIBLE BONDS   53,338,978
NONCONVERTIBLE BONDS - 0.7%
JAPAN - 0.3%
Sony Corp. 1.40%, 3/31/05 Aa3 JPY 220,000,000  2,411,960
LUXEMBOURG - 0.4%
Daimler-Benz Capital AG
 4 1/8%, 7/5/03 A1 DEM 5,750,000  4,304,167
TOTAL NONCONVERTIBLE BONDS   6,716,127
TOTAL CORPORATE BONDS
 (Cost $57,104,588)   60,055,105
GOVERNMENT OBLIGATIONS (G) - 17.4%
DENMARK - 0.5%
Danish Kingdom Bullet
 8%, 5/15/03 Aaa DKK 29,000,000  4,915,134
FRANCE - 1.6%
French Government:
 8 1/2%, 12/26/12 Aaa FRF 17,000,000  3,721,375
 OAT:
  7 1/4%, 4/25/06 Aaa FRF 20,000,000  3,881,287
  6%, 10/25/25 Aaa FRF 35,000,000  5,892,556
 Principal Strips 0%,
  10/25/25 Aaa FRF 110,000,000  3,262,784
  16,758,002
GERMANY - 4.3%
German Federal Republic:
 8%, 7/22/02 Aaa DEM 9,300,000  6,060,365
 6%, 6/20/16 Aaa DEM 32,600,000  18,904,220
Treuhandanstalt:
 6 5/8%, 7/9/03 Aaa DEM 12,200,000  7,566,829
 7 1/2%, 9/9/04 Aaa DEM 20,000,000  12,995,942
  45,527,356
ITALY - 1.5%
Italian Republic (d):
 8 1/2%, 4/1/99 Aa3 ITL 15,600,000  9,554,267
 10 1/2%, 9/1/05 Aa3 ITL 8,000,000  5,991,528
  15,545,795
SWEDEN - 0.9%
Swedish Government
 13%, 6/15/01 Aa1 SEK 60,000,000  9,817,173
UNITED KINGDOM - 5.5%
United Kingdom, Great Britain &
 Northern Ireland:
 9 1/2%, 1/15/99 Aaa GBP 4,500,000  7,743,140
 9 3/4%, 8/27/02 Aaa GBP 13,100,000  24,601,559
GOVERNMENT OBLIGATIONS (G) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (E) AMOUNT (C) (NOTE 1)
UNITED KINGDOM - CONTINUED
United Kingdom, Great Britain &
 Northern Ireland: - continued
 9 1/2%, 4/18/05 Aaa GBP 2,500,000 $ 4,876,684
 7 3/4%, 9/8/06 Aaa GBP 5,100,000  9,180,298
 9%, 10/13/08 Aaa GBP 2,200,000  4,387,839
 8 3/4%, 8/25/17 Aaa GBP 3,000,000  6,243,072
  57,032,592
UNITED STATES OF AMERICA - 3.1%
U.S. Treasury Obligations:
 9 1/4%, 8/15/98 Aaa  7,385,000  7,590,377
 9 1/8%, 5/15/99 Aaa  7,400,000  7,773,478
 7 3/4%, 12/31/99 Aaa  7,550,000  7,866,119
 7 1/4%, 2/15/23 Aaa  750,000  834,728
 6 1/4%, 8/15/23 Aaa  830,000  832,980
 7 1/2%, 11/15/24 Aaa  1,570,000  1,831,750
 7 5/8%, 2/15/25 Aaa  2,750,000  3,256,165
 6 7/8%, 8/15/25 Aaa  1,860,000  2,023,048
  32,008,645
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $178,595,785)   181,604,697
CASH EQUIVALENTS - 10.8%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $112,514,547)  112,514,547 112,514,547
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $946,701,966)  $ 1,042,053,013
CURRENCY ABBREVIATIONS
GBP - British pound
FRF - French franc
DEM - German deutsche mark
DKK - Danish krone
ITL - Italian lira
JPY - Japanese yen
SEK - Swedish krona
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Principal amount in thousands.
(e) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $22,602,649 or 2.1% of net assets.
(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 19.3% AAA, AA, A 18.5%
Baa 0.2% BBB 0.3%
Ba 0.0% BB 0.4%
B 0.4% B 0.0%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 2.4%.
Purchases and sales of securities, other than short-term securities, aggregated $714,904,706 and $817,583,117, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $140,274 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $947,002,868. Net unrealized appreciation aggregated $95,050,145, of which $140,723,741 related to appreciated investment securities and $45,673,596 related to depreciated investment securities.
The fund hereby designates approximately $38,778,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.7%
Basic Industries    6.7
Cash Equivalents   10.8
Construction & Real Estate    4.6
Durables    7.4
Energy    4.6
Finance    17.8
Government Obligations   17.4
Health    3.7
Holding Companies    0.9
Industrial Machinery & Equipment    3.6
Media & Leisure   1.6
Nondurables   3.3
Retail & Wholesale   2.6
Services    0.6
Technology    4.3
Transportation   1.9
Utilities   7.5
     100.0%
INTERNATIONAL GROWTH & INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $946,701,966) - SEE ACCOMPANYING SCHEDULE                 $ 1,042,053,013

RECEIVABLE FOR INVESTMENTS SOLD                                                                     13,042,063

RECEIVABLE FOR FUND SHARES SOLD                                                                     17,543,191

DIVIDENDS RECEIVABLE                                                                                2,515,892

INTEREST RECEIVABLE                                                                                 4,263,340

OTHER RECEIVABLES                                                                                   4,968

 TOTAL ASSETS                                                                                       1,079,422,467

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                                             $ 63,086

PAYABLE FOR INVESTMENTS PURCHASED                                                      1,954,204

PAYABLE FOR FUND SHARES REDEEMED                                                       8,896,463

ACCRUED MANAGEMENT FEE                                                                 714,713

OTHER PAYABLES AND                                                                     624,973
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                  12,253,439

NET ASSETS                                                                                         $ 1,067,169,028

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                    $ 877,206,443

UNDISTRIBUTED NET INVESTMENT INCOME                                                                 22,266,921

ACCUMULATED UNDISTRIBUTED                                                                           72,250,753
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                           95,444,911
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 51,120,211                                                                         $ 1,067,169,028
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                     $20.88
AND REDEMPTION PRICE PER SHARE ($1,067,169,028 (DIVIDED BY) 51,120,211 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                 $ 17,647,054
DIVIDENDS

SPECIAL DIVIDEND FROM BRITISH GAS                                                  2,427,323
PLC ORD.

INTEREST                                                                           19,912,464

                                                                                   39,986,841

LESS FOREIGN TAXES WITHHELD                                                        (2,023,354)

 TOTAL INCOME                                                                      37,963,487

EXPENSES

MANAGEMENT FEE                                                     $ 8,152,782

TRANSFER AGENT FEES                                                 3,087,981

ACCOUNTING FEES AND EXPENSES                                        600,005

NON-INTERESTED TRUSTEES' COMPENSATION                               6,412

CUSTODIAN FEES AND EXPENSES                                         564,689

REGISTRATION FEES                                                   74,823

AUDIT                                                               59,373

LEGAL                                                               12,240

REPORTS TO SHAREHOLDERS                                             152,099

MISCELLANEOUS                                                       41,813

 TOTAL EXPENSES BEFORE REDUCTIONS                                   12,752,217

 EXPENSE REDUCTIONS                                                 (207,088)      12,545,129

NET INVESTMENT INCOME                                                              25,418,358

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              74,374,277

 FOREIGN CURRENCY TRANSACTIONS                                      (1,131,161)    73,243,116

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              33,684,570

 ASSETS AND LIABILITIES IN                                          5,883          33,690,453
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    106,933,569

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 132,351,927

OTHER INFORMATION                                                                 $ 119,529
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                                 8,203

 TRANSFER AGENT CREDITS                                                            79,356

                                                                                  $ 207,088


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                          $ 25,418,358       $ 27,101,159
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                              73,243,116         58,081,824

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                  33,690,453         13,275,048

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        132,351,927        98,458,031

DISTRIBUTIONS TO SHAREHOLDERS                                                           (15,358,151)       (30,254,272)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                 (19,594,396)       -

 TOTAL DISTRIBUTIONS                                                                    (34,952,547)       (30,254,272)

SHARE TRANSACTIONS                                                                      1,459,910,318      756,874,122
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                          34,047,249         29,614,909

 COST OF SHARES REDEEMED                                                                (1,531,263,569)    (750,852,349)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                (37,306,002)       35,636,682

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               60,093,378         103,840,441

NET ASSETS

 BEGINNING OF PERIOD                                                                    1,007,075,650      903,235,209

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $22,266,921 AND
$21,693,374, RESPECTIVELY)                                                             $ 1,067,169,028    $ 1,007,075,650

OTHER INFORMATION
SHARES

 SOLD                                                                                   70,794,239         41,219,618

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                1,787,246          1,655,407

 REDEEMED                                                                               (74,210,657)       (40,792,385)

 NET INCREASE (DECREASE)                                                                (1,629,172)        2,082,640



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                      1996   1995   1994 E   1993




NET ASSET VALUE, BEGINNING OF PERIOD                    $ 19.09       $ 17.83       $ 17.54     $ 17.25       $ 13.29

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                   .48 D,        .54           .54         .38 D         .14 D
                                                        H

 NET REALIZED AND UNREALIZED GAIN (LOSS)                 1.97          1.32          .28         .02           4.14

 TOTAL FROM INVESTMENT OPERATIONS                       2.45          1.86          .82         .40           4.28



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.29)         (.60)         (.21)       (.03)         (.31)

 FROM NET REALIZED GAIN                                  (.37)         -             (.32)       (.05)         (.01) B

 IN EXCESS OF NET REALIZED GAIN                          -             -             -           (.03)         -

 TOTAL DISTRIBUTIONS                                     (.66)         (.60)         (.53)       (.11)         (.32)

NET ASSET VALUE, END OF PERIOD                          $ 20.88       $ 19.09       $ 17.83     $ 17.54       $ 17.25

TOTAL RETURN A                                          13.17%        10.66%        4.95%       2.33%         32.94%
                                                                                                         C

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                 $ 1,067,169   $ 1,007,076   $ 903,235   $ 1,367,938   $ 1,002,847

RATIO OF EXPENSES TO AVERAGE NET ASSETS                  1.17%         1.16%         1.18%       1.21%         1.52%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                               1.15%         1.14%         1.18%       1.21%         1.52%
                                                        F             F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS    2.33%         2.76%         2.98%       2.16%         .87%

PORTFOLIO TURNOVER RATE                                 70%           95%           141%        173%          24%

AVERAGE COMMISSION RATE G                               $ .0068       $ .0065





A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS). B INCLUDES AMOUNTS DISTRIBUTED FROM NET
REALIZED GAINS ON FOREIGN CURRENCY RELATED
TRANSACTIONS TAXABLE AS ORDINARY INCOME. C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES CHARGE. DNET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE
FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE,
AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS
A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). G FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON
THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER. H INVESTMENT INCOME PER
SHARE REFLECTS A SPECIAL DIVIDEND FROM BRITISH GAS PLC ORD. WHICH
AMOUNTED TO $.05 PER SHARE.


DIVERSIFIED INTERNATIONAL
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1   PAST 5    LIFE OF
OCTOBER 31, 1997                    YEAR     YEARS     FUND

DIVERSIFIED INTERNATIONAL           19.30%   125.84%   91.06%

MORGAN STANLEY CAPITAL              8.63%    81.61%    66.51%
 INTERNATIONAL GDP-WEIGHTED
 EAFE INDEX

INTERNATIONAL FUNDS AVERAGE         10.39%   82.99%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International
(MSCI) GDP-Weighted Europe, Australasia, Far East (EAFE) Index - a gross domestic product weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 406 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1997               YEAR     YEARS    FUND

DIVERSIFIED INTERNATIONAL      19.30%   17.70%   11.70%

MORGAN STANLEY CAPITAL         8.63%    12.67%   9.11%
 INTERNATIONAL GDP-WEIGHTED
 EAFE INDEX

INTERNATIONAL FUNDS AVERAGE    10.39%   12.67%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971124 120803 S00000000000001
             Diversified International   MS GDP-Wtd. EAFE (Net)
             00325                       MS005
  1991/12/27      10000.00                    10000.00
  1991/12/31      10060.00                    10196.19
  1992/01/31       9860.00                    10109.92
  1992/02/29       9680.00                     9972.49
  1992/03/31       9140.00                     9481.13
  1992/04/30       9240.00                     9563.81
  1992/05/31       9750.00                    10126.93
  1992/06/30       9540.00                     9797.41
  1992/07/31       9190.00                     9450.48
  1992/08/31       9350.00                     9920.65
  1992/09/30       9140.00                     9556.68
  1992/10/31       8460.00                     9168.72
  1992/11/30       8460.00                     9213.47
  1992/12/31       8671.06                     9211.91
  1993/01/31       8873.42                     9318.58
  1993/02/28       9176.96                     9644.58
  1993/03/31       9915.57                    10303.18
  1993/04/30      10522.64                    11252.11
  1993/05/31      10785.71                    11427.99
  1993/06/30      10482.17                    11230.18
  1993/07/31      10805.94                    11568.15
  1993/08/31      11362.43                    12415.92
  1993/09/30      11210.66                    12155.45
  1993/10/31      11453.49                    12489.74
  1993/11/30      11028.54                    11494.70
  1993/12/31      11850.64                    12303.22
  1994/01/31      12739.44                    13243.97
  1994/02/28      12484.04                    13171.27
  1994/03/31      12085.61                    12982.15
  1994/04/30      12320.58                    13637.94
  1994/05/31      12300.15                    13324.95
  1994/06/30      12136.69                    13319.05
  1994/07/31      12555.55                    13628.32
  1994/08/31      12872.25                    13859.17
  1994/09/30      12504.47                    13371.97
  1994/10/31      12729.22                    13778.34
  1994/11/30      12044.75                    13164.27
  1994/12/31      11979.79                    13264.12
  1995/01/31      11428.51                    12924.34
  1995/02/28      11566.33                    12909.67
  1995/03/31      12128.21                    13494.32
  1995/04/30      12509.87                    14097.55
  1995/05/31      12615.88                    13961.27
  1995/06/30      12806.71                    13805.48
  1995/07/31      13633.63                    14707.85
  1995/08/31      13421.60                    14093.61
  1995/09/30      13676.04                    14260.84
  1995/10/31      13495.81                    13847.46
  1995/11/30      13633.63                    14139.27
  1995/12/31      14132.55                    14744.32
  1996/01/31      14555.74                    14931.68
  1996/02/29      14566.88                    14976.23
  1996/03/31      14856.44                    15174.76
  1996/04/30      15391.00                    15647.33
  1996/05/31      15546.91                    15416.27
  1996/06/30      15691.69                    15537.25
  1996/07/31      15190.54                    15091.25
  1996/08/31      15446.68                    15082.83
  1996/09/30      15914.43                    15497.62
  1996/10/31      16014.66                    15327.98
  1996/11/30      16905.60                    15982.90
  1996/12/31      16961.57                    15869.12
  1997/01/31      17076.88                    15573.96
  1997/02/28      17365.14                    15686.25
  1997/03/31      17388.20                    15988.99
  1997/04/30      17445.86                    15953.65
  1997/05/31      18541.27                    16789.15
  1997/06/30      19486.78                    17792.30
  1997/07/31      20040.25                    18188.00
  1997/08/31      18852.59                    16886.29
  1997/09/30      20155.56                    17974.61
  1997/10/31      19106.27                    16651.14
IMATRL PRASUN   SHR__CHT 19971031 19971124 120806 R00000000000074
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by October 31, 1997, the value of the investment would have grown to $19,106 - a 91.06% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International GDP-weighted EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,651 - a 66.51% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
DIVERSIFIED INTERNATIONAL
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Greg Fraser, Portfolio Manager of
Fidelity Diversified International Fund
Q. HOW DID THE FUND PERFORM, GREG?
A. The fund returned 19.30% for the 12-month period that ended October 31, 1997. For the same time period, the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East (EAFE) Index
- was up 8.63%, while the international funds average returned 10.39%, according to Lipper Analytical Services.
Q. WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S OUTPERFORMANCE OF THE
INDEX?
A. There were a number of reasons the fund did better than the index. First, it continued to have a lower weighting in Japan than the index, which boosted performance because the Japanese market did poorly over the period. The fund also benefited from having about 8% of its assets invested in Canada, where the index had no holdings. Many Canadian companies turned in surprisingly strong performances over the period, largely because economic growth was better than expected and inflation was lower than expected. In addition, the fund was helped during the period when some of the closed-end funds that it had owned for a while
- such as GT Global Developing Markets Fund and Alliance Global Environmental - took positive steps to unlock shareholder value by "open-ending." If a closed-end fund that has been trading at a discount open-ends, shareholders can redeem their shares at net-asset-value, thereby realizing a better price for their holdings.
Q. ANY OTHER REASONS BEHIND THE FUND'S STRONG PERFORMANCE?
A. Not specific ones. I should note that overall no single stock or country was that important to the fund's performance. What was important was generally strong stock picking across a range of industries and countries. In terms of the fund's top holdings, an eclectic group of stocks helped the fund. Swiss pharmaceutical company Novartis - the fund's largest holding as well as its top-contributing stock - strongly benefited from cost-cutting measures. Novartis was formed about a year ago from the merger of pharmaceutical giants Ciba-Geigy and Sandoz. Japanese exporters, such as Fuji Photo and Sony, also turned in strong performances. These companies did well despite Japan's weak economy because they were more sensitive to the global than the local economy. The fund also was helped by European restructuring stories, such as Alcatel Alsthom and Unilever, and inexpensive financials, such as National Bank of Canada.
Q. HOW DID THE DECLINES IN THE ASIAN MARKETS AFFECT THE FUND?
A. The direct impact of the Asian market declines on the fund was quite modest because the fund had very limited holdings in the region. In fact, during the period, combined holdings in South Korea, Thailand, Malaysia, the Philippines and Indonesia totaled less than 5% of investments. However, concerns about the repercussions from the declines in Southeast Asia increasingly affected other world markets, and therefore hurt the fund somewhat. Some analysts believe that events in Asia could foreshadow a worldwide slowing in economic growth, or even a recession which probably would hurt the fund's performance.
Q. FOR MUCH OF THE PERIOD, THE U.S. DOLLAR WAS QUITE STRONG AGAINST MANY CURRENCIES, INCLUDING THE YEN AND THE DEUTSCHE MARK. HOW DID THE STRONG DOLLAR AFFECT THE FUND OVER THE PERIOD?
A. As I've noted in previous reports to shareholders, a strong dollar affects the fund in several ways. When the fund's holdings are calculated in dollars, there is an immediate translation impact. That is, a share priced in yen that is worth a certain number of dollars will be worth fewer dollars if the dollar is strong, assuming that the price in yen remains the same. At the same time, many analysts feel that, longer term, a relatively weak currency can increase export competitiveness because the exported goods will be less expensive. That means that big exporting companies such as Sony can often experience stronger earnings from a weaker currency. These expected earnings gains are often reflected in stock prices before the improved earnings are actually reported. So, the stock prices of companies that are involved in exporting tend to do well - in local currency terms - when their currency is weak. Thus, the longer-term business impact of a weak currency can sometimes offset the translation impact, at least for companies heavily involved in exports. Overall, the strength of the dollar probably modestly held back the performance of the fund in the past year. However, good price performance of many of the fund's holdings in local currency terms still resulted in satisfactory dollar-based returns for shareholders.
Q. THIS FUND USES QUANTITATIVE MODELS. CAN YOU BRIEFLY EXPLAIN HOW
THEY WORK?
A. Quantitative models help me focus on inexpensive stocks and industry groups. They help me re-analyze companies quickly during periods of volatile price movements. In this case, the lack of emotion in the computer models is one of the strengths of the process. While many investors focus on recent price movements, some of the most useful models I use emphasize company valuations. So, instead of becoming despondent when prices are falling, the models continually re-evaluate the companies and may actually suggest that the fund buy when many analysts are negative. Similarly, when investors become euphoric, the models will tend to remind me that a company's shares may be becoming too expensive. I should point out that over the past several years, I've continued to spend an increasing amount of time on fundamental research - analyzing the business prospects of each company - to ensure that the quantitative models actually result in good investment decisions in practice, not just in theory.
Q. WHICH INVESTMENTS WERE DISAPPOINTING FOR THE FUND?
A. The biggest disappointment continued to be the performance of the smaller and non-export- oriented Japanese companies. The share prices of many of these companies performed poorly in yen terms, and when translated back into dollars, returns for dollar-based investors were downright disappointing. While the fund owned a fairly large number of these companies - such as Chubu Steel Plate Company, Higashi Nihon House and Maruzen Showa Unyu Company - the sizes of the positions were quite small. Currently, the valuations of many of these companies look extremely appealing, and shareholders should not be surprised if the fund increases small-capitalization Japanese holdings in a measured and prudent fashion. The other disappointing group was gold mining companies. As the price of gold bullion sank over the period, especially in October, gold mining companies generally performed poorly. While the fund had only a modest commitment to this sector, stocks such as Vaal Reefs Exploration & Mining Company were disappointing performers.
Q. GREG, WHAT'S THE OUTLOOK FOR THE FUND?
A. I continue to be somewhat cautious because of high valuations in many markets around the world. Undoubtedly, international markets will continue to provide challenges as currencies devalue, economies sour and governments collapse. So, it is important to remind investors that this fund is designed for long-term investors. Nevertheless, with the ongoing corrections in many Asian markets, valuations have become much more reasonable, so I'm spending a lot of time on the Asian markets looking for companies that could be winners in the next up-cycle. Therefore, shareholders shouldn't be surprised if the fund's investments in emerging markets - including Asian countries - increase in a moderate way. To sum it up, the long-term outlook for satisfactory returns improves as prices and valuations decline, but the extent and duration of market declines - which determine near-term returns - cannot be predicted.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOHN HICKLING ON OCTOBER'S MARKET VOLATILITY IN
SOUTHEAST ASIA:
"While the fund had very little invested in Southeast Asian markets over the period, the volatility of those markets this October affected the fund in more general ways.
"The drop in Southeast Asia had a significantly negative impact on the U.S. stock market. It hit U.S. companies that had investments in Southeast Asia, where currencies fell hard against the dollar. In addition, the market fluctuations in Southeast Asia caused interest rates to shoot up across the region, hurting not only the U.S. but world markets as well. "The volatility also had a ripple effect in other emerging markets around the world. For example, Brazil was one of the worst-performing markets this October, but that really didn't have much to do with the fundamentals of Brazilian stocks. To illustrate, Brazilian utility Telebras, one of the country's strongest companies, was incredibly volatile and was hurt notably in October. Basically, investors were concerned that Latin America would be the next Asia.
"I should point out that the fund's investments in emerging markets, such as Brazil, paid off nicely for 11 1/2 out of the past 12 months. Over the period, I had about 8% of the fund invested in emerging markets, in convertible bonds and equities."

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks and bonds
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of October 31, 1997, more than
$1.0 billion
MANAGER: John Hickling, since 1996; manager,
Fidelity Overseas Fund, Fidelity Advisor
Overseas Fund and Fidelity VIP: Overseas,
1993-1996; Fidelity Advisor Annuity Overseas
Fund, 1995-1996; joined Fidelity in 1982
(checkmark)
DIVERSIFIED INTERNATIONAL
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
CANADA 8.4%
UNITED STATES 11.1%
ROW: 1, COL: 1, VALUE: 11.1
ROW: 1, COL: 2, VALUE: 10.1
ROW: 1, COL: 3, VALUE: 4.7
ROW: 1, COL: 4, VALUE: 4.3
ROW: 1, COL: 5, VALUE: 29.9
ROW: 1, COL: 6, VALUE: 4.6
ROW: 1, COL: 7, VALUE: 14.4
ROW: 1, COL: 8, VALUE: 4.5
ROW: 1, COL: 9, VALUE: 8.0
ROW: 1, COL: 10, VALUE: 8.4
FRANCE 8.0%
UNITED
KINGDOM 10.1%
GERMANY 4.5%
SWITZERLAND 4.7%
SWEDEN 4.3%
JAPAN 14.4%
OTHER 29.9%
NETHERLANDS 4.6%
AS OF APRIL 30, 1997
AUSTRALIA 3.4%
UNITED STATES 12.7%
ROW: 1, COL: 1, VALUE: 12.7
ROW: 1, COL: 2, VALUE: 8.4
ROW: 1, COL: 3, VALUE: 5.1
ROW: 1, COL: 4, VALUE: 4.8
ROW: 1, COL: 5, VALUE: 24.7
ROW: 1, COL: 6, VALUE: 5.8
ROW: 1, COL: 7, VALUE: 17.1
ROW: 1, COL: 8, VALUE: 5.4
ROW: 1, COL: 9, VALUE: 4.9
ROW: 1, COL: 10, VALUE: 7.7
ROW: 1, COL: 11, VALUE: 3.4
CANADA 7.7%
FRANCE 4.9%
UNITED
KINGDOM 8.4%
GERMANY 5.4%
SWITZERLAND 5.1%
JAPAN 17.1%
SWEDEN 4.8%
NETHERLANDS  5.8%
OTHER 24.7%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS AND CLOSED-END    90.0          88.4
 INVESTMENT COMPANIES

BONDS                    0.5           0.3

SHORT-TERM INVESTMENTS   9.5           11.3

TOP TEN STOCKS
                                           % OF FUND'S   % OF FUND'S
                                           INVESTMENTS   INVESTMENTS
                                                         IN THESE STOCKS
                                                         6 MONTHS AGO

NOVARTIS AG (REG.)                         1.5           1.9
(SWITZERLAND, DRUGS & PHARMACEUTICALS)

ALCATEL ALSTHOM COMPAGNIE GENERALE         1.4           1.3
 D'ELECTRICITE SA SPONSORED ADR
(FRANCE, ELECTRICAL EQUIPMENT)

SHELL TRANSPORT & TRADING CO. PLC (REG.)   1.2           1.2
(UNITED KINGDOM, OIL & GAS)

NATIONAL BANK OF CANADA                    1.1           1.4
(CANADA, BANKS)

CANADIAN NATIONAL RAILWAY CO.              0.9           0.2
(CANADA, RAILROADS)

UNILEVER NV ADR                            0.9           1.3
(NETHERLANDS, HOUSEHOLD PRODUCTS)

SONY CORP.                                 0.9           1.4
(JAPAN, CONSUMER ELECTRONICS)

ENSO OY CLASS R                            0.9           0.2
(FINLAND, PAPER & FOREST PRODUCTS)

NESTLE SA (REG.)                           0.8           0.9
(SWITZERLAND, FOODS)

ELF AQUITAINE SA SPONSORED ADR             0.8           0.4
(FRANCE, OIL & GAS)

TOP TEN MARKET SECTORS
                   % OF FUND'S   % OF FUND'S
                   INVESTMENTS   INVESTMENTS
                                 IN THESE
                                 MARKET SECTORS
                                 6 MONTHS AGO

FINANCE            28.5          28.6

NONDURABLES        7.6           7.0

UTILITIES          7.1           5.2

BASIC INDUSTRIES   6.8           5.9

ENERGY             6.4           5.9

TECHNOLOGY         5.7           7.2

DURABLES           5.2           6.1

HEALTH             4.8           5.4

TRANSPORTATION     4.5           2.6

MEDIA & LEISURE    3.7           4.3

DIVERSIFIED INTERNATIONAL
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 79.7%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.7%
Banco de Galicia y Buenos Aires SA
 sponsored ADR representing
 Class B shares  70,000 $ 1,699,254
Bansud SA Class B (a)  42,700  381,532
Metrogas SA Class B  100,000  73,042
Telecom Argentina Class B
 sponsored ADR  100,000  2,531,250
Telefonica de Argentina SA
 sponsored ADR  75,000  2,109,375
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  125,000  4,000,000
  10,794,453
AUSTRALIA - 2.2%
AAP Telecommunications Properties Ltd.   540,500  700,997
Australia & New Zealand Banking
 Group Ltd.   900,000  6,258,974
Australian Oil & Gas Corp. Ltd.   800,000  1,093,638
Burns Philp & Co.   200,000  105,158
Colonial Ltd. (a)  300,000  832,847
Commonwealth Bank of Australia (d)  450,000  5,157,975
Consolidated Rutile Ltd.   154,282  64,896
Foodland Associated Ltd.  500,000  3,715,565
Fosters Brewing Group Ltd.   750,000  1,419,626
Gandel Retail Trust GAN  650,000  451,126
Henry Walker Group Ltd.   50,000  75,363
Macquarie Bank Ltd.   90,000  694,040
National Australia Bank Ltd.   75,000  1,022,657
National Mutual Property Trust  1,033,333  825,837
News Corp. Ltd. sponsored ADR
 (ltd. vtg.)  75,000  1,331,250
North Ltd.   100,000  261,351
Petsec Energy Ltd. sponsored ADR (a)  100,000  2,250,000
Premier Investment Ltd.   130,000  164,046
Qantas Airways Ltd.   450,000  804,455
Santos Ltd.   337,500  1,547,393
Savage Resources Ltd.   308,436  177,308
Savage Resources Ltd.
 warrants 11/30/98 (a)  5,500  308
Seven Network Ltd.   100,000  357,536
Siddons Ramset Ltd.   106,475  529,975
Tyndall Australia Ltd.   983,544  1,578,986
Westfield Trust  538,036  1,022,185
Westfield Trust (New) (a)  11,964  21,304
  32,464,796
AUSTRIA - 1.0%
Austria Tabak AG (d)  67,600  2,813,765
EVN (Energie-Versor Nieder)  10,000  1,160,519
OMV AG (d)  10,000  1,421,801
Vae AG (e)  75,000  7,356,274
Voest-Alpine Stahl AG  50,000  2,163,610
  14,915,969
BAHAMAS (NASSAU) - 0.1%
Sun International Hotels Ltd. Ord. (a)  50,000  1,800,000
BELGIUM - 0.0%
Floridienne NV  45  2,023
BERMUDA - 0.6%
Lasalle Re Holdings Ltd.   40,000  1,340,000
PartnerRe Ltd.   45,000  1,845,000
RenaissanceRe Holdings Ltd.  25,000  1,087,500
Terra Nova (Bermuda) Holdings Ltd.   205,000  5,304,375
  9,576,875

 SHARES VALUE (NOTE 1)
BRAZIL - 0.5%
Compania CerveJaria Brahma PN:
 (Pfd. Reg.) warrants 4/30/03 (a)  188,529 $ 25,648
 (Pfd. Reg.)  3,000,000  1,877,381
Petrobras PN (Pfd. Reg.)  10,000,000  1,859,242
Telebras sponsored ADR  40,000  4,060,000
  7,822,271
CANADA - 7.8%
Air Canada, Inc. (a)  175,000  1,745,713
Alliance Forest Products, Inc. (a)  100,000  2,076,751
BCE, Inc.   75,000  2,090,064
Barrick Gold Corp.   375,000  7,681,316
Baton Broadcasting (a)  200,000  2,840,001
Beau Canada Exploration Ltd. (a)  500,000  1,224,751
Boralex, Inc. Class A (a)  44,600  148,830
CHC Helicopter Corp. Class A  100,000  994,001
Cambridge Shopping Centres Ltd.   165,000  1,768,966
Canadian Pacific Ltd.   200,000  5,949,803
Canadian National Railway Co.   250,000  13,490,007
Canadian Natural Resources Ltd. (a)  125,000  3,638,752
Club Monaco, Inc. (a)  100,000  1,100,501
Computalog Ltd. (a)  65,000  1,315,276
Connor Clark Ltd. Class A (non-vtg.)  150,000  1,278,001
Connor Clark Ltd. Class A (non-vtg.) (d)  50,000  426,000
Dundee Bancorp, Inc. Class A
 (sub. vtg.) (a)(d)  100,000  2,627,001
Dylex Ltd. (a)  100,000  578,650
Edperbrascan Corp. Ltd., Class A (vtg.)  250,000  4,410,877
FCA International Ltd. (a)  429,800  884,959
Greenstone Resources Ltd. (a)(d)  100,000  816,500
Harrowston, Inc. Class A (a)   200,000  830,700
Hudson's Bay Co. Ord.   50,000  1,144,876
Imperial Oil Ltd.   25,000  1,554,013
International Murex Technologies
 Corp. (a)   100,000  862,500
International Verifact, Inc. (a)  35,000  313,110
Journey's End Corp. (a)  250,000  1,837,126
Laurentian Bank  40,000  731,300
Marsulex, Inc. (a)  200,000  923,000
Methanex Corp. (a)  50,000  438,425
Midland Walwyn, Inc.   200,000  2,911,001
NQL Drilling Tools, Inc. Class A (a)  25,000  236,963
National Bank of Canada  1,200,000  17,082,609
Noma Industries Ltd. Class A (d)  50,000  181,050
North West Co. Fund Trust unit  100,000  994,001
PC Docs Group International, Inc.   100,000  603,500
Penn West Petroleum Ltd. (a)  50,000  612,375
Power Corporation of Canada   100,000  2,967,801
Power Financial Corp.   40,000  1,172,921
Renaissance Energy Ltd. (a)  75,000  1,741,276
Research in Motion Ltd. (a)(d)  25,000  161,525
Rio Alto Exploration Ltd. (a)  650,000  6,114,878
Royal Group Technolog Ltd.
 (sub. vtg.) (a)  70,000  1,784,231
Royal Bank of Canada  50,000  2,674,926
Russel Metals, Inc. Class A (a)  250,000  931,875
Ryan Energy Technologies, Inc. (a)  25,000  228,975
St Laurent Paperboard, Inc. (a)  234,100  3,781,302
Saputo Group, Inc. (a)(d)  50,000  766,800
Southam, Inc.   50,000  985,125
Suncor, Inc.   10,000  360,325
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CANADA - CONTINUED
Telus Corp.   100,000 $ 2,005,751
Trilon Financial Corp. Class A  350,000  2,584,401
  116,605,381
DENMARK - 2.7%
Amtsspar Fyn Holding AS  5,000  347,323
BG Bank AS (Reg.)  10,000  642,273
Den Danske Bank Group AS  30,000  3,381,827
FIH AS Class B  150,000  3,770,280
Jyske Bank AS (Reg.)  100,000  10,297,814
Novo-Nordisk AS Class B  20,000  2,163,150
Syd-Sonderjylland Holding  175,000  9,063,904
Tele Danmark AS Class B  25,000  1,466,220
Unidanmark AS Class A  70,000  4,723,894
Vest-Wood AS  60,000  5,209,841
  41,066,526
FINLAND - 3.3%
Cultor OY Ord., Series 2  15,000  802,278
Enso OY Class R  1,400,000  13,245,800
Finnair OY  500,000  3,861,749
Huhtamaki Ord.   50,000  2,056,382
Instrumentarium OY Class B  50,000  1,689,515
Metsa-Serla Ltd. Class B  500,000  4,441,012
Nokia Corp. AB sponsored ADR  50,000  4,412,500
Rauma OY  65,000  1,223,692
Silja OY AB Series A (a)  92,800  537,556
Spontel OY Class A  300,000  1,853,640
TT Teito OY  40,000  4,478,857
Tulikivi OY Series A  35,000  648,774
UPM-Kymmene Corp.   270,000  6,073,566
Valmet OY  300,000  4,692,026
  50,017,347
FRANCE - 7.7%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  850,000  20,665,625
Assurances Generales (Reg.)  65,000  3,414,864
BQE National Paris Ord.   25,000  1,103,523
Carbonne-Lorraine (LE)  5,000  1,324,228
Compagnie Nationale de Navigation (a)  2,607  57,086
Companie Generale de
 Geophysique SA (a)  170,000  4,760,000
Credit Commercial de France Ord.   100,000  5,656,964
Elf Aquitaine SA sponsored ADR  200,000  12,350,000
Eurafrance (Societe)  12,000  4,879,391
France Telecom SA  100,000  3,778,811
Immobiliere Marseillaise, ste, Class B  1,255  1,681,458
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  10,000  1,696,397
Lagardere S.C.A. (Reg.)  75,491  2,167,919
Marine Wendel SA  30,000  3,448,186
Michelin SA (Compagnie Generale
 des Etablissements) Class B  50,663  2,594,999
Pernod-Ricard  150,000  6,940,514
Paribas SA (Cie Financiere) Class A  30,000  2,175,369
Rhone Poulenc SA Class A  35,000  1,523,728
Scor SA  150,000  6,956,093
Societe Generale Class A  75,000  10,256,277
Total SA Class B  100,000  11,078,510
Union Assurancesfederale SA  60,406  6,744,367
  115,254,309

 SHARES VALUE (NOTE 1)
GERMANY - 3.2%
Adidas AG  10,000 $ 1,449,275
Andrea-Noris Zahn  45,000  1,794,783
BASF AG  200,000  6,828,986
Bayer AG  100,000  3,524,638
BERU AG  24,500  518,406
Berlinger Bank AG  50,000  1,236,232
Buderus AG  10,000  4,846,377
Commerzbank AG  150,000  5,079,130
Deutsche Bank AG  70,000  4,599,710
Depfa Bank (Deut Pfandbrief) 100,000 5,681,159 Metallgesellschaft AG Ord. (a) 100,000 2,005,797
Pfeiffer Vacuum Technology AG
 sponsored ADR (a)  30,000  975,000
Phoenix AG  10,000  185,507
SAP (Systeme Anwendungen
 Produkte) AG  5,000  1,436,232
Springer Axel Verlag AG (Reg.)  2,500  2,079,710
Thyssen AG Ord.   10,000  2,318,841
Veba AG Ord.   60,000  3,347,826
  47,907,609
HONG KONG - 0.2%
Peregrine Investments Holdings Ltd.   2,000,000  1,966,365
Vtech Holdings Ltd.   377,000  736,442
  2,702,807
INDIA - 0.0%
Tata Engineering & Locomotive Ltd.
 GDR (d)  45,000  445,500
INDONESIA - 0.1%
Asia Pulp & Paper Co. Ltd.
 sponsored ADR  100,000  1,137,500
PT Kawasan Industri Jababeka  145,000  60,417
Indosat (Indonesia Satellite)
 sponsored ADR  15,000  355,313
PT Bank PAN Indonesia (For. Reg.)  660  147
PT Kawasan Industri Jababeka   55,000  22,917
PT Putra Surya Multidana (a)  400,000  138,889
  1,715,183
IRELAND - 0.8%
Anglo-Irish Bank Corp. PLC  2,000,000  3,347,000
Bank of Ireland, Inc.   100,000  1,254,754
Elan Corp. PLC ADR (a)  20,000  997,500
FBD Holdings PLC  50,000  225,405
Hibernian Group PLC  250,000  1,615,403
IAWS Group PLC Class A (Reg.)  70,000  257,719
IWP International (UK Reg.)  100,000  468,580
Independent Newspapers PLC  271,053  1,474,223
Irish Life PLC  200,000  1,060,999
Jurys Hotel Group PLC (UK)  151,692  939,269
Ryan Hotels Ltd.   1,000,000  886,955
  12,527,807
ISRAEL - 0.2%
Dead Sea Bromine Co.   10,000  74,617
Edusoft Ltd. (a)  30,000  228,750
Galileo Technology Ltd.   10,000  343,750
Koor Industries Ltd. sponsored ADR  50,000  1,068,750
RIT Technologies Ltd.   15,000  180,000
Teva Pharmaceutical Industries Ltd. ADR  3,000  140,250
TTI Team Telecom International Ltd.   50,000  287,500
  2,323,617
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ITALY - 1.6%
Aeroporti di Roma Spa (a)  51,000 $ 463,798
Credito Italiano Ord.   2,000,000  5,353,207
Eni Spa sponsored ADR  20,000  1,127,500
Instrumentation Laboratory
 sponsored ADR  300,000  750,000
Manuli Rubber Industries Spa (a)  50,000  185,242
Montedison Spa Ord.   8,000,000  6,472,987
SAES Getters Spa sponsored ADR  110,500  1,201,688
Telecom Italia Spa  1,133,330  7,088,372
Telecom Italia Mobile Spa  600,000  2,214,754
  24,857,548
JAPAN - 14.4%
Acom Co. Ltd.   100,000  5,481,728
Aoyama Trading Co. Ord.   80,000  2,146,179
Aronkasei Co. Ltd.   25,000  93,854
Bunka Shutter Co. Ltd.   150,000  554,402
Canon, Inc.   300,000  7,275,748
Chiyoda Fire & Marine Insurance Co. Ltd.  600,000  2,177,741
Chubu Steel Plate Co. Ltd.   275,000  696,636
Citizen Watch Co. Ltd. Ord.   500,000  3,189,369
Dai-Tokyo Fire & Marine Insurance Ord.   200,000  857,143
Daiichi Pharmaceutical Co. Ltd.   250,000  3,550,665
Denyo Co. Ltd.   25,000  133,929
Diamond City Co. Ltd.   25,000  99,668
Enix Corp.   50,000  1,038,206
Fuji Photo Film Co. Ltd.   250,000  9,053,156
Fujitsu Ltd.   300,000  3,289,037
Fuji Fire & Marine Insurance Co. Ltd.   500,000  1,594,684
Fukushima Industries Corp.   5,000  52,326
Fujitsu Business Systems Ltd.   50,000  1,021,595
Hibiya Engineering Ltd.   30,000  153,239
Higashi Nihon House Co. Ltd.   100,000  747,508
Hitachi Ltd.   1,000,000  7,682,724
Honda Motor Co. Ltd.   100,000  3,363,787
Isewan Terminal Service Co. Ltd.   11,000  30,972
Jafco Co. Ltd.   120,000  5,681,063
Jamco Corp.   95,000  1,080,980
Japan Tobacco, Inc.   300  2,459,302
Kanamoto Co. Ltd.   10,000  47,259
Kao Corp.   300,000  4,186,047
Kawagishi Bridge Works Co. Ltd.   150,000  438,538
Katsuragawa Electric Co.   10,000  41,611
Komatsu Ltd. Ord.   500,000  2,670,266
Konica Corp.   300,000  1,495,017
Konami Industry Co. Ltd.   75,000  2,304,817
Konishi Co. Ltd.   10,000  132,890
Kuraya Corp.   10,000  88,040
Kuwazawa Trading Co. Ltd.   10,000  49,003
Long Term Credit Bank of Japan Ltd. (The)  400,000  1,352,159
Maezawa Kasei Industries Co. Ltd.   10,000  137,043
Makita Corp.   100,000  1,403,655
Maruzen Showa Unyu Co. Ltd.   225,000  627,907
Matsushita Electric Industrial Co. Ltd. (a) 650,000 10,905,316 Matsushita Communication
 Industrial Co. Ltd.   200,000  7,059,801
Matsushita Electric Works Co. Ltd.   100,000  905,316
Minebea Co. Ltd.   700,000  6,976,744
Minolta Camera Co. Ltd.   300,000  1,557,309
Misawa Homes  100,000  382,890
Mitsubishi Estate Co. Ltd.   150,000  1,893,688

 SHARES VALUE (NOTE 1)
Mitsubishi Heavy Industries Ltd.   250,000 $ 1,227,160
Mitsui Home Co. Ltd.   50,000  322,259
Mitsui Wood Systems, Inc.   25,000  113,164
Murakami Corp.  15,000  80,980
Namco Ltd.   100,000  3,347,176
Nagawa Co. Ltd.   5,000  23,879
Nintendo Co. Ltd. Ord.   125,000  10,797,342
Nippon Telegraph & Telephone
 Corp. Ord.   600  5,083,057
Nishio Rent All Co. Ltd. Ord.   20,000  189,369
Nittetsu Mining Co. Ltd.   200,000  1,119,601
Nitto Denko Corp.   100,000  1,802,326
Nomura Securities Co. Ltd.   150,000  1,744,186
NTT Data Communications System  40  1,910,299
Nichicon Corp.   200,000  2,475,083
Nissho Corp.   100,000  817,276
Okura & Co. Ltd. (a)  10,000  27,907
Omron Corp.   150,000  2,541,528
Promise Co. Ltd.   55,000  3,215,947
Ricoh Co. Ltd. Ord.   250,000  3,218,439
Ricoh Leasing Co. Ltd.   28,000  339,535
Riken Vitamin Oil Co. Ltd.   143,000  1,306,478
Royal Co. Ltd.   100,000  1,744,186
SXL Corp.  35,000  130,814
Sangetsu Company Ltd.   100,000  1,619,601
Sankyo Co. Ltd.   100,000  3,297,342
Sekisui House Ltd.   350,000  2,994,186
Senshukai Co. Ltd.   100,000  639,535
Sankyo Co. Ltd. (Gunma)  70,000  1,494,186
Senshu Electric Co. Ltd.   10,000  67,276
Shiseido Co. Ltd.   100,000  1,362,126
Shinko Kogyo Co. Ltd.   50,000  163,621
Snow Brand Seed Co. Ltd.   6,000  28,904
Sony Corp.   160,000  13,275,748
Sotoh Co. Ltd.   50,000  299,003
Sonton Food Industry Co. Ltd.   20,000  189,369
Sumitomo Marine and Fire Insurance
 Co. Ltd.   900,000  5,995,017
Sumitomo Metal Industries Ltd.   200,000  400,332
TDK Corp.   20,000  1,657,807
THK Co. Ltd.   60,000  802,326
Takeda Chemical Industries Ltd.   300,000  8,172,758
Taihei Dengyo Kaisha Ltd.   22,000  101,412
Takeda Printing Co. Ltd.   10,000  56,478
Takefuji Corp.   100,000  4,443,522
Terumo Corp.   100,000  1,644,518
Tokio Marine & Fire Insurance Co.
 Ltd. (The)  600,000  5,980,067
Toyota Motor Corp.   125,000  3,477,990
Topcon Corp.   10,000  44,767
Tsuchiya Home Co. Ltd.   35,000  188,953
Wakita & Co. Ltd.  25,000  158,015
Yasuda Fire & Marine Insurance Co.   600,000  3,323,920
Yasuda Trust & Banking  900,000  2,399,502
Yokogawa Electric  150,000  953,073
  216,970,302
KOREA (SOUTH) - 0.5%
Korea Electric Power Corp.   70,000  993,782
Nam Yang Dairy Products  35,000  3,409,325
Pohang Iron & Steel Co. Ltd.   5,000  219,171
SK Telecom Ltd.   6,074  1,875,701
Samsung Electronics Co. Ltd. (vtg.)  9,616  377,665
  6,875,644
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
LIECHTENSTEIN - 0.2%
Liechtenstein Global Trust AG
 participation certificate  4,550 $ 2,277,440
LUXEMBOURG - 0.1%
Espirito Santo Financial Holding SA ADR 60,000 1,237,500 Quilmes Industrial SA sponsored ADR 50,000 618,750
  1,856,250
MALAYSIA - 0.0%
Oriental Holdings BHD  225,000  456,716
Oriental Holdings BHD (New)  135,000  270,604
  727,320
MEXICO - 0.6%
Corporacion Geo SA de CV (a)  500,000  2,696,897
Grupo Financiero Bancomer Class B (a) 3,500,000 1,649,761 Grupo Financiero Inbursa SA Class B 600,000 2,112,172
Grupo Industrial Durango SA
 de CV ADR (a)  30,000  390,000
Grupo Mexico SA, Class L  612,000  1,811,169
  8,659,999
NETHERLANDS - 4.5%
ABN-AMRO Holdings NV  180,000  3,618,509
AKZO Nobel NV  60,000  10,553,213
Core Laboratories NV (a)  5,000  200,000
DOCdata NV (a)  85,000  1,542,674
Gucci Group NV  10,000  363,750
ING Groep NV  120,000  5,028,278
KLM Royal Dutch Air Lines NV  30,000  1,014,910
Koninklijke Hoogovens NV  50,000  2,287,918
Koninklijke Pakhoed NV  50,000  1,634,961
New Holland NV  80,000  2,275,000
Philips Electronics NV (Bearer)  50,000  3,907,455
Royal Dutch Petroleum Co.   100,000  5,262,500
Royal Ptt Nederland NV  250,000  9,537,275
Scala Business Solutions NV (a)  39,200  303,713
Scala Business Solutions NV
 warrants 3/31/01 (a)  25,000  41,212
Smit International NV  70,000  2,195,373
Telegraaf  100,000  2,056,555
Unilever NV ADR  250,000  13,343,750
Van Ommeren Ceteco NV  25,000  893,316
Vedior NV  40,000  820,566
  66,880,928
NEW ZEALAND - 0.8%
Air New Zealand Ltd. Class B  1,284,100  2,716,270
Brierley Investments Ltd.   900,000  694,319
Corporate Investments Ltd. (a)  950,000  531,938
CUE Energy Resources NL (Astl.) (a)  160,000  20,190
Fletcher Challenge Ltd. (Energy Division) 450,000 2,015,766 Fletcher Challenge Ltd. (Forestry Division) 500,000 482,166
Independent Newspapers Ltd.   292,000  1,526,010
Lion Nathan Ltd.   1,400,000  3,379,519
Progressive Enterprises Ltd.   500,000  544,381
  11,910,559
NORWAY - 3.4%
Benor Tankers  134,000  1,088,313
Color Lines  300,000  1,303,753
Den Norske Bank AS Class A
 Free shares  1,300,000  5,853,353

 SHARES VALUE (NOTE 1)
Det Sondenfjelds-Norske
 Dampskibsselskab, Class A (a)(d)  75,000 $ 1,677,781
Frontline Ltd. (a)  750,000  3,772,335
Ganger Rolf  5,000  345,530
Helikopter Services AS  50,000  619,817
Merkantildata  150,000  5,022,655
Fred Olsen Energy ASA (a)  19,000  476,475
P4 Radio Hele Norge SA  50,000  463,082
Petroleum Geo-Services AS
 sponsored ADR (a)  25,000  1,731,250
Procon Offshore ASA (a)  50,000  616,255
Saga Petroleum AS Class B  49,300  871,050
Saevik Supply AS (a)  450,000  10,259,041
Smedvig AS  50,000  1,503,234
Schibsted AS:
 Series B  550,000  10,266,165
 Class B (d)  50,000  933,288
Storli Skibs AS:
 Series A   10,000  227,979
 Class B (non-vtg.)  110,800  2,447,066
Superoffice AS (a)  100,000  256,476
Tandberg Television ASA  100,000  933,288
Wilhelmsen (Wilh.) Ltd. AS  5,000  242,227
  50,910,413
PERU - 0.1%
Banco Wiese Ltd. sponsored ADR  125,000  695,313
Telefonica Del Peru SA Class B
 sponsored ADR  35,000  691,250
  1,386,563
PORTUGAL - 1.0%
Electricidade de Portugal SA  150,000  2,630,534
Portugal Telecom SA   79,000  3,234,875
Telecel Comunicacoes Pessoais SA  100,000  9,023,837
  14,889,246
RUSSIA - 0.2%
Luk Oil Co. sponsored ADR  35,000  2,905,000
SINGAPORE - 0.0%
Singapore Bus Service 1978 Ltd.
 (For. Reg.)  150,000  586,459
Times Publishing Ltd.   38,000  67,248
  653,707
SOUTH AFRICA - 0.9%
Anglo American Corp. of South Africa
 Ltd. (Reg.)  50,000  2,159,917
Free State Consolidated Gold Mines
 Ltd. Ord.   400,000  2,039,460
Gencor Ltd. (Reg.)  200,000  448,598
Ingwe Coal Corp. Ltd.   50,000  197,300
South African Breweries Ltd.   150,000  3,987,539
Vaal Reefs Exploration & Mining Co.
 Ltd. (Reg.)  55,000  2,371,340
Vaal Reefs Exploration & Mining Co.
 Ltd. ADR (New)  200,000  862,500
Western Deep Levels Ltd. Ord.   48,000  996,885
  13,063,539
SPAIN - 1.0%
Argentaria Corporacion Bancaria
 de Espana SA  75,000  4,156,093
Banco Bilbao Vizcaya SA Ord. (Reg.)  30,000  800,357
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SPAIN - CONTINUED
Banco De Santander SA de Credito ADR  40,000 $ 1,087,500
Endesa SA sponsored ADR  80,000  1,490,000
Repsol SA sponsored ADR  20,000  850,000
Telefonica de Espana SA sponsored ADR  50,000  4,112,500
Union Electrica Fenosa SA  200,000  1,906,591
  14,403,041
SWEDEN - 4.3%
Astra AB Class A Free shares  300,000  4,828,733
Atle AB  150,000  2,254,739
Custos AB, Class B  50,000  1,057,532
Ericsson (L.M.) Telephone Co. Class B
 ADR  60,000  2,655,000
Forvaltnings AB Ratos Class B
 Free shares  500,000  4,423,013
Hemkopskedjan AB Series B (a)  300,000  3,092,783
Investor AB Class B Free shares  80,000  3,714,001
Karlshamns AB (a)  197,800  2,683,818
Linjebuss AB Class A   50,000  399,069
Mo Och Domsjoe AB Class B  160,000  4,320,585
NK Cityfastigheter AB (a)  200,000  1,489,857
Netcom Systems AB Class B (a)  300,000  5,008,314
Nordbanken AB  50,000  1,563,020
Prosolvia AB Class B (a)  40,000  1,372,797
SKF AB Ord.   270,000  6,249,418
Scania AB:
 Class A  75,000  1,805,786
 Class B  100,000  2,454,273
Skandinaviska Enskilda Banken Class A
 Free shares  100,000  1,077,486
Skandia Foersaekrings AB  50,000  2,327,902
Swedish Match Co.   1,800,000  5,507,150
Trelleborg Class B Free shares (a)  40,000  526,771
Volvo AB Class B  100,000  2,607,250
WM Data Nordic AB, Series B  150,000  2,593,947
  64,013,244
SWITZERLAND - 4.6%
Bank for International Settlements  500  3,512,692
Bucher Holding AG (Bearer)  2,000  1,889,167
Ciba Specialty Chemicals AG (a)  10,000  983,196
Credit Suisse Group (Reg.)  86,300  12,172,095
Edipresse SA, Lausanne  10,000  2,788,702
Jelmoli, Grands Magasins SA  2,000  1,744,726
Julius Baer Holding AG  5,000  7,472,292
Nestle SA (Reg.)  9,000  12,697,176
Novartis AG (Reg.)  14,000  21,953,522
Publicitas Holding SA (Reg.)  10,000  2,180,908
Sarna Kunststoff Holding AG  1,260  1,540,651
Usego Hofer Curti AG (Reg.)  500  97,962
  69,033,089
THAILAND - 0.0%
I.C.C. International PCL (Local Reg.)  4,500  7,678
PTT Exploration & Production (For. Reg.)  40,000  399,756
Sri Thai Superware Co. Ltd. (For. Reg.)  50,000  14,016
  421,450
UNITED KINGDOM - 10.1%
Allied Domecq PLC  200,000  1,628,316
Anglian Water PLC Ord.   200,000  2,680,947
Appleyard Group  100,000  125,513
Asda Group PLC  1,000,000  2,593,925

 SHARES VALUE (NOTE 1)
BAA PLC Ord.   200,000 $ 1,840,850
BAT Industries PLC Ord.   700,000  6,092,007
BTP PLC  300,000  1,686,888
Barclays PLC Ord.   200,000  4,997,071
Biocompatibles International PLC
 Class L (a)  200,000  1,907,790
British Petroleum PLC ADR  14,247  1,250,174
British Vita Ord.   100,000  404,987
Budgens PLC  500,000  460,213
Doncasters PLC sponsored ADR  143,900  3,876,306
English China Clay PLC  600,000  2,610,660
Gallaher Group PLC sponsored ADR  450,000  8,634,375
Gentia Software PLC sponsored ADR (a)  45,000  129,375
Granada Group PLC  100,000  1,375,617
Grand Metropolitan PLC  350,000  3,151,201
Guinness PLC Ord.   350,000  3,121,914
HSBC Holdings PLC  175,200  4,104,761
House of Fraser PLC Class L  1,000,000  3,598,025
Hyder PLC  300,000  4,518,450
International Business Communications
 Holdings PLC Class L  400,000  2,744,540
Intrum Justitia NV (Reg.)  1,000,000  1,221,655
London Pacific Group Ltd. (a)  550,000  1,932,893
Mcbride PLC  800,000  2,316,124
National Grid Co. PLC  1,000,000  4,702,535
National Power PLC (d)  150,000  1,247,594
National Westminster Bank PLC Ord.   400,000  5,736,758
Paterson Zochonis  200,000  1,255,125
Powergen PLC Ord.   150,000  1,664,296
RJB Mining PLC  500,000  1,497,783
Railtrack PLC Class L  75,000  1,196,134
Rentokil Initial PLC  500,000  1,966,363
Royal & Sun Alliance Insurance
 Group PLC  700,000  6,694,837
Safeway PLC  308,137  2,002,078
Scottish Power PLC ADR  300,000  2,234,123
Shell Transport & Trading Co. PLC (Reg.)  2,500,000  17,686,807
Severn Trent PLC  142,500  2,060,413
SmithKline Beecham PLC ADR  150,000  7,143,750
Stakis PLC  650,000  1,044,264
Thames Water PLC Ord.   200,000  3,029,035
Tomkins PLC Ord.   1,250,000  6,401,138
Unilever PLC ADR  200,000  6,050,000
Vaux Group PLC  200,000  803,280
Vodafone Group PLC sponsored ADR  40,000  2,195,000
WPP Group PLC  800,000  3,641,536
Whitbread & Co. PLC Class A  150,000  2,000,669
  151,258,095
UNITED STATES OF AMERICA - 0.3%
Orthofix International NV (a)  393,000  5,305,500
TOTAL COMMON STOCKS
 (Cost $1,047,484,220)   1,197,201,350
CLOSED-END INVESTMENT COMPANIES - 7.9%
AUSTRALIA - 0.0%
First Australia Fund, Inc.   50,000  371,875
AUSTRIA - 0.2%
Austria Fund, Inc.   350,000  3,325,000
CLOSED-END INVESTMENT COMPANIES - CONTINUED
 SHARES VALUE (NOTE 1)
BRAZIL - 0.2%
Brazil Fund, Inc.   160,000 $ 3,450,000
CANADA - 0.6%
Canadian General Investment Ltd.   177,619  2,112,335
Economic Investment Trust Ltd.   58,100  4,288,044
United Corporations Ltd.   75,000  2,609,251
  9,009,630
CHILE - 0.1%
Five Arrows Chile Investment Trust Ltd.   500,000  1,365,000
CHINA (PEOPLES REP.) - 0.1%
China Fund, Inc.   55,000  732,188
EMERGING MARKETS - 1.6%
Central European Equity Fund  180,000  4,162,500
Emerging Markets Telecommunication
 Fund, Inc.   112,900  1,799,344
Emerging Markets Infrastructure
 Fund, Inc.   480,000  5,640,000
Latin America Growth Fund, Inc.   65,000  650,000
Morgan Stanley Africa Investment
 Fund, Inc.   80,000  1,220,000
New South Africa Fund, Inc.   25,000  325,000
Scudder New Europe Fund, Inc.   168,200  2,607,100
Southern Africa Fund, Inc.   75,000  1,190,625
TCW/DW Emerging Markets
 Opportunities Trust (SBI)  140,000  1,741,250
Templeton Dragon Fund, Inc.   350,000  4,484,375
  23,820,194
FRANCE - 0.3%
France Growth Fund, Inc.   460,000  5,088,750
GERMANY - 1.0%
Emerging Germany Fund, Inc.   420,000  4,462,500
New Germany Fund, Inc. (The)  729,800  10,901,388
  15,363,888
HONG KONG - 0.2%
Asia Pacific Fund, Inc.   200,000  1,700,000
Greater China Fund, Inc.   30,000  453,750
  2,153,750
INDIA - 0.2%
India Fund  200,000  1,650,000
India Growth Fund, Inc.   50,000  512,500
Jardine Fleming India Fund, Inc. (a)  100,000  800,000
  2,962,500
ISRAEL - 0.0%
First Israel Fund, Inc.   52,000  676,000
ITALY - 0.1%
Italy Fund, Inc. (The)  100,000  950,000
MEXICO - 0.6%
Emerging Mexico Fund, Inc.   100,000  918,750
Mexico Equity & Income Fund  81,500  1,034,031
Mexico Fund, Inc. (The)  400,000  7,475,000
  9,427,781
MULTI-NATIONAL - 1.2%
Americas Income Trust, Inc.   110,000  907,500
Asia Tigers Fund, Inc.   400,000  3,175,000
Blackrock North American Government
 Income Trust, Inc.   350,000  3,718,750
Clemente Global Growth Fund, Inc.   50,000  465,625

 SHARES VALUE (NOTE 1)
Fleming Natural Resources Investment
 Trust PLC  75,000 $ 107,941
INVESCO Global Health Sciences Fund  70,000  1,211,875
MFS Government Markets Income Trust  500,000  3,343,750
Morgan Stanley Asia-Pacific Fund, Inc.   375,000  3,023,438
Royce Global Trust, Inc. (a)  83,500  474,906
Schroder Asian Growth Fund, Inc.   40,000  340,000
Scudder Spain Portugal Fund, Inc.   10,000  133,750
Strategic Global Income Fund, Inc.   150,000  1,753,125
  18,655,660
PORTUGAL - 0.2%
Portugal Fund, Inc.   158,900  2,681,438
SPAIN - 0.7%
Growth Fund of Spain, Inc.   500,000  7,750,000
Spain Fund, Inc.   218,900  3,091,963
  10,841,963
SWITZERLAND - 0.1%
Swiss Helvetia Fund, Inc.   52,200  1,246,275
TAIWAN - 0.5%
R.O.C. Taiwan Fund (SBI)  40,000  347,500
Taiwan Equity Fund, Inc. (a)  135,000  1,350,000
Taiwan Fund, Inc.   300,000  5,437,500
  7,135,000
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $115,767,940)   119,256,892
PREFERRED STOCKS - 2.4%
CONVERTIBLE PREFERRED STOCKS - 0.6%
AUSTRALIA - 0.4%
National Australia Bank Ltd. 7.8750%  200,000  5,562,500
UNITED STATES OF AMERICA - 0.2%
WBK STRYPES Trust $3.135  100,000  3,100,000
TOTAL CONVERTIBLE PREFERRED STOCKS    8,662,500
NONCONVERTIBLE PREFERRED STOCKS - 1.8%
AUSTRIA - 0.1%
Bank Austria AG (non-vtg.)  21,500  1,010,097
Miba Holdings AG, Class B  15,000  773,954
  1,784,051
GERMANY - 0.3%
Volkswagen AG  10,000  4,585,507
ITALY - 0.2%
Telecom Italia Spa  800,000  3,221,374
PORTUGAL - 0.1%
Lusomundo (Filmes) SA (non vtg.)  133,300  1,128,738
UNITED STATES OF AMERICA - 1.1%
Freeport McMoran Copper & Gold, Inc.:
 Series B  200,000  5,625,000
 depositary shares representing 0.025
  shares silver denomination  300,500  5,521,688
 depositary shares representing gold,
  Series II  200,000  5,475,000
  16,621,688
TOTAL NONCONVERTIBLE PREFERRED STOCKS   27,341,358
TOTAL PREFERRED STOCKS
 (Cost $34,244,404)   36,003,858
CORPORATE BONDS - 0.5%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (C) (NOTE 1)
FINLAND - 0.3%
Metsa Serla OY 4 3/8%,
 10/15/02 (d)  - $ 5,000,000 $ 4,850,000
LUXEMBOURG - 0.1%
Espirito Santo Financial Holding
 SA 8 3/4%, 4/10/03  - XEU 1,000,000  1,417,320
NETHERLANDS - 0.1%
Bilbao Vizcaya Investments BV
 3 1/2%, 7/12/06 Aa3  1,000,000  1,670,000
TOTAL CORPORATE BONDS
 (Cost $7,769,136)   7,937,320
CASH EQUIVALENTS - 9.5%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $142,514,594)  142,514,594  142,514,594
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,347,780,294) $ 1,502,914,014
CURRENCY ABBREVIATIONS
XEU - European currency unit
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,526,580 or 1.6% of net assets.
(e) Affiliated company (see Note 7 of Notes to Financial Statements). OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,430,243,491 and $819,114,253, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $249,043 for the period (see Note 4 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Vae AG $ - $ - $ - $ 7,356,274

INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $1,350,005,983. Net unrealized appreciation aggregated $152,908,031, of which $219,372,990 related to appreciated investment securities and $66,464,959 related to depreciated investment securities.
The fund hereby designates approximately $24,554,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.4%
Basic Industries    6.8
Cash Equivalents   9.5
Construction & Real Estate    1.6
Durables    5.2
Energy    6.4
Finance    28.5
Health    4.8
Holding Companies   1.5
Industrial Machinery & Equipment   3.5
Media & Leisure   3.7
Nondurables   7.6
Precious Metals   1.1
Retail & Wholesale   1.4
Services    0.7
Technology    5.7
Transportation   4.5
Utilities   7.1
    100.0%
DIVERSIFIED INTERNATIONAL
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,347,780,294) - SEE ACCOMPANYING SCHEDULE                   $ 1,502,914,014

CASH                                                                                                    525,008

RECEIVABLE FOR INVESTMENTS SOLD                                                                         44,523,798

RECEIVABLE FOR FUND SHARES SOLD                                                                         14,672,416

DIVIDENDS RECEIVABLE                                                                                    3,225,867

INTEREST RECEIVABLE                                                                                     742,623

OTHER RECEIVABLES                                                                                       12,159

 TOTAL ASSETS                                                                                           1,566,615,885

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                       $ 40,307,277

PAYABLE FOR FUND SHARES REDEEMED                                                         10,172,161

ACCRUED MANAGEMENT FEE                                                                   1,076,086

OTHER PAYABLES AND                                                                       733,295
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                      52,288,819

NET ASSETS                                                                                             $ 1,514,327,066

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                        $ 1,286,021,067

UNDISTRIBUTED NET INVESTMENT INCOME                                                                     14,787,511

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN                           58,357,025
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                               155,161,463
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 91,363,356                                                                             $ 1,514,327,066
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                         $16.57
AND REDEMPTION PRICE PER SHARE ($1,514,327,066 (DIVIDED BY) 91,363,356 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                $ 23,561,382
DIVIDENDS

SPECIAL DIVIDEND FROM GENCOR LTD.                                                 3,743,595

INTEREST                                                                          5,208,655

                                                                                  32,513,632

LESS FOREIGN TAXES WITHHELD                                                       (2,408,574)

 TOTAL INCOME                                                                     30,105,058

EXPENSES

MANAGEMENT FEE                                                     $ 8,221,856
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             954,599

TRANSFER AGENT FEES                                                 3,002,618

ACCOUNTING FEES AND EXPENSES                                        603,478

NON-INTERESTED TRUSTEES' COMPENSATION                               4,886

CUSTODIAN FEES AND EXPENSES                                         508,136

REGISTRATION FEES                                                   326,387

AUDIT                                                               54,201

LEGAL                                                               7,502

REPORTS TO SHAREHOLDERS                                             182,790

MISCELLANEOUS                                                       10,773

 TOTAL EXPENSES BEFORE REDUCTIONS                                   13,877,226

 EXPENSE REDUCTIONS                                                 (254,469)     13,622,757

NET INVESTMENT INCOME                                                             16,482,301

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              60,627,965

 FOREIGN CURRENCY TRANSACTIONS                                      (147,765)     60,480,200

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              84,832,063

 ASSETS AND LIABILITIES IN                                          30,538        84,862,601
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   145,342,801

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 161,825,102

OTHER INFORMATION                                                                $ 197,962
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                                2,246

 TRANSFER AGENT CREDITS                                                           54,261

                                                                                 $ 254,469


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                          $ 16,482,301       $ 7,321,339
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                            60,480,200         27,040,980

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                 84,862,601         39,551,272

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      161,825,102        73,913,591

DISTRIBUTIONS TO SHAREHOLDERS                                                        (7,278,518)        (5,256,708)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                              (17,468,122)       (9,796,447)

 TOTAL DISTRIBUTIONS                                                                 (24,746,640)       (15,053,155)

SHARE TRANSACTIONS                                                                    1,829,687,888      791,836,282
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                        24,250,333         14,593,828

 COST OF SHARES REDEEMED                                                              (1,142,181,507)    (494,815,255)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               711,756,714        311,614,855

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             848,835,176        370,475,291

NET ASSETS

 BEGINNING OF PERIOD                                                                 665,491,890        295,016,599

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $14,787,511 AND
$6,896,785, RESPECTIVELY)                                                               $ 1,514,327,066    $ 665,491,890

OTHER INFORMATION
SHARES

 SOLD                                                                                    113,844,123        58,603,680

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                 1,681,716          1,169,376

 REDEEMED                                                                               (70,452,524)       (36,651,694)

 NET INCREASE (DECREASE)                                                                 45,073,315         23,121,362



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                      1996   1995   1994 C   1993




NET ASSET VALUE, BEGINNING OF PERIOD                    $ 14.38       $ 12.73     $ 12.46     $ 11.32     $ 8.46

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                  .24 B, F      .15         .22         .05         .07

 NET REALIZED AND UNREALIZED GAIN (LOSS)                2.46          2.13        .47         1.20        2.89

 TOTAL FROM INVESTMENT OPERATIONS                       2.70          2.28        .69         1.25        2.96

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.15)         (.22)       (.03)       (.01)       (.10)

 FROM NET REALIZED GAIN                                 (.36)         (.41)       (.39)       (.10)       -

 TOTAL DISTRIBUTIONS                                    (.51)         (.63)       (.42)       (.11)       (.10)

NET ASSET VALUE, END OF PERIOD                          $ 16.57       $ 14.38     $ 12.73     $ 12.46     $ 11.32

TOTAL RETURN A                                          19.30%        18.66%      6.02%       11.14%      35.38%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                 $ 1,514,327   $ 665,492   $ 295,017   $ 351,152   $ 255,029

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.25%         1.29%       1.13%       1.25%       1.47%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                              1.23% D       1.27% D     1.12% D     1.25%       1.47%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS    1.49%         1.53%       1.55%       .96%        .84%

PORTFOLIO TURNOVER RATE                                 81%           94%         101%        89%         56%

AVERAGE COMMISSION RATE E                               $ .0153       $ .0121

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS). B NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. C EFFECTIVE NOVEMBER 1, 1993, THE
FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION,
DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY
REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES. D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND
IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING
ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. F INVESTMENT
INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
FROM GENCOR LTD. WHICH AMOUNTED TO $.05 PER SHARE.


INTERNATIONAL VALUE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1   LIFE OF
OCTOBER 31, 1997                    YEAR     FUND

INTERNATIONAL VALUE                 13.20%   31.93%

MORGAN STANLEY CAPITAL              4.82%    15.53%
 INTERNATIONAL EAFE INDEX

INTERNATIONAL FUNDS AVERAGE         10.39%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 406 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   LIFE OF
OCTOBER 31, 1997              YEAR     FUND

INTERNATIONAL VALUE           13.20%   9.68%

MORGAN STANLEY CAPITAL        4.82%    4.93%
 INTERNATIONAL EAFE INDEX

INTERNATIONAL FUNDS AVERAGE   10.39%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971124 121933 S00000000000001
             International Value Fund    MS EAFE Index (Net)
             00335                       MS001
  1994/11/01      10000.00                    10000.00
  1994/11/30       9700.00                     9533.02
  1994/12/31       9790.00                     9592.71
  1995/01/31       9440.00                     9224.21
  1995/02/28       9530.00                     9197.73
  1995/03/31      10000.00                     9771.40
  1995/04/30      10170.00                    10138.89
  1995/05/31      10030.00                    10018.03
  1995/06/30      10040.00                     9842.35
  1995/07/31      10830.00                    10455.10
  1995/08/31      10800.00                    10056.27
  1995/09/30      10860.00                    10252.67
  1995/10/31      10630.00                     9977.08
  1995/11/30      10820.00                    10254.68
  1995/12/31      11150.86                    10667.84
  1996/01/31      11253.73                    10711.64
  1996/02/29      11294.88                    10747.85
  1996/03/31      11521.18                    10976.09
  1996/04/30      11912.08                    11295.20
  1996/05/31      11840.07                    11087.35
  1996/06/30      11973.80                    11149.75
  1996/07/31      11562.33                    10823.87
  1996/08/31      11562.33                    10847.59
  1996/09/30      11870.93                    11135.76
  1996/10/31      11654.91                    11021.81
  1996/11/30      12251.54                    11460.35
  1996/12/31      12219.78                    11312.93
  1997/01/31      12198.62                    10919.24
  1997/02/28      12452.54                    11100.50
  1997/03/31      12547.75                    11142.68
  1997/04/30      12568.91                    11203.96
  1997/05/31      13394.15                    11935.25
  1997/06/30      14060.68                    12595.26
  1997/07/31      14409.82                    12800.82
  1997/08/31      13351.83                    11846.52
  1997/09/30      14187.64                    12511.94
  1997/10/31      13193.13                    11553.40
IMATRL PRASUN   SHR__CHT 19971031 19971124 121934 R00000000000039
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity International Value Fund on November 1, 1994, when the fund started. As the chart shows, by October 31, 1997, the value of the investment would have grown to $13,193 - a 31.93% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,553 - a 15.53% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL VALUE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity International Value Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. Quite well. For the 12 months that ended October 31, 1997, the fund generated a total return of 13.20%. For the same period, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 4.82%. The international funds average, as tracked by Lipper Analytical Services, returned 10.39% over the same time period.
Q. WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?
A. The fund's European finance-related stocks provided a significant performance boost, as did substantial exposure to the technology, energy and health care sectors. Another plus was the fund's limited exposure - relative to the EAFE index - in the poorly performing Japanese market. All that being said, individual stock picking continued to have the most influence on performance. In general, the fund's 20 largest positions performed well.
Q. YOU MENTIONED FINANCE-RELATED STOCKS AS BEING POSITIVE CONTRIBUTORS TO PERFORMANCE. WHAT DROVE THIS GROUP?
A. While I don't spend a lot of time analyzing interest rates, inflation levels or economic conditions, low interest rates throughout Europe were beneficial to many of the fund's top finance stocks. More importantly, though, many of these companies fit the profile I was looking for - management was focused on delivering results to shareholders, the company was generating strong earnings growth and each had a healthy balance sheet. Examples included Spanish bank Banco Bilbao Vizcaya, Switzerland's Credit Suisse and Lloyds TSB Group in the United Kingdom. Each of these positions performed quite well.
Q. WHAT ATTRACTED YOU TO ENERGY-RELATED STOCKS?
A. I don't spend a lot of time analyzing the direction of oil prices or whether current oil price levels are justified. Rather, I look at individual stocks. During the period, it just so happened that many promising stocks happened to be oil producers. Several of the fund's largest holdings - including Shell Transport & Trading Co. and British Petroleum in the United Kingdom, France-based Total and Nationale Elf Aquitaine, and Royal Dutch Petroleum in the Netherlands - encapsulated many of the characteristics I search for in a good buying opportunity. Each is typically very well-run, with an emphasis on creating value for shareholders, generating healthy cash flows and slashing expenses. Elf Aquitaine and Total are interesting stories. Our research team found these companies to be particularly attractive despite their markedly different production profiles. Elf Aquitaine is a company that does not have a lot of production growth in the near-term, but it does have a substantial reserve life and a good production growth profile for after the year 2000. Total, on the other hand, has positioned itself well for between now and the year 2000. By investing in both stocks, we were able to buy two very different energy companies, each with its unique investment appeal, selling at attractive valuation levels. Both companies made strong contributions to the fund's overall investment return.
Q. WHILE THE FUND WAS UNDERWEIGHTED IN THE WEAK JAPANESE MARKET, MANY OF ITS JAPANESE STOCKS PERFORMED WELL. HOW DO YOU EXPLAIN THIS?
A. I'd really have to tip my cap to our entire research team in Japan. As our analysts visited companies, one thing became clear: Despite Japan's sluggish economic recovery and the dismal overall performance of its local markets, strong research uncovered some companies that were prospering. Many of the companies we found were large exporters such as those in the auto and technology sectors. These companies benefited from a weak yen, which has helped them become very competitive in world markets. Many - such as Fuji Photo Film and Matsushita Communication Industrial - also had favorable balance sheets, while companies such as Toyota were able to produce good cash flows and buy back stock. Sales growth was also a strong factor, as we found many companies that had both international and domestic sales growth. Many - such as Honda - had very cheap valuations compared to their peers, but were growing earnings at a fast clip. Good earnings prospects often translate into a positive investment opportunity.
Q. ASIDE FROM SOME OF THE POSITIONS YOU'VE MENTIONED, WHICH STOCKS PERFORMED WELL? WHICH WERE DISAPPOINTMENTS?
A. Some of the fund's oil-related positions performed well, notably Shell Transport & Trading Co., British Petroleum and Elf Aquitaine. Each company thrived due to shareholder-friendly management, healthy cash flows and reduced costs. In terms of disappointments, I'd have to single out Volkswagen, which announced a significant capital-raising exercise. The German automaker had been generating good business growth. Why it decided to announce one of the largest stock issues in German corporate history was a mystery to me. Another area of discomfort was the Japanese finance sector. Many Japanese brokerage firms performed poorly, mostly due to the weak local market and low trading volumes. Japanese banks also detracted from performance, as did many of the fund's metals-related stocks.
Q. WHAT'S YOUR TAKE ON THE RECENT VOLATILITY WE'VE SEEN, PARTICULARLY THE LATE-OCTOBER CORRECTION IN SOUTHEAST ASIA?
A. Strange as it may sound, I actually enjoy volatility. Market fluctuations can be a bit frustrating on a day-to-day basis, but volatility can present great buying opportunities for investors like myself who follow a value-oriented discipline. When I see that stocks are down, I generally look to see whether a buying opportunity is present. On the other hand, when stocks are up significantly, it creates an opportunity to sell some of the fund's more expensive holdings and to buy stocks that may be less in favor but may offer potential. So, while the fund's share price fluctuation may be frustrating for shareholders to watch, I think it helps overall performance to be able to find cheap stocks.
Q. WHAT'S YOUR OUTLOOK?
A. I expect European economies to continue to improve and am also optimistic that Japan's economy can turn the corner. Southeast Asia, on the other hand, appears to be slowing down. I'll continue to focus on finding relatively cheap stocks that have growth or recovery potential.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOHN HICKLING ON OCTOBER'S MARKET VOLATILITY IN
SOUTHEAST ASIA:
"While the fund had very little invested in Southeast Asian markets over the period, the volatility of those markets this October affected the fund in more general ways.
"The drop in Southeast Asia had a significantly negative impact on the U.S. stock market. It hit U.S. companies that had investments in Southeast Asia, where currencies fell hard against the dollar. In addition, the market fluctuations in Southeast Asia caused interest rates to shoot up across the region, hurting not only the U.S. but world markets as well. "The volatility also had a ripple effect in other emerging markets around the world. For example, Brazil was one of the worst-performing markets this October, but that really didn't have much to do with the fundamentals of Brazilian stocks. To illustrate, Brazilian utility Telebras, one of the country's strongest companies, was incredibly volatile and was hurt notably in October. Basically, investors were concerned that Latin America would be the next Asia.
"I should point out that the fund's investments in emerging markets, such as Brazil, paid off nicely for 11 1/2 out of the past 12 months. Over the period, I had about 8% of the fund invested in emerging markets, in convertible bonds and equities."

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks and bonds
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of October 31, 1997, more than
$1.0 billion
MANAGER: John Hickling, since 1996; manager,
Fidelity Overseas Fund, Fidelity Advisor
Overseas Fund and Fidelity VIP: Overseas,
1993-1996; Fidelity Advisor Annuity Overseas
Fund, 1995-1996; joined Fidelity in 1982
(checkmark)
INTERNATIONAL VALUE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
CANADA 3.2%
UNITED STATES 15.1%
ROW: 1, COL: 1, VALUE: 3.2
ROW: 1, COL: 2, VALUE: 12.5
ROW: 1, COL: 3, VALUE: 5.0
ROW: 1, COL: 4, VALUE: 16.8
ROW: 1, COL: 5, VALUE: 6.6
ROW: 1, COL: 6, VALUE: 18.2
ROW: 1, COL: 7, VALUE: 7.6
ROW: 1, COL: 8, VALUE: 15.0
ROW: 1, COL: 9, VALUE: 15.1
FRANCE 12.5%
UNITED
KINGDOM 15.0%
GERMANY 5.0%
JAPAN 16.8%
SWEDEN 7.6%
NETHERLANDS 6.6%
OTHER 18.2%
AS OF APRIL 30, 1997
CANADA 3.2%
UNITED STATES 14.8%
ROW: 1, COL: 1, VALUE: 3.2
ROW: 1, COL: 2, VALUE: 10.0
ROW: 1, COL: 3, VALUE: 4.2
ROW: 1, COL: 4, VALUE: 25.3
ROW: 1, COL: 5, VALUE: 6.0
ROW: 1, COL: 6, VALUE: 13.5
ROW: 1, COL: 7, VALUE: 5.7
ROW: 1, COL: 8, VALUE: 4.2
ROW: 1, COL: 9, VALUE: 13.1
ROW: 1, COL: 10, VALUE: 14.8
FRANCE 10.0%
UNITED
KINGDOM 13.1%
GERMANY 4.2%
SWITZERLAND 4.2%
JAPAN 25.3%
SWEDEN 5.7%
OTHER 13.5%
NETHERLANDS 6.0%
ASSET ALLOCATION
                                 % OF FUND'S   % OF FUND'S
                                 INVESTMENTS   INVESTMENTS
                                               6 MONTHS AGO

STOCKS, CLOSED-END INVESTMENT    86.3          87.9
 COMPANIES AND EQUITY FUTURES

BONDS                            0.4           1.1

SHORT-TERM INVESTMENTS           13.3          11.0

TOP TEN STOCKS
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        IN THESE STOCKS
                                                        6 MONTHS AGO

VOLVO AB CLASS B                          3.2           1.3
(SWEDEN, AUTOS, TIRES, & ACCESSORIES)

ALCATEL ALSTHOM COMPAGNIE GENERALE        1.9           2.1
 D'ELECTRICITE SA
(FRANCE, ELECTRICAL EQUIPMENT)

RHONE POULENC SA CLASS A                  1.6           0.6
(FRANCE, DRUGS & PHARMACEUTICALS)

NATIONALE ELF AQUITAINE                   1.5           0.2
(FRANCE, OIL & GAS)

NOVARTIS AG (REG.)                        1.5           1.4
(SWITZERLAND, DRUGS & PHARMACEUTICALS)

SMITHKLINE BEECHAM PLC ORD.               1.4           0.9
(UNITED KINGDOM, DRUGS &
 PHARMACEUTICALS)

TOTAL SA CLASS B                          1.4           1.0
(FRANCE, OIL & GAS)

MATSUSHITA ELECTRIC INDUSTRIAL CO. LTD.   1.2           0.6
(JAPAN, CONSUMER ELECTRONICS)

AKZO NOBEL NV                             1.1           0.9
(NETHERLANDS, CHEMICALS & PLASTICS)

CREDIT SUISSE GROUP (REG.)                1.0           1.2
(SWITZERLAND, BANKS)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

FINANCE                            15.3          13.5

BASIC INDUSTRIES                   9.5           11.5

DURABLES                           9.2           8.1

HEALTH                             8.4           7.5

ENERGY                             8.1           7.0

TECHNOLOGY                         5.7           9.6

UTILITIES                          5.4           5.1

INDUSTRIAL MACHINERY & EQUIPMENT   5.0           5.2

NONDURABLES                        4.5           5.8

CONSTRUCTION & REAL ESTATE         4.0           4.3

INTERNATIONAL VALUE
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 83.3%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.4%
Bansud SA Class B (a)  50,000 $ 445,264
Telecom Argentina Class B
 sponsored ADR  5,500  139,219
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  28,600  915,200
  1,499,683
AUSTRALIA - 1.2%
Australia & New Zealand Banking
 Group Ltd.   119,100  828,271
Broken Hill Proprietary Co. Ltd. (The)  59,400  587,157
CSR Ltd.   92,100  319,024
Colonial Ltd. (a)  107,200  297,604
Leighton Holdings Ltd.   215,200  792,046
National Australia Bank Ltd.   45,900  625,866
QNI Ltd.   195,200  171,056
Tabcorp Holdings Ltd.   30,300  138,497
Western Mining Holdings Ltd.   269,143  952,848
Westpac Banking Corp.   24,100  139,893
Woodside Petroleum Ltd.   49,977  420,787
  5,273,049
AUSTRIA - 0.1%
Voest-Alpine Stahl AG  6,400  276,942
BELGIUM - 0.1%
BBL (Banque Bruxelles Lambert)  2,000  507,546
BRAZIL - 0.9%
Centrais Electricas Brasileiras SA  1,153,000  498,804
Compania Energertica Minas Gerais  24,738,000  987,187
Petrobras PN (Pfd. Reg.)  4,729,000  879,236
Telebras sponsored ADR  12,500  1,268,750
  3,633,977
CANADA - 3.2%
Abitibi-Consolidated, Inc.   14,500  205,900
Alcan Aluminium Ltd.   51,400  1,459,761
Alliance Forest Products, Inc. (a)  13,800  286,592
Alliance Forest Products, Inc. (a)(c)  15,000  311,513
BCE, Inc.   36,000  1,003,231
Bank of Nova Scotia (Halifax)  5,800  255,934
Bell Canada International, Inc.   7,000  118,783
Bro-X Minerals Ltd.   6,220  -
CGI Group, Inc. Class A (sub. vtg.)  20,000  568,710
Canadian Imperial Bank of Commerce  5,800  169,662
Canadian Natural Resources Ltd. (a)  37,500  1,091,626
Cinar Films, Inc. Class B (sub. vtg.) (a)  4,500  173,169
Cominco Ltd.   52,800  1,027,172
Dofasco, Inc.   6,200  111,811
Domtar, Inc.   90,700  705,148
Greenstone Resources Ltd. (a)  60,000  489,900
Hudson's Bay Co. Ord.   13,700  313,696
Inco Ltd.   38,500  789,982
Leitch Technology Corp. (a)  12,700  388,633
National Bank of Canada  69,000  982,250
Noranda, Inc.   90,700  1,597,046
Renaissance Energy Ltd. (a)  53,500  1,242,110
Rio Alto Exploration Ltd. (a)  12,900  121,357
St. Laurent Paperboard, Inc. (a)  24,000  387,660
TVI Pacific, Inc. (a)  593,000  58,944
  13,860,590

 SHARES VALUE (NOTE 1)
DENMARK - 0.8%
Den Danske Bank Group AS  8,000 $ 901,820
International Service Systems
 AS, Series B (a)  30,800  933,689
Novo-Nordisk AS Class B  5,500  594,866
Sophus Berendsen AS, Series B  2,900  437,352
Unidanmark AS Class A  7,800  526,377
  3,394,104
FINLAND - 2.3%
Cultor OY Ord., Series 2  35,000  1,871,983
Enso OY Class R  128,700  1,217,668
Huhtamaki Ord.   23,400  962,387
Metsa-Serla Ltd. Class B  154,100  1,368,720
Nokia Corp. AB, Series A  5,500  480,015
Outokumpu OY Class A  72,900  1,090,896
Rauma OY  5,061  95,279
UPM-Kymmene Corp.   66,900  1,504,895
Valmet OY  82,020  1,282,800
  9,874,643
FRANCE - 12.5%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  85,000  2,066,563
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  65,700  7,915,457
Axa SA  17,100  1,169,216
Axime SA Ex Segin (a)  5,400  601,044
Axime SA Ex Segin (a)(c)  7,000  779,131
Cap Gemini Sogeti SA  19,400  1,538,043
Carrefour Supermarche SA  1,581  823,758
Compagnie de Saint Gobain  4,400  630,644
Credit Commercial de France Ord.   15,000  848,545
Elf Sanofi SA  6,400  607,102
Eramet SA  23,700  943,577
Generale des Eaux, Cie  2,078  241,362
Groupe Danone  900  137,408
Lafarge SA  2,500  155,965
Lagardere S.C.A. (Reg.)  17,500  502,558
Michelin SA (Compagnie Generale
 des Etablissements) Class B  14,456  740,448
Nationale Elf Aquitaine  51,900  6,414,561
Pechiney SA Class A  55,292  2,270,275
Rhone Poulenc SA Class A  156,984  6,834,312
Societe Generale Class A  22,300  3,049,533
Total SA:
 Class B  52,682  5,836,381
 sponsored ADR  68,700  3,812,850
Usinor Sacilor  167,200  2,764,019
Union Assurances Federale SA  16,100  1,797,575
Valeo SA  15,300  1,018,861
  53,499,188
GERMANY - 3.9%
Allianz Aktiengesellschaft Holdings
 (Reg.)  5,800  1,306,261
BASF AG  36,500  1,246,290
Bayer AG  29,100  1,025,670
(BMW) Muenchen Bayerische
 Motorenwerke AG  409  300,645
BHF Bank (Bank Berlin Hand)  104,700  3,156,174
Buderus AG  500  242,319
Continental Gummi-Werke AG  21,500  516,623
Daimler-Benz AG Ord.   43,500  2,920,174
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
GERMANY - CONTINUED
Deutsche Bank AG  4,000 $ 262,841
Dresdner Bank AG Ord.   5,000  205,217
Hornbach Baumarket AG (Bearer)  5,000  148,116
Hoechst AG Ord.   36,400  1,390,586
Lufthansa Deutsche AG (Reg.)  26,400  472,139
Mannesmann AG Ord.   4,300  1,819,710
Marseille-Kliniken AG  24,600  413,565
Philipp Holzmann AG (a)  500  142,029
Siemens AG  6,200  379,548
Veba AG Ord.   13,000  725,362
  16,673,269
HONG KONG - 0.6%
Asia Satellite Telecommunications
 Holdings Ltd.   58,000  139,560
Cheung Kong Holdings Ltd.   36,000  250,323
China Light & Power Co. Ltd.   70,000  368,564
China Telecom (Hong Kong) Ltd. (a)  310,000  495,278
Hutchison Whampoa Ltd. Ord.   46,000  318,370
New World Development Co. Ltd.   22,000  77,413
Peregrine Investments Holdings Ltd.   400,000  393,273
Vtech Holdings Ltd.   302,000  589,935
  2,632,716
INDIA - 0.1%
Mahindra & Mahindra Ltd. GDR  11,000  110,000
State Bank of India GDR (Reg.)  6,300  110,250
  220,250
INDONESIA - 0.1%
PT Matahari Putra Prima  572,000  111,222
PT Matahari Putra Prima
 rights 12/31/97 (a)  1,144,000  63,556
PT Multipolar   2,268,498  204,795
PT Putra Surya Multidana (a)  277,500  96,354
  475,927
IRELAND - 0.6%
Bank of Ireland, Inc.   85,000  1,066,541
CRH PLC  16,000  190,663
Smurfit (Jefferson) Group PLC  280,000  820,015
Smurfit (Jefferson) Group PLC (New)  167,400  485,495
  2,562,714
ITALY - 1.3%
Credito Italiano Ord.   452,500  1,211,163
Eni Spa  359,700  2,032,831
Telecom Italia Spa  221,665  1,386,396
Telecom Italia Mobile Spa  300,100  1,107,746
  5,738,136
JAPAN - 16.7%
Acom Co. Ltd.   45,800  2,510,631
Amway Japan Ltd.   10,000  262,458
Amway Japan Ltd. sponsored ADR  10,000  129,375
Asahi Breweries Ltd.   19,000  280,897
Bank of Tokyo-Mitsubishi Ltd.   111,000  1,447,425
Canon, Inc.   23,000  557,807
Circle K Japan Co. Ltd.   5,000  256,645
Citizen Watch Co. Ltd. Ord.   108,000  688,904
Dai-Ichi Kangyo Bank  49,000  415,116
Daiichi Pharmaceutical Co. Ltd.   22,000  312,458
Daiwa House Industry Co. Ltd.   50,000  481,728
Daiwa Securities Co. Ltd.   105,000  634,884

 SHARES VALUE (NOTE 1)
Denso Corp.   18,000 $ 388,704
Daito Trust Construction Co.   50,200  446,130
Fuji Bank Ltd.   120,000  1,036,545
Fuji Heavy Industries Ltd.   62,000  246,661
Fuji International Trust unit
 sponsored ADR (c)  9  230,680
Fuji Photo Film Co. Ltd.   28,000  1,013,954
Fujitsu Ltd.   145,000  1,589,701
Hitachi Ltd.   114,000  875,831
Hitachi Maxell Ltd.   58,000  1,291,030
Honda Motor Co. Ltd.   30,000  1,009,136
Ibiden Co. Ltd.   12,000  199,336
Ito-Yokado Co. Ltd.   16,000  794,684
Jafco Co. Ltd.   18,000  852,159
Jusco Co. Ltd.   37,000  826,661
Kao Corp.   67,000  934,884
Kobe Steel Ltd. Ord. (a)  250,000  301,080
Komatsu Ltd. Ord.   241,000  1,287,068
Kyocera Corp.   18,000  1,030,066
Long Term Credit Bank of
 Japan Ltd. (The)  493,000  1,666,537
Matsushita Electric Industrial Co. Ltd.   310,000  5,200,997
Matsushita Communication
 Industrial Co. Ltd.   49,000  1,729,651
Matsushita Electric Works Co. Ltd.   59,000  534,136
Minebea Co. Ltd.   181,000  1,803,987
Minolta Camera Co. Ltd.   245,000  1,271,802
Mitsubishi Estate Co. Ltd.   87,000  1,098,339
Mitsubishi Trust & Banking Corp.   39,000  479,402
Mitsui Fudosan Co. Ltd.   64,000  722,924
Murata Manufacturing Co. Ltd.   5,000  202,658
Nichiei Co. Ltd.   11,000  1,205,980
Nintendo Co. Ltd. Ord.   13,900  1,200,664
Nippon Telegraph & Telephone
 Corp. Ord.   372  3,151,495
Nomura Securities Co. Ltd.   105,000  1,220,930
Nichicon Corp.   20,000  247,508
Omron Corp.   83,000  1,406,312
Orix Corp.   13,600  928,505
Ricoh Co. Ltd. Ord.   43,000  553,571
Rohm Co. Ltd.   12,000  1,186,047
Sakura Bank Ltd.   440,000  1,794,352
Sankyo Co. Ltd.   73,000  2,407,060
Sekisui House Ltd.   50,000  427,741
Shimamura Corp.   10,000  269,934
Shimachu Co. Ltd.   25,000  531,561
Shin-Etsu Chemical Co. Ltd.   27,000  659,302
Shinko Electric Industries Co. Ltd.   12,500  529,485
Sony Corp.   22,800  1,891,794
Shohkoh Fund & Co. Ltd.   700  203,488
Sony Music Entertainment Japan, Inc.   37,000  1,299,917
Sumitomo Sitix Corp.   7,000  123,256
Sumitomo Realty & Development Co. Ltd.   40,000  292,027
TDK Corp.   18,000  1,492,027
THK Co. Ltd.   123,400  1,650,116
Takeda Chemical Industries Ltd.   122,000  3,323,588
Takefuji Corp.   3,000  133,306
Terumo Corp.   27,000  444,020
Toyo Trust & Banking Co. Ltd.   13,000  97,068
Tokyo Electron Ltd.   23,000  1,146,179
Uni Charm Corp. Ord.   31,000  1,042,774
Uny Co. Ltd.   39,000  631,645
World Co. Ltd.   13,700  506,354
Xebio Co. Ltd.   27,200  438,272
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Yamanouchi Pharmaceutical Co. Ltd.   15,000 $ 368,771
Yamaha Motor Co. Ltd.   86,000  692,857
Yasuda Trust & Banking  163,000  434,576
Yoshinoya D&C Co. Ltd. Ord.   20  210,963
  71,186,516
KOREA (SOUTH) - 0.0%
Korea Electric Power Corp.   10,000  141,969
MALAYSIA - 0.1%
Magnum Corp. BHD  65,000  50,642
Malayan Banking BHD  5,000  19,254
Oriental Holdings BHD  142,000  288,239
Oriental Holdings BHD (New)  42,000  84,188
  442,323
MEXICO - 0.9%
DESC (Sociedad de Fomento
 Industrial SA) Class B  30,000  257,757
Grupo Carso SA de CV Class A-1  29,000  183,759
Grupo Financiero Bancomer Class B (a) 2,949,000 1,390,042 Grupo Mexico SA Class L 13,000 38,473
Grupo Financiero Inbursa SA Class B 39,000 137,291 Industrias Penoles SA 9,000 35,710
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  23,900  1,033,675
Tubos de Acero de Mexico ADR (a)  39,700  801,444
  3,878,151
NETHERLANDS - 6.6%
AKZO Nobel NV  26,900  4,731,357
Ahold NV  97,043  2,479,711
Beter Bed Holding NV  7,300  158,761
ING Groep NV  57,618  2,414,328
KBB NV Ord.   2,900  182,648
KLM Royal Dutch Air Lines NV  4,400  148,853
Koninklijke Hoogovens NV  33,400  1,528,329
Koninklijke KNP BT NV  34,900  793,100
Koninklijke Pakhoed NV  3,900  127,527
New Holland NV  20,000  568,750
Nutreco Holding NV (a)  19,900  446,087
Philips Electronics NV:
 warrants 6/30/98 (a)  16,000  983,033
 (Bearer)  39,300  3,071,260
Royal Dutch Petroleum Co. Ord.   52,700  2,782,668
Unilever NV Ord.   66,800  3,544,350
Vendex International NV  35,406  1,929,581
VNU Ord.   94,800  2,242,057
  28,132,400
NETHERLANDS ANTILLES - 0.1%
Schlumberger Ltd.   3,000  262,500
NEW ZEALAND - 0.1%
Air New Zealand Ltd. Class B  102,800  217,454
Lion Nathan Ltd.   109,700  264,809
Lion Nathan Ltd. (Astl.)  9,300  22,493
  504,756
NORWAY - 1.2%
Den Norske Bank AS Class A Free shares  145,000  652,874
Elkem ASA  97,100  1,473,476
NCL Holdings AS (a)  484,300  1,849,369
Nydalens Compagnie ASA  50,000  349,092
Olav Thon Eiendomsselskp Ord.   10,500  347,098

 SHARES VALUE (NOTE 1)
Steen & Stroem ASA (a)  21,000 $ 374,028
  5,045,937
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  14,000  251,125
PORTUGAL - 0.2%
Electricidade de Portugal SA  38,200  669,909
Portugal Telecom SA sponsored ADR  5,000  206,250
  876,159
RUSSIA - 0.0%
Vimpel Communications sponsored ADR  3,800  124,450
SOUTH AFRICA - 0.4%
Dimension Data Holdings Ltd. (a)  39,796  165,300
Gencor Ltd. (Reg.)  29,000  65,047
JCI Ltd.   36,000  153,271
Sasol Ltd.   113,100  1,362,368
  1,745,986
SPAIN - 1.3%
Acerinox SA (Reg.)  2,300  342,768
Banco Bilbao Vizcaya SA Ord. (Reg.)  61,100  1,630,060
Telefonica de Espana SA Ord.   89,700  2,442,281
Tele Pizza SA (a)  14,600  1,000,302
  5,415,411
SWEDEN - 7.6%
ABB AB:
 Series A  51,300  597,107
 Series B  25,000  287,662
Astra AB Class A Free shares  222,833  3,586,670
Assi Doman AB Free shares  10,000  279,348
Ericsson (L.M.) Telephone Co. Class B  12,300  539,940
Electrolux AB  15,600  1,286,598
Esselte AB Class B Free shares  38,700  839,122
Forcenergy AB Class B Free shares  50,000  608,580
Granges AB (Reg.) (a)  8,650  140,954
IBS (International Business Systems) AB
 Class B Free shares (a)  130,000  1,720,652
Munters AB (a)(c)  23,300  235,557
Nordbanken AB  32,600  1,019,089
SKF AB Ord.   21,500  497,639
Skandia Foersaekrings AB  36,800  1,713,336
Svenska Cellulosa AB (SCA)
 Class B Ord.   16,000  357,566
Svenska Handelsbanken  25,000  788,161
Swedish Match Co.   1,312,200  4,014,712
Svedala Industri Free shares  25,000  488,859
Volvo AB Class B  519,500  13,544,662
  32,546,214
SWITZERLAND - 3.9%
Credit Suisse Group (Reg.)  30,200  4,259,528
Julius Baer Holding AG  1,109  1,657,354
Nestle SA (Reg.)  1,856  2,618,440
Novartis AG (Reg.)  3,993  6,261,458
Roche Holding AG participation
 certificates  119  1,047,047
Sulzer AG (Reg.)  604  442,257
SGS Societe Generale de Surveillance
 Holding SA (Bearer)  135  260,636
  16,546,720
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TURKEY - 0.0%
Tupras-Turkiye Petrol Rafinerileri AS (a)  2,127,400 $ 190,499
UNITED KINGDOM - 15.0%
Asda Group PLC  98,800  256,280
BAT Industries PLC Ord.   199,900  1,739,703
BOC Group PLC  7,700  129,246
BBA Group PLC  41,900  282,582
Barclays PLC Ord.   112,000  2,798,360
Bass PLC Ord.   40,000  554,263
Billiton PLC  145,000  419,191
Blue Circle Industries PLC  51,200  299,891
British Aerospace PLC  64,900  1,718,213
British Petroleum PLC Ord.   178,830  2,621,623
British Land Co. PLC (The) Ord.   28,200  327,989
British Telecommunications PLC Ord.   18,000  136,457
Caradon PLC  689,060  2,190,970
Cookson Group PLC  784,100  3,136,137
Dorling Kindersley Holdings PLC Class L  376,500  1,795,707
DR Solomons Group PLC sponsored ADR  22,800  698,250
English China Clay PLC  60,700  264,112
Gallaher Group PLC  151,200  721,145
Glaxo Wellcome PLC  149,600  3,199,545
Granada Group PLC  45,800  630,033
Grand Metropolitan PLC  47,400  426,763
Guinness PLC Ord.   35,000  312,191
HSBC Holdings PLC Ord.   62,500  1,553,217
Hays PLC  15,000  175,718
ICI (Imperial Chemical Industries) PLC
 Class L  40,000  589,072
Inchcape PLC Ord.   159,400  581,528
JJB Sports PLC Class L  89,800  856,598
Ladbroke Group PLC Ord.   184,100  822,604
Lloyds TSB Group PLC  295,121  3,679,443
Mercury Asset Management Group PLC  12,400  271,320
National Grid Co. PLC  84,600  397,834
Pearson, PLC   115,000  1,501,130
Perpetual PLC  3,100  117,245
Pilkington PLC Ord.   780,000  1,957,995
Rentokil Initial PLC  942,300  3,705,807
Royal & Sun Alliance Insurance
 Group PLC  162,200  1,551,289
Rugby Group PLC  90,000  194,293
Securicor Group PLC  198,000  888,026
Shell Transport & Trading Co. PLC:
 ADR  48,200  2,057,538
 (Reg.)  456,700  3,231,026
SmithKline Beecham PLC Ord.   619,974  5,862,025
Somerfield PLC  539,200  1,732,514
SIG PLC  20,800  97,117
Tarmac  270,000  528,659
Thames Water PLC Ord.   23,300  352,883
Tomkins PLC Ord.   30,000  153,627
Thorntons PLC  250,000  974,814
Unigate PLC  75,000  724,207
Unilever PLC Ord.   196,000  1,456,347
Vodafone Group PLC  553,074  3,012,728
WPP Group PLC  40,500  184,353
  63,869,608
UNITED STATES OF AMERICA - 1.0%
Alumax, Inc. (a)  21,200  689,000
Aluminum Co. of America  14,400  1,051,200
D.R. Horton, Inc.   65,400  981,000

 SHARES VALUE (NOTE 1)
MCI Communications Corp.   26,500 $ 940,750
Newmont Mining Corp.   8,000  280,000
Pharmacia & Upjohn, Inc.  15,700  498,098
  4,440,048
TOTAL COMMON STOCKS
 (Cost $345,189,385)   355,723,506
CLOSED-END INVESTMENT COMPANIES - 0.7%
EMERGING MARKETS - 0.1%
TCW/DW Emerging Markets
 Opportunities Trust (SBI)  12,900  160,444
Templeton Dragon Fund, Inc.   33,400  427,938
  588,382
GERMANY - 0.3%
Emerging Germany Fund, Inc.   10,700  113,688
New Germany Fund, Inc. (The)  60,300  900,731
  1,014,419
MULTI-NATIONAL - 0.3%
European Warrant Fund, Inc.   60,600  1,064,288
Morgan Stanley Asia-Pacific Fund, Inc.   13,800  111,263
  1,175,551
PORTUGAL - 0.0%
Portugal Fund, Inc.   7,000  118,125
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $3,026,249)   2,896,477
PREFERRED STOCKS - 2.0%
CONVERTIBLE PREFERRED STOCKS - 0.3%
AUSTRALIA - 0.1%
National Australia Bank Ltd. 7.8750%  15,700  436,656
JAPAN - 0.1%
AJL participating trust $1.44  43,500  636,188
UNITED STATES OF AMERICA - 0.1%
WBK STRYPES Trust $3.135  17,000  527,000
TOTAL CONVERTIBLE PREFERRED STOCKS   1,599,844
NONCONVERTIBLE PREFERRED STOCKS - 1.7%
AUSTRALIA - 0.4%
Sydney Harbour Casino Holdings Ltd. (a)  1,530,101  1,555,382
GERMANY - 0.8%
SAP (Systeme Anwendungen
 Produkte) AG  3,100  925,058
Wella AG  3,810  2,672,522
  3,597,580
ITALY - 0.5%
Telecom Italia Spa  209,375  843,094
Telecom Italia Mobile Spa de Risp  553,200  1,130,453
  1,973,547
TOTAL NONCONVERTIBLE PREFERRED STOCKS   7,126,509
TOTAL PREFERRED STOCKS
 (Cost $7,987,471)   8,726,353
GOVERNMENT OBLIGATIONS - 0.4%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (E) AMOUNT (C) (NOTE 1)
UNITED STATES OF AMERICA - 0.4%
U.S. Treasury Bill, yield at date of
 purchase 5.28%, 1/8/98 (d)  $ 150,000 $ 148,588
U.S. Treasury Notes:
 9 1/4%, 8/15/98   370,000  380,290
 8 7/8%, 11/15/98   404,000  417,005
 8 7/8%, 2/15/99   370,000  384,685
 9 1/8%, 5/15/99   360,000  378,169
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $1,776,259)   1,708,737
CASH EQUIVALENTS - 13.6%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $57,902,716)  57,902,716  57,902,716
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $415,882,080)  $ 426,957,789
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
14 Nikkei 225 Stock
 Index Contracts  Dec 97  $1,148,700  $(153,649)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.3%
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,556,881 or 0.4% of net assets.
(d) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $47,500.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $321,049,838 and $242,612,897, respectively, of which U.S. government and government agency obligations aggregated $244,394 and $760,000, respectively (see Note 3 of Notes to Financial Statements). The market value of futures contracts opened and closed during the period amounted to $14,619,130 and $17,226,147, respectively (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $74,284 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $416,161,089. Net unrealized appreciation aggregated $10,796,700, of which $41,147,186 related to appreciated investment securities and $30,350,486 related to depreciated investment securities.
The fund hereby designates approximately $8,522,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.4%
Basic Industries    9.5
Cash Equivalents   13.5
Construction & Real Estate    4.0
Durables    9.2
Energy    8.1
Finance    15.3
Government Obligations   0.4
Health    8.4
Holding Companies    1.5
Industrial Machinery & Equipment    5.0
Media & Leisure   3.4
Nondurables   4.5
Precious Metals   0.5
Retail & Wholesale   3.3
Services    1.7
Technology    5.7
Transportation   0.2
Utilities    5.4
     100.0%
INTERNATIONAL VALUE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                    $
426,957,789
(COST $415,882,080) - SEE ACCOMPANYING SCHEDULE


CASH
178,519

RECEIVABLE FOR INVESTMENTS SOLD
6,567,185

RECEIVABLE FOR FUND SHARES SOLD
6,311,433

DIVIDENDS RECEIVABLE
895,874

INTEREST RECEIVABLE
287,817

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS
20,650

OTHER RECEIVABLES                                                                                                      4,175


 TOTAL ASSETS
441,223,442

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 32,423,314


PAYABLE FOR FUND SHARES REDEEMED                                                                        5,586,325


ACCRUED MANAGEMENT FEE                                                                                  276,776


OTHER PAYABLES AND                                                                                      190,507

ACCRUED EXPENSES


 TOTAL LIABILITIES
38,476,922

NET ASSETS                                                                                                            $
402,746,520

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                       $
370,007,653

UNDISTRIBUTED NET INVESTMENT INCOME
3,062,590

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
18,745,215

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
10,931,062
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 32,291,860                                                                                            $
402,746,520
SHARES OUTSTANDING


NET ASSET VALUE, OFFERING PRICE
$12.47
AND REDEMPTION PRICE PER SHARE ($402,746,520 (DIVIDED BY) 32,291,860 SHARES)



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                $ 6,100,200
DIVIDENDS

INTEREST                                                                          1,614,291

                                                                                  7,714,491

LESS FOREIGN TAXES WITHHELD                                                       (646,427)

 TOTAL INCOME                                                                     7,068,064

EXPENSES

MANAGEMENT FEE                                                     $ 2,278,039
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             318,389

TRANSFER AGENT FEES                                                 742,073

ACCOUNTING FEES AND EXPENSES                                        229,548

NON-INTERESTED TRUSTEES' COMPENSATION                               1,557

CUSTODIAN FEES AND EXPENSES                                         237,510

REGISTRATION FEES                                                   87,962

AUDIT                                                               23,273

LEGAL                                                               2,126

REPORTS TO SHAREHOLDERS                                             29,935

MISCELLANEOUS                                                       6,708

 TOTAL EXPENSES BEFORE REDUCTIONS                                   3,957,120

 EXPENSE REDUCTIONS                                                 (37,558)      3,919,562

NET INVESTMENT INCOME                                                             3,148,502

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              19,614,841

 FOREIGN CURRENCY TRANSACTIONS                                      (27,540)

 FUTURES CONTRACTS                                                  (720,369)     18,866,932

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              10,741,882

 ASSETS AND LIABILITIES IN                                          8,440
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                  (152,164)     10,598,158

NET GAIN (LOSS)                                                                   29,465,090

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 32,613,592

OTHER INFORMATION                                                                $ 34,141
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                                149

 TRANSFER AGENT CREDITS                                                           3,268

                                                                                 $ 37,558


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                                $ 3,148,502      $ 3,786,783
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                               18,866,932       8,945,621

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                    10,598,158       (1,251,635)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          32,613,592       11,480,769

DISTRIBUTIONS TO SHAREHOLDERS                                                             (2,268,604)      (56,772)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                    (4,990,927)      (1,703,168)

 TOTAL DISTRIBUTIONS                                                                       (7,259,531)      (1,759,940)

SHARE TRANSACTIONS                                                                         692,644,504      592,069,913
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                             7,013,302        1,730,074

 COST OF SHARES REDEEMED                                                                  (593,130,534)    (389,483,829)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                  106,527,272      204,316,158

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 131,881,333      214,036,987

NET ASSETS

 BEGINNING OF PERIOD                                                                       270,865,187      56,828,200

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $3,062,590 AND $3,774,842,
RESPECTIVELY)                                                                             $ 402,746,520    $ 270,865,187

OTHER INFORMATION
SHARES

 SOLD                                                                                      55,158,934       53,175,152

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                   624,515          160,044

 REDEEMED                                                                                  (47,398,321)     (34,777,000)

 NET INCREASE (DECREASE)                                                                   8,385,128        18,558,196



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,          NOVEMBER 1, 1994
                                                           (COMMENCEMENT
                                                           OF OPERATIONS) TO
                                                           OCTOBER 31,

SELECTED PER-SHARE DATA   1997                      1996   1995




NET ASSET VALUE, BEGINNING OF PERIOD                              $ 11.33     $ 10.63     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                            .13 B       .16 E       .11 B

 NET REALIZED AND UNREALIZED GAIN (LOSS)                          1.33        .85         .52

 TOTAL FROM INVESTMENT OPERATIONS                                 1.46        1.01        .63

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                       (.10)       (.01)       -

 FROM NET REALIZED GAIN                                           (.22)       (.30)       -

 TOTAL DISTRIBUTIONS                                              (.32)       (.31)       -

NET ASSET VALUE, END OF PERIOD                                    $ 12.47     $ 11.33     $ 10.63

TOTAL RETURN A                                                    13.20%      9.64%       6.30%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                           $ 402,747   $ 270,865   $ 56,828

RATIO OF EXPENSES TO AVERAGE NET ASSETS                           1.30%       1.28%       1.72%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS  1.28%       1.26% C     1.72%
                                                                  C

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS              1.03%       1.74%       1.08%

PORTFOLIO TURNOVER RATE                                           86%         71%         109%

AVERAGE COMMISSION RATE D                                         $ .0133     $ .0264

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES
TO FINANCIAL STATEMENTS). B NET INVESTMENT INCOME PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. C FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS). D FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER. E INVESTMENT INCOME PER SHARE REFLECTS
A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.


OVERSEAS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to July 1, 1995, the fund imposed a 3% sales charge. If this sales charge were taken into account, total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1   PAST 5   PAST 10
OCTOBER 31, 1997                    YEAR     YEARS    YEARS

OVERSEAS                            17.03%   97.12%   132.25%

MORGAN STANLEY CAPITAL              4.82%    74.59%   91.25%
 INTERNATIONAL EAFE INDEX

INTERNATIONAL FUNDS AVERAGE         10.39%   82.99%   158.84%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 406 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5   PAST 10
OCTOBER 31, 1997              YEAR     YEARS    YEARS

OVERSEAS                      17.03%   14.54%   8.79%

MORGAN STANLEY CAPITAL        4.82%    11.79%   6.70%
 INTERNATIONAL EAFE INDEX

INTERNATIONAL FUNDS AVERAGE   10.39%   12.67%   9.68%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971031 19971110 171142 S00000000000001
             Overseas                    MS EAFE Index (Net)
             00094                       MS001
  1987/10/31      10000.00                    10000.00
  1987/11/30       9919.09                    10098.48
  1987/12/31      10553.56                    10398.33
  1988/01/31      10143.25                    10583.99
  1988/02/29      10465.32                    11289.48
  1988/03/31      11100.65                    11983.63
  1988/04/30      11391.85                    12157.77
  1988/05/31      11162.42                    11768.04
  1988/06/30      10844.76                    11457.85
  1988/07/31      10703.57                    11817.33
  1988/08/31      10381.49                    11048.99
  1988/09/30      10769.75                    11531.77
  1988/10/31      11162.42                    12518.45
  1988/11/30      11453.62                    13264.13
  1988/12/31      11424.96                    13338.08
  1989/01/31      11564.95                    13572.76
  1989/02/28      11867.51                    13642.52
  1989/03/31      11763.65                    13374.77
  1989/04/30      12016.53                    13498.82
  1989/05/31      11438.51                    12764.44
  1989/06/30      11104.34                    12549.57
  1989/07/31      12206.19                    14125.45
  1989/08/31      11921.70                    13490.18
  1989/09/30      12558.43                    14104.68
  1989/10/31      11876.54                    13537.99
  1989/11/30      12549.39                    14218.54
  1989/12/31      13359.61                    14743.16
  1990/01/31      13056.41                    14194.60
  1990/02/28      12786.38                    13203.89
  1990/03/31      13208.01                    11828.36
  1990/04/30      13174.85                    11734.49
  1990/05/31      14070.23                    13073.41
  1990/06/30      14321.31                    12958.26
  1990/07/31      15027.19                    13140.79
  1990/08/31      13364.35                    11864.71
  1990/09/30      11881.52                    10211.19
  1990/10/31      13013.77                    11802.28
  1990/11/30      12582.67                    11106.09
  1990/12/31      12477.55                    11286.00
  1991/01/31      12754.38                    11651.05
  1991/02/28      13217.45                    12900.03
  1991/03/31      12784.58                    12125.61
  1991/04/30      12965.78                    12244.69
  1991/05/31      12990.95                    12372.45
  1991/06/30      12175.55                    11463.31
  1991/07/31      12839.95                    12026.53
  1991/08/31      12935.58                    11782.29
  1991/09/30      13504.34                    12446.33
  1991/10/31      13549.64                    12622.77
  1991/11/30      13061.41                    12033.48
  1991/12/31      13552.29                    12654.93
  1992/01/31      13707.88                    12384.62
  1992/02/29      13423.53                    11941.35
  1992/03/31      13144.54                    11153.02
  1992/04/30      13943.95                    11206.04
  1992/05/31      14544.84                    11956.12
  1992/06/30      14201.47                    11389.02
  1992/07/31      13300.13                    11097.54
  1992/08/31      13187.47                    11793.58
  1992/09/30      12640.22                    11560.69
  1992/10/31      11781.80                    10954.28
  1992/11/30      11722.79                    11057.36
  1992/12/31      11999.78                    11114.55
  1993/01/31      12349.52                    11113.19
  1993/02/28      12602.78                    11448.88
  1993/03/31      13459.05                    12446.83
  1993/04/30      14393.71                    13628.07
  1993/05/31      14725.36                    13915.89
  1993/06/30      14375.62                    13698.78
  1993/07/31      15032.89                    14178.30
  1993/08/31      15883.13                    14943.69
  1993/09/30      15744.43                    14607.31
  1993/10/31      16377.59                    15057.48
  1993/11/30      15629.86                    13741.30
  1993/12/31      16806.18                    14733.52
  1994/01/31      18000.94                    15979.17
  1994/02/28      17663.95                    15934.91
  1994/03/31      17155.42                    15248.57
  1994/04/30      17731.35                    15895.55
  1994/05/31      17504.65                    15804.29
  1994/06/30      17271.83                    16027.64
  1994/07/31      17755.86                    16181.78
  1994/08/31      18013.19                    16564.88
  1994/09/30      17516.91                    16043.16
  1994/10/31      17872.27                    16577.40
  1994/11/30      17137.04                    15780.69
  1994/12/31      17019.76                    15879.50
  1995/01/31      16290.34                    15269.48
  1995/02/28      16302.81                    15225.66
  1995/03/31      16789.09                    16175.30
  1995/04/30      17269.14                    16783.63
  1995/05/31      17512.28                    16583.56
  1995/06/30      17643.20                    16292.74
  1995/07/31      18434.96                    17307.06
  1995/08/31      17923.74                    16646.86
  1995/09/30      18173.12                    16971.98
  1995/10/31      17811.52                    16515.77
  1995/11/30      18011.02                    16975.30
  1995/12/31      18560.94                    17659.24
  1996/01/31      18912.11                    17731.73
  1996/02/29      18950.42                    17791.68
  1996/03/31      19231.36                    18169.50
  1996/04/30      19754.92                    18697.75
  1996/05/31      19761.30                    18353.68
  1996/06/30      19908.16                    18456.98
  1996/07/31      19352.67                    17917.53
  1996/08/31      19493.14                    17956.79
  1996/09/30      20055.01                    18433.82
  1996/10/31      19844.31                    18245.19
  1996/11/30      20891.43                    18971.14
  1996/12/31      20992.10                    18727.09
  1997/01/31      21005.71                    18075.39
  1997/02/28      21475.38                    18375.44
  1997/03/31      21665.97                    18445.27
  1997/04/30      21829.33                    18546.72
  1997/05/31      23163.46                    19757.26
  1997/06/30      24368.26                    20849.84
  1997/07/31      25178.26                    21190.11
  1997/08/31      23306.40                    19610.39
  1997/09/30      24974.06                    20711.91
  1997/10/31      23224.72                    19125.17
IMATRL PRASUN   SHR__CHT 19971031 19971110 171145 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1987. As the chart shows, by October 31, 1997, the value of the investment would have grown to $23,225 - a 132.25% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,125 - a 91.25% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
OVERSEAS
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Richard Mace, Portfolio Manager of
Fidelity Overseas Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. Quite well. For the 12 months that ended October 31, 1997, the fund generated a total return of 17.03%. For the same period, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 4.82%. The international funds average, as tracked by Lipper Analytical Services, returned 10.39% over the same time period.
Q. WHAT FACTORS PLAYED KEY ROLES IN THE FUND'S PERFORMANCE?
A. The fund's European finance-related stocks provided the most significant contribution to performance over the past 12 months. Additionally, substantial exposure to the technology, energy and health care sectors helped, as these groups registered strong performances. Another plus was the fund's limited exposure - relative to the EAFE index - in the poorly performing Japanese market. All that being said, individual stock picking continued to have the biggest influence on performance. In general, the fund's 20 largest positions performed well.
Q. WHY DID THE FUND'S FINANCE-RELATED POSITIONS PERFORM SO WELL?
A. My attraction to these stocks revolved primarily around their individual business profiles. While I don't spend a lot of time analyzing interest rates, inflation levels or economic conditions, low interest rates throughout Europe were beneficial to many of the fund's top finance stocks. More importantly, though, many of these companies fit the profile I was looking for: Management was focused on delivering results to shareholders, the company was generating strong earnings growth and each had a healthy balance sheet. Examples included Spanish bank Banco Bilbao Vizcaya, Switzerland's Credit Suisse and Lloyds TSB Group in the United Kingdom. Each of these larger positions performed quite well.
Q. YOU MENTIONED HEALTH CARE AND TECHNOLOGY STOCKS AS WELL . . .
A. In the health care group, the fund's pharmaceutical-related stocks were strong performers. Because of new product introduction, many drug companies generated good cash flows, which may be used to buy back stock or pay down debt. Two of the fund's top five positions at the end of the period - Novartis and Rhone Poulenc - were examples. For the most part, the fund's technology exposure also helped performance. Positions such as Philips Electronics, Nokia and Alcatel all enjoyed superior sales and earnings growth. Some of the fund's Japanese technology-related stocks - such as Sony and Matsushita Communication Industrial - also performed well, as each benefited from strong consumer product development in the areas of camcorders, cameras, TVs and VCRs.
Q. DESPITE JAPAN'S ECONOMIC TROUBLES, MANY OF THE FUND'S JAPANESE POSITIONS DID WELL. WHY?
A. I'd really have to tip my cap to our entire research team in Japan. As our analysts visited company after company, one thing became clear:
Despite Japan's sluggish economic recovery and the dismal overall performance of its local markets, strong research work uncovered some companies that were prospering. Many of the companies we found were large exporters such as those in the auto and technology sectors. These companies benefited from a weak yen, which has helped them become very competitive in world markets. Many, such as Fuji Photo Film and Matsushita Communication Industrial, also had favorable balance sheets, while companies such as Toyota were able to produce good cash flows and buy back stock. Sales growth was also a strong factor, as we found many companies that had both international and domestic sales growth. Many - such as Honda - also had very cheap valuations compared to their peers, but were growing earnings at a fast clip. Good earnings prospects often translate into a positive investment opportunity.
Q. WHICH STOCKS PERFORMED WELL? WHICH WERE DISAPPOINTING?
A. Some of the fund's oil-related positions performed well, notably Total, British Petroleum and Nationale Elf Aquitaine. Each company thrived due to shareholder-friendly management, healthy cash flows and reduced costs. In terms of disappointments, I'd have to single out Volkswagen, which announced a significant capital-raising exercise. The German automaker had been generating good business growth - why it announced one of the largest stock issues in German corporate history was a mystery to me. Another area of discomfort was the Japanese finance sector. Many Japanese brokerage firms performed poorly, mostly due to the weak local market and low trading volumes. Japanese banks also detracted from performance, as did many of the fund's metals-related stocks.
Q. WHAT'S YOUR TAKE ON THE RECENT VOLATILITY WE'VE SEEN, PARTICULARLY THE LATE-OCTOBER CORRECTION IN SOUTHEAST ASIA?
A. Strange as it may sound, I actually enjoy volatility. Market fluctuations can be a bit frustrating on a day-to-day basis, but volatility can present great buying opportunities for investors like myself who follow a value-oriented discipline. When I see that stocks are down, I generally look to see whether a buying opportunity is present. On the other hand, when stocks are up significantly, it creates an opportunity to sell some of the fund's more expensive holdings and to buy stocks that may be less in favor but may offer better value. So, while the fund's share price fluctuation may be frustrating for shareholders to watch, I think volatility creates outstanding investment opportunities.
Q. WHAT'S YOUR OUTLOOK?
A. I expect European economies to continue to improve and am also optimistic that Japan's economy can turn the corner. Southeast Asia, on the other hand, appears to be slowing down. I'll continue to focus on finding relatively cheap stocks that have growth or recovery potential.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOHN HICKLING ON OCTOBER'S MARKET VOLATILITY IN
SOUTHEAST ASIA:
"While the fund had very little invested in Southeast Asian markets over the period, the volatility of those markets this October affected the fund in more general ways.
"The drop in Southeast Asia had a significantly negative impact on the U.S. stock market. It hit U.S. companies that had investments in Southeast Asia, where currencies fell hard against the dollar. In addition, the market fluctuations in Southeast Asia caused interest rates to shoot up across the region, hurting not only the U.S. but world markets as well. "The volatility also had a ripple effect in other emerging markets around the world. For example, Brazil was one of the worst-performing markets this October, but that really didn't have much to do with the fundamentals of Brazilian stocks. To illustrate, Brazilian utility Telebras, one of the country's strongest companies, was incredibly volatile and was hurt notably in October. Basically, investors were concerned that Latin America would be the next Asia.
"I should point out that the fund's investments in emerging markets, such as Brazil, paid off nicely for 11 1/2 out of the past 12 months. Over the period, I had about 8% of the fund invested in emerging markets, in convertible bonds and equities."

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks and bonds
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of October 31, 1997, more than
$1.0 billion
MANAGER: John Hickling, since 1996; manager,
Fidelity Overseas Fund, Fidelity Advisor
Overseas Fund and Fidelity VIP: Overseas,
1993-1996; Fidelity Advisor Annuity Overseas
Fund, 1995-1996; joined Fidelity in 1982
(checkmark)
OVERSEAS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
CANADA 3.7%
UNITED STATES 9.9%
FRANCE 12.1%
ROW: 1, COL: 1, VALUE: 9.9
ROW: 1, COL: 2, VALUE: 15.4
ROW: 1, COL: 3, VALUE: 4.9
ROW: 1, COL: 4, VALUE: 6.1
ROW: 1, COL: 5, VALUE: 15.2
ROW: 1, COL: 6, VALUE: 8.5
ROW: 1, COL: 7, VALUE: 20.1
ROW: 1, COL: 8, VALUE: 4.1
ROW: 1, COL: 9, VALUE: 12.1
ROW: 1, COL: 10, VALUE: 3.7
UNITED
KINGDOM 15.4%
GERMANY 4.1%
SWITZERLAND
 4.9%
JAPAN 20.1%
SWEDEN 6.1%
OTHER 15.2%
NETHERLANDS 8.5%
AS OF APRIL 30, 1997
CANADA 2.6%
UNITED STATES 13.8%
FRANCE 10.0%
ROW: 1, COL: 1, VALUE: 13.8
ROW: 1, COL: 2, VALUE: 13.9
ROW: 1, COL: 3, VALUE: 5.2
ROW: 1, COL: 4, VALUE: 4.7
ROW: 1, COL: 5, VALUE: 15.0
ROW: 1, COL: 6, VALUE: 7.7
ROW: 1, COL: 7, VALUE: 22.8
ROW: 1, COL: 8, VALUE: 4.3
ROW: 1, COL: 9, VALUE: 10.0
ROW: 1, COL: 10, VALUE: 2.6
GERMANY 4.3%
UNITED
KINGDOM 13.9%
SWEDEN 5.2%
JAPAN 22.8%
SWITZERLAND 4.7%
OTHER 15.0%
NETHERLANDS 7.7%
ASSET ALLOCATION
                                 % OF FUND'S   % OF FUND'S
                                 INVESTMENTS   INVESTMENTS
                                               6 MONTHS AGO

STOCKS, CLOSED-END INVESTMENT    91.9          88.5
 COMPANIES AND EQUITY FUTURES

BONDS                            0.0           0.2

SHORT-TERM INVESTMENTS           8.1           11.3

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

TOTAL SA CLASS B                         2.3           1.9
(FRANCE, OIL & GAS)

ALCATEL ALSTHOM COMPAGNIE GENERALE       2.1           2.3
 D'ELECTRICITE SA
(FRANCE, ELECTRICAL EQUIPMENT)

RHONE POULENC SA CLASS A                 2.0           0.6
(FRANCE, DRUGS & PHARMACEUTICALS)

NOVARTIS AG (REG.)                       2.0           1.8
(SWITZERLAND, DRUGS & PHARMACEUTICALS)

PHILIPS ELECTRONICS NV (BEARER)          1.9           1.4
(NETHERLANDS, CONSUMER ELECTRONICS)

VOLVO AB CLASS B                         1.6           1.5
(SWEDEN, AUTOS, TIRES, & ACCESSORIES)

TAKEDA CHEMICAL INDUSTRIES LTD.          1.4           1.6
(JAPAN, DRUGS & PHARMACEUTICALS)

AKZO NOBEL NV                            1.4           1.1
(NETHERLANDS, CHEMICALS & PLASTICS)

CREDIT SUISSE GROUP (REG.)               1.3           1.3
(SWITZERLAND, BANKS)

ROYAL DUTCH PETROLEUM CO. ORD.           1.3           1.2
(NETHERLANDS, OIL & GAS)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

FINANCE                            16.4          13.7

HEALTH                             9.9           7.7

DURABLES                           9.9           10.3

BASIC INDUSTRIES                   9.9           10.3

ENERGY                             7.6           6.6

UTILITIES                          7.3           6.4

TECHNOLOGY                         6.5           8.2

NONDURABLES                        5.0           6.3

INDUSTRIAL MACHINERY & EQUIPMENT   4.9           4.9

RETAIL & WHOLESALE                 3.2           3.3

OVERSEAS
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 89.0%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.2%
Telecom Argentina Class B sponsored
 ADR  62,900 $ 1,592,363
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  185,700  5,942,400
  7,534,763
AUSTRALIA - 1.8%
Australia & New Zealand Banking
 Group Ltd.   1,255,300  8,729,878
Brambles Industries Ltd.   362,300  6,944,098
Broken Hill Proprietary Co. Ltd. (The)  615,500  6,084,097
CSR Ltd.   905,117  3,135,224
Coles Myer Ltd.   1,345,400  6,451,438
Colonial Ltd. (a)  1,301,700  3,613,725
Leighton Holdings Ltd.   351,600  1,294,068
National Australia Bank Ltd.   498,200  6,793,167
QNI Ltd.   2,040,800  1,788,379
Tabcorp Holdings Ltd.   309,500  1,414,677
Western Mining Holdings Ltd.   2,979,162  10,547,135
Westpac Banking Corp.   271,200  1,574,233
Woodside Petroleum Ltd.   272,000  2,290,134
Woolworths Ltd.   2,206,600  7,100,441
  67,760,694
AUSTRIA - 0.1%
Voest-Alpine Stahl AG  76,100  3,293,015
BELGIUM - 0.1%
BBL (Banque Bruxelles Lambert)  22,103  5,609,142
BRAZIL - 1.1%
Centrais Electricas Brasileiras SA 10,375,000 4,488,368 Compania Energertica Minas Gerais 289,682,000 11,559,963 Petrobras PN (Pfd. Reg.) 51,103,000 9,501,284
Telebras sponsored ADR  137,600  13,966,400
  39,516,015
CANADA - 3.7%
Abitibi-Consolidated, Inc.   164,600  2,337,321
Alcan Aluminium Ltd.   514,500  14,611,807
Alliance Forest Products, Inc. (a) 153,000 3,177,429 Alliance Forest Products, Inc. (a)(c) 159,000 3,302,034
BCE, Inc.   480,600  13,393,127
Bank of Nova Scotia (Halifax)  66,400  2,930,001
Bell Canada International, Inc.   79,400  1,347,340
Bro-X Minerals Ltd.   81,770  -
Canadian Imperial Bank of Commerce 65,900 1,927,708 Canadian Natural Resources Ltd. (a) 336,300 9,789,698 Cinar Films, Inc. Class B (sub. vtg.) (a) 45,700 1,758,628
Cominco Ltd.   593,700  11,549,846
Dofasco, Inc.   70,500  1,271,398
Domtar, Inc.   1,001,000  7,782,278
Greenstone Resources Ltd. (a)  268,800  2,194,753
Hudson's Bay Co. Ord.   141,100  3,230,839
Inco Ltd.   591,500  12,136,995
Leitch Technology Corp. (a)  130,500  3,993,432
National Bank of Canada  714,800  10,175,540
Noranda, Inc.   1,032,000  18,171,465
Renaissance Energy Ltd. (a)  298,200  6,923,313
Rio Alto Exploration Ltd. (a)  148,600  1,397,955
St. Laurent Paperboard, Inc. (a)   295,900  4,779,527
  138,182,434

 SHARES VALUE (NOTE 1)
DENMARK - 0.8%
Den Danske Bank Group AS  101,800 $ 11,475,665
International Service Systems AS,
 Series B (a)  211,740  6,418,807
Novo-Nordisk AS Class B  58,900  6,370,478
Sophus Berendsen AS, Series B  22,100  3,332,927
Unidanmark AS Class A  41,200  2,780,349
  30,378,226
FINLAND - 2.3%
Cultor OY, Series 1  109,700  5,613,149
Enso OY Class R  864,200  8,176,443
Huhtamaki Ord.   281,700  11,585,654
Metsa-Serla Ltd. Class B  1,247,100  11,076,772
Nokia Corp. AB, Series A  61,900  5,402,356
Outokumpu OY Class A  612,300  9,162,628
Pohjola Class B  228,470  8,822,939
Rauma OY  52,804  994,090
UPM-Kymmene Corp.   565,600  12,722,997
Valmet OY  816,115  12,764,108
  86,321,136
FRANCE - 12.1%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  659,300  79,431,672
Axa SA  208,565  14,260,670
Axime SA Ex Segin (a)  61,800  6,878,612
Cap Gemini Sogeti SA  183,300  14,532,132
Carrefour Supermarche SA  18,300  9,534,962
Compagnie de Saint Gobain  29,000  4,156,519
Generale des Eaux, Cie  36,100  4,193,060
Credit Commercial de France Ord.   167,500  9,475,415
Elf Sanofi SA  70,800  6,716,070
Eramet SA  188,438  7,502,357
Groupe Danone  10,000  1,526,757
Lafarge SA  77,000  4,803,711
Lagardere S.C.A. (Reg.)  198,800  5,709,054
Michelin SA (Compagnie Generale des
 Etablissements) Class B  213,389  10,929,955
Nationale Elf Aquitaine  257,800  31,862,696
Pechiney SA Class A  595,625  24,456,201
Rhone Poulenc SA Class A  1,753,425  76,335,503
Societe Generale Class A  208,300  28,485,100
Total SA Class B  770,890  85,403,128
Union Assurances Federale SA  48,100  5,370,394
Usinor Sacilor  974,500  16,109,669
Valeo SA  112,200  7,471,649
  455,145,286
GERMANY - 3.4%
Allianz Aktiengesellschaft Holdings (Reg.) 51,800 11,666,261 BASF AG 292,500 9,987,391
Bayer AG  325,700  11,479,745
(BMW) Muenchen Bayerische
 Motorenweke AG  4,200  3,087,304
BHF Bank (Bank Berlin Hand)  206,650  6,229,449
Buderus AG  3,925  1,902,203
Continental Gummi-Werke AG  247,800  5,954,383
Daimler-Benz AG Ord.   290,000  19,467,826
Deutsche Bank AG  46,000  3,022,667
Dresdner Bank AG Ord.   54,500  2,236,870
Hoechst AG Ord.   478,800  18,291,548
Lufthansa Deutsche AG (Reg.)  295,800  5,290,104
Mannesmann AG Ord.   28,100  11,891,594
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
GERMANY - CONTINUED
Philipp Holzmann AG (a)  5,700 $ 1,619,130
Siemens AG  71,700  4,389,287
Veba AG Ord.   188,400  10,512,174
  127,027,936
HONG KONG - 0.5%
China Light & Power Co. Ltd.   720,000  3,790,944
China Telecom (Hong Kong) Ltd. (a)  3,218,000  5,141,307
Great Eagle Holdings Ltd.   960,000  1,465,459
Hutchison Whampoa Ltd. Ord.   462,000  3,197,542
National Mutual Asia Ltd.   2,008,000  1,818,370
Peregrine Investments Holdings Ltd.   2,084,000  2,048,952
Vtech Holdings Ltd.   506,000  988,435
  18,451,009
INDIA - 0.1%
Mahindra & Mahindra Ltd. GDR  126,500  1,265,000
State Bank of India GDR (Reg.)  72,200  1,263,500
  2,528,500
INDONESIA - 0.2%
PT Matahari Putra Prima   7,368,000  1,432,668
PT Matahari Putra Prima
 rights 12/31/97 (a)  14,736,000  818,667
PT Multipolar   26,010,538  2,348,177
PT Putra Surya Multidana (a)  3,369,500  1,169,966
  5,769,478
IRELAND - 1.1%
Bank of Ireland, Inc.   1,540,400  19,328,238
CRH PLC  265,000  3,157,849
Independent Newspapers PLC  1,609,950  8,756,317
Smurfit (Jefferson) Group PLC  1,465,700  4,292,486
Smurfit (Jefferson) Group PLC (New)  1,876,100  5,441,086
  40,975,976
ITALY - 1.4%
Credito Italiano Ord.   5,129,700  13,730,174
Eni Spa  3,810,000  21,532,066
Telecom Italia Spa  383,330  2,397,524
Telecom Italia Mobile Spa  3,629,300  13,396,676
  51,056,440
JAPAN - 20.0%
Acom Co. Ltd.   205,300  11,253,987
Amway Japan Ltd.   310,200  8,141,462
Asahi Breweries Ltd.   95,000  1,404,485
Bank of Tokyo-Mitsubishi Ltd.   611,000  7,967,359
Canon, Inc.   633,000  15,351,828
Circle K Japan Co. Ltd.   24,000  1,231,894
Citizen Watch Co. Ltd. Ord.   859,000  5,479,336
Dai-Ichi Kangyo Bank  237,000  2,007,807
Daiichi Pharmaceutical Co. Ltd.   186,000  2,641,694
Daiwa House Industry Co. Ltd.   433,000  4,171,761
Daiwa Securities Co. Ltd.   1,418,000  8,573,954
Denso Corp.   202,000  4,362,126
Denny's Japan Co. Ltd.   144,000  3,743,522
Daito Trust Construction Co.   643,700  5,720,590
Fuji Bank Ltd.   930,000  8,033,223
Fuji Heavy Industries Ltd.   677,000  2,693,380
Fuji International Trust unit sponsored
 ADR (c)  107  2,742,532
Fuji Photo Film Co. Ltd.   1,025,000  37,117,941

 SHARES VALUE (NOTE 1)
Fujitsu Ltd.   1,308,000 $ 14,340,200
Hitachi Ltd.   1,192,000  9,157,807
Hitachi Maxell Ltd.   597,000  13,288,705
Honda Motor Co. Ltd.   809,000  27,213,040
Ibiden Co. Ltd.   302,000  5,016,611
Ito-Yokado Co. Ltd.   204,000  10,132,226
Jafco Co. Ltd.   87,000  4,118,771
Jusco Co. Ltd.   223,000  4,982,309
Kao Corp.   574,000  8,009,302
Kobe Steel Ltd. Ord. (a)  1,541,000  1,855,856
Komatsu Ltd. Ord.   2,515,000  13,431,437
Kyocera Corp.   109,000  6,237,625
Long Term Credit Bank of Japan
 Ltd. (The)  3,185,000  10,766,570
Matsushita Electric Industrial Co. Ltd.   2,807,000  47,094,187
Matsushita Communication Industrial
 Co. Ltd.   175,000  6,177,326
Matsushita Electric Works Co. Ltd.   622,000  5,631,063
Minebea Co. Ltd.   1,583,000  15,777,409
Minolta Camera Co. Ltd.   1,351,000  7,013,082
Mitsubishi Estate Co. Ltd.   783,000  9,885,050
Mitsubishi Heavy Industries Ltd.   736,000  3,612,758
Mitsubishi Trust & Banking Corp.   192,000  2,360,133
Mitsui Fudosan Co. Ltd.  526,000  5,941,528
Murata Manufacturing Co. Ltd.   59,000  2,391,362
Nichiei Co. Ltd.   59,900  6,567,110
Nikko Securities Co. Ltd.   1,031,000  3,724,959
Nintendo Co. Ltd. Ord.   333,700  28,824,585
Nippon Telegraph & Telephone
 Corp. Ord.   3,839  32,523,090
Nitto Denko Corp.   46,000  829,070
Nomura Securities Co. Ltd.   1,455,000  16,918,605
Omron Corp.   760,000  12,877,077
Onward Kashiyama & Co. Ltd.   440,000  6,797,342
Orix Corp.   302,900  20,679,718
Ricoh Co. Ltd. Ord.   853,000  10,981,313
Rohm Co. Ltd.   190,000  18,779,070
Sakura Bank Ltd.   4,430,000  18,065,864
Sankyo Co. Ltd.   657,000  21,663,539
Shin-Etsu Chemical Co. Ltd.   215,000  5,250,000
Shinko Electric Industries Co. Ltd.   84,100  3,562,375
Shohkoh Fund & Co. Ltd.   6,800  1,976,744
Sony Corp.   352,200  29,223,240
Sony Music Entertainment Japan, Inc.   140,000  4,918,605
Sumitomo Realty & Development
 Co. Ltd.   1,026,000  7,490,482
Sumitomo Sitix Corp.   74,000  1,302,990
TDK Corp.   186,000  15,417,608
Takeda Chemical Industries Ltd.   1,879,000  51,188,705
Takefuji Corp.   30,000  1,333,057
Terumo Corp.   228,000  3,749,502
THK Co. Ltd.   605,300  8,094,128
Toyota Motor Corp.   640,000  17,807,309
Toyo Trust & Banking Co. Ltd.   62,000  462,940
Tokyo Electron Ltd.   200,000  9,966,778
Uni Charm Corp. Ord.   146,000  4,911,130
Uny Co. Ltd.   203,000  3,287,791
World Co. Ltd.   66,500  2,457,849
Xebio Co. Ltd.   70,700  1,139,186
Yamanouchi Pharmaceutical Co. Ltd.   151,000  3,712,292
Yamaha Motor Co. Ltd.   579,000  4,664,701
Yasuda Trust & Banking  1,251,000  3,335,307
  751,557,299
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 0.1%
Korea Electric Power Corp.   354,760 $ 5,036,487
MALAYSIA - 0.1%
Magnum Corp. BHD  722,000  562,513
Malayan Banking BHD  52,000  200,239
Oriental Holdings BHD  1,528,000  3,101,612
Oriental Holdings BHD (New)  466,800  935,690
  4,800,054
MEXICO - 0.9%
DESC (Sociedad de Fomento
 Industrial SA) Class B  364,000  3,127,446
Grupo Financiero Bancomer Class B (a)  25,232,000  11,893,366
Grupo Carso SA de CV Class A-1  295,000  1,869,272
Grupo Mexico SA, Class L  153,000  452,792
Grupo Financiero Inbursa SA Class B  448,000  1,577,088
Industrias Penoles SA  104,000  412,649
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  245,100  10,600,575
Tubos de Acero de Mexico ADR (a)  174,100  3,514,644
  33,447,832
NETHERLANDS - 8.5%
Ahold NV  682,776  17,446,770
AKZO Nobel NV  289,100  50,848,900
Beter Bed Holding NV  75,100  1,633,280
ING Groep NV  695,729  29,152,655
KBB NV Ord.   33,200  2,091,003
KLM Royal Dutch Air Lines NV  126,200  4,269,388
Koninklijke Hoogovens NV  281,800  12,894,704
Koninklijke KNP BT NV  408,900  9,292,226
Koninklijke Pakhoed NV  46,700  1,527,054
New Holland NV  227,000  6,455,313
Nutreco Holding NV (a)  193,959  4,347,873
Philips Electronics NV (Bearer)  889,400  69,505,810
Royal Dutch Petroleum Co. Ord.   921,300  48,646,535
Unilever NV Ord.   709,200  37,629,532
Vendex International NV (c)  219,600  11,967,918
VNU Ord.   484,800  11,465,707
  319,174,668
NETHERLANDS ANTILLES - 0.1%
Schlumberger Ltd.   62,400  5,460,000
NEW ZEALAND - 0.1%
Air New Zealand Ltd. Class B  1,054,400  2,230,383
Lion Nathan Ltd.   1,079,500  2,605,850
Lion Nathan Ltd. (Astl.)  112,600  272,337
  5,108,570
NORWAY - 0.5%
Den Norske Bank AS Class A
 Free shares  1,664,600  7,494,993
Elkem ASA  233,900  3,549,393
NCL Holdings AS (a)  2,335,500  8,918,440
  19,962,826
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  144,400  2,590,175
PORTUGAL - 0.2%
Electricidade de Portugal SA  446,300  7,826,714
RUSSIA - 0.0%
Vimpel Communications sponsored ADR  43,200  1,414,800

 SHARES VALUE (NOTE 1)
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   4,882,000 $ 2,234,609
SOUTH AFRICA - 0.4%
Dimension Data Holdings Ltd. (a)  377,400  1,567,601
Gencor Ltd. (Reg.)  302,940  679,492
JCI Ltd.   345,000  1,468,847
Sasol Ltd.   1,076,500  12,967,186
  16,683,126
SPAIN - 1.2%
Acerinox SA (Reg.)  27,200  4,053,604
Banco Bilbao Vizcaya SA Ord. (Reg.)  655,600  17,490,460
Telefonica de Espana SA Ord.   935,600  25,473,780
  47,017,844
SWEDEN - 6.1%
ABB AB:
 Series A  564,300  6,568,174
 Series B  270,000  3,106,751
Astra AB Class A Free shares  2,224,933  35,812,024
Assi Doman AB Free shares  115,500  3,226,472
Electrolux AB  160,200  13,212,371
Ericsson (L.M.) Telephone Co. Class B  147,000  6,452,943
Esselte AB Class B Free shares  165,700  3,592,830
Granges AB (Reg.) (a)  89,000  1,450,283
Investor AB Class B Free shares  150,000  6,963,751
Munters AB (a)(c)  240,800  2,434,426
Nordbanken AB  290,700  9,087,396
SKF AB Ord.   225,600  5,221,736
Skandia Foersaekrings AB  470,000  21,882,275
Svenska Cellulosa AB (SCA)
 Class B Ord.   185,100  4,136,588
Svenska Handelsbanken  291,500  9,189,957
Swedish Match Co.   11,193,100  34,245,601
Volvo AB Class B  2,352,000  61,322,514
  227,906,092
SWITZERLAND - 4.9%
Credit Suisse Group (Reg.)  349,000  49,224,347
Julius Baer Holding AG  11,412  17,054,759
Nestle SA (Reg.)  17,145  24,188,119
Novartis AG (Reg.)  47,808  74,968,140
Roche Holding AG participation
 certificates  1,300  11,438,327
Sulzer AG (Reg.)  6,700  4,905,828
SGS Societe Generale de Surveillance
 Holding SA (Bearer)  1,500  2,895,960
  184,675,480
TURKEY - 0.1%
Tupras-Turkiye Petrol Rafinerileri AS (a) 23,641,200 2,116,963 UNITED KINGDOM - 15.4%
Asda Group PLC  1,291,500  3,350,054
BAT Industries PLC Ord.   2,375,900  20,677,141
BOC Group PLC  93,900  1,576,131
BBA Group PLC  525,500  3,544,080
Barclays PLC Ord.   1,072,000  26,784,301
Barratt Developments PLC  1,542,300  6,530,029
Bass PLC Ord.   461,700  6,397,583
Billiton PLC  1,514,700  4,378,956
Blue Circle Industries PLC  392,000  2,296,042
Boots Co. PLC Class L (The)  586,100  8,435,210
British Aerospace PLC  609,500  16,136,372
British Petroleum PLC Ord.   1,606,719  23,554,276
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
British Land Co. PLC (The) Ord.   335,100 $ 3,897,489
British Telecommunications PLC Ord.   1,612,500  12,224,290
Cable & Wireless PLC Ord.   627,600  4,999,374
Caradon PLC  6,135,790  19,509,665
Cookson Group PLC  8,294,400  33,174,821
Dorling Kindersley Holdings PLC
 Class L  337,200  1,608,267
DR Solomons Group PLC
 sponsored ADR  286,000  8,758,750
English China Clay PLC  727,700  3,166,295
Gallaher Group PLC  1,748,000  8,337,042
Glaxo Wellcome PLC  1,522,000  32,551,516
Granada Group PLC  573,100  7,883,661
Grand Metropolitan PLC  2,536,311  22,835,499
Guinness PLC Ord.   408,000  3,639,260
HSBC Holdings PLC  648,000  15,181,992
Hays PLC  180,700  2,116,810
ICI (Imperial Chemical Industries) PLC
 Class L  243,600  3,587,448
Inchcape PLC Ord.   1,835,000  6,694,502
Ladbroke Group PLC Ord.   2,535,200  11,327,895
Lloyds TSB Group PLC  3,532,896  44,046,646
Mercury Asset Management
 Group PLC  147,200  3,220,836
National Grid Co. PLC  1,514,900  7,123,870
Pearson PLC   538,100  7,023,981
Perpetual PLC  36,900  1,395,599
Rentokil Initial PLC  10,073,100  39,614,732
Rugby Group PLC  1,447,600  3,125,101
Royal & Sun Alliance Insurance
 Group PLC  887,000  8,483,315
Securicor Group PLC  2,203,900  9,884,447
Shell Transport & Trading Co.
 PLC (Reg.)  4,193,400  29,667,142
SmithKline Beecham PLC Ord.   4,290,544  40,568,273
SIG PLC  251,500  1,174,270
Somerfield PLC  1,652,200  5,308,717
Tarmac PLC  1,063,200  2,081,740
Thames Water PLC Ord.   276,300  4,184,612
Tomkins PLC Ord.   339,700  1,739,573
Unigate PLC  605,500  5,846,766
Unilever PLC Ord.   1,960,800  14,569,411
Vodafone Group PLC  3,823,738  20,828,828
WPP Group PLC  480,900  2,189,018
  577,231,628
UNITED STATES OF AMERICA - 1.3%
Alumax, Inc. (a)   229,997  7,474,903
Aluminum Co. of America  227,400  16,600,200
D.R. Horton, Inc.   356,100  5,341,500
MCI Communications Corp.   301,200  10,692,600
Newmont Mining Corp.   83,800  2,933,000
Pharmacia & Upjohn, Inc.   178,900  5,675,776
  48,717,979
TOTAL COMMON STOCKS
 (Cost $2,869,144,288)   3,342,513,196
CLOSED-END INVESTMENT COMPANIES - 0.5%
 SHARES VALUE (NOTE 1)
EMERGING MARKETS - 0.2%
TCW/DW Emerging Markets
 Opportunities Trust (SBI)  157,300 $ 1,956,419
Templeton Dragon Fund, Inc.   359,000  4,599,688
  6,556,107
GERMANY - 0.3%
Emerging Germany Fund, Inc.   134,100  1,424,813
New Germany Fund, Inc. (The)  662,700  9,899,081
  11,323,894
MULTI-NATIONAL - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   157,000  1,265,813
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $20,393,908)   19,145,814
PREFERRED STOCKS - 1.9%
CONVERTIBLE PREFERRED STOCKS - 0.3%
AUSTRALIA - 0.1%
National Australia Bank Ltd. 7.8750%  164,400  4,572,375
JAPAN - 0.1%
AJL participating trust $1.44  131,300  1,920,263
UNITED STATES OF AMERICA - 0.1%
WBK STRYPES Trust $3.135  167,700  5,198,700
TOTAL CONVERTIBLE PREFERRED STOCKS   11,691,338
NONCONVERTIBLE PREFERRED STOCKS - 1.6%
AUSTRALIA - 0.0%
Sydney Harbour Casino Holdings Ltd. (a)  1,399,100  1,422,217
GERMANY - 0.4%
SAP (Systeme Anwendungen
 Produkte) AG  36,800  10,981,333
Wella AG  5,000  3,507,246
  14,488,579
ITALY - 1.2%
Telecom Italia Spa  6,992,000  28,154,809
Telecom Italia Mobile Spa de Risp  7,502,100  15,330,388
  43,485,197
TOTAL NONCONVERTIBLE PREFERRED STOCKS   59,395,993
TOTAL PREFERRED STOCKS
 (Cost $47,621,152)   71,087,331
GOVERNMENT OBLIGATIONS - 0.1%
  PRINCIPAL
  AMOUNT
UNITED STATES OF AMERICA - 0.0%
U.S. Treasury Bill, yield at date of purchase
 5.28% to 5.30%, 1/08/98 (d)
 (Cost $1,634,434)   $ 1,650,000  1,634,434
CASH EQUIVALENTS - 8.5%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $319,837,207)  319,837,207 $ 319,837,207
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,258,630,989)  $ 3,754,217,982
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
          DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
166 Nikkei 225 Stock
Index Contracts Dec 97 $ 13,620,300 $ (1,821,988)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.4%
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $20,446,910 or 0.5% of net assets.
(d) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $465,500.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,336,195,375 and $2,132,582,785, respectively (see Note 3 of Notes to Financial Statements).
The market value of futures contracts opened and closed during the period amounted to $139,409,532 and $132,740,035, respectively (see
Note 2 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $2,020,000. The weighted average interest rate was 5.9% (see Note 5 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $626,425 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $3,262,529,491. Net unrealized appreciation aggregated $491,688,491, of which $732,863,292 related to appreciated investment securities and $241,174,801 related to depreciated investment securities.
The fund hereby designates approximately $126,103,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.4%
Basic Industries    9.9
Cash Equivalents   8.5
Construction & Real Estate    3.1
Durables    9.9
Energy    7.6
Finance    16.4
Health    9.9
Holding Companies    1.5
Industrial Machinery & Equipment    4.9
Media & Leisure   2.7
Nondurables   5.0
Precious Metals   0.5
Retail & Wholesale   3.2
Services    2.2
Technology    6.5
Transportation   0.5
Utilities   7.3
    100.0%
OVERSEAS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $3,258,630,989) - SEE ACCOMPANYING SCHEDULE                   $ 3,754,217,982

CASH                                                                                                    1,743,574

RECEIVABLE FOR INVESTMENTS SOLD                                                                         79,572,171

RECEIVABLE FOR FUND SHARES SOLD                                                                         48,834,146

DIVIDENDS RECEIVABLE                                                                                    9,853,919

INTEREST RECEIVABLE                                                                                     1,792,561

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                                     244,850

OTHER RECEIVABLES                                                                                       51,922

 TOTAL ASSETS                                                                                           3,896,311,125

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                       $ 64,838,305

PAYABLE FOR FUND SHARES REDEEMED                                                         48,917,208

ACCRUED MANAGEMENT FEE                                                                   2,972,252

OTHER PAYABLES AND                                                                       2,131,121
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                      118,858,886

NET ASSETS                                                                                             $ 3,777,452,239

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                        $ 2,996,113,296

UNDISTRIBUTED NET INVESTMENT INCOME                                                                     41,157,042

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN                           246,302,692
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                               493,879,209
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 110,720,055 SHARES OUTSTANDING                                                         $ 3,777,452,239

NET ASSET VALUE, OFFERING PRICE                                                                         $34.12
AND REDEMPTION PRICE PER SHARE ($3,777,452,239 (DIVIDED BY) 110,720,055 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                 $ 75,067,827
DIVIDENDS

INTEREST                                                                           21,652,187

                                                                                   96,720,014

LESS FOREIGN TAXES WITHHELD                                                        (8,108,687)

 TOTAL INCOME                                                                      88,611,327

EXPENSES

MANAGEMENT FEE                                                     $ 26,697,997
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             3,286,953

TRANSFER AGENT FEES                                                 10,216,855

ACCOUNTING FEES AND EXPENSES                                        813,270

NON-INTERESTED TRUSTEES' COMPENSATION                               22,948

CUSTODIAN FEES AND EXPENSES                                         1,686,388

REGISTRATION FEES                                                   280,725

AUDIT                                                               103,318

LEGAL                                                               31,681

INTEREST                                                            999

REPORTS TO SHAREHOLDERS                                             586,300

MISCELLANEOUS                                                       74,920

 TOTAL EXPENSES BEFORE REDUCTIONS                                   43,802,354

 EXPENSE REDUCTIONS                                                 (799,735)      43,002,619

NET INVESTMENT INCOME                                                              45,608,708

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              260,143,969

 FOREIGN CURRENCY TRANSACTIONS                                      (73,155)

 FUTURES CONTRACTS                                                  (4,772,207)    255,298,607

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              240,532,449

 ASSETS AND LIABILITIES IN                                          99,516
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                  (1,338,939)    239,293,026

NET GAIN (LOSS)                                                                    494,591,633

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 540,200,341

OTHER INFORMATION                                                                 $ 483,873
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                                 1,986

 TRANSFER AGENT CREDITS                                                            313,876

                                                                                  $ 799,735


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                           $ 45,608,708       $ 48,199,048
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                          255,298,607        208,828,408

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                             239,293,026        20,311,637

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   540,200,341        277,339,093

DISTRIBUTIONS TO SHAREHOLDERS                                                     (36,606,761)       (27,336,910)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                           (161,278,875)      (28,141,138)

 TOTAL DISTRIBUTIONS                                                             (197,885,636)      (55,478,048)

SHARE TRANSACTIONS                                                               4,490,417,585      2,267,210,371
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                   192,007,203        53,404,640

 COST OF SHARES REDEEMED                                                        (4,361,912,739)    (1,704,156,879)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS           320,512,049        616,458,132

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                           662,826,754        838,319,177

NET ASSETS

 BEGINNING OF PERIOD                                                                3,114,625,485      2,276,306,308

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $41,157,042 AND
$35,462,219, RESPECTIVELY)                                                         $ 3,777,452,239    $ 3,114,625,485

OTHER INFORMATION
SHARES

 SOLD                                                                                132,727,973        75,173,719

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                             6,343,151          1,869,255

 REDEEMED                                                                           (128,555,588)      (56,502,435)

 NET INCREASE (DECREASE)                                                             10,515,536         20,540,539



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                      1996   1995   1994 E   1993




NET ASSET VALUE, BEGINNING OF PERIOD                  $ 31.08       $ 28.57       $ 29.17       $ 27.16       $ 21.96

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                .43 D         .48 H         .31           .18           .27

 NET REALIZED AND UNREALIZED GAIN (LOSS)               4.61          2.72          (.44)         2.26          7.40

 TOTAL FROM INVESTMENT OPERATIONS                      5.04          3.20          (.13)         2.44          7.67

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                            (.37)         (.34)         (.02)         (.15)         (.37)

 IN EXCESS OF NET INVESTMENT INCOME                    -             -             -             (.17)         -

 FROM NET REALIZED GAIN                               (1.63)        (.35)         (.45)         (.11)         (2.10) B

 TOTAL DISTRIBUTIONS                                  (2.00)        (.69)         (.47)         (.43)         (2.47)

NET ASSET VALUE, END OF PERIOD                        $ 34.12       $ 31.08       $ 28.57       $ 29.17       $ 27.16

TOTAL RETURN A                                        17.03%        11.41%        (.34)%        9.13% C       39.01% C

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 3,777,452   $ 3,114,625   $ 2,276,306   $ 2,283,211   $ 1,490,666

RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.23%         1.14%         1.05%         1.24%         1.27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS                                   1.20% F       1.12% F       1.05%         1.24%         1.27%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS 1.28%         1.74%         1.78%         .90%          1.00%

PORTFOLIO TURNOVER RATE                              68%           82%           49%           49%           64%

AVERAGE COMMISSION RATE G                            $ .0109       $ .0134

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS). B INCLUDES AMOUNTS DISTRIBUTED FROM NET
REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS
TAXABLE AS ORDINARY INCOME. C TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE. D NET INVESTMENT INCOME PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE FUND
ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE,
AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS
A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR OR
THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). G FOR FISCAL
YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED
TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX
OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER. H INVESTMENT INCOME
PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.08 PER SHARE.


WORLDWIDE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. Prior to July 1, 1995, the fund imposed a 3% sales charge. If this sales charge were taken into account, total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 1   PAST 5    LIFE OF
OCTOBER 31, 1997                   YEAR     YEARS     FUND

WORLDWIDE                          17.95%   108.35%   104.67%

MORGAN STANLEY CAPITAL             16.77%   103.29%   97.28%
 INTERNATIONAL WORLD INDEX

GLOBAL FUNDS AVERAGE               16.50%   96.26%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on May 30, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 175 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1997             YEAR     YEARS    FUND

WORLDWIDE                    17.95%   15.81%   10.12%

MORGAN STANLEY CAPITAL       16.77%   15.24%   9.58%
 INTERNATIONAL WORLD INDEX

GLOBAL FUNDS AVERAGE         16.50%   14.19%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971124 122433 S00000000000001
             Worldwide Fund              MS World Index (Net)
             00318                       MS004
  1990/05/30      10000.00                    10000.00
  1990/05/31      10030.00                     9976.64
  1990/06/30      10290.00                     9902.62
  1990/07/31      10570.00                     9989.88
  1990/08/31       9380.00                     9051.77
  1990/09/30       8450.00                     8094.23
  1990/10/31       8950.00                     8846.73
  1990/11/30       8950.00                     8698.31
  1990/12/31       8898.23                     8877.31
  1991/01/31       9150.44                     9198.82
  1991/02/28       9654.88                    10047.22
  1991/03/31       9321.95                     9748.02
  1991/04/30       9412.75                     9821.21
  1991/05/31       9483.37                    10040.73
  1991/06/30       8807.43                     9417.84
  1991/07/31       9352.22                     9859.59
  1991/08/31       9493.46                     9825.22
  1991/09/30       9654.88                    10079.83
  1991/10/31       9695.23                    10240.21
  1991/11/30       9180.71                     9790.88
  1991/12/31       9599.06                    10500.46
  1992/01/31       9701.07                    10302.97
  1992/02/29       9996.89                    10122.11
  1992/03/31       9762.27                     9642.19
  1992/04/30      10190.71                     9773.45
  1992/05/31      10619.15                    10159.10
  1992/06/30      10251.92                     9815.63
  1992/07/31      10149.91                     9837.48
  1992/08/31      10007.10                    10073.46
  1992/09/30      10007.10                     9977.88
  1992/10/31       9823.48                     9704.42
  1992/11/30       9976.49                     9874.98
  1992/12/31      10194.86                     9951.68
  1993/01/31      10530.15                     9981.98
  1993/02/28      10781.62                    10215.46
  1993/03/31      11399.81                    10804.71
  1993/04/30      11682.71                    11302.49
  1993/05/31      12049.43                    11559.98
  1993/06/30      11923.70                    11460.02
  1993/07/31      12185.64                    11693.15
  1993/08/31      12950.52                    12226.26
  1993/09/30      12814.31                    11997.44
  1993/10/31      13369.63                    12325.16
  1993/11/30      13128.64                    11625.06
  1993/12/31      13920.64                    12191.05
  1994/01/31      14914.21                    12992.28
  1994/02/28      14689.86                    12821.27
  1994/03/31      14134.32                    12265.65
  1994/04/30      14625.76                    12641.94
  1994/05/31      14604.39                    12671.61
  1994/06/30      14305.25                    12633.52
  1994/07/31      14743.28                    12870.80
  1994/08/31      14989.00                    13255.48
  1994/09/30      14700.54                    12904.26
  1994/10/31      14914.21                    13268.36
  1994/11/30      14401.40                    12689.97
  1994/12/31      14332.82                    12809.88
  1995/01/31      14253.69                    12614.52
  1995/02/28      14423.25                    12795.36
  1995/03/31      14502.37                    13408.98
  1995/04/30      14864.08                    13873.19
  1995/05/31      15011.03                    13988.72
  1995/06/30      15214.49                    13981.28
  1995/07/31      15836.18                    14677.67
  1995/08/31      15440.56                    14347.51
  1995/09/30      15587.50                    14762.30
  1995/10/31      15056.24                    14526.70
  1995/11/30      15101.46                    15027.93
  1995/12/31      15363.09                    15464.12
  1996/01/31      15786.03                    15740.67
  1996/02/29      15991.79                    15833.30
  1996/03/31      16266.13                    16093.49
  1996/04/30      16746.23                    16468.62
  1996/05/31      17043.43                    16479.56
  1996/06/30      17032.00                    16559.58
  1996/07/31      16414.73                    15971.03
  1996/08/31      16849.10                    16151.29
  1996/09/30      17169.17                    16780.32
  1996/10/31      17352.06                    16894.13
  1996/11/30      18152.22                    17837.53
  1996/12/31      18239.31                    17548.51
  1997/01/31      18464.49                    17756.70
  1997/02/28      18974.10                    17957.61
  1997/03/31      18725.22                    17599.05
  1997/04/30      18689.67                    18170.96
  1997/05/31      19791.85                    19289.22
  1997/06/30      20834.77                    20247.97
  1997/07/31      21699.92                    21177.22
  1997/08/31      20538.49                    19757.23
  1997/09/30      22150.28                    20827.25
  1997/10/31      20467.38                    19727.72
IMATRL PRASUN   SHR__CHT 19971031 19971124 122435 R00000000000093
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on May 30, 1990, when the fund started. As the chart shows, by October 31, 1997, the value of the investment would have grown to $20,467 - a 104.67% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,728 - a 97.28% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
WORLDWIDE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Penny Dobkin, Portfolio Manager of
Fidelity Worldwide Fund
Q. HOW DID THE FUND PERFORM, PENNY?
A. Pretty well. The fund returned 17.95% for the 12-month period that ended October 31, 1997. For the same time period, the global funds average, as tracked by Lipper Analytical Services, was up 16.50%, while the Morgan Stanley Capital International World Index returned 16.77%.
Q. WHY DID THE FUND SLIGHTLY OUTPERFORM THE INDEX OVER THE PERIOD?
A. There were a number of reasons. In brief, the fund was underweighted compared to the index in some of the world's poorest-performing markets and overweighted versus the index in some of the world's strongest markets. Specifically, the fund was underweighted in the weak Japanese market and had very small holdings in Southeast Asia during a period of extreme market volatility there in October. On the other hand, the fund was overweighted compared to the index in the solidly performing European markets. In addition, it was overweighted in three emerging markets - Mexico, Russia and Turkey
- that were quite strong over the period.
Q. LET'S DISCUSS WHY YOU UNDERWEIGHTED JAPAN . . .
A. It was mainly because there continued to be no domestic economic pickup. I should note, however, that the fund's investments in Japanese exporters, such as Matsushita Communications and Minebea, continued to do well over the period. On the other hand, I decreased the fund's investment in Honda - a Japanese exporter that was the fund's largest holding six months ago - after domestic sales turned negative in the summer.
Q. AND SOUTHEAST ASIA, WHERE THE MARKET WAS SO VOLATILE THIS OCTOBER .
 . .
A. As of the end of September, the fund had less than 2% invested in Southeast Asia, which was all in Hong Kong. In fact, I started selling the fund's holdings in Hong Kong in July and August. Given the demise of Thailand and Malaysia earlier this year, I thought it was just a matter of time before investors decided to take profits out of Hong Kong, or before the region's economic turmoil would spread to Hong Kong.
Q. HOW DID YOU POSITION THE FUND'S HOLDINGS IN EUROPE?
A. The fund continued to be overweighted in Europe compared to the index, which paid off for shareholders. Europe continued to provide a positive investment environment - inflation was low, interest rates didn't move and economic activity continued to accelerate. In addition, there were still a lot of companies that were restructuring in order to improve profitability and shareholder value. Two of these companies that we discussed in some depth six months ago - consumer products company Unilever and Swiss bank Julius Baer - still looked good at the end of the period. Another of the fund's top 10 holdings that benefited from restructuring measures was French defense electronics company Alcatel Alsthom.
Q. WERE THERE ANY OTHER STORIES OF NOTE IN EUROPE?
A. Yes, there were. Some of the fund's investments in the paper and forest products sector paid off for the fund. Dutch company KNP - which comprises a paper products division and an office supplies division - benefited from an upturn in the paper and forest products sector and did quite well for most of the period. I should note that this sector was hurt somewhat by the tumble in the Asian stock markets because of concerns that paper demand in Southeast Asia would decrease and paper would be exported to the U.S. and Europe, thereby delaying the time when paper prices could rise again. In addition, the fund held some select European stocks that did extremely well. Netherlands-based consumer electronics company Philips Electronics was the fund's top holding and its most profitable one over the period. It performed well because after years of taking out costs, the company decided to focus on profitability, and its earnings took off.
Q. YOU MENTIONED THAT THE FUND ALSO DID WELL WITH ITS INVESTMENTS IN SOME EMERGING MARKETS, ESPECIALLY MEXICO, RUSSIA AND TURKEY . . .
A. Selected emerging markets turned in strong performances this year. Mexican banks began looking quite good when the economy started recovering earlier this year. The fund owned a number of the country's top-performing banks, including Bancomer and BANACCI, even before the Mexican economy's recovery because they were so inexpensive. As a result, when the economy stabilized and the banks' loan growth resumed, these companies turned in excellent performances. In Russia, the fund only held a couple of names - cellular operator Vimpel Comm and oil producer Tatneft. Those names benefited from an extremely strong Russian market that was up 139% in dollar terms over the past year. In terms of Turkey, the fund benefited from its investment in some initial public offerings (IPOs) that turned in strong performances, most notably conglomerate Haci Omer Sabanci and bank Yapi Ve Kredi Bankasi. Before investing in these companies, we met with their management teams and were very impressed. They spoke English fluently and used sophisticated business management techniques. These stocks were cheap, selling at five times earnings, and the companies were growing at 20% or 30% a year. Another Turkish company, media conglomerate Dogan Sirketler, was one of the fund's best-performing stocks over the period.
Q. WERE THERE INVESTMENT DECISIONS YOU REGRET MAKING OVER THE PERIOD?
A. One of the fund's top 10 holdings, Finnish metal company Outokumpu, didn't work out because the drop in the Asian markets caused metal prices to head south. If I had known the impact of Southeast Asia on commodities and commodity stocks, I certainly would not have held this stock. In hindsight, I also wish I hadn't owned Long Term Credit Bank in Japan. The financial sector, like the rest of the economy, turned in a very poor performance.
Q. PENNY, WHAT'S THE OUTLOOK FOR THE FUND?
A. Going forward, I think most investors will try to return to stocks that they consider safe and secure. However, I think this trend will not be long-lived. In fact, I expect investors to take on stocks with a somewhat higher risk level over the next few months, especially those in parts of the world they're comfortable with, such as Europe, or places that are showing growth, such as Latin America. I still think it will be a long time before most investors put money back into Southeast Asia. Looking ahead, my overall strategy will be to pretty much sit tight. However, I expect to look for potential investments in improving economies, such as South Africa, and in companies that don't have ties to Southeast Asia.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOHN HICKLING ON OCTOBER'S MARKET VOLATILITY IN
SOUTHEAST ASIA:
"While the fund had very little invested in Southeast Asian markets over the period, the volatility of those markets this October affected the fund in more general ways.
"The drop in Southeast Asia had a significantly negative impact on the U.S. stock market. It hit U.S. companies that had investments in Southeast Asia, where currencies fell hard against the dollar. In addition, the market fluctuations in Southeast Asia caused interest rates to shoot up across the region, hurting not only the U.S. but world markets as well. "The volatility also had a ripple effect in other emerging markets around the world. For example, Brazil was one of the worst-performing markets this October, but that really didn't have much to do with the fundamentals of Brazilian stocks. To illustrate, Brazilian utility Telebras, one of the country's strongest companies, was incredibly volatile and was hurt notably in October. Basically, investors were concerned that Latin America would be the next Asia.
"I should point out that the fund's investments in emerging markets, such as Brazil, paid off nicely for 11 1/2 out of the past 12 months. Over the period, I had about 8% of the fund invested in emerging markets, in convertible bonds and equities."

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks and bonds
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of October 31, 1997, more than
$1.0 billion
MANAGER: John Hickling, since 1996; manager,
Fidelity Overseas Fund, Fidelity Advisor
Overseas Fund and Fidelity VIP: Overseas,
1993-1996; Fidelity Advisor Annuity Overseas
Fund, 1995-1996; joined Fidelity in 1982
(checkmark)
WORLDWIDE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
CANADA 5.8%
ROW: 1, COL: 1, VALUE: 23.8
ROW: 1, COL: 2, VALUE: 7.2
ROW: 1, COL: 3, VALUE: 4.3
ROW: 1, COL: 4, VALUE: 3.6
ROW: 1, COL: 5, VALUE: 23.5
ROW: 1, COL: 6, VALUE: 7.6
ROW: 1, COL: 7, VALUE: 9.800000000000001
ROW: 1, COL: 8, VALUE: 8.800000000000001
ROW: 1, COL: 9, VALUE: 5.6
ROW: 1, COL: 10, VALUE: 5.8
FINLAND 5.6%
UNITED STATES 23.8%
FRANCE 8.8%
JAPAN 9.8%
UNITED
KINGDOM 7.2%
SWITZERLAND 4.3%
NETHERLANDS 7.6%
TURKEY 3.6%
OTHER 23.5%
AS OF APRIL 30, 1997
CANADA 6.0%
ROW: 1, COL: 1, VALUE: 34.0
ROW: 1, COL: 2, VALUE: 4.1
ROW: 1, COL: 3, VALUE: 4.2
ROW: 1, COL: 4, VALUE: 4.4
ROW: 1, COL: 5, VALUE: 19.5
ROW: 1, COL: 6, VALUE: 5.8
ROW: 1, COL: 7, VALUE: 10.0
ROW: 1, COL: 8, VALUE: 3.1
ROW: 1, COL: 9, VALUE: 8.9
ROW: 1, COL: 10, VALUE: 6.0
UNITED STATES 34.0%
FRANCE 8.9%
HONG KONG 3.1%
JAPAN 10.0%
NETHERLANDS 5.8%
UNITED
KINGDOM 4.1%
SWITZERLAND 4.2%
SPAIN 4.4%
OTHER 19.5%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   94.5          85.3

SHORT-TERM INVESTMENTS   5.5           14.7

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

PHILIPS ELECTRONICS NV (BEARER)          1.7           1.2
(NETHERLANDS, CONSUMER ELECTRONICS)

KONINKLIJKE KNP BT NV                    1.6           1.0
(NETHERLANDS, PAPER & FOREST PRODUCTS)

CIBA SPECIALTY CHEMICALS AG              1.4           0.0
(SWITZERLAND, CHEMICALS & PLASTICS)

HACI OMER SABANCI HOLDING AS             1.4           0.0
(TURKEY, HOLDING COMPANIES)

BCE, INC.                                1.4           1.3
(CANADA, TELEPHONE SERVICES)

SULZER AG (REG.)                         1.3           1.3
(SWITZERLAND, INDUSTRIAL MACHINERY &
 EQUIPMENT)

YAPI VE KREDI BANKASI AS                 1.3           0.0
(TURKEY, BANKS)

ALCATEL ALSTHOM COMPAGNIE GENERALE       1.3           1.0
 D'ELECTRICITE SA SPONSORED ADR
(FRANCE, ELECTRICAL EQUIPMENT)

UNILEVER PLC ORD.                        1.3           1.2
(UNITED KINGDOM, HOUSEHOLD PRODUCTS)

OUTOKUMPU OY CLASS A                     1.2           0.0
(FINLAND, METALS & MINING)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

BASIC INDUSTRIES                   18.6          12.9

FINANCE                            14.6          13.6

INDUSTRIAL MACHINERY & EQUIPMENT   8.3           7.4

DURABLES                           7.7           7.3

NONDURABLES                        6.9           5.4

UTILITIES                          6.5           4.9

RETAIL & WHOLESALE                 6.2           7.9

CONSTRUCTION & REAL ESTATE         6.0           8.0

MEDIA & LEISURE                    5.5           3.3

TECHNOLOGY                         5.4           5.9

WORLDWIDE
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 91.3%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.1%
Bansud SA Class B (a)  110,300 $ 982,225
AUSTRALIA - 1.0%
Boral Ltd. Ord.   1,150,000  3,015,216
CSR Ltd.   763,735  2,645,493
Capral Aluminum Ltd.   727,000  1,732,855
Comalco Ltd.   930,000  3,794,503
  11,188,067
AUSTRIA - 1.1%
OMV AG  33,621  4,780,237
Voest-Alpine Stahl AG  172,000  7,442,819
  12,223,056
BERMUDA - 0.4%
Terra Nova (Bermuda) Holdings Ltd.   174,300  4,510,013
BRAZIL - 2.4%
Compania Energertica Minas Gerais  226,500,000  9,038,641
Rossi Residencial SA (a)  4,800,000  9,142,028
Telebras sponsored ADR  51,500  5,227,250
Telesp PN (Pfd. Reg.)  16,000,000  4,179,213
Telesp PN rights 11/12/97 (a)  535,002  485
  27,587,617
CANADA - 5.8%
Alcan Aluminium Ltd.   65,000  1,846,001
BCE, Inc.   568,000  15,828,748
Canwest Global Communications Corp.
 (non-vtg.)  427,800  8,170,556
Dofasco Inc.   268,000  4,833,114
Domtar, Inc.   565,100  4,393,372
Edperbrascan Corp. Ltd., Class A (vtg.)  324,900  5,732,376
Falconbridge Ltd.   590,000  8,901,629
Falconbridge Ltd. (c)  30,000  452,625
Imasco Ltd.   300,000  9,542,405
National Bank of Canada  464,300  6,609,546
  66,310,372
CROATIA - 0.1%
Pliva D.D. GDR (c)  50,000  762,500
DENMARK - 0.2%
East Asiatic Co. Ltd. (a)  175,000  2,026,049
FINLAND - 5.6%
Cultor OY Ord., Series 2  165,000  8,825,063
Enso OY Class R  850,000  8,042,093
Huhtamaki Ord.   190,000  7,814,250
KCI (Konecranes International) (c)  120,550  4,538,955
Merita Ltd. Class A  1,100,000  5,373,624
Metsa-Serla Ltd. Class B  750,000  6,661,518
Outokumpu OY Class A  919,400  13,758,158
UPM-Kymmene Corp.   375,000  8,435,509
  63,449,170
FRANCE - 8.8%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR (a)  588,900  14,317,631
Carbonne-Lorraine (LE)  23,200  6,144,419
Credit Commercial de France Ord.   118,400  6,697,846
Eramet SA  128,374  5,111,005
France Telecom SA  9,800  370,323
Galeries Lafayette SA  15,700  7,337,782
Lagardere S.C.A.   350,000  10,051,152
Metaleurop SA (a)  522,665  5,482,737

 SHARES VALUE (NOTE 1)
Pechiney SA Class A  189,959 $ 7,799,665
Rhone Poulenc SA Class A  265,000  11,536,797
Societe Fonciere Lyonnaise SA  66,000  7,997,300
 (SGE) Societe Generale
 d'Entreprises SA  287,620  7,358,595
Societe Generale Class A  30,000  4,102,511
Suez Lyonnaise des Eaux  52,000  5,391,772
  99,699,535
GERMANY - 0.4%
BERU AG (d)  240,000  5,078,261
GREECE - 0.9%
Hellenic Telecommunications
 Organizations SA  493,000  10,280,996
HONG KONG - 1.0%
Amoy Properties Ltd.   4,206,000  3,618,357
China Telecom (Hong Kong) Ltd. (a)  1,974,000  3,153,803
Jardine Strategic Holdings Ltd. Ord.   518,350  1,658,720
Sime Darby Hongkong Ltd.   4,900,000  3,486,417
  11,917,297
IRELAND - 1.2%
Independent Newspapers PLC  1,368,800  7,444,732
Smurfit (Jefferson) Group PLC  1,920,100  5,623,253
  13,067,985
ITALY - 1.4%
Banca Popolare de Bresica  273,300  2,055,411
Credito Italiano Ord.   3,003,100  8,038,109
Telecom Italia Spa  1,013,110  6,336,461
  16,429,981
JAPAN - 9.8%
Asahi Breweries Ltd.   424,000  6,268,439
Daiwa Securities Co. Ltd.   625,000  3,779,070
Fujitsu Ltd.   309,000  3,387,708
Fuji Machine Manufacturing
 Co. Ltd. Ord.   223,000  6,464,037
Hanshin Department Store Ltd.   666,000  2,710,465
Honda Motor Co. Ltd.   194,000  6,525,748
Long Term Credit Bank of Japan Ltd. (The)  2,608,000  8,816,080
Matsushita Electric Industrial Co. Ltd.   428,000  7,180,731
Matsushita Communication Industrial
 Co. Ltd.   325,000  11,472,176
Matsuya Co. Ltd.   99,000  341,238
Minebea Co. Ltd.   865,000  8,621,263
Minolta Camera Co. Ltd.   859,000  4,459,095
Nikko Securities Co. Ltd.   740,000  2,673,588
Nintendo Co. Ltd. Ord.   45,300  3,912,957
Nomura Securities Co. Ltd.   581,000  6,755,814
Omron Corp.   185,000  3,134,552
Sumitomo Realty & Development Co. Ltd.   480,000  3,504,319
THK Co. Ltd.   831,100  11,113,547
Yamaha Motor Co. Ltd.   971,000  7,822,841
Yamaichi Securities Co. Ltd.   1,589,000  3,009,070
  111,952,738
MEXICO - 3.1%
Acer Computec Latino America
 sponsored ADR (a)(c)  403,000  6,246,500
BANACCI SA de CV Class B (a)  2,890,000  5,724,821
Corporacion Geo SA de CV (a)  831,649  4,485,744
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEXICO - CONTINUED
Grupo Financiero Bancomer SA de CV
 sponsored ADR, Series C (a)(c)  1,429,000 $ 13,218,250
Grupo Financiero Bancomer Class B (a)  500,000  235,680
Grupo Financiero Inbursa SA Class B  1,680,000  5,914,081
  35,825,076
NETHERLANDS - 6.9%
AKZO Nobel NV  69,400  12,206,550
Koninklijke KNP BT NV  825,000  18,748,072
New Holland NV  420,000  11,943,750
Philips Electronics NV  60,000  4,702,500
Philips Electronics NV (Bearer) 242,500 18,951,157 Samas-Groep NV 193,613 8,809,640
Volker Wessels Stevin NV  120,000  3,640,103
  79,001,772
NORWAY - 0.6%
Elkem ASA  451,200  6,846,884
RUSSIA - 1.0%
Tatneft AO sponsored ADR (c)  21,500  3,031,500
Vimpel Communications sponsored ADR  266,600  8,731,150
  11,762,650
SOUTH AFRICA - 2.2%
Amalgamated Banks of South Africa Ltd.   1,900,000  11,246,106
NBS Boland Group Ltd.   350,300  698,417
Orion Selections Ltd.   1,130,000  2,229,491
Orion Selections Holdings Ltd.   1,500,000  3,738,318
Sasol Ltd.   616,400  7,424,964
  25,337,296
SPAIN - 1.9%
Banco De Valencia SA (Reg.)  182,400  3,659,008
Catalana Occidente SA  88,500  4,479,322
Cristaleria Espanola SA  100,400  7,505,384
FOCSA (Fomento Construcciones y
 Contratas SA)  164,588  6,038,994
  21,682,708
SWEDEN - 2.3%
Castellum AB (a)  961,400  8,952,178
Hemkopskedjan AB Series B (a)  509,000  5,247,423
Karlshamns AB (a)  193,000  2,618,690
Rottneros Bruk AB Free shares  1,850,000  1,673,429
Svenska Cellulosa AB (SCA)
 Class B Ord.   140,000  3,128,700
Volvo AB Class B  170,000  4,432,325
  26,052,745
SWITZERLAND - 4.3%
Ciba Specialty Chemicals AG (a)  165,000  16,222,739
Julius Baer Holding AG  6,200  9,265,642
Schindler Holding AG (Reg.)  2,800  3,403,647
SIG AG (Reg.)  3,800  5,053,986
Sulzer AG (Reg.)  20,800  15,230,032
  49,176,046
TURKEY - 3.6%
Dogan Sirketler Grubu Holdings AS 207,000,000 8,200,740 Eregli Demir Celik 14,000,000 2,279,340
Haci Omer Sabanci Holding AS (d)  277,425,000  16,109,765
Yapi Ve Kredi Bankasi AS  472,681,000  14,365,343
  40,955,188

 SHARES VALUE (NOTE 1)
UNITED KINGDOM - 7.2%
Amec PLC Ord.   2,680,500 $ 6,325,002
Billiton PLC  1,000,000  2,890,973
Doncasters PLC sponsored ADR  241,800  6,513,488
English China Clay PLC  1,700,000  7,396,870
Grand Metropolitan PLC  960,000  8,643,293
HSBC Holdings PLC Ord.   170,000  4,224,751
House of Fraser PLC Class L  1,800,000  6,476,445
Ionica PLC (a)  1,604,000  8,321,311
Somerfield PLC  1,970,000  6,329,846
Smith Holdings PLC  2,900,000  11,065,182
Unilever PLC Ord.   1,920,000  14,266,253
  82,453,414
UNITED STATES OF AMERICA - 18.0%
AccuStaff, Inc. (a)   260,000  7,426,250
Alaska Air Group, Inc. (a)  150,000  5,006,250
Alumax, Inc. (a)  182,300  5,924,750
Aluminum Co. of America  30,000  2,190,000
America West Holding Corp. Class B (a)  503,100  7,452,169
Boise Cascade Corp.   90,000  3,116,250
Boise Cascade Office Products Corp. (a)   125,000  2,375,000
Callaway Golf Co.   150,000  4,837,500
CapMAC Holdings, Inc.   150,000  4,500,000
Chesapeake Corp.   135,000  4,277,813
Circus Circus Enterprises, Inc. (a)  155,000  3,448,750
Cummins Engine Co., Inc.   38,500  2,346,094
Data General Corp. (a)  225,300  4,337,025
Dayton Hudson Corp.   122,700  7,707,094
Dillards, Inc. Class A  125,000  4,796,875
Donnkenny, Inc. (a)  59,000  213,875
Federated Department Stores, Inc. (a)  140,000  6,160,000
Furniture Brands International, Inc. (a)  350,000  5,862,500
Gibson Greetings, Inc. (a)  248,900  6,129,163
HFS, Inc. (a)  100,000  7,050,000
ITT Corp. (a)  120,000  8,962,500
Integrated Device Technology, Inc. (a) 300,000 3,468,750 International Business Machines Corp. 46,400 4,550,100
Louisiana-Pacific Corp.   200,000  4,200,000
MGM Grand, Inc. (a)  75,800  3,325,725
Maxim Group, Inc. (a)  255,000  3,601,875
Meyer (Fred), Inc. (a)  260,000  7,426,250
Micron Technology, Inc. (a)  70,000  1,876,875
Mirage Resorts, Inc. (a)  250,000  6,250,000
Modine Manufacturing Co.   139,200  4,741,500
Philip Morris Companies, Inc.   339,000  13,432,875
Premark International, Inc.   100,000  2,706,250
Providian Financial Corp.   150,000  5,550,000
RJR Nabisco Holdings Corp.   143,840  4,557,930
Ryder Systems, Inc.   150,000  5,250,000
Sears, Roebuck & Co.   65,500  2,742,813
Shopko Stores, Inc. (a)  230,000  5,764,375
Texas Instruments, Inc.   50,000  5,334,375
Thomas & Betts Corp.   82,628  4,110,743
Toys "R" Us, Inc. (a)  238,600  8,127,313
U.S. Office Products Co. (a)  110,500  3,453,125
  204,590,732
TOTAL COMMON STOCKS
 (Cost $939,387,691)   1,041,150,373
PREFERRED STOCKS - 3.2%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 1.0%
NETHERLANDS - 0.7%
Ballast Nedam NV CVA  100,000 $ 5,089,974
Samas-Groep NV  59,306  2,881,448
  7,971,422
UNITED STATES OF AMERICA - 0.3%
Unisys Corp. $3.75, Series A   84,200  3,725,850
TOTAL CONVERTIBLE PREFERRED STOCKS   11,697,272
NONCONVERTIBLE PREFERRED STOCKS - 2.2%
AUSTRALIA - 0.3%
Sydney Harbour Casino Holdings Ltd. (a)  3,435,500  3,492,263
ITALY - 1.9%
Telecom Italia Spa  3,023,250  12,173,774
Telecom Italia Mobile Spa de Risp  4,400,000  8,991,310
  21,165,084
TOTAL NONCONVERTIBLE PREFERRED STOCKS   24,657,347
TOTAL PREFERRED STOCKS
 (Cost $33,299,922)   36,354,619
CASH EQUIVALENTS - 5.5%
Taxable Central Cash Fund (b)
 (Cost $62,422,966)  62,422,966  62,422,966
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,035,110,579)  $ 1,139,927,958
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $28,250,330 or 2.4% of net assets.
(d) Affiliated company (see Note 7 of Notes to Financial Statements). OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $944,789,458 and $830,897,132, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $214,053 for the period (see Note 4 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
BERU AG $ - $ - $ - $ 5,078,261
Haci Omer Sabanci Holding AS  -  2,728  -  16,109,765
TOTALS $ - $ 2,728 $ - $ 21,188,026
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $1,035,575,504. Net unrealized appreciation aggregated $104,352,454, of which $180,212,653 related to appreciated investment securities and $75,860,199 related to depreciated investment securities.
The fund hereby designates approximately $60,674,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.6%
Basic Industries    18.6
Cash Equivalents   5.5
Construction & Real Estate    6.0
Durables    7.7
Energy    0.7
Finance    14.6
Health    1.1
Holding Companies   3.3
Industrial Machinery & Equipment    8.3
Media & Leisure   5.5
Nondurables   6.9
Retail & Wholesale   6.2
Services    1.6
Technology    5.4
Transportation   1.5
Utilities    6.5
     100.0%
WORLDWIDE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,035,110,579) - SEE ACCOMPANYING SCHEDULE                  $ 1,139,927,958

RECEIVABLE FOR INVESTMENTS SOLD                                                                        10,054,504

RECEIVABLE FOR FUND SHARES SOLD                                                                        23,051,855

DIVIDENDS RECEIVABLE                                                                                   2,348,179

INTEREST RECEIVABLE                                                                                    505,943

OTHER RECEIVABLES                                                                                      67,006

 TOTAL ASSETS                                                                                          1,175,955,445

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                       $ 8,149,662

PAYABLE FOR FUND SHARES REDEEMED                                                         5,338,101

ACCRUED MANAGEMENT FEE                                                                   770,392

OTHER PAYABLES AND                                                                       505,909
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                     14,764,064

NET ASSETS                                                                                            $ 1,161,191,381

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                       $ 913,417,419

UNDISTRIBUTED NET INVESTMENT INCOME                                                                    12,155,595

ACCUMULATED UNDISTRIBUTED                                                                              130,811,176
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                              104,807,191
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 67,254,704                                                                            $ 1,161,191,381
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                        $17.27
AND REDEMPTION PRICE PER SHARE ($1,161,191,381 (DIVIDED BY) 67,254,704 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                 $ 18,859,376
DIVIDENDS

SPECIAL DIVIDEND FROM GENCOR LTD.                                                  3,692,000

INTEREST                                                                           4,847,972

                                                                                   27,399,348

LESS FOREIGN TAXES WITHHELD                                                        (1,824,472)

 TOTAL INCOME                                                                      25,574,876

EXPENSES

MANAGEMENT FEE                                                     $ 7,971,278

TRANSFER AGENT FEES                                                 3,070,459

ACCOUNTING FEES AND EXPENSES                                        590,839

NON-INTERESTED TRUSTEES' COMPENSATION                               8,364

CUSTODIAN FEES AND EXPENSES                                         548,549

REGISTRATION FEES                                                   130,339

AUDIT                                                               63,017

LEGAL                                                               10,213

REPORTS TO SHAREHOLDERS                                             158,292

MISCELLANEOUS                                                       76,917

 TOTAL EXPENSES BEFORE REDUCTIONS                                   12,628,267

 EXPENSE REDUCTIONS                                                 (256,793)      12,371,474

NET INVESTMENT INCOME                                                              13,203,402

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                   131,991,661
 REALIZED GAIN OF $2,827 ON SALES
 OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                      (169,364)      131,822,297

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              21,783,066

 ASSETS AND LIABILITIES IN                                          (4,942)        21,778,124
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    153,600,421

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 166,803,823

OTHER INFORMATION                                                                 $ 189,906
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                                 5,763

 TRANSFER AGENT CREDITS                                                            61,124

                                                                                  $ 256,793


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                         $ 13,203,402       $ 13,034,296
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                               131,822,297        28,773,100

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                               21,778,124         64,176,063

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     166,803,823        105,983,459

DISTRIBUTIONS TO SHAREHOLDERS                                                          (9,779,572)        (7,253,442)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                              (21,857,664)       -

 TOTAL DISTRIBUTIONS                                                              (31,637,236)       (7,253,442)

SHARE TRANSACTIONS                                                                      1,506,418,739      826,965,537
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                       31,099,635         7,084,969

 COST OF SHARES REDEEMED                                                           (1,388,711,635)    (714,607,691)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS           148,806,739        119,442,815

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                            283,973,326        218,172,832

NET ASSETS

 BEGINNING OF PERIOD                                                                    877,218,055        659,045,223

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $12,155,595 AND
$10,438,333, RESPECTIVELY)                                                          $ 1,161,191,381    $ 877,218,055

OTHER INFORMATION
SHARES

 SOLD                                                                                  90,093,952         57,492,786

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                               2,080,227          532,304

 REDEEMED                                                                              (82,695,485)       (49,735,743)

 NET INCREASE (DECREASE)                                                                9,478,694          8,289,347



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                      1996   1995   1994 E   1993




NET ASSET VALUE, BEGINNING OF PERIOD                          $ 15.18       $ 13.32     $ 13.96     $ 12.76     $ 9.63

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                        .21 D,        .22         .17         .08         .11
                                                              H

 NET REALIZED AND UNREALIZED GAIN (LOSS)                      2.43          1.79        (.08)       1.37        3.28

 TOTAL FROM INVESTMENT OPERATIONS                             2.64          2.01        .09         1.45        3.39



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                   (.17)         (.15)       (.16)       (.10)       (.24)

 FROM NET REALIZED GAIN                                       (.38)         -           (.57)       (.15)       (.02) B

 TOTAL DISTRIBUTIONS                                          (.55)         (.15)       (.73)       (.25)       (.26)

NET ASSET VALUE, END OF PERIOD                                $ 17.27       $ 15.18     $ 13.32     $ 13.96     $ 12.76

TOTAL RETURN A                                                17.95%        15.25%      .95%        11.55%      36.10%
                                                                                                                C

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 1,161,191   $ 877,218   $ 659,045   $ 748,738   $ 287,278

RATIO OF EXPENSES TO AVERAGE NET ASSETS                       1.18%         1.19%       1.17%       1.32%       1.40%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                                    1.16%         1.18%       1.16%       1.32%       1.40%

                                                              F             F           F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          1.24%         1.71%       2.05%       1.40%       1.99%

PORTFOLIO TURNOVER RATE                                       85%           49%         70%         69%         57%

AVERAGE COMMISSION RATE G                                     $ .0054       $ .0003

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS). B INCLUDES AMOUNTS DISTRIBUTED FROM NET
REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS
TAXABLE AS ORDINARY INCOME. C TOTAL RETURNS DO NOT INCLUDE THE ONE
TIME SALES CHARGE. D NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES
TO FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON
OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER. H INVESTMENT INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND FROM GENCOR LTD. WHICH AMOUNTED TO $.06 PER SHARE.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED OCTOBER 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If events which are expected to materially affect the value of securities occur after the close of a principal market in which those securities are traded, then those securities are valued at their fair value, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees ("fair value"). Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the funds are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Diversified International, International Value and Overseas is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, each fund's management fees was equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
International Value  .85%
Overseas  .84%
Diversified International  .83%
International Growth & Income, Worldwide .75%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into
sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment
Japan Ltd. (International Value Fund only). In addition, FIIA entered into sub-advisory agreement with its subsidiary, Fidelity
International Investment Advisors (U.K.) Limited
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE - CONTINUED
FIIA (U.K.)L. Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each fund's transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:
Overseas, Worldwide  .29%
International Growth & Income  .28%
Diversified International  .27%
International Value  .24%
ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments
5. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity International Growth & Income Fund,
 Fidelity Diversified International Fund,
 Fidelity International Value Fund,
 Fidelity Overseas Fund,
 and Fidelity Worldwide Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Investment Trust: Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, including the schedules of portfolio investments, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
/s/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 16, 1997
DISTRIBUTIONS


The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
International Growth &
 Income 12/8/97 12/5/97 $.37 $.88
Diversified International 12/8/97 12/5/97 .19 .41
International Value 12/15/97 12/12/97 .06 .28
Overseas 12/8/97 12/5/97 .34 1.34
Worldwide 12/15/97 12/12/97 .11 1.16
A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:
International Growth & Income 9.15%
International Value  1.64%
Overseas   .87%
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:
International Growth & Income 1%
Diversified International  11%
International Value  2%
Worldwide   11%
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
 PAY DATE INCOME TAXES
International Growth &
 Income 12/9/96 $.311 $.021
Diversified International 12/9/96 $.152 $.019
International Value 12/16/96 $.102 $.013
Overseas 12/9/96 $.484 $.059
Worldwide 12/16/96 $.180 $.025
The funds will notify shareholders in January 1998 of amounts for use in preparing 1997 income tax returns.
PROXY VOTING RESULTS


A special meeting of the funds' shareholders was held on September 17, 1997. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
RALPH F. COX
AFFIRMATIVE     307,469,095.652    87.117

WITHHELD        45,467,029.324     12.883

TOTAL           352,936,124.976    100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE     307,387,377.836    87.094

WITHHELD        45,548,747.140     12.906

TOTAL           352,936,124.976    100.000

ROBERT M. GATES
AFFIRMATIVE     307,219,404.498    87.047

WITHHELD        45,716,720.478     12.953

TOTAL           352,936,124.976    100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE     307,304,255.082    87.071

WITHHELD        45,631,869.894     12.929

TOTAL           352,936,124.976    100.000

E. BRADLEY JONES
AFFIRMATIVE     307,163,389.202    87.031

WITHHELD        45,772,735.774     12.969

TOTAL           352,936,124.976    100.000

DONALD J. KIRK
AFFIRMATIVE     307,589,965.173    87.152

WITHHELD        45,346,159.803     12.848

TOTAL           352,936,124.976    100.000

 # OF % OF
 SHARES VOTED SHARES VOTED
PETER S. LYNCH
AFFIRMATIVE     307,609,611.247    87.157

WITHHELD        45,326,513.729     12.843

TOTAL           352,936,124.976    100.000

WILLIAM O. MCCOY
AFFIRMATIVE     307,616,784.105    87.159

WITHHELD        45,319,340.871     12.841

TOTAL           352,936,124.976    100.000

GERALD C. MCDONOUGH
AFFIRMATIVE     307,384,278.082    87.093

WITHHELD        45,551,846.894     12.907

TOTAL           352,936,124.976    100.000

MARVIN L. MANN
AFFIRMATIVE     307,596,505.166    87.154

WITHHELD        45,339,619.810     12.846

TOTAL           352,936,124.976    100.000

ROBERT C. POZEN
AFFIRMATIVE     307,465,181.656    87.116

WITHHELD        45,470,943.320     12.884

TOTAL           352,936,124.976    100.000

THOMAS R. WILLIAMS
AFFIRMATIVE     307,326,062.668    87.077

WITHHELD        45,610,062.308     12.923

TOTAL           352,936,124.976    100.000

PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. and Price
Waterhouse L.L.P. as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     297,481,581.663    84.288

AGAINST         4,739,203.560      1.342

ABSTAIN         50,715,339.753     14.370

TOTAL           352,936,124.976    100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          274,619,710.990    79.850

AGAINST              15,944,801.447     4.637

ABSTAIN              53,353,237.539     15.513

TOTAL                343,917,749.976    100.000

BROKER NON-VOTES     9,018,375.000

INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          22,214,551.222    82.552

AGAINST              1,060,107.248     3.939

ABSTAIN              3,635,193.330     13.509

TOTAL                26,909,851.800    100.000

BROKER NON-VOTES     332,095.000

DIVERSIFIED INTERNATIONAL
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          32,778,593.581    80.163

AGAINST              1,685,054.757     4.121

ABSTAIN              6,426,131.445     15.716

TOTAL                40,889,779.783    100.000

BROKER NON-VOTES     896,797.000

INTERNATIONAL VALUE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,312,453.267    92.686

AGAINST              482,581.886       3.632

ABSTAIN              489,071.856       3.682

TOTAL                13,284,107.009    100.000

BROKER NON-VOTES     22,149.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          40,435,397.481    74.208

AGAINST              3,264,172.190     5.990

ABSTAIN              10,789,868.614    19.802

TOTAL                54,489,438.285    100.000

BROKER NON-VOTES     558,880.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          25,242,154.211    75.752

AGAINST              1,392,235.403     4.178

ABSTAIN              6,687,722.312     20.070

TOTAL                33,322,111.926    100.000

BROKER NON-VOTES     1,040,081.000

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          273,821,090.658    79.618

AGAINST              14,687,878.962     4.271

ABSTAIN              55,408,780.356     16.111

TOTAL                343,917,749.976    100.000

BROKER NON-VOTES     9,018,375.000

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          253,910,627.527    73.810

AGAINST              33,659,944.597     9.785

ABSTAIN              56,433,204.852     16.405

TOTAL                344,003,776.976    100.000

BROKER NON-VOTES     8,932,348.000

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          20,752,380.457    77.118

AGAINST              2,318,514.058     8.616

ABSTAIN              3,838,957.285     14.266

TOTAL                26,909,851.800    100.000

BROKER NON-VOTES     332,095.000

DIVERSIFIED INTERNATIONAL
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          29,799,517.825    72.878

AGAINST              4,196,649.474     10.263

ABSTAIN              6,893,612.484     16.859

TOTAL                40,889,779.783    100.000

BROKER NON-VOTES     896,797.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          38,988,856.503    71.553

AGAINST              4,447,794.766     8.163

ABSTAIN              11,052,787.016    20.284

TOTAL                54,489,438.285    100.000

BROKER NON-VOTES     558,880.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          23,477,579.914    70.456

AGAINST              2,933,011.188     8.802

ABSTAIN              6,911,520.824     20.742

TOTAL                33,322,111.926    100.000

BROKER NON-VOTES     1,040,081.000

PROPOSAL 7
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     22,329,275.609    81.967

AGAINST         989,737.718       3.633

ABSTAIN         3,922,933.473     14.400

TOTAL           27,241,946.800    100.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     26,013,556.656    75.704

AGAINST         1,217,311.390     3.543

ABSTAIN         7,131,324.880     20.753

TOTAL           34,362,192.926    100.000

PROPOSAL 8
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase and would modify the performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.
DIVERSIFIED INTERNATIONAL
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     32,637,591.763    78.105

AGAINST         1,798,094.297     4.303

ABSTAIN         7,350,890.723     17.592

TOTAL           41,786,576.783    100.000

INTERNATIONAL VALUE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          11,823,937.550    89.008

AGAINST              625,919.789       4.712

ABSTAIN              834,249.670       6.280

TOTAL                13,284,107.009    100.000

BROKER NON-VOTES     22,149.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     42,114,269.641    76.504

AGAINST         1,759,599.863     3.197

ABSTAIN         11,174,448.781    20.299

TOTAL           55,048,318.285    100.000

PROPOSAL 9
To approve a new sub-advisory agreement with Fidelity Investments
Japan Limited to provide investment advice and research services or investment management services.
INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     22,189,525.132    81.454

AGAINST         1,000,981.624     3.674

ABSTAIN         4,051,440.044     14.872

TOTAL           27,241,946.800    100.000

DIVERSIFIED INTERNATIONAL
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     32,510,515.134    77.801

AGAINST         1,715,238.314     4.105

ABSTAIN         7,560,823.335     18.094

TOTAL           41,786,576.783    100.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     41,827,124.704    75.983

AGAINST         1,883,782.702     3.422

ABSTAIN         11,337,410.879    20.595

TOTAL           55,048,318.285    100.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     25,779,903.671    75.024

AGAINST         1,307,465.238     3.805

ABSTAIN         7,274,824.017     21.171

TOTAL           34,362,192.926    100.000

PROPOSAL 10
To approve a Distribution and Service Plan for the fund which describes all material aspects of the proposed financing for the distribution of fund shares.
INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     21,642,220.345    79.444

AGAINST         1,515,387.857     5.563

ABSTAIN         4,084,338.598     14.993

TOTAL           27,241,946.800    100.000

DIVERSIFIED INTERNATIONAL
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     31,263,388.207    74.817

AGAINST         2,954,275.148     7.070

ABSTAIN         7,568,913.428     18.113

TOTAL           41,786,576.783    100.000

INTERNATIONAL VALUE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          11,088,342.627    83.471

AGAINST              1,359,099.409     10.231

ABSTAIN              836,664.973       6.298

TOTAL                13,284,107.009    100.000

BROKER NON-VOTES     22,149.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     39,989,270.170    72.644

AGAINST         2,988,162.675     5.428

ABSTAIN         12,070,885.440    21.928

TOTAL           55,048,318.285    100.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     25,098,405.283    73.041

AGAINST         1,986,624.441     5.781

ABSTAIN         7,277,163.202     21.178

TOTAL           34,362,192.926    100.000

PROPOSAL 11
To replace the fund's fundamental investment policy regarding investment in debt securities with a non-fundamental policy.
INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          21,053,487.966    78.237

AGAINST              1,821,480.550     6.769

ABSTAIN              4,034,883.284     14.994

TOTAL                26,909,851.800    100.000

BROKER NON-VOTES     332,095.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          38,595,298.256    70.831

AGAINST              4,451,818.628     8.170

ABSTAIN              11,442,320.401    20.999

TOTAL                54,489,437.285    100.000

BROKER NON-VOTES     558,881.000

PROPOSAL 12
Diversification: To amend the diversification limitation to exclude "securities of other investment companies" from issuer diversification limits.
INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          21,393,764.553    79.502

AGAINST              1,605,436.134     5.966

ABSTAIN              3,910,651.113     14.532

TOTAL                26,909,851.800    100.000

BROKER NON-VOTES     332,095.000

DIVERSIFIED INTERNATIONAL
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          30,650,296.365    74.958

AGAINST              3,086,900.195     7.550

ABSTAIN              7,152,583.223     17.492

TOTAL                40,889,779.783    100.000

BROKER NON-VOTES     896,797.000

INTERNATIONAL VALUE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          11,665,562.494    87.816

AGAINST              865,306.843       6.514

ABSTAIN              753,237.672       5.670

TOTAL                13,284,107.009    100.000

BROKER NON-VOTES     22,149.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          40,008,012.235    73.423

AGAINST              3,289,709.690     6.038

ABSTAIN              11,191,716.360    20.539

TOTAL                54,489,438.285    100.000

BROKER NON-VOTES     558,880.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          24,301,327.558    72.929

AGAINST              1,900,638.920     5.703

ABSTAIN              7,120,145.448     21.368

TOTAL                33,322,111.926    100.000

BROKER NON-VOTES     1,040,081.000

PROPOSAL 13
Real Estate: To make explicit the ability of the fund to purchase any security or instrument backed by real estate or real estate interests and any security of companies engaged in the real estate business. Also to eliminate the restriction that securities backed by real estate must be marketable.
INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          21,276,261.693    79.065

AGAINST              1,753,539.340     6.516

ABSTAIN              3,880,050.767     14.419

TOTAL                26,909,851.800    100.000

BROKER NON-VOTES     332,095.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          39,290,864.936    72.107

AGAINST              3,975,678.694     7.297

ABSTAIN              11,222,893.655    20.596

TOTAL                54,489,437.285    100.000

BROKER NON-VOTES     558,881.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          24,101,922.622    72.330

AGAINST              2,136,983.924     6.413

ABSTAIN              7,083,205.380     21.257

TOTAL                33,322,111.926    100.000

BROKER NON-VOTES     1,040,081.000

PROPOSAL 14
Borrowing: To amend the borrowing limitation to require a reduction in borrowing if borrowings exceed the 33 1/3% limit for any reason rather than solely because of a decline in net assets.
INTERNATIONAL GROWTH & INCOME
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          20,917,217.384    77.731

AGAINST              1,967,029.763     7.309

ABSTAIN              4,025,604.653     14.960

TOTAL                26,909,851.800    100.000

BROKER NON-VOTES     332,095.000

OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          39,475,079.298    72.445

AGAINST              3,682,502.458     6.759

ABSTAIN              11,331,855.529    20.796

TOTAL                54,489,437.285    100.000

BROKER NON-VOTES     558,881.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          23,786,528.359    71.384

AGAINST              2,359,019.344     7.079

ABSTAIN              7,176,564.223     21.537

TOTAL                33,322,111.926    100.000

BROKER NON-VOTES     1,040,081.000

PROPOSAL 15
To replace Overseas' fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental investment policy.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          39,469,545.337    72.435

AGAINST              3,436,053.138     6.306

ABSTAIN              11,583,838.810    21.259

TOTAL                54,489,437.285    100.000

BROKER NON-VOTES     558,881.000

PROPOSAL 16
Underwriting: To clarify Overseas' fundamental investment policy with respect to the underwriting of securities.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          39,807,248.162    73.055

AGAINST              3,217,568.911     5.905

ABSTAIN              11,464,620.212    21.040

TOTAL                54,489,437.285    100.000

BROKER NON-VOTES     558,881.000

PROPOSAL 17
Concentration: To standardize the language of the limitation on industry concentration and modify it to refer to "companies with principal business activities in the same industry" rather than
"issuers in the same industry."
OVERSEAS
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          39,709,625.376    72.876

AGAINST              3,508,814.129     6.439

ABSTAIN              11,270,997.780    20.685

TOTAL                54,489,437.285    100.000

BROKER NON-VOTES     558,881.000

WORLDWIDE
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          24,194,960.638    72.609

AGAINST              2,061,199.031     6.186

ABSTAIN              7,065,952.257     21.205

TOTAL                33,322,111.926    100.000

BROKER NON-VOTES     1,040,081.000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Robert Lawrence, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND Richard Spillane Jr., VICE PRESIDENT, INTERNATIONAL GROWTH &
 INCOME FUND, INTERNATIONAL VALUE FUND, OVERSEAS FUND,
 WORLDWIDE FUND
Penelope A. Dobkin, VICE PRESIDENT, WORLDWIDE FUND
Gregory Fraser, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND Richard Mace Jr., VICE PRESIDENT, INTERNATIONAL VALUE FUND,
 OVERSEAS FUND
John R. Hickling, VICE PRESIDENT, INTERNATIONAL GROWTH &
 INCOME FUND
Arthur S. Loring, SECRETARY
Richard A. Silver, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Pacific Basin Fund
Southeast Asia Fund
Overseas Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
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(registered trademark)
P.O. Box 193
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(2_FIDELITY_LOGOS)FIDELITY'S
TARGETED INTERNATIONAL EQUITY
FUNDS
FIDELITY CANADA FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY FRANCE FUND
FIDELITY GERMANY FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALL COMPANIES FUND
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY UNITED KINGDOM FUND
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1997
AND
PROSPECTUS
DATED DECEMBER 30, 1997
CONTENTS



MARKET RECAP                               A-4     A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                                   DURING THE LAST SIX MONTHS.

FAIR-VALUE PRICING: HOW AND WHY            A-5

CANADA FUND                                A-6     PERFORMANCE
                                           A-7     FUND TALK: THE MANAGER'S OVERVIEW
                                           A-9     INVESTMENT CHANGES
                                           A-10    INVESTMENTS
                                           A-12    FINANCIAL STATEMENTS

EMERGING MARKETS FUND                      A-14    PERFORMANCE
                                           A-15    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-17    INVESTMENT CHANGES
                                           A-18    INVESTMENTS
                                           A-22    FINANCIAL STATEMENTS

EUROPE FUND                                A-24    PERFORMANCE
                                           A-25    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-27    INVESTMENT CHANGES
                                           A-28    INVESTMENTS
                                           A-31    FINANCIAL STATEMENTS

EUROPE CAPITAL APPRECIATION FUND           A-33    PERFORMANCE
                                           A-34    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-36    INVESTMENT CHANGES
                                           A-37    INVESTMENTS
                                           A-39    FINANCIAL STATEMENTS

FRANCE FUND                                A-41    PERFORMANCE
                                           A-42    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-44    INVESTMENT CHANGES
                                           A-45    INVESTMENTS
                                           A-47    FINANCIAL STATEMENTS

GERMANY FUND                               A-49    PERFORMANCE
                                           A-50    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-52    INVESTMENT CHANGES
                                           A-53    INVESTMENTS
                                           A-55    FINANCIAL STATEMENTS

HONG KONG AND CHINA FUND                   A-57    PERFORMANCE
                                           A-58    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-60    INVESTMENT CHANGES
                                           A-61    INVESTMENTS
                                           A-63    FINANCIAL STATEMENTS

JAPAN FUND                                 A-65    PERFORMANCE
                                           A-66    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-68    INVESTMENT CHANGES
                                           A-69    INVESTMENTS
                                           A-71    FINANCIAL STATEMENTS

JAPAN SMALL COMPANIES FUND                 A-73    PERFORMANCE
                                           A-74    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-76    INVESTMENT CHANGES
                                           A-77    INVESTMENTS
                                           A-79    FINANCIAL STATEMENTS

LATIN AMERICA FUND                         A-81    PERFORMANCE
                                           A-82    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-84    INVESTMENT CHANGES
                                           A-85    INVESTMENTS
                                           A-87    FINANCIAL STATEMENTS

NORDIC FUND                                A-89    PERFORMANCE
                                           A-90    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-92    INVESTMENT CHANGES
                                           A-93    INVESTMENTS
                                           A-95    FINANCIAL STATEMENTS

PACIFIC BASIN FUND                         A-97    PERFORMANCE
                                           A-98    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-100   INVESTMENT CHANGES
                                           A-101   INVESTMENTS
                                           A-104   FINANCIAL STATEMENTS

SOUTHEAST ASIA FUND                        A-106   PERFORMANCE
                                           A-107   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-109   INVESTMENT CHANGES
                                           A-110   INVESTMENTS
                                           A-113   FINANCIAL STATEMENTS

UNITED KINGDOM FUND                        A-115   PERFORMANCE
                                           A-116   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-118   INVESTMENT CHANGES
                                           A-119   INVESTMENTS
                                           A-122   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS              A-124   NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS          A-128   THE AUDITORS' OPINION/ COOPERS & LYBRAND L.L.P.
                                           A-129   THE AUDITORS' OPINION / PRICE WATERHOUSE LLP

DISTRIBUTIONS                              A-130

PROXY VOTING RESULTS                       A-131

FIDELITY'S TARGETED INTERNATIONAL EQUITY
FUNDS PROSPECTUS                           P-1


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund.
If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


The 12-month period that ended October 31, 1997, displayed the marked diversity of the world's financial markets. Most European markets - riding the coattails of strong economies and a low interest-rate environment - turned in positive performances. In stark contrast, some Southeast Asian markets fell hard due to economic and currency volatility in late October. For the period, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index returned 4.82%.
EUROPE: A favorable economic backdrop of low interest rates and scant inflationary concerns equated to a solid performance period for most European markets. Amid improving economies, many corporations throughout Europe continued to preach a proactive mentality - implementing various internal programs designed to cut costs and boost share prices. For the most part, these restructurings were well-received by investors. The MSCI Europe Index returned a healthy 26.30% during the period. Strong individual performers included Finland, Italy, Spain and Ireland. While a strengthening U.S. dollar took back some of their gains throughout most of the period, Germany and France still performed capably.
EMERGING MARKETS: Similar to Europe, revitalized economies and a favorable interest-rate climate spelled strong returns for many Latin American markets, especially Brazil, Mexico and Argentina. Strong investor inflows and beneficial political developments also figured prominently. The MSCI Emerging Markets Free - Latin America Index returned 24.05% during the period. Trouble began brewing in June, however, as Brazil's currency dropped on fears that it was overvalued. This triggered sell-offs in other Latin American markets, and returns cooled during the final months of the period. The wider-ranging, more problematic situation, though, occurred in Southeast Asia. As early as late summer 1997, market followers had expressed concern that currencies in this region were at unsustainably high levels. Many cited real estate overbuilding in countries such as Thailand, Malaysia and the Philippines as being major detriments. In late October, these concerns became warranted. Currency devaluations spread like wildfire, with much pressure being placed on Southeast Asia's banking institutions. The MSCI Far East ex-Japan Free Index was down 34.59% during the period. This crisis permeated world markets, including the U.S., which experienced one of its largest one-day sell-offs ever. JAPAN AND THE FAR EAST: Many market followers felt Japan - after a prolonged phase of sluggish economic growth - would turn the corner during the period. It didn't happen. Increased tax rates, continued bankruptcies and difficulties associated with deregulation in several key industries halted forward progress. The Tokyo Stock Exchange Index
- a gauge of the Japanese market - was down 21.48% over the past 12 months. Despite a strong 11-month run, the Hong Kong market suffered on the heels of the currency problems in Southeast Asia. In Hong Kong, increasing short-term interest rates cut off short-term corporate lending and the real estate industry - which had accounted for nearly 40% of total bank loans - was severely affected. The Hang Seng Index, which measures the performance of the Hong Kong stock market, was down 12.53% for the period.
U.S. AND CANADA: Overall, the U.S. stock market registered a strong performance during the period. The Standard & Poor's 500 Index - a barometer of U.S. stock market performance - returned 32.11% over this time, well ahead of its long-term annual average return of around 11%. For much of the period, the market's surge was led by companies with very large market capitalizations. In March, the Federal Reserve Board raised a key short-term interest rate in a move designed to curb any potential inflation uptick. At that point, the market paused to collect its breath, then continued rolling through the summer months as the Dow Jones Industrial Average reached the 8000-point mark for the first time in its history. But market volatility was lurking in the shadows. Disappointing corporate earnings brought blips of volatility in July and August, and the crisis in Southeast Asia made for a topsy-turvy October. The Dow went down 550-plus points in one day, only to snap back 330-plus points the next. Canada's stock market turned in relatively positive returns for the period, with financial and utility stocks leading the way. For the 12 months that ended October 31, 1997, the Toronto Stock Exchange 300 was up 18.18%.
BONDS: While bond markets generally lagged equity markets throughout the world, there were pockets of strong performance. Led by a strong dollar, U.S.-based bonds topped most foreign bonds. The United Kingdom was also a strong performer, as the newly installed Labor party established an independent central banking system. Brady bonds - bonds issued by governments of developing countries that are denominated in U.S. dollars - performed well, particularly in Latin American countries such as Argentina and Brazil. The Southeast Asian problems took back many gains, but the J.P. Morgan Emerging Markets Bond Index still managed to return 14.00% for the period. The Salomon Brothers Non-U.S. World Government Bond Index - a proxy for developed countries
- was down 0.31% for the period.


 S&P 500 EAFE
 * YEAR TO DATE THROUGH OCTOBER 31, 1997.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
%
FAIR-VALUE PRICING: HOW AND WHY


NOTE TO SHAREHOLDERS: RECENT VOLATILITY IN STOCK MARKETS AROUND THE WORLD HAS DRAWN ATTENTION TO A PRACTICE EMPLOYED BY SOME MUTUAL FUND COMPANIES CALLED "FAIR-VALUE" PRICING. FIDELITY HAS USED FAIR-VALUE PRICING WHEN APPROPRIATE FOR MANY YEARS IN THE BELIEF THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS TO DO SO. THE FOLLOWING DISCUSSION IS INTENDED TO HELP SHAREHOLDERS UNDERSTAND THE HOW AND WHY OF FAIR-VALUE PRICING.
The daily net asset value of a mutual fund is calculated based on the price of each security in the fund at the close of the New York Stock Exchange at 4 p.m. Eastern Time. Generally, the calculation process is fairly routine. However, when markets are volatile or major events occur, the prices of some securities might be unavailable, unreliable or out of date. It is at these times that Fidelity uses a special procedure to determine the fair value of a security or, sometimes, of an entire market.
Fair-value pricing can be particularly important in the case of foreign securities, whose closing prices may not reflect their true value when major changes occur after foreign markets close. An example from last October 28, during a period of high market volatility, illustrates how fair-value pricing of foreign securities can protect fund shareholders.
Hong Kong ends its trading day 13 hours before the New York Stock Exchange closes, and much can change during this time. The Hong Kong market closed at 3 a.m. Eastern time on October 28, down 13.7%. But after the market had closed, trading in certain securities listed on the Hong Kong exchange continued in other markets around the world. In this "after-hours" trading, the prices of these securities rebounded significantly by the time Fidelity was required to price its funds at the close of the U.S. market.
Rather than value Hong Kong securities at prices that were 13 hours old - and far too low based on concrete evidence from later trading - Fidelity took this later trading into account and priced Hong Kong securities up about 10% on average. In fact, when the Hong Kong market reopened for trading a few hours later, it was up about 14%.
This protected shareholders of Fidelity funds owning Hong Kong securities by preventing aggressive traders from buying in at an artificially low price - knowing that Hong Kong securities had gone up
- then selling immediately at a profit the next day, rather like betting on a horse race after it is run. The profit these in-and-out traders sought would have been at the expense of investors who already owned shares in the fund - and who took the investment risk over the 13-hour gap period.
Fair-value pricing also benefited any shareholders who wanted to sell shares in funds owning Hong Kong securities that day because they would have sold at what the shares were, in fact, worth.
Fidelity also uses fair-value pricing on individual securities. For example, trading of a company's stock on the New York Stock Exchange might be halted for some reason prior to the 4 p.m. market close. If this occurs, and the value of that security changes materially, a determination must be made of what the value of the security might have been had it not halted trading. This is done by obtaining as much information as possible - from Fidelity analysts and portfolio managers, the bid/ask quotes of brokers and off-exchange institutional trading - as to why the security halted trading and the implications of the event. Based on this information, the fair value of the security is determined.
Fair-value pricing is a practice that is disclosed in fund prospectuses and governed by a detailed policy on fair-value pricing based on guidelines promulgated by the Investment Company Institute, the national trade association for the mutual fund industry. It also is supported by the Securities and Exchange Commission, which said recently, after an examination of the practice, that mutual funds using fair-value pricing during difficult market conditions appear to better protect long-term shareholders.
Fidelity uses fair-value pricing in the best interests of shareholders so that the prices at which they buy and sell shares are timely and fair, and so that long-term investors are protected against speculators and aggressive traders who might try to take advantage of pricing inefficiencies in the market.
CANADA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1   PAST 5    LIFE OF
OCTOBER 31, 1997                       YEAR     YEARS     FUND

CANADA                                 8.21%    67.51%    189.16%

CANADA (INCL. 3% SALES CHARGE)         4.96%    62.48%    180.49%

TORONTO STOCK EXCHANGE 300             18.18%   102.44%   193.90%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 17, 1987. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 - a market capitalization weighted index of 300 stocks traded in the Canadian market. This index includes reinvested dividends and capital gains.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1997                 YEAR     YEARS    FUND

CANADA                           8.21%    10.87%   11.25%

CANADA (INCL. 3% SALES CHARGE)   4.96%    10.19%   10.91%

TORONTO STOCK EXCHANGE 300       18.18%   15.15%   11.43%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 104446 S00000000000001
             Canada                      Toronto Stck Exchange 300
             00309                       DR001
  1987/11/17       9700.00                    10000.00
  1987/11/30       9767.90                    10286.60
  1987/12/31      10446.90                    11040.30
  1988/01/31      10340.20                    10895.74
  1988/02/29      11048.30                    11590.21
  1988/03/31      11737.00                    12272.51
  1988/04/30      12008.60                    12439.94
  1988/05/31      11436.30                    12098.46
  1988/06/30      12319.00                    13068.15
  1988/07/31      12144.40                    12938.90
  1988/08/31      11562.40                    12293.74
  1988/09/30      11804.90                    12566.48
  1988/10/31      12357.80                    12957.30
  1988/11/30      12212.30                    12977.22
  1988/12/31      12480.81                    13359.74
  1989/01/31      13422.57                    14393.21
  1989/02/28      13045.87                    14044.38
  1989/03/31      13263.96                    14206.77
  1989/04/30      13531.62                    14521.93
  1989/05/31      13987.63                    14583.58
  1989/06/30      14661.73                    15038.75
  1989/07/31      15553.93                    16096.62
  1989/08/31      15633.23                    16389.37
  1989/09/30      15534.10                    16125.85
  1989/10/31      15316.01                    16147.75
  1989/11/30      15405.23                    16404.85
  1989/12/31      15849.10                    16672.38
  1990/01/31      14563.76                    15218.73
  1990/02/28      14646.68                    15113.46
  1990/03/31      14895.46                    15268.51
  1990/04/30      14180.23                    14109.39
  1990/05/31      15113.14                    15070.71
  1990/06/30      15465.57                    15096.81
  1990/07/31      15589.96                    15355.54
  1990/08/31      14688.15                    14426.54
  1990/09/30      14449.74                    13689.01
  1990/10/31      14066.21                    13241.59
  1990/11/30      14522.30                    13611.23
  1990/12/31      14978.60                    14202.14
  1991/01/31      15045.02                    14257.74
  1991/02/28      16428.85                    15304.75
  1991/03/31      17148.44                    15406.86
  1991/04/30      17281.29                    15390.54
  1991/05/31      18045.17                    15912.70
  1991/06/30      18067.31                    15672.58
  1991/07/31      18011.95                    15902.07
  1991/08/31      17856.97                    15974.37
  1991/09/30      17259.15                    15583.24
  1991/10/31      18023.03                    16318.10
  1991/11/30      17347.72                    15889.70
  1991/12/31      17627.42                    15966.36
  1992/01/31      17945.14                    16106.32
  1992/02/29      18051.04                    15978.13
  1992/03/31      17545.05                    15196.78
  1992/04/30      17333.24                    14926.79
  1992/05/31      17486.21                    14968.69
  1992/06/30      17392.07                    15096.69
  1992/07/31      17839.23                    15545.70
  1992/08/31      17568.58                    15267.78
  1992/09/30      16815.48                    14245.94
  1992/10/31      16744.87                    14517.71
  1992/11/30      16697.80                    13789.53
  1992/12/31      17121.47                    14307.46
  1993/01/31      17027.21                    14169.09
  1993/02/28      18087.72                    15029.31
  1993/03/31      19077.54                    15643.94
  1993/04/30      19572.45                    16302.80
  1993/05/31      19843.47                    16771.89
  1993/06/30      20856.85                    17037.20
  1993/07/31      20102.71                    17021.15
  1993/08/31      20609.40                    17331.88
  1993/09/30      19596.02                    16587.33
  1993/10/31      20998.26                    17882.81
  1993/11/30      20515.13                    17399.99
  1993/12/31      21482.47                    18236.76
  1994/01/31      22427.27                    19129.68
  1994/02/28      21470.66                    18333.55
  1994/03/31      20679.39                    17554.10
  1994/04/30      20525.86                    17327.22
  1994/05/31      20620.34                    17610.59
  1994/06/30      19486.57                    16425.57
  1994/07/31      19864.49                    17030.35
  1994/08/31      20608.53                    17965.38
  1994/09/30      20714.82                    18391.75
  1994/10/31      20289.65                    18011.56
  1994/11/30      18813.40                    16932.36
  1994/12/31      18907.95                    17163.79
  1995/01/31      17584.40                    16318.78
  1995/02/28      18305.26                    16994.48
  1995/03/31      19451.56                    17710.56
  1995/04/30      20042.43                    18146.09
  1995/05/31      20668.76                    18708.95
  1995/06/30      20952.38                    19065.31
  1995/07/31      21673.24                    19571.24
  1995/08/31      21401.44                    19477.29
  1995/09/30      21708.69                    19623.33
  1995/10/31      20739.66                    19292.54
  1995/11/30      21590.52                    19966.92
  1995/12/31      22574.56                    20198.60
  1996/01/31      22954.36                    21167.27
  1996/02/29      23156.13                    21102.15
  1996/03/31      23512.19                    21494.09
  1996/04/30      23963.21                    22226.10
  1996/05/31      24532.92                    22589.16
  1996/06/30      23737.70                    21864.58
  1996/07/31      23049.31                    21209.04
  1996/08/31      24034.42                    22270.84
  1996/09/30      24687.21                    23072.87
  1996/10/31      25921.57                    24867.40
  1996/11/30      26669.31                    26546.06
  1996/12/31      26176.87                    25801.24
  1997/01/31      28241.90                    27089.05
  1997/02/28      27543.66                    26919.94
  1997/03/31      25671.76                    25332.56
  1997/04/30      25850.03                    25657.31
  1997/05/31      28182.48                    27824.99
  1997/06/30      27692.22                    28103.87
  1997/07/31      28984.72                    30071.59
  1997/08/31      27885.35                    28747.85
  1997/09/30      29757.25                    30816.24
  1997/10/31      28048.77                    29389.52
IMATRL PRASUN   SHR__CHT 19971031 19971126 104451 R00000000000123
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on November 17, 1987, when the fund started, and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $28,049 - a 180.49% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $29,390 - a 193.90% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
CANADA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Tom Sweeney, Portfolio Manager of
Fidelity Canada Fund
Q. TOM, HOW DID THE FUND PERFORM?
A. For the 12 months that ended on October 31, 1997, the fund had a total return of 8.21%, underperforming the Toronto Stock Exchange 300 (TSE 300) return of 18.18%.
Q. WHY DID THE FUND UNDERPERFORM ITS INDEX?
A. There were two reasons. First, the fund was overweighted in natural resource stocks, which generally performed poorly. Their performance was negatively affected by fears of a possible worldwide recession, which tends to depress the prices of natural resources, compounded by the shake-up in the Pacific Rim markets late in the period. The fund also was underweighted in financial stocks. I felt that their valuations were historically high, so I limited my purchases to one of the "Big Six" banks, National Bank of Canada. During the year, the Big Six, which account for the majority of financial services market value in the TSE 300, had their second terrific year in a row.
Q. HOW DID THE OVERWEIGHTING OF NATURAL RESOURCES STOCKS TIE IN TO YOUR OVERALL INVESTMENT STRATEGY FOR THE FUND?
A. My belief was that natural resource stocks, with the possible exception of gold, would perform well over the long term. Accordingly, I built up positions in this sector, although I pared them back later in the period as some stocks reacted to the general nervousness about the possibility of a recession. In most cases, however, I felt that the business prospects for these companies were sound.
Q. IN WHICH INDUSTRIES DID YOU FIND THE BEST OPPORTUNITIES?
A. Many energy companies performed well. The price of oil remained fairly stable during the period, and shares of many companies in the oil industry were selling at relatively cheap valuations. Rio Alto Exploration, Canadian Occidental Petroleum, Beau Canada Exploration and Penn West Petroleum all contributed positively to the fund's performance. Telephone services also proved to be an attractive industry, as the effects of long-distance service deregulation - greater competition, better rates for consumers and company cost-cutting measures - had a positive impact on share prices. Silver mining companies such as Pan American Silver performed well, due to rising silver prices and increasing demand. As I mentioned earlier, financial stocks were historically expensive, but I did add National Bank of Canada to the portfolio. This bank conducts its business primarily in Quebec, whose economy is currently weaker than the rest of Canada and, as a result, the stock has been undervalued and was selling at a significant discount. However, I believed that long-term prospects were positive for this bank.
Q. DID THE FISHING INDUSTRY RECOVER FROM ITS PREVIOUS WOES, AND WHAT EFFECT DID IT HAVE ON THE FUND?
A. In 1992, after the Canadian government placed a virtual moratorium on groundfish fishing, companies had to downsize dramatically. In the process they reduced costs and eventually became profitable. Some groundfish quotas have been increased from a lower base and a number of companies are in a much stronger position due to their increased efficiency and are increasing their profits. I purchased stocks such as FPI Ltd. and National Sea Products well in advance of this recovery, when they were quite inexpensive. Although there has not yet been a significant impact on the fund's performance, I remain optimistic about the long-term prospects for the fishing industry.
Q. WHICH STOCKS MADE POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE?
A. Breakwater Resources, a zinc producer, made several positive acquisitions during the year, sending the price of its stock up sharply. I sold most of the fund's holdings at about the time its share price peaked in September. Pan American Silver, a company I mentioned earlier, owns a mine in Peru that has been quite profitable at the current price of silver, helping its stock. Rio Alto is a natural gas producer in Alberta that met its production goals consistently, and benefited from a very cold winter in Alberta during 1996-97. Torstar, the publisher of the Toronto Star, performed well early in the year, reflecting an improvement in the Canadian and Ontario economies and a reduction in the cost of newsprint. Torstar has since been sold from the fund's portfolio.
Q. WHICH STOCKS HURT THE FUND'S PERFORMANCE?
A. A number of gold mining shares, including Bresea Resources, War Eagle Mining and Greenstone Resources, hurt the fund's performance because that industry has performed poorly in line with falling gold prices. However, the fund reduced its gold holdings significantly earlier in the year, and has avoided full exposure to the worst-performing major industry in Canada. Another holding, Renaissance Energy, performed badly because its production did not meet forecasts, and it fell out of favor with investors. I know this company well. It's very reputable, with stable, long-term management and very conservative production forecasts now in place. I remained optimistic about the prospects for Renaissance, increasing the weighting during the period in hopes of better performance. Noranda is a conglomerate, with diversified holdings in oil, base metals and paper and forest products. This type of company has not been as popular as many other Canadian companies because of its focus on natural resources. However, Noranda's underlying assets are worth more separately than the company as a whole, and if management unbundles less profitable parts of its business, its long-term prospects would be favorable.
Q. HAVE YOU UNCOVERED ANY NEW INVESTMENT OPPORTUNITIES IN THE LAST SIX
MONTHS?
A. Yes. Deregulation in long-distance telephone service, which occurred a few years ago, has opened up new opportunities. Next year the local telephone service industry will be deregulated in Canada, while a cap will remain on the prices consumers pay, resulting in greater choice and predictable costs. I see good potential returns in this area, and in anticipation of this change, I increased the fund's holdings in telephone service companies, including BCE Inc. (Bell Canada), Newtel Enterprises, and Maritime Telegraph and Telephone at the end of the period.
Q. TOM, WHAT'S YOUR OUTLOOK?
A. I'm optimistic about the long-term prospects for this market. I think Canada, with its concentration in natural resources companies, which in many cases sell at discounts compared to their earnings power, has a lot of upside potential. The Canadian government has done a good job addressing the nation's economic problems and moving ahead with deregulation. In the near term, there may be some continued nervousness about the possibility of a recession, as investors react to events in the U.S. and Pacific Rim markets. I believe that Canada and its natural resources will be on the upswing within the next couple of years.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

TOM SWEENEY ON CHANGES IN THE SILVER/GOLD PRICING
RELATIONSHIP:
"Historically, there has been a strong correlation between the prices of silver and gold. However, over the past few years this has begun to change with silver outperforming gold. For example, in 1997 the price of gold has fallen more than 15% while the price of silver is up about 10%. This upswing in silver prices follows a long period of low prices since this market collapsed in 1980, and has resulted in two developments that are building the foundation for a silver price recovery. First, there has been little increase in silver supply over the last few years because the low price of this precious metal has made mining uneconomical. Second, silver consumption has grown steadily. In recent years, in fact, silver consumption has exceeded production, with the shortfall being made up from the drawdown of world silver inventories. Inventories falling to critically low levels has helped the price of silver recover. If the silver deficits continue, I believe that the industry will approach shortage levels and force the price of silver up further.
"I believe the fundamentals in the gold market are inferior to those of silver. While the consumption of gold has grown over the past few years, mine production has also grown;
that's because the price of gold never got low enough to make production and development of gold mining uneconomical. Adding to gold's woes, many of the world's central banks have begun to sell some of their gold reserves in increasing amounts, which is a big negative because their holdings amount to approximately 15 years of world gold production. This adds tremendous supply to the market and puts downward pressure on gold's price.
"I believe that silver will continue to outperform gold in the near term based on these factors, as long as the world continues to experience low inflation. If inflation picks up, there would be increased demand for both gold and silver as an inflation hedge, with corresponding price increases. Regardless, I am bullish on silver because I believe its price will continue to recover as the market moves from surplus to shortage, hopefully forcing the price of silver much higher in the next couple of years. I believe that silver will continue to outperform gold and I have positioned the fund accordingly, building significant silver mining holdings."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Canadian issuers
FUND NUMBER: 309
TRADING SYMBOL: FICDX
START DATE: November 17, 1987
SIZE: as of October 31, 1997, more than
$96 million
MANAGER: Tom Sweeney, since 1996; manager,
Fidelity Capital Appreciation Fund, 1986-1996;
Fidelity Select Paper and Forest Products Portfolio,
1986; joined Fidelity in 1985
(checkmark)
CANADA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 26.4%
ROW: 1, COL: 1, VALUE: 26.4
ROW: 1, COL: 2, VALUE: 73.59999999999999
CANADA 73.6%
AS OF APRIL 30, 1997
UNITED STATES 22.9%
ROW: 1, COL: 1, VALUE: 22.9
ROW: 1, COL: 2, VALUE: 77.09999999999999
CANADA 77.1%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   94.3          90.6

SHORT-TERM INVESTMENTS   5.7           9.4

TOP TEN STOCKS
                                      % OF FUND'S   % OF FUND'S
                                      INVESTMENTS   INVESTMENTS
                                                    IN THESE STOCKS
                                                    6 MONTHS AGO

GENLYTE GROUP, INC.                   7.4           4.2
(ELECTRICAL EQUIPMENT)

PAN AMERICAN SILVER CORP.             6.2           4.1
(PRECIOUS METALS)

FPI LTD.                              5.2           5.7
(FOODS)

BCE, INC.                             4.6           0.0
(TELEPHONE SERVICES)

HANCOCK FABRICS, INC.                 4.2           2.9
(RETAIL & WHOLESALE, MISCELLANEOUS)

NATIONAL SEA PRODUCTS LTD.            3.7           2.9
(FOODS)

RENAISSANCE ENERGY LTD.               3.6           2.7
(OIL & GAS)

NORCEN ENERGY RESOURCES LTD.          3.3           3.2
(OIL & GAS)

OHIO EDISON CO.                       3.1           1.3
(ELECTRIC UTILITY)

COMINCO LTD.                          3.0           5.1
(METALS & MINING)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

ENERGY                             23.5          27.9

BASIC INDUSTRIES                   19.2          24.7

UTILITIES                          11.3          4.2

PRECIOUS METALS                    8.9           10.4

NONDURABLES                        8.9           9.6

INDUSTRIAL MACHINERY & EQUIPMENT   7.4           4.2

FINANCE                            5.3           1.5

RETAIL & WHOLESALE                 4.2           2.9

MEDIA & LEISURE                    1.9           2.6

TRANSPORTATION                     1.8           0.6

CANADA
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.1%
Magellan Aerospace Corp. (a)   10,000 $ 75,260
BASIC INDUSTRIES - 19.2%
IRON & STEEL - 1.3%
Linamar Corp.   20,000  1,261,671
METALS & MINING - 8.3%
Anvil Range Mining Corp.   260,000  317,512
Alcan Aluminium Ltd.   70,000  1,988,001
Breakwater Resources Ltd. (a)   125,000  559,125
Cominco Ltd.   150,000  2,918,101
Noranda, Inc.   120,000  2,112,961
South Crofty Holdings Ltd. (a)(d)   2,000,000  241,400
  8,137,100
PAPER & FOREST PRODUCTS - 9.6%
Avenor, Inc.   50,000  820,050
Cascades, Inc.   150,000  1,107,601
Crestbrook Forest Industries Ltd. (a)   100,000  699,350
Domtar, Inc.   150,000  1,166,176
Harmac Pacific, Inc. (a)   100,000  876,850
Paperboard Industries International, Inc. (a)  300,000  1,203,451
St. Laurent Paperboard, Inc. (a)   139,100  2,246,814
Tembec, Inc. Class A (a)  180,000  1,188,541
  9,308,833
TOTAL BASIC INDUSTRIES   18,707,604
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.4%
Western Star Trucks Holdings Ltd.   15,000  378,075
ENERGY - 23.5%
OIL & GAS - 23.5%
Anderson Exploration Ltd. (a)   200,000  2,201,001
Beau Canada Exploration Ltd. (a)   600,000  1,469,701
Canadian Natural Resources Ltd. (a)   100,000  2,911,001
Canadian Occidental Petroleum Ltd.   100,000  2,570,201
Denbury Resources, Inc. (a)   40,000  826,440
Newport Petroleum Corp. (a)   325,000  1,672,938
Norcen Energy Resources Ltd.   140,000  3,170,862
Paramount Resources Ltd.   20,000  241,400
Penn West Petroleum Ltd. (a)   90,000  1,102,276
Petro-Canada  100,000  2,059,001
Renaissance Energy Ltd. (a)   150,000  3,482,552
Rio Alto Exploration Ltd. (a)   110,000  1,034,826
Ulster Petroleums Ltd. (a)   10,000  99,400
  22,841,599
FINANCE - 5.3%
BANKS - 2.9%
National Bank of Canada  200,000  2,847,101
INSURANCE - 2.4%
Acceptance Insurance Co., Inc. (a)   100,000  2,325,000
TOTAL FINANCE   5,172,101
HOLDING COMPANIES - 0.3%
Queensway Financial Holdings Ltd. (a)   15,000  268,913
INDUSTRIAL MACHINERY & EQUIPMENT - 7.4%
ELECTRICAL EQUIPMENT - 7.4%
Genlyte Group, Inc. (a)   380,000  7,172,500

 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 1.9%
BROADCASTING - 0.2%
Radiomutuel, Inc. Class A  20,000 $ 213,000
ENTERTAINMENT - 0.6%
Cinar Films, Inc. Class B (sub. vtg.) (a)  10,000  384,820
Coscient Group, Inc. (a):
  Class A (multi-vtg.)  21,800  53,399
  Class B (sub. vtg.)  42,100  91,168
  529,387
PUBLISHING - 1.1%
Quebeco, Inc. Class B  50,000  1,065,001
TOTAL MEDIA & LEISURE   1,807,388
NONDURABLES - 8.9%
FOODS - 8.9%
FPI Ltd. (a)(d)   1,000,000  5,041,003
National Sea Products Ltd. (a)(d)  720,000  3,603,962
  8,644,965
PRECIOUS METALS - 8.9%
Consolidated Nevada Goldfields
 Corp. (a)(c)  1,000,000  482,800
Greenstone Resources Ltd. (a)   100,000  816,500
Greenstone Resources Ltd.
 warrants 2/28/02 (a)  11,040  27,826
Pan American Silver Corp. (a)  750,000  6,017,253
Silver Standard Resources, Inc. (a)   275,000  1,171,501
United Keno Hill Mines Ltd. (a)  200,000  92,300
War Eagle Mining, Inc. (a)   300,000  102,240
  8,710,420
RETAIL & WHOLESALE - 4.2%
RETAIL & WHOLESALE, MISCELLANEOUS - 4.2%
Hancock Fabrics, Inc.   300,000  4,068,750
TECHNOLOGY - 1.1%
ELECTRONIC INSTRUMENTS - 1.1%
Medar, Inc. (a)   190,000  1,116,250
TRANSPORTATION - 1.8%
AIR TRANSPORTATION - 1.8%
Transat AT, Inc. (a)   200,000  1,718,201
UTILITIES - 11.3%
ELECTRIC UTILITY - 5.9%
Boralex, Inc. Class A (a)  85,700  285,981
Ohio Edison Co.   120,000  2,970,000
Tucson Electric Power Co. (a)  150,000  2,484,375
  5,740,356
TELEPHONE SERVICES - 5.4%
BCE, Inc.   160,000  4,458,802
Maritime Telegraph & Telephone
 Co. Ltd.   20,000  437,360
Newtel Enterprises Ltd.   20,000  398,310
  5,294,472
TOTAL UTILITIES   11,034,828
TOTAL COMMON STOCKS
 (Cost $83,936,185)   91,716,854
CASH EQUIVALENTS - 5.7%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $5,525,135)  5,525,135 $ 5,525,135
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $89,461,320)  $ 97,241,989
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $482,800 or 0.5% of net assets.
(d) Affiliated Company (See Note 9 of Notes to Financial Statements). OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $164,952,305 and $205,153,266, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,560 for the period.
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
FPI Ltd. $ 2,283,156 $ - $ - $ 5,041,003
National Sea Products Ltd.  248,442  -  -  3,603,962
South Crofty Holdings Ltd.  2,740  195,391  -  241,400
Totals $ 2,534,338 $ 195,391 $ - $ 8,886,365
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $89,811,000. Net unrealized appreciation aggregated $7,430,989, of which $15,474,509 related to appreciated investment securities and $8,043,520 related to depreciated investment securities.
The fund hereby designates approximately $3,658,000 as a capital gain dividend for the purpose of the dividend paid deduction.
CANADA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                   $
97,241,989
(COST $89,461,320) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
2,799,007

RECEIVABLE FOR FUND SHARES SOLD                                                                                       36,953


DIVIDENDS RECEIVABLE                                                                                                  18,105


INTEREST RECEIVABLE                                                                                                   17,339


 TOTAL ASSETS
100,113,393

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 3,044,295


PAYABLE FOR FUND SHARES REDEEMED                                                                        503,217


ACCRUED MANAGEMENT FEE                                                                                  30,389


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     77,989


 TOTAL LIABILITIES
3,655,890

NET ASSETS                                                                                                           $
96,457,503

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                      $
75,593,325

UNDISTRIBUTED NET INVESTMENT INCOME
322,747

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
12,763,656

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
7,777,775
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 5,110,300                                                                                            $
96,457,503
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($96,457,503 (DIVIDED BY) 5,110,300 SHARES)                            $18.88


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $18.88)                                                                $19.46



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                 $ 1,090,577
DIVIDENDS

INTEREST                                                                           430,762

                                                                                   1,521,339

LESS FOREIGN TAXES WITHHELD                                                        (115,756)

 TOTAL INCOME                                                                      1,405,583

EXPENSES

MANAGEMENT FEE                                                     $ 959,195
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             (460,868)

TRANSFER AGENT FEES                                                 427,702

ACCOUNTING FEES AND EXPENSES                                        96,809

NON-INTERESTED TRUSTEES' COMPENSATION                               1,615

CUSTODIAN FEES AND EXPENSES                                         62,911

REGISTRATION FEES                                                   23,499

AUDIT                                                               47,083

LEGAL                                                               2,626

REPORTS TO SHAREHOLDERS                                             19,334

MISCELLANEOUS                                                       966

 TOTAL EXPENSES BEFORE REDUCTIONS                                   1,180,872

 EXPENSE REDUCTIONS                                                 (3,701)        1,177,171

NET INVESTMENT INCOME                                                              228,412

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF $75,527          13,790,680
ON SALES OF INVESTMENTS IN
AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                      (5,241)        13,785,439

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              (5,360,151)

 ASSETS AND LIABILITIES IN                                          (3,614)        (5,363,765)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    8,421,674

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 8,650,086

OTHER INFORMATION                                                                 $ 131,248
SALES CHARGES PAID TO FDC

 DEFERRED SALES CHARGES WITHHELD                                                  $ 3,646
 BY FDC

 EXPENSE REDUCTIONS                                                               $ 2,907
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                67

  TRANSFER AGENT CREDITS                                                           727

                                                                                  $ 3,701


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                             $ 228,412       $ 588,385
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                               13,785,439      44,553,089

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                   (5,363,765)     (9,158,534)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        8,650,086       35,982,940

DISTRIBUTIONS TO SHAREHOLDERS                                                           (783,295)       (772,736)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                 (26,588,671)    -

 TOTAL DISTRIBUTIONS                                                                    (27,371,966)    (772,736)

SHARE TRANSACTIONS                                                                       53,914,016      38,234,017
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                           27,052,083      759,773

 COST OF SHARES REDEEMED                                                                 (95,712,095)    (271,428,450)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                 (14,745,996)    (232,434,660)

REDEMPTION FEES                                                                          254,182         132,635

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (33,213,694)    (197,091,821)

NET ASSETS

 BEGINNING OF PERIOD                                                                     129,671,197     326,763,018

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $322,747 AND $783,201,
RESPECTIVELY)                                                                            $ 96,457,503    $ 129,671,197

OTHER INFORMATION
SHARES

 SOLD                                                                                     2,741,798       1,931,430

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                  1,540,551       41,292

 REDEEMED                                                                                 (5,109,443)     (14,656,999)

 NET INCREASE (DECREASE)                                                                  (827,094)       (12,684,277)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                    1996   1995   1994 D   1993




NET ASSET VALUE, BEGINNING OF PERIOD                              $ 21.84    $ 17.55     $ 17.18     $ 17.82     $ 14.23

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                                     .03 C      .08 C       .05         -           (.15)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                          1.39       4.27        .33         (.60)       3.76

 TOTAL FROM INVESTMENT OPERATIONS                                 1.42       4.35        .38         (.60)       3.61



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                       (.13)      (.08)       (.01)       -           (.02)

 FROM NET REALIZED GAIN                                           (4.29)     -           -           -           -

 IN EXCESS OF NET REALIZED GAIN                                    -          -           -           (.04)       -

 TOTAL DISTRIBUTIONS                                              (4.42)     (.08)       (.01)       (.04)       (.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                           .04        .02         -           -           -

NET ASSET VALUE, END OF PERIOD                                    $ 18.88    $ 21.84     $ 17.55     $ 17.18     $ 17.82

TOTAL RETURN A, B                                                 8.21%      24.99%      2.22%       (3.37)%     25.40%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                           $ 96,458   $ 129,671   $ 326,763   $ 368,330   $ 95,977

RATIO OF EXPENSES TO AVERAGE NET ASSETS                           .93%       1.01%       1.09% E     1.57%       2.00% E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS  .92% F     .98% F      1.08% F     1.57%       2.00%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS       .18%       .40%        .26%        (.14)%      (.66)%

PORTFOLIO TURNOVER RATE                                            139%       139%        75%         59%         131%

AVERAGE COMMISSION RATE G                                         $ .0242    $ .0276

A  THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
SALES CHARGE. C NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
 THE PERIOD. D  EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL
 STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. E FMR AGREED
TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN
HIGHER. F  FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
 THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
 EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
 SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



EMERGING MARKETS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 1    PAST 5   LIFE OF
OCTOBER 31, 1997                 YEAR      YEARS    FUND

EMERGING MARKETS                 -36.74%   -0.59%   12.68%

EMERGING MARKETS                 -38.63%   -3.57%   9.30%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL           -8.48%    47.25%   157.68%
 INTERNATIONAL EMERGING
 MARKETS FREE INDEX

EMERGING MARKETS                 3.17%     44.17%   N/A
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization weighted index of over 850 stocks traded in 22 world markets. Mexico, Malaysia, Brazil, and Thailand are most heavily weighted, and together account for over 60% of the index. Keep in mind that before February 1992, the fund's objective was more broadly defined, and did not focus specifically on emerging markets. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 117 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED              PAST 1    PAST 5   LIFE OF
OCTOBER 31, 1997           YEAR      YEARS    FUND

EMERGING MARKETS           -36.74%   -0.12%   1.72%

EMERGING MARKETS           -38.63%   -0.72%   1.28%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL     -8.48%    8.05%    14.47%
 INTERNATIONAL EMERGING
 MARKETS FREE INDEX

EMERGING MARKETS           3.17%     7.29%    N/A
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971203 080754 S00000000000001
             Emerging Markets            MS EMF Index (Gross)
             00322                       MS006
  1990/11/01       9700.00                    10000.00
  1990/11/30       9564.20                     9571.06
  1990/12/31       9777.33                     9975.54
  1991/01/31       9709.16                    10782.17
  1991/02/28      10118.17                    12378.30
  1991/03/31      10108.44                    12889.03
  1991/04/30      10332.42                    13027.70
  1991/05/31      10332.42                    14052.74
  1991/06/30       9972.10                    13551.10
  1991/07/31      10186.34                    14255.08
  1991/08/31      10108.44                    14557.58
  1991/09/30      10225.30                    14002.85
  1991/10/31      10127.91                    14578.49
  1991/11/30       9991.58                    14362.80
  1991/12/31      10438.08                    15976.83
  1992/01/31      10517.68                    17826.43
  1992/02/29      10826.15                    18620.48
  1992/03/31      10806.24                    19252.13
  1992/04/30      11064.96                    19122.79
  1992/05/31      11542.58                    19054.82
  1992/06/30      11522.68                    17165.89
  1992/07/31      11144.56                    17354.93
  1992/08/31      10865.95                    16548.35
  1992/09/30      10796.29                    16609.34
  1992/10/31      10995.30                    17499.53
  1992/11/30      10905.75                    17309.63
  1992/12/31      11048.91                    17823.04
  1993/01/31      11201.38                    17909.23
  1993/02/28      11770.60                    18207.62
  1993/03/31      12095.86                    18807.85
  1993/04/30      12482.12                    19240.41
  1993/05/31      12756.56                    19769.94
  1993/06/30      12919.19                    20356.62
  1993/07/31      13142.82                    20904.76
  1993/08/31      14057.63                    22673.81
  1993/09/30      14372.73                    23280.87
  1993/10/31      16446.31                    25369.70
  1993/11/30      17096.84                    26492.37
  1993/12/31      20082.32                    30871.45
  1994/01/31      19501.26                    31433.12
  1994/02/28      18950.78                    30873.94
  1994/03/31      17115.84                    28080.18
  1994/04/30      16952.74                    27518.51
  1994/05/31      17391.08                    28460.32
  1994/06/30      16167.79                    27675.84
  1994/07/31      17401.28                    29396.67
  1994/08/31      19613.39                    33045.18
  1994/09/30      20112.90                    33420.73
  1994/10/31      19623.58                    32817.87
  1994/11/30      18267.77                    31111.53
  1994/12/31      16480.81                    28612.77
  1995/01/31      14212.53                    25568.64
  1995/02/28      14376.01                    24912.84
  1995/03/31      14089.92                    25071.12
  1995/04/30      14386.23                    26195.85
  1995/05/31      15837.11                    27589.45
  1995/06/30      16021.03                    27671.05
  1995/07/31      16828.21                    28292.18
  1995/08/31      16317.33                    27625.75
  1995/09/30      16245.81                    27494.64
  1995/10/31      15469.28                    26442.14
  1995/11/30      14968.62                    25970.59
  1995/12/31      15956.70                    27122.44
  1996/01/31      17548.21                    29050.35
  1996/02/29      17340.17                    28588.47
  1996/03/31      17464.99                    28811.13
  1996/04/30      18359.57                    29963.08
  1996/05/31      18349.17                    29829.29
  1996/06/30      18276.35                    30015.55
  1996/07/31      16840.87                    27964.18
  1996/08/31      17517.00                    28679.97
  1996/09/30      17901.88                    28928.42
  1996/10/31      17277.76                    28156.91
  1996/11/30      18182.73                    28628.69
  1996/12/31      17552.02                    28758.18
  1997/01/31      18565.85                    30719.77
  1997/02/28      19558.57                    32035.35
  1997/03/31      18470.81                    31193.85
  1997/04/30      17298.56                    31248.96
  1997/05/31      17023.98                    32143.32
  1997/06/30      17150.71                    33863.53
  1997/07/31      16855.01                    34369.04
  1997/08/31      13010.88                    29995.61
  1997/09/30      13422.75                    30826.73
  1997/10/31      10930.41                    25768.45
IMATRL PRASUN   SHR__CHT 19971031 19971203 080757 R00000000000087
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $10,930 - a 9.30% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $25,768 - a 157.68% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EMERGING MARKETS
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: David Stewart (right photo) became Portfolio Manager of Fidelity Emerging Markets Fund on November 1, 1997, after the period ended. The following is an interview with Richard Hazlewood, who managed the fund during the period covered by this report, with additional comments from David Stewart on his outlook and investment approach.
Q. RICHARD, HOW DID THE FUND PERFORM?
R.H. For the 12-month period that ended on October 31, 1997, the fund was down 36.74%. For the same period, the Morgan Stanley Capital International Emerging Markets Free Index was down 8.48%. The emerging markets funds average, as tracked by Lipper Analytical Services, returned 3.17% for the same 12-month period.
Q. WHAT HURT THE FUND'S PERFORMANCE OVER THE PERIOD, ESPECIALLY COMPARED TO THE INDEX?
R.H. There were two main factors that hurt the fund versus the index. First, the fund was overweighted versus the index in Southeast Asia during a period when these markets underperformed dramatically. Most of the fund's losses were related to its holdings in Malaysia, Thailand and the Philippines. For the past five years, the fund has been run by selecting investments on a stock-by-stock basis. The fund's overweighted position in Southeast Asia reflected the attractiveness of stocks in these countries, especially Malaysia. However, certain situations can arise where even when companies are doing all the right things on a fundamental basis, other economic conditions such as currency devaluations can cause stocks to perform poorly. During the past six months, the fund was hurt by Thailand's decision to devalue its currency, which led to a contagion effect where many other countries in Southeast Asia also devalued their currencies. As a result, even though the fund owned stocks of companies whose earnings went up, their stock prices collapsed as the currencies collapsed. YTL Corporation was a prime example of this scenario. In addition, the devaluations led to higher interest rates, which over time will result in a weaker economy in many of these countries. The second factor that hurt the fund was the significant redemptions from it during the year, which resulted in the fund selling heavily in markets that were often illiquid. As a result, the fund didn't receive as good prices as it could have in a more stable situation.
Q. AT THE END OF THE PERIOD, THE FUND REMAINED INVESTED IN MALAYSIA. WHY DID THE FUND CONTINUE TO HOLD INVESTMENTS THERE?
R.H. While the fund remained invested in Malaysia, its weighting there fell from 28% of the fund's holdings six months ago to about 11% at the end of the period. The overweighted position at the start of the period reflected the strong fundamentals - or business prospects - and quality management of the Malaysian companies in which the fund invested. As I mentioned, the recent market decline in Malaysia was brought about by the Thai currency devaluation, which led to the devaluation of the Malaysian currency, the ringgit. As in many emerging markets, when the currency is under pressure, very few people want to buy equities. As a result, the valuations of most stocks became much cheaper relative to their companies' earnings potential, with overall price-to-earnings (P/E) ratios falling from around 10 times earnings to about four times earnings. In fact, even though many of these companies produced increased profits, their share prices went down, in some cases as much as 60%. The decline in the fund's Malaysian weighting reflected the effects of this "P/E multiple contraction" as well as the currency depreciation. The fund continued to hold these Malaysian stocks because even though they suffered from these share-price declines, they remained attractive on a fundamental basis.
Q. WERE THERE ANY BRIGHT SPOTS FOR THE FUND?
R.H. Yes, there were. The fund was helped by its holdings in South Africa, Mexico and Brazil. The fund had a combined investment of about 27% in the latter two countries at the end of the period. While all of the Latin American countries were pretty hard hit in October as a result of the volatility in Southeast Asia, many Latin American stocks still turned in positive performance over the 12-month period. Mexican companies, especially in the financial sector, started doing well after the economy began picking up earlier this year. Banks such as Grupo Financiero Bancomer did very well and saw increased loan growth. Top 10 holding Grupo Carso - a well-managed holding company with multi-industry exposure - was one of the fund's top contributors over the period. A number of the fund's holdings in Brazil also were strong performers. The fund's largest holding at the end of the period, Brazilian telephone company Telebras, and another top 10 holding, electric utility Centrais Electricas Brasileiras (Electrobras), did especially well because there was a great deal of optimism about the upcoming privatization of these state-controlled companies. Another top 10 holding that turned in a strong performance was Petrobras, Brazil's state-controlled oil company. I believed this stock was a very good long-term holding because Brazil imports the majority of its oil and wants to become less dependent on foreign oil sources and more reliant on internal resources.
Q. LET'S TALK ABOUT SOUTH AFRICA. YOU ALSO MENTIONED THAT HOLDINGS IN THIS COUNTRY DID WELL . . .
R.H. The fund increased its weighting in South Africa at the start of 1997, after the country's currency had devalued during the previous year. During 1997, this market performed well relative to the index. A top performer there was Nedcor, one of the country's largest and most efficiently run banks. I should also note that some Russian companies turned in strong performances over the period. Cellular operator Vimpel Communications benefited from an extremely strong Russian market that was up 139% in dollar terms over the past year. While the fund invested in Vimpel Communications and other Russian stocks that are traded on exchanges in the U.S., it did not invest directly in companies traded exclusively in the Russian stock market because Fidelity considered doing so too risky. This negatively affected the performance of the fund relative to its peers because many other emerging market funds had up to 10% invested directly in Russia, one of the top-performing emerging markets during the period.
Q. TURNING TO YOU, DAVID, HOW DOES THE FUND LOOK GOING FORWARD?
D.S. We are seeing a fair number of stocks showing good value in Latin America. The fund has taken good advantage of these buying opportunities in October. I'm quite optimistic about Mexico, in part because the overall earnings outlook there remains very favorable and disposable income among consumers is beginning to increase. In Brazil I remain confident that the privatization process will stay on track, so I expect to keep the fund overweighted in companies that can benefit from privatization, to take advantage of this process. In Southeast Asia, I will be focusing on companies that are earning hard currency in dollar terms - such as energy stocks - and companies that generate strong cash flow and have solid balance sheets - such as tobacco companies and companies in the beverage sector. In addition, Turkey looks good going forward because it is showing signs that it's tackling its inflation and budget deficit problems. As a result, I expect to accumulate stocks there over time. Lastly, conditions have improved in Mainland China as interest rates have fallen, so I expect to take advantage of the opportunities there.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DAVID STEWART ON HIS INVESTMENT APPROACH FOR FIDELITY
EMERGING MARKETS FUND:
"I use a fundamental, bottom-up approach. That is, I pick stocks for the fund one at a time, making my selections based on an individual company's business prospects.
Using the extensive research capabilities that we have at Fidelity, my stock selection will be based on a medium- to long-term outlook, especially in view of the current volatility in emerging markets. To that end, I'll also try to invest in larger-capitalization stocks that often are easier to sell in a down market.
"I'll also seek to restructure the fund in order to reflect a broad and balanced asset allocation process. This means staying closer to the country weightings reflected in the Morgan Stanley Emerging Markets index. By doing so, I will try to keep the fund's volatility in check. In addition, I plan to significantly reduce the number of the fund's holdings over time, to thereby enhance the focus of the fund. I also should note that I attempt to keep my turnover rates on holdings low. That's because after I do the research and buy what I consider to be a strong stock, I want to hold onto it." (solid bullet) While there was market volatility in Southeast Asian markets in October, most of the damage in that region occurred before that. Still, markets continued to tumble in October itself, when Hong Kong - which was immune to most of the earlier tumult in Southeast Asia - was hit very hard in October. At that point, the fund was not invested in the Hong Kong market. October's volatility also negatively affected most other emerging markets, especially those in Latin America. In essence, Asia caught a cold and Latin
America got the flu.

FUND FACTS
GOAL: long-term growth of capital by
investing mainly in equity securities of emerging market issuers, which can be found in regions such as Southeast Asia, Latin America and Eastern Europe
FUND NUMBER: 322
TRADING SYMBOL: FEMKX
START DATE: November 1, 1990
SIZE: as of October 31, 1997, more than
$499 million
MANAGER: David Stewart, since November
1997; manager, Fidelity Emerging Markets Pilot
Fund, since 1995; analyst covering emerging markets, since 1995; joined Fidelity in 1994
(checkmark)
EMERGING MARKETS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 8.0%
ARGENTINA 4.1%
ROW: 1, COL: 1, VALUE: 8.0
ROW: 1, COL: 2, VALUE: 4.9
ROW: 1, COL: 3, VALUE: 10.4
ROW: 1, COL: 4, VALUE: 3.6
ROW: 1, COL: 5, VALUE: 23.7
ROW: 1, COL: 6, VALUE: 12.7
ROW: 1, COL: 7, VALUE: 11.1
ROW: 1, COL: 8, VALUE: 7.2
ROW: 1, COL: 9, VALUE: 14.1
ROW: 1, COL: 10, VALUE: 4.1
THAILAND 4.9%
BRAZIL 14.1%
SOUTH AFRICA 10.4%
PHILIPPINES 3.6%
INDIA 7.2%
MALAYSIA 11.1%
OTHER 23.9%
MEXICO 12.7%
AS OF APRIL 30, 1997
UNITED STATES 3.3%
BRAZIL 12.5%
THAILAND 7.3%
ROW: 1, COL: 1, VALUE: 3.3
ROW: 1, COL: 2, VALUE: 7.3
ROW: 1, COL: 3, VALUE: 9.1
ROW: 1, COL: 4, VALUE: 5.7
ROW: 1, COL: 5, VALUE: 19.8
ROW: 1, COL: 6, VALUE: 6.3
ROW: 1, COL: 7, VALUE: 28.0
ROW: 1, COL: 8, VALUE: 5.1
ROW: 1, COL: 9, VALUE: 2.9
ROW: 1, COL: 10, VALUE: 12.5
SOUTH AFRICA 9.1%
INDIA 2.9%
INDONESIA 5.1%
PHILIPPINES 5.7%
OTHER 19.8%
MALAYSIA 28.0%
MEXICO 6.3%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   90.5%         94.6%

BONDS                    1.5%          2.1%

SHORT-TERM INVESTMENTS   8.0%          3.3%

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      IN THESE STOCKS
                                                      6 MONTHS AGO

TELEBRAS SPONSORED ADR                  3.3           6.1
(BRAZIL, TELEPHONE SERVICES)

CENTRAIS ELECTRICAS BRASILEIRAS SA      2.4           1.8
(BRAZIL, ELECTRIC UTILITIES)

INDOCHINA GOLDFIELDS LTD.               2.3           2.3
(CANADA, PRECIOUS METALS)

INDUSTRIAL FINANCE CORP.                2.3           3.4
 OF THAILAND (FOR. REG.)
(THAILAND, CREDIT & OTHER FINANCE)

INDUSTRIAL CREDIT AND INVESTMENTS       2.3           0.8
 CORP. LTD
(INDIA, CREDIT & OTHER FINANCE)

GRUPO CARSO SA DE CV CLASS A-1          1.8           2.7
(MEXICO, TOBACCO)

PETROBRAS PN (PFD. REG.)                1.8           0.9
(BRAZIL, OIL & GAS)

YTL CORP. BHD                           1.7           3.5
(MALAYSIA, CONSTRUCTION)

TELEFONOS DE MEXICO SA SPONSORED        1.7           0.0
 ADR REPRESENTING ORD. CLASS L SHARES
(MEXICO, TELEPHONE SERVICES)

HONG LEONG CREDIT BHD                   1.7           2.7
(MALAYSIA, CREDIT & OTHER FINANCE)

TOP TEN MARKET SECTORS
                             % OF FUND'S   % OF FUND'S
                             INVESTMENTS   INVESTMENTS
                                           IN THESE
                                           MARKET SECTORS
                                           6 MONTHS AGO

FINANCE                      31.1          38.4

UTILITIES                    16.2          12.6

NONDURABLES                  8.5           7.9

CONSTRUCTION & REAL ESTATE   8.3           11.7

ENERGY                       6.3           4.0

BASIC INDUSTRIES             5.9           4.8

HOLDING COMPANIES            4.8           6.0

PRECIOUS METALS              4.1           4.9

RETAIL & WHOLESALE           2.3           0.8

MEDIA & LEISURE              1.8           3.3

EMERGING MARKETS
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 90.4%
 SHARES VALUE (NOTE 1)
ARGENTINA - 4.1%
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing
 Class B shares   159,006 $ 3,853,411
Bansud SA Class B (a)  36,000  320,586
IRSA (Inversiones Y Representa) SA GDR 49,900 1,684,125 Perez Companc Class B 829,258 5,194,168
Telecom Argentina Class B
 sponsored ADR  93,500  2,366,719
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  219,800  7,033,600
  20,452,609
AUSTRALIA - 0.0%
Overseas & General Ltd. (a)  260,750  14,624
BANGLADESH - 0.0%
Beximco Pharmaceuticals Ltd. (a)  43,170  118,151
BRAZIL - 14.1%
Bradesco PN  534,036,354  3,971,628
Centrais Electricas Brasileiras SA 27,066,800 11,709,471 Compania Cervejaria Brahma PN
 (Pfd. Reg.) warrants 4/30/03 (a)  697,000  94,821
Compania Cervejaria Brahma PN
 (Pfd. Reg.)  8,380,648  5,244,556
Compania Energertica Minas Gerais 131,805,000 5,259,771 Itaubanco PN (Pfd. Reg.) 3,931,000 1,586,518
Klabin Industria de Papel e Celulose PN 1,413,887 1,089,973 Light Participacoes SA (a) 8,770,000 2,243,007
Petrobras PN (Pfd. Reg.)  47,760,000  8,879,740
Souza Cruz Industria Comerico  464,600  3,779,668
Telebras sponsored ADR  159,600  16,199,400
Telebras ON  44,735,000  3,975,680
Telesp ON (a)  1,896,269  404,157
Telesp PN (Pfd. Reg.)  15,402,635  4,023,181
Telesp PN rights 11/12/97 (a)  578,433  525
Votorantim Celulose e Papel SA
 (Pfd. Reg.)  47,768,505  1,139,843
  69,601,939
CANADA - 2.9%
Black Sea Energy Ltd. (a)(c)  729,300  1,501,629
First Dynasty Mines Ltd. (a)  1,178,900  770,058
Indochina Goldfields Ltd. (a) 2,918,800 11,397,920 Indochina Goldfields Ltd. (a)(c) 139,000 542,795
  14,212,402
CHILE - 1.8%
Compania Cervecerias Unidas SA
 sponsored ADR  58,500  1,425,938
Enersis SA sponsored ADR  50,000  1,650,000
Quinenco SA sponsored ADR  46,000  672,750
Soc Quimica y Minera de Chile ADR  98,000  5,083,750
Vina Concha Stet y Toro SA
 sponsored ADR  10,700  291,575
  9,124,013
CHINA (PEOPLES REPUBLIC) - 0.0%
Beijing Datang Power Class H (c)  58,000  29,263
Guangdong Electric Power
 Development Co. Ltd. Class B  50,000  28,202
  57,465
COLOMBIA - 1.6%
Banc Industrial Colombiano
 sponsored ADR  12,700  203,200
Suramericana de Seguros SA  340,700  7,558,885
  7,762,085

 SHARES VALUE (NOTE 1)
CZECH REPUBLIC - 0.5%
CEZ AS  72,800 $ 2,306,369
GREECE - 0.3%
Alpha Credit Bank  10,000  659,520
Ergo Bank SA (Reg.)  10,000  595,199
  1,254,719
HONG KONG - 0.3%
China Telecom (Hong Kong) Ltd. (a)  987,000  1,576,902
Magnum International Holdings Ltd.
 warrants 2/16/98 (a)  250,000  3,881
  1,580,783
INDIA - 7.2%
Bharat Petroleum Corp. Ltd.   144,600  1,734,404
Bajaj Auto Ltd.   28,150  448,193
Chemplast Sanmar Ltd.   210,000  167,538
Chemplast Sanmar Ltd. (c)  315,000  251,307
Colgate-Palmolive   49,050  387,610
Crompton Greaves Ltd.   221,700  260,734
Hindalco Industries Ltd.   25,000  652,682
Hindustan Petroleum Corp. Ltd.   20,000  262,724
ITC Ltd.   90,000  1,391,472
Industrial Credit & Investments Corp. Ltd.  4,655,860  11,303,429
Larsen and Toubro Ltd.   300  1,556
Mahindra & Mahindra Ltd. (a)  287,700  2,861,171
Mahindra & Mahindra Ltd. GDR  83,333  833,330
Mahanagar Telephone Nigam Ltd.   648,100  4,515,305
Oriental Bank of Commerce  450,000  733,494
Prime Securities (a)  289,100  66,012
Ranbaxy Laboratories Ltd.   20,250  394,415
Reliance Industries Ltd.   572  2,966
Reliance Industries Ltd. (New)  572  2,915
State Bank of India  1,090,000  7,886,382
TVS Suzuki  25,000  287,999
Tata Engineering & Locomotive Ltd.   83,130  728,388
Zee Telefilms Ltd.   88,300  301,216
  35,475,242
INDONESIA - 3.0%
Gulf Indonesia Resources Ltd.   50,000  1,050,000
PT Apac Centertex Corp.
 warrants 7/14/01 (a)  5,838,375  283,810
PT Astra International   2,011,000  1,494,286
PT Bank Bali (For. Reg.)  350,000  170,139
PT Bank Bali warrants 8/29/00
 (For. Reg.) (a)  200,000  47,222
PT Bank Dagang Nasional Indonesia
 warrants 2/14/00 (For. Reg.) (a)  3,100,000  93,861
PT Bank International Indonesia
 (For. Reg.)  500,000  107,639
PT Bank International Indonesia
 warrants 1/17/00 (For. Reg.) (a)  483,668  27,408
PT Bank PAN Indonesia (For. Reg.)  9,814,250  2,180,946
PT Bank PAN Indonesia
 warrants 6/26/00 (For. Reg.) (a)  1,973,464  49,337
PT Bhuwanatala Indah Permai
 warrants 11/28/01 (a)  1,260,000  45,500
PT Bank Niaga Tbk (For. Reg.)  2,758,139  440,537
PT Gudang Garam   15,000  42,500
PT Perdanacipta Multi Finance (a)(d)  11,714,000  976,167
PT Putra Surya Multidana (a)  643,500  223,438
Sampoerna Hanjaya Mandala   4,231,051  7,374,963
  14,607,753
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ISRAEL - 2.0%
Bank Hapoalim BM  866,000 $ 2,040,059
First International Bank of Israel  3,020  1,892,614
Gilat Satellite Networks Ltd. (a)  5,000  162,500
Koor Industries Ltd. sponsored ADR  148,200  3,167,775
Teva Pharmaceutical Industries Ltd. ADR  55,400  2,589,950
  9,852,898
KOREA (SOUTH) - 1.7%
Housing & Commercial Bank
 GDR (Reg.) (a)  80,000  660,000
Hyundai Fire & Marine Insurance Co.   7,100  205,275
Housing & Commercial Bank  127,490  1,400,408
Kookmin Bank  163,957  1,325,248
Lg Electronics, Inc.   45,000  606,217
Lg Insurance Co. Ltd.   26,700  827,285
Lg Semicon Co. Ltd. (a)  43,700  720,031
Samsung Electronics Co. Ltd. (vtg.)  9,129  358,538
Samsung Fire & Marine Insurance  8,195  2,165,517
  8,268,519
LUXEMBOURG - 0.3%
Quilmes Industrial SA sponsored ADR  130,000  1,608,750
MALAYSIA - 9.8%
Arab Malaysian Corp. BHD  3,274,428  2,893,226
Arab Malaysian Finance BHD (For. Reg.)  7,074,332  3,695,547
HLG Capital BHD  41,333  61,444
Hong Leong Bank BHD  1,186,000  1,168,298
Hong Leong Bank BHD
 warrants 2/28/99 (a)  4,080,675  852,678
Hong Leong Credit BHD  5,939,300  8,261,832
Hong Leong Credit BHD
 warrants 12/27/01 (a)  1,252,200  246,702
Hume Industries BHD  1,281,000  2,485,522
Industrial Oxygen, Inc. BHD  2,791,000  2,366,102
Kamunting Corp. BHD  1,737,000  440,731
Malaysian Plantations BHD  11,672,000  5,226,269
Sungei Bagen Rubber Co. BHD  10,000  304,478
YTL Cement BHD  2,620,800  2,644,270
YTL Corp. BHD  7,769,800  8,581,570
YTL Corp. BHD Class A (a)  4,883,400  5,218,678
YTL Corp. BHD warrants 9/30/02 (a)  976,680  3
YTL Power International BHD (a)  5,025,680  4,005,542
  48,452,892
MEXICO - 12.7%
Cifra SA de CV:
 Series A  253,465  465,190
 Series C  2,854,300  4,938,825
Corporacion Geo SA de CV
 Class B sponsored ADR (a)(c)   12,700  269,875
Corporacion Geo SA de CV (a)  1,021,640  5,510,516
DESC (Sociedad de Fomento
 Industrial SA) Class B  100,000  859,189
Fomento Economico Mexicano SA
 de CV Class B  431,000  3,034,487
Gruma SA Class B
 sponsored ADR (a)(c)  160,650  2,449,913
Grupo Carso SA de CV Class A-1  1,413,000  8,953,496
Grupo Financiero Bancomer Class B (a)  17,401,900  8,202,567
Grupo Elektra SA  4,250,000  5,781,623
Grupo Financiero Inbursa SA Class B  1,566,208  5,513,501
Grupo Modelo SA de CV Class C Ord.   159,300  1,178,592
Grupo Televisa SA de CV
 sponsored ADR (a)  44,700  1,385,700

 SHARES VALUE (NOTE 1)
Kimberly Clark de Mexico SA Class A  1,238,000 $ 5,436,563
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  197,000  8,520,250
  62,500,287
PAKISTAN - 0.8%
Askari Leasing Ltd.   17,200  9,478
Dandot Cement Co. Ltd. (a)  93,750  7,456
DG Kahn Cement Ltd. (a)  212,850  49,578
First Grindlays Modarba  490  159
Hub Power Co. Ltd. GDR (a)  62,200  1,959,300
Maple Leaf Cement Factory Ltd. (a)  270,000  40,801
Pakistan State Oil Co. Ltd.   145,011  1,565,246
Pakland Cement Ltd. (a)  30,000  4,602
Sunflo Cit-Russ Ltd. (a)  100  17
Sui Southern Gas Pipelines Ltd. (a)  110,167  74,102
Trust Leasing Corp. Ltd. (a)  20,666  2,700
Union Bank Ltd. (a)  2,743  717
  3,714,156
PERU - 0.2%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  50,000  896,875
PHILIPPINES - 3.5%
Centennial City, Inc. (a)  85,051,200  1,060,129
Empire East Land, Inc. (a)  114,586,000  2,759,151
Guoco Holdings Philippines, Inc.   105,122,000  3,275,759
Lepanto Consolidated Mining Co. (a)  250,268,000  3,403,069
Megaworld Properties &
 Holdings, Inc. (a)  86,599,250  4,072,373
Mondragon International
 Philippines, Inc.   78,440  4,266
PICOP Resources (a)  27,914,900  711,713
Robinson's Land Corp. (a)  51,999,000  2,180,126
United Paragon Mining Corp. (a)  45,000  523
  17,467,109
POLAND - 0.3%
Bank Handlowy W Warszawie SA (a)  117,000  1,571,191
Bank Slaski SA  1,000  58,250
BRE (Bank Rozwoju Eksportu)  1,000  18,077
Wedel SA  1,000  48,207
  1,695,725
RUSSIA - 1.8%
Mosenergo AO sponsored ADR  46,500  1,953,000
Tatneft AO sponsored ADR (c)  1,000  141,000
Tatneft AO sponsored ADR (Reg.)  19,900  2,805,900
Vimpel Communications sponsored ADR  118,900  3,893,975
  8,793,875
SINGAPORE - 0.1%
Transmarco Ltd.   40,000  274,634
SOUTH AFRICA - 10.4%
Amalgamated Banks of South Africa Ltd.   874,756  5,177,683
Anglo American Corp. of
 South Africa Ltd. (Reg.)  39,900  1,723,614
Barlow Rand Ltd. Ord.   218,000  2,195,846
Coronation Holdings Ltd.,
 Shares N (1/100th vtg.) (a)  59,200  954,085
Energy Africa Ltd. (a)  138,718  727,441
First National Bank Holdings Ltd.   510,000  3,850,156
Johnnies Industrial Corp. Ltd. (Reg.)  379,500  4,256,075
Liberty Life Association of Africa Ltd.   73,606  1,834,417
Metropolitan Life Ltd. (a)  200,000  427,830
NBS Boland Group Ltd. (a)  2,107,330  4,201,530
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SOUTH AFRICA - CONTINUED
Nedcor Ltd.   257,582 $ 5,403,070
Orion Selections Holdings Ltd.   414,700  1,033,520
Persetel Q Data Holdings Ltd.   488,000  3,065,836
Real Africa Holdings Ltd.   587,100  1,280,280
Rembrandt Group Ltd.   712,100  5,841,734
Sasol Ltd.   570,900  6,876,885
South African Breweries Ltd.   100,000  2,658,359
  51,508,361
SRI LANKA - 0.5%
Aitken Spence & Co. Ltd.   95,000  246,340
Development Finance Corp. of Ceylon  200,288  847,727
John Keells Holdings Ltd.   112,979  576,472
National Development Bank  150,000  602,258
  2,272,797
TAIWAN - 3.0%
Acer, Inc. (a)  732,500  1,006,742
Asustek Computer, Inc.   200,000  2,515,397
Cathay Life Insurance Co. Ltd.   1,516,000  6,781,459
Cathay Construction Co. Ltd.   1,580,000  1,690,114
China Trust Co. Ltd.   1,900,000  2,623,663
Taiwan Semiconductor
 Manufacturing Co. Ltd. (a)  20,000  63,209
  14,680,584
THAILAND - 4.9%
Ayudhya Insurance Co.   181,800  904,015
Bangkok Bank Ltd. (For. Reg.)  50,000  170,628
Bangkok Expressway PCL (For. Reg.) (a)  350,000  255,941
Bangkok Union Insurance Co. Ltd.
 (For. Reg.)  50,000  14,321
Bumrungrad Hospital PCL (For. Reg.)  46,600  15,619
Charan Insurance PCL (For. Reg.) (d)  317,300  160,487
Deves Insurance Co., Ltd.   60,000  77,514
First City Investment Public Co. Ltd. FCI
 (For. Reg.)  588,200  60,218
Industrial Finance Corp. of Thailand
 (For. Reg.)  13,720,966  11,371,429
Kiatnakin Finance & Securities PCL
 warrants 3/30/00 (a)  24,516  7,320
Krung Thai Bank Ltd. (For. Reg.)  2,479,210  846,044
Nithipat Capital PCL (a)  2,395,900  547,509
Nithipat Capital PCL (For. Reg.)
 warrants 12/15/99 (a)   49,800  5,341
S Khon Kaen Food Industry PCL
 (For. Reg.)  30,700  51,634
Safety Insurance PCL (For. Reg.)  363,200  75,252
Siam City Bank PCL (For. Reg.)
 rights 11/30/97 (a)  1,000,275  -
Siam City Bank PCL (For. Reg.)   2,000,550  429,125
Securities One PCL (For. Reg.)  766,000  184,848
Siam Commercial Life Assurance
 (For. Reg.) (a)  215,100  44,042
Thai Farmers Bank PCL  89,100  238,903
Thai Farmers Bank PCL
 (For. Reg.) warrants 9/15/02 (a)  123,987  43,067
Thai Military Bank Ltd. (For. Reg.)  19,750,980  7,823,361
Thai Reinsurance Co. Ltd. (For. Reg.)  340,000  646,435
Tong Hua Daily News Co. Ltd.
 (For. Reg.) (d)  639,200  63,881
  24,036,934

 SHARES VALUE (NOTE 1)
TURKEY - 1.6%
Akbank  57,359,505 $ 3,891,125
Anadolu Anonim Turk Sigoria SK (a)  20,588,000  759,771
Haci Omer Sabanci Holding AS  14,691,400  853,113
Turkiye Garanti Bankasi AS  17,854,025  920,491
Yapi Ve Kredi Bankasi AS  51,062,300  1,551,823
  7,976,323
UNITED KINGDOM - 0.1%
Bakyrchik Gold PLC (a)  1,155,673  444,824
VENEZUELA - 0.9%
Electricidad de Caracas  2,031,312  2,667,689
Mavesa SA sponsored ADR  224,375  1,682,813
  4,350,502
TOTAL COMMON STOCKS
 (Cost $690,206,006)   445,364,199
CONVERTIBLE PREFERRED STOCKS - 0.1%
PHILIPPINES - 0.1%
PDCP Development Bank (a)
 (Cost $859,496)  2,252,138  376,420
CONVERTIBLE BONDS - 1.5%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (E)
MALAYSIA - 1.3%
Arab Malaysian Finance BHD:
 7 1/2%, 11/20/99 - MYR 3,029,666  551,671
 7 1/2%, 12/31/02
  (For. Reg.) - MYR 9,240,292  1,379,148
Malaysian Plantations BHD
 5%, 3/31/02 - MYR 16,268,000  2,452,340
Multi-Purpose Holdings BHD
 3%, 1/13/02 - MYR 18,409,000  2,225,567
  6,608,726
NETHERLANDS - 0.2%
Liblife International NV euro
 6 1/2%, 9/30/04 -  1,000,000  1,080,000
TOTAL CONVERTIBLE BONDS
 (Cost $22,623,711)   7,688,726
CASH EQUIVALENTS - 8.0%
Taxable Central Cash Fund (b)
 (Cost $39,351,984)  39,351,984  39,351,984
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $753,041,197)  $ 492,781,329
CURRENCY ABBREVIATIONS
MYR - Malaysian ringgit
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,185,782 or 1.0% of net assets.
(d) Affiliated Company (See Note 9 of Notes to Financial Statements).
(e) Principal amount in United States dollars unless otherwise noted. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $695,875,376 and $1,155,774,254, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $12,752 for the period.
The fund participated in the interfund lending program as a borrower. The maximum loan and average daily balance during the period for which loans were outstanding amounted to $15,455,000 and $8,912,333, respectively. The weighted average interest rate was 5.62%. Interest expense includes $8,355 paid under the interfund lending program (see
Note 5 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which loans were outstanding amounted to $14,063,000 and $9,274,556, respectively. The weighted average interest rate was 6.00%. Interest expense includes $13,913 paid under the bank borrowing program (see Note 6 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Asiamatrix Ltd. $ - $ 597,310 $ - $ -
Charan Insurance PCL (For. Reg.)  -  -  -  160,487
Heilongjiang Electric Power Co.
 Ltd. Class B  -  1,069,187  -  -
Liberty Telecoms Holdings, Inc.  -  2,219,482  -  -
PICOP Resources  -  5,345,706  71,325  -
PT Apac Centertex Corp.   -  6,485,466  -  -
PT Bhuwanatala Indah Permai   -  539,120  -  -
PT Perdanacipta Multi Finance   -  -  -  976,167
Tong Hua Daily News Co. Ltd.
 (For. Reg.)  -  69,807  11,347  63,881
Totals $ - $ 16,326,078 $ 82,672 $ 1,200,535
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries   5.9%
Cash Equivalents   8.0
Construction & Real Estate   8.3
Durables    0.3
Energy    6.3
Finance   31.1
Health    0.6
Holding Companies    4.8
Media & Leisure   1.8
Nondurables   8.5
Precious Metals   4.1
Retail & Wholesale   2.3
Services    0.2
Technology    1.6
Utilities   16.2
     100.0%
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $756,864,473. Net unrealized depreciation aggregated $264,083,144, of which $63,674,134 related to appreciated investment securities and $327,757,278 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $97,011,000, all of which will expire on September 30, 2004.
EMERGING MARKETS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                    $
492,781,329
(COST $753,041,197) - SEE ACCOMPANYING SCHEDULE


CASH
59,959

FOREIGN CURRENCY HELD AT VALUE NEW TAIWAN DOLLARS (COST $15,781,881)
14,626,888

RECEIVABLE FOR INVESTMENTS SOLD
37,030,523

RECEIVABLE FOR FUND SHARES SOLD
1,464,676

DIVIDENDS RECEIVABLE
333,823

INTEREST RECEIVABLE
281,812

REDEMPTION FEES RECEIVABLE                                                                                             1,976


 TOTAL ASSETS
546,580,986

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 42,278,766


PAYABLE FOR FUND SHARES REDEEMED                                                                        4,207,058


ACCRUED MANAGEMENT FEE                                                                                  373,054


OTHER PAYABLES AND                                                                                      554,045

ACCRUED EXPENSES


 TOTAL LIABILITIES
47,412,923

NET ASSETS                                                                                                            $
499,168,063

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                       $
895,064,634

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
(10,147,750)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
(124,068,621)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
(261,680,200)
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 48,217,859                                                                                            $
499,168,063
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($499,168,063 (DIVIDED BY) 48,217,859 SHARES)
$10.35

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $10.35)
$10.67


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                   $ 23,657,583
DIVIDENDS (INCLUDING $82,672 RECEIVED FROM AFFILIATED ISSUERS)

INTEREST                                                                             1,792,482

                                                                                     25,450,065

LESS FOREIGN TAXES WITHHELD                                                          (1,870,645)

 TOTAL INCOME                                                                        23,579,420

EXPENSES

MANAGEMENT FEE                                                     $ 7,910,780

TRANSFER AGENT FEES                                                 3,447,197

ACCOUNTING FEES AND EXPENSES                                        588,031

NON-INTERESTED TRUSTEES' COMPENSATION                               7,472

CUSTODIAN FEES AND EXPENSES                                         1,755,273

REGISTRATION FEES                                                   54,846

AUDIT                                                               92,473

LEGAL                                                               13,578

INTEREST                                                            22,268

REPORTS TO SHAREHOLDERS                                             167,025

MISCELLANEOUS                                                       207,818

 TOTAL EXPENSES BEFORE REDUCTIONS                                   14,266,761

 EXPENSE REDUCTIONS                                                 (67,887)         14,198,874

NET INVESTMENT INCOME                                                                9,380,546

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                   26,877,909
 REALIZED LOSS OF $6,084,350
 ON SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                      (581,894)        26,296,015

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              (355,716,778)

 ASSETS AND LIABILITIES IN                                          (1,341,873)      (357,058,651)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                      (330,762,636)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $ (321,382,090)

OTHER INFORMATION                                                                   $ 756,295
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                                 $ 67,582
 DIRECTED BROKERAGE ARRANGEMENTS

  TRANSFER AGENT CREDITS                                                             305

                                                                                    $ 67,887


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996



OPERATIONS                                                                                       $ 9,380,546      $
9,827,956
NET INVESTMENT INCOME


 NET REALIZED GAIN (LOSS)                                                                         26,296,015
(12,982,670)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                             (357,058,651)
124,808,332

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  (321,382,090)
121,653,618

DISTRIBUTIONS TO SHAREHOLDERS                                                                     (9,380,546)
(12,640,733)
FROM NET INVESTMENT INCOME


 IN EXCESS OF NET INVESTMENT INCOME                                                               (8,604,392)
(6,384,938)

 TOTAL DISTRIBUTIONS                                                                              (17,984,938)
(19,025,671)

SHARE TRANSACTIONS                                                                                345,209,422
640,979,260
NET PROCEEDS FROM SALES OF SHARES


 REINVESTMENT OF DISTRIBUTIONS                                                                    17,580,514
18,581,507

 COST OF SHARES REDEEMED                                                                          (788,069,622)
(595,850,851)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          (425,279,686)
63,709,916

REDEMPTION FEES                                                                                   650,998          1,242,758


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         (763,995,716)
167,580,621

NET ASSETS


 BEGINNING OF PERIOD                                                                              1,263,163,779
1,095,583,158

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $10,147,750 AND    $ 499,168,063    $
1,263,163,779
$1,970,323, RESPECTIVELY)


OTHER INFORMATION

SHARES


 SOLD                                                                                             20,888,778
38,644,131

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                          1,073,294        1,242,911


 REDEEMED                                                                                         (49,788,241)
(36,185,962)

 NET INCREASE (DECREASE)                                                                          (27,826,169)     3,701,080




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                    1996   1995   1994 D   1993




NET ASSET VALUE, BEGINNING OF PERIOD                    $ 16.61     $ 15.14       $ 19.25       $ 16.18       $ 11.05

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                  .15 C       .12 C         .05           .06           .06 C

 NET REALIZED AND UNREALIZED GAIN (LOSS)                (6.17)      1.60          (4.13)        2.97          5.28

 TOTAL FROM INVESTMENT OPERATIONS                       (6.02)      1.72          (4.08)        3.03          5.34

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.13)       (.18)         (.04)         (.04)         (.08)

 IN EXCESS OF NET INVESTMENT INCOME                     (.12)       (.09)         -             (.01)         -

 FROM NET REALIZED GAIN                                 -           -             -             -             (.15)

 TOTAL DISTRIBUTIONS                                    (.25)       (.27)         (.04)         (.05)         (.23)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                .01         .02           .01           .09           .02

NET ASSET VALUE, END OF PERIOD                          $ 10.35     $ 16.61       $ 15.14       $ 19.25       $ 16.18

TOTAL RETURN A, B                                       (36.74)%    11.69%        (21.17)%      19.32%        49.58%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                 $ 499,168   $ 1,263,164   $ 1,095,583   $ 1,976,371   $ 757,737

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.36%       1.30%         1.28%         1.52%         1.91%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                              1.35% E     1.29% E       1.28%         1.52%         1.91%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS    .89%        .74%          .46%          .39%          .44%

PORTFOLIO TURNOVER RATE                                 69%         77%           78%           107%          57%

AVERAGE COMMISSION RATE F                               $ .0020     $ .0017

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
SALES CHARGE. C  NET INVESTMENT INCOME PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. D  EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT
OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL
STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. E
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


EUROPE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1   PAST 5    PAST 10
OCTOBER 31, 1997                       YEAR     YEARS     YEARS

EUROPE                                 23.35%   139.61%   227.80%

EUROPE (INCL. 3% SALES CHARGE)         19.65%   132.42%   217.97%

MORGAN STANLEY CAPITAL                 26.30%   134.80%   258.32%
 INTERNATIONAL EUROPE INDEX

EUROPEAN REGION                        20.38%   127.37%   160.27%
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization weighted index of over 550 stocks traded in 14 European markets. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 68 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   PAST 10
OCTOBER 31, 1997                 YEAR     YEARS    YEARS

EUROPE                           23.35%   19.10%   12.61%

EUROPE (INCL. 3% SALES CHARGE)   19.65%   18.37%   12.26%

MORGAN STANLEY CAPITAL           26.30%   18.61%   13.61%
 INTERNATIONAL EUROPE INDEX

EUROPEAN REGION                  20.38%   17.72%   9.83%
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971031 19971111 103817 S00000000000001
             Europe                      MS Europe Index (Net)
             00301                       MS002
  1987/10/31       9700.00                    10000.00
  1987/11/30       9266.75                     9559.87
  1987/12/31       9956.74                    10115.96
  1988/01/31       9483.37                     9700.97
  1988/02/29       9531.51                    10271.84
  1988/03/31       9972.79                    10554.43
  1988/04/30      10253.60                    10751.10
  1988/05/31      10141.27                    10549.97
  1988/06/30       9916.63                    10443.56
  1988/07/31       9812.32                    10466.95
  1988/08/31       9298.84                     9991.83
  1988/09/30       9732.09                    10535.61
  1988/10/31      10398.01                    11511.36
  1988/11/30      10526.39                    11653.32
  1988/12/31      10537.96                    11715.90
  1989/01/31      11038.21                    12140.16
  1989/02/28      11062.81                    12002.31
  1989/03/31      11251.43                    12089.30
  1989/04/30      11735.27                    12424.84
  1989/05/31      11415.44                    11788.18
  1989/06/30      11727.07                    12274.54
  1989/07/31      12776.76                    13719.36
  1989/08/31      12678.36                    13547.99
  1989/09/30      13252.41                    13780.64
  1989/10/31      12333.92                    12877.12
  1989/11/30      13055.59                    13592.08
  1989/12/31      13945.17                    15055.08
  1990/01/31      14119.38                    15014.74
  1990/02/28      13754.36                    14654.95
  1990/03/31      14169.15                    14861.72
  1990/04/30      13887.10                    14467.32
  1990/05/31      14741.56                    15644.75
  1990/06/30      15355.44                    16194.22
  1990/07/31      16284.57                    16876.18
  1990/08/31      14343.36                    15202.92
  1990/09/30      12924.79                    13412.46
  1990/10/31      13505.49                    14542.74
  1990/11/30      13488.90                    14688.87
  1990/12/31      13304.94                    14476.74
  1991/01/31      13568.15                    14963.86
  1991/02/28      14391.75                    16272.78
  1991/03/31      13619.10                    15180.70
  1991/04/30      13585.13                    15022.00
  1991/05/31      13644.57                    15465.12
  1991/06/30      12447.38                    14167.19
  1991/07/31      13075.69                    15147.71
  1991/08/31      13338.90                    15424.26
  1991/09/30      13822.87                    15887.81
  1991/10/31      13525.70                    15553.11
  1991/11/30      13118.15                    15186.99
  1991/12/31      13858.45                    16374.92
  1992/01/31      13919.88                    16370.21
  1992/02/29      14086.64                    16433.06
  1992/03/31      13603.92                    15857.95
  1992/04/30      14499.15                    16733.19
  1992/05/31      15210.06                    17685.42
  1992/06/30      15069.63                    17356.07
  1992/07/31      14525.48                    16735.98
  1992/08/31      14569.36                    16681.41
  1992/09/30      14341.17                    16405.52
  1992/10/31      13270.41                    15260.84
  1992/11/30      13261.63                    15253.39
  1992/12/31      13508.73                    15603.32
  1993/01/31      13437.16                    15629.53
  1993/02/28      13517.68                    15808.34
  1993/03/31      14403.35                    16621.57
  1993/04/30      14877.50                    16988.17
  1993/05/31      15056.42                    17170.93
  1993/06/30      14635.95                    16920.08
  1993/07/31      14644.90                    16978.16
  1993/08/31      15834.74                    18468.01
  1993/09/30      15816.85                    18410.64
  1993/10/31      16487.81                    19177.62
  1993/11/30      16165.75                    18763.65
  1993/12/31      17178.35                    20172.39
  1994/01/31      18418.21                    21199.69
  1994/02/28      17986.96                    20448.92
  1994/03/31      17483.83                    19870.14
  1994/04/30      17986.96                    20692.94
  1994/05/31      17295.15                    19813.32
  1994/06/30      17088.51                    19605.30
  1994/07/31      17870.16                    20632.81
  1994/08/31      18436.18                    21287.23
  1994/09/30      18184.62                    20443.12
  1994/10/31      19029.16                    21333.69
  1994/11/30      18319.38                    20516.51
  1994/12/31      18253.05                    20633.14
  1995/01/31      17860.61                    20471.61
  1995/02/28      18180.03                    20935.43
  1995/03/31      18618.11                    21906.95
  1995/04/30      19247.84                    22607.53
  1995/05/31      19631.15                    23070.41
  1995/06/30      20187.87                    23287.90
  1995/07/31      21091.40                    24501.76
  1995/08/31      20689.83                    23554.57
  1995/09/30      21602.48                    24266.12
  1995/10/31      21456.46                    24151.51
  1995/11/30      21319.56                    24323.24
  1995/12/31      21691.02                    25094.04
  1996/01/31      21757.56                    25258.09
  1996/02/29      22556.00                    25718.23
  1996/03/31      23107.31                    26025.75
  1996/04/30      23459.00                    26214.06
  1996/05/31      24133.88                    26416.62
  1996/06/30      24390.52                    26707.50
  1996/07/31      23924.76                    26372.96
  1996/08/31      24732.71                    27155.56
  1996/09/30      25150.94                    27726.95
  1996/10/31      25778.29                    28370.65
  1996/11/30      26766.84                    29808.31
  1996/12/31      27249.87                    30385.72
  1997/01/31      27137.22                    30475.96
  1997/02/28      27720.93                    30887.38
  1997/03/31      28243.19                    31894.31
  1997/04/30      28140.79                    31743.78
  1997/05/31      29451.57                    33107.81
  1997/06/30      30885.23                    34772.47
  1997/07/31      31858.08                    36408.17
  1997/08/31      30373.21                    34334.37
  1997/09/30      33189.34                    37670.63
  1997/10/31      31796.63                    35831.93
IMATRL PRASUN   SHR__CHT 19971031 19971111 103820 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1987 and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $31,797 - a 217.97% increase on the initial investment. For comparison, look at how the the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $35,832 - a 258.32% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Sally Walden, Portfolio Manager of
Fidelity Europe Fund
Q. HOW DID THE FUND PERFORM, SALLY?
A. For the 12 months that ended October 31, 1997, the fund produced a return of 23.35%. The Morgan Stanley Capital International Europe Index returned 26.30% in that time frame, while the European region funds average, as tracked by Lipper Analytical Services, returned 20.38%.
Q. ALTHOUGH THE FUND BEAT ITS LIPPER PEER GROUP, CAN YOU EXPLAIN WHY IT UNDERPERFORMED THE INDEX?
A. The main reason for the underperformance versus the benchmark index was the bias of the portfolio toward medium-sized companies. In most European markets, stocks outside the market leaders trailed the rise in large-capitalization, blue chip stocks. This was particularly the case in the United Kingdom, where investors were worried that higher interest rates and a stronger currency would have a negative impact on the outlook for smaller companies. Investors also focused on companies that were restructuring or benefited from the strength of the U.S. dollar, and this favored large-cap stocks. In terms of sectors, the fund's underexposure to technology stocks also kept the fund behind the index.
Q. CAN YOU DESCRIBE THE MARKET ENVIRONMENT?
A. In general, most markets performed strongly, though there was a fair degree of divergence in performance. With the exception of the U.K., the strength of the U.S. dollar resulted in dollar-based investors giving up some of their overall gains. The factors that caused markets to rise were: (1) the stronger dollar, which made European exports attractive; (2) lower interest rates and bond yields, which improved the relative valuation of equities; (3) a pick-up in economic growth that led to expectations of higher profit growth; and
(4) the positive effects from the rise in the U.S. stock market. The best-performing market, in U.S. dollar terms, was Finland (up 45.2%), which benefited from strong performances from communications company Nokia and the overall financial sector. Italy (43.5%) and Spain (37.4%) benefited from a sharp decline in bond yields, which made equities look relatively attractive. The high return in Switzerland (31.2%) can be attributed to continued restructuring and mergers among some of the largest stocks in the market. The U.K. market returned 27.2% and the other major markets, Germany and France, returned 20.7% and 15.0%, respectively.
Q. WHICH HOLDINGS PERFORMED PARTICULARLY WELL?
A. Many of the fund's financial sector positions performed strongly. In the U.K., banks such as Lloyds TSB Group and Barclays announced better-than-expected profit results. In Italy, Credito Italiano announced restructuring plans and aggressive financial targets for its underlying businesses. Corporate consolidation activity among Nordic banks, such as Nordbanken, resulted in a strong performance from this sector of the market. In the insurance sector, Skandia Foersaekrings benefited from investor recognition that its life insurance business was worth more than previously estimated. Among health care and pharmaceutical companies, Amersham International merged with Nycomed; and Ares Serono announced a dramatic profits recovery after previous years of disappointment. Kuoni Reisen, a Swiss travel agency, saw a boost to its profits from continued cost-cutting, restructuring and a buoyant holiday market.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. In general, a number of media-related stocks underperformed the market. In France, Canal Plus and TF1 suffered from increased competition and a slowdown in advertising revenue. Both stocks were sold out of the fund during the period. The turmoil in Southeast Asia adversely impacted companies with exposure to the region, including banking stocks HSBC and Standard Chartered Bank, and luxury goods manufacturer Gucci. Deutsche Telecom announced disappointing profit results, which caused its share price to decline. That position also was sold during the period.
Q. HAVE THERE BEEN ANY MAJOR CHANGES TO COUNTRY WEIGHTINGS OVER THE
YEAR?
A. There have been modest changes to the geographical weightings in the portfolio. The exposure to Scandinavia declined, but remained a significant regional exposure at period's end. Sweden, which is the largest market in the Nordic region, accounted for a dominant portion of this exposure. The proportion of the fund invested in Germany was increased, but that market is still underweighted in the fund relative to the benchmark index. This reflects the difficulty in finding companies that are managed in the interests of shareholders and are attractively valued. Many of the largest holdings were U.K. stocks, reflecting the fact that the U.K. is the largest market in Europe. The U.K.'s weighting in the portfolio was in line with its weighting in the index.
Q. IS THE FUND STILL BIASED TOWARD MEDIUM-SIZED COMPANIES?
A. Yes, but less so than a year ago. About two-thirds of the fund is invested in stocks with market capitalizations above $5 billion, while the benchmark index has 80% of its value in this tier of the market. Over 25% of the fund is invested in companies with market capitalizations between $500 million and $1 billion. To some extent, the higher weighting in large-cap stocks has resulted in a more concentrated portfolio. A year ago, the fund had about 135 holdings. Now, there are close to 120.
Q. DID YOU FAVOR ANY PARTICULAR INDUSTRY SECTORS?
A. The largest exposure was to the financial sector, namely the stocks of banks, and insurance and financial services companies. This sector is experiencing a favorable consolidation trend as companies seek to gain a competitive position in their home market and reduce costs through mergers and acquisitions. We are also beginning to see mergers between companies from different countries. Financial services companies also are benefiting from growth in demand for savings products. The health care sector - specifically pharmaceutical stocks
- was also attractive. Most of these stocks are growth-oriented, but some also represent restructuring or cost-cutting stories, such as Novartis and Nycomed Amersham. The portion of the portfolio invested in media companies has declined, but the sector remains overweighted relative to the index.
Q. WHAT IS THE OUTLOOK FOR EUROPEAN MARKETS AND THE FUND?
A. European markets recently have suffered from the sharp declines in markets in Southeast Asia and Japan. Looking ahead, it seems unlikely that interest rates or bond yields will be as positive an influence on share prices as they were last year, and the same may be true for the effect of the strong U.S. dollar. Nevertheless, underlying business prospects look healthy overall. Growth in the European economy is broadening and I believe corporate profits could surprise on the upside over the coming year. Valuations are also more reasonable after these recent market corrections. Corporate restructuring should continue to be an important theme in the market. As discussed previously, the portfolio retains its bias toward medium-sized stocks. It is in this segment of the market that I'm typically able to find the most relative value. My stock selection favors companies with predictable or visible profits growth. This may be achieved through strong sales growth, restructuring or cost-cutting. I also have a particular focus on companies that are managed in the interests of shareholders and on companies that are moving in this direction. Given the current investment environment, I'm comfortable with the way the fund is positioned.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SALLY WALDEN DISCUSSES EUROPE'S ONGOING CORPORATE
SHUFFLE:
"In Europe, October 13, 1997, has become known as `Mad
Monday.' On this day, six merger and acquisition deals worth about $87 billion were announced within 45 minutes. In a period when European markets were under pressure from Asian and U.S. market volatility - not to mention the previous week's rise in German interest rates - this `merger mania' caused share prices in Europe to rise sharply. It is very likely that such activity will continue, which could be rewarding for stock pickers.
"Corporate activity has in fact been rising steadily over the last few years; thus far in 1997, deals worth over $250 billion were announced. The majority of these deals have been domestic, but five of the six bids on `Mad Monday' involved companies in different countries. This is a trend that could gather momentum. There are a number of fundamental developments in Europe that have encouraged this level of activity. As we draw nearer to a uniform currency and a single European market, companies increasingly see their home market as Europe and not restricted by country borders. "The sectors where market followers believe corporate activity could be particularly high include aerospace and defense, banks, engineering, food, retailing, paper and telecommunications. The performance of the fund has already benefited from takeover activity in some of these sectors. The largest sector exposure in the fund is to financial stocks, and over the last year, holdings linked with consolidation activity included Nordbanken, BBL, Lloyds TSB Group, Fokus Bank and Trygg Hansa. Other holdings that have been the subject of consolidation include Salomon, the French ski equipment manufacturer; Sandoz, which merged with Ciba-Geigy to form Novartis; and Sun Alliance, a U.K.-based insurance company that merged with Royal Insurance.
"The increase in corporate activity has important implications for stock selection and fund performance. At Fidelity, each one of our 44 in-house analysts is responsible for covering a sector on a pan-European basis. While we do not actively seek out takeover or merger candidates, our in-depth knowledge of industries often highlights those sectors that could benefit from consolidation or companies that have the attributes to make them attractive to an acquiror .
"This background leads me to believe that emphasizing a stock-picking approach should prove very rewarding over the coming year. "

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of European issuers
FUND NUMBER: 301
TRADING SYMBOL: FIEUX
START DATE: October 1, 1986
SIZE: as of October 31, 1997, more than
$916 million
MANAGER: Sally Walden, since 1992; also
manages various funds for non-U.S. investors;
joined Fidelity in 1984
(checkmark)
EUROPE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 2.6%
FRANCE 10.2%
ROW: 1, COL: 1, VALUE: 2.6
ROW: 1, COL: 2, VALUE: 34.5
ROW: 1, COL: 3, VALUE: 9.4
ROW: 1, COL: 4, VALUE: 9.699999999999999
ROW: 1, COL: 5, VALUE: 10.9
ROW: 1, COL: 6, VALUE: 5.5
ROW: 1, COL: 7, VALUE: 3.9
ROW: 1, COL: 8, VALUE: 3.4
ROW: 1, COL: 9, VALUE: 9.9
ROW: 1, COL: 10, VALUE: 10.2
GERMANY 9.9%
UNITED KINGDOM
34.5%
IRELAND 3.4%
ITALY 3.9%
NETHERLANDS 5.5%
OTHER 10.9%
SWITZERLAND 9.4%
SWEDEN 9.7%
AS OF APRIL 30, 1997
FRANCE 11.2%
UNITED STATES 5.9%
ROW: 1, COL: 1, VALUE: 5.9
ROW: 1, COL: 2, VALUE: 35.1
ROW: 1, COL: 3, VALUE: 8.6
ROW: 1, COL: 4, VALUE: 8.9
ROW: 1, COL: 5, VALUE: 3.6
ROW: 1, COL: 6, VALUE: 10.9
ROW: 1, COL: 7, VALUE: 4.2
ROW: 1, COL: 8, VALUE: 4.9
ROW: 1, COL: 9, VALUE: 6.7
ROW: 1, COL: 10, VALUE: 11.2
GERMANY 6.7%
ITALY 4.9%
UNITED KINGDOM
35.1%
NETHERLANDS 4.2%
OTHER 10.9%
SPAIN 3.6%
SWITZERLAND 8.6%
SWEDEN 8.9%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   97.4          94.1

SHORT-TERM INVESTMENTS   2.6           5.9

TOP TEN STOCKS
                                            % OF FUND'S   % OF FUND'S
                                            INVESTMENTS   INVESTMENTS
                                                          IN THESE STOCKS
                                                          6 MONTHS AGO

SHELL TRANSPORT & TRADING CO. PLC (REG.)    3.1           2.0
(UNITED KINGDOM, OIL & GAS)

NOVARTIS AG (REG.)                          2.7           2.6
(SWITZERLAND, DRUGS & PHARMACEUTICALS)

LLOYDS TSB GROUP PLC                        2.1           2.0
(UNITED KINGDOM, BANKS)

TOTAL SA CLASS B                            2.1           1.6
(FRANCE, OIL & GAS)

BRITISH PETROLEUM PLC ORD.                  2.1           2.3
(UNITED KINGDOM, OIL & GAS)

TELECOM ITALIA MOBILE SPA                   2.0           2.3
(ITALY, TELEPHONE SERVICES)

GLAXO WELLCOME PLC                          1.8           1.9
(UNITED KINGDOM, DRUGS & PHARMACEUTICALS)

HSBC HOLDINGS PLC ORD.                      1.8           1.1
(UNITED KINGDOM, BANKS)

SKANDIA FOERSAEKRINGS AB                    1.5           1.2
(SWEDEN, INSURANCE)

SMITHKLINE  BEECHAM PLC ORD.                1.3           1.1
(UNITED KINGDOM, DRUGS & PHARMACEUTICALS)

TOP TEN MARKET SECTORS
                             % OF FUND'S   % OF FUND'S
                             INVESTMENTS   INVESTMENTS
                                           IN THESE
                                           MARKET  SECTORS
                                           6 MONTHS AGO

FINANCE                      27.8          27.3

HEALTH                       12.8          12.6

ENERGY                       8.9           7.7

UTILITIES                    8.6           8.5

DURABLES                     7.2           4.9

MEDIA & LEISURE              5.9           8.2

RETAIL & WHOLESALE           5.5           6.0

SERVICES                     4.3           5.0

BASIC INDUSTRIES             3.6           1.8

CONSTRUCTION & REAL ESTATE   3.5           3.5

EUROPE
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.2%
 SHARES VALUE (NOTE 1)
AUSTRIA - 0.5%
OMV AG  34,100 $ 4,848,341
BELGIUM - 1.0%
BBL (Banque Bruxelles Lambert)  35,700  9,059,692
DENMARK - 1.5%
Den Danske Bank Group AS  78,400  8,837,840
International Service Systems AS,
 Series B (a)  159,300  4,829,111
  13,666,951
FINLAND - 2.9%
Cultor OY Ord., Series 2  103,900  5,557,115
KCI (Konecranes International)  145,900  5,493,435
Sampo Insurance Co. Ltd.   263,800  7,895,154
Spontel OY Class A  554,900  3,428,616
UPM-Kymmene Corp.   175,500  3,947,818
  26,322,138
FRANCE - 10.2%
Accor SA  5,808  1,079,773
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  66,300  7,987,744
BIC  61,240  4,183,056
Credit Commercial de France Ord.  124,900  7,065,548
Elf Sanofi SA  80,500  7,636,209
France Telecom SA  7,600  287,190
Groupe Photo Services GPS  32,200  5,178,130
Nationale Elf Aquitaine  79,200  9,788,695
Rhone Poulenc SA Class A  246,300  10,722,691
Societe Generale Class A  80,450  11,001,567
Total SA Class B  168,678  18,687,010
Union Assurancesfederale SA  68,194  7,613,902
  91,231,515
GERMANY - 7.4%
Adidas AG  50,500  7,318,841
Allianz Aktiengesellschaft
 Holdings (Reg.)  36,800  8,288,000
(BMW) Muenchen Bayerische
 Motorenwerke AG  6,100  4,483,942
BHF Bank (Bank Berlin Hand)  148,700  4,482,551
Dresdner Bank AG Ord.   246,300  10,109,009
Gehe AG  154,910  8,172,064
Hoechst AG Ord.   206,400  7,885,072
Mannesmann AG Ord.   19,940  8,438,377
Veba AG Ord.   125,310  6,991,935
  66,169,791
IRELAND - 3.4%
Bank of Ireland, Inc.   819,500  10,282,713
CRH PLC  678,360  8,162,343
IWP International (UK Reg.)  605,060  2,835,190
Independent Newspapers PLC  827,900  4,502,845
Smurfit (Jefferson) Group PLC  1,458,100  4,228,798
  30,011,889
ITALY - 3.2%
Aeroporti di Roma Spa (a)  36,000  327,387
Credito Italiano Ord.   3,340,700  8,941,730
Istituto Bancario San Paolo  239,500  1,801,635
Telecom Italia Mobile Spa  4,853,340  17,914,922
  28,985,674

 SHARES VALUE (NOTE 1)
NETHERLANDS - 5.5%
Ahold NV  180,500 $ 4,612,262
AKZO Nobel NV  41,400  7,281,717
Gucci Group NV  82,600  3,036,452
ING Groep NV  195,350  8,185,617
Philips Electronics NV (Bearer)  94,800  7,408,535
Vendex International NV  125,600  6,845,039
VNU Ord.   484,000  11,446,787
  48,816,409
NORWAY - 1.1%
Den Norske Bank AS Class A
 Free shares  1,151,800  5,186,070
Schibsted AS, Series B  265,800  4,961,358
  10,147,428
PORTUGAL - 1.3%
Banco Commercial Portugues
 SA (Reg.)  264,200  5,367,968
Telecel Comunicacoes Pessoais SA  65,200  5,883,542
  11,251,510
SPAIN - 2.6%
Banco Bilbao Vizcaya SA Ord. (Reg.)  373,800  9,972,443
Banco Intercontinental Espanol  54,400  2,663,850
Telefonica de Espana SA Ord.   389,600  10,607,722
  23,244,015
SWEDEN - 9.7%
Assa Abloy AB Class B  203,965  4,639,576
Astra AB Class A Free shares  484,166  7,793,028
Hennes & Mauritz AB Class B  140,000  5,708,015
Incentive AB Class B  88,700  7,787,429
Naeckebro AB  19,900  280,599
Nordbanken AB  342,400  10,703,558
Nordbanken AB (c)  29,500  922,182
Securitas AB Class B  275,100  7,318,922
Skandia Foersaekrings AB  287,863  13,402,335
Svenska Handelsbanken  299,600  9,445,321
Swedish Match Co.   2,764,500  8,458,065
TV 4 AB Class A  147,430  2,373,000
Volvo AB Class B  303,220  7,905,703
  86,737,733
SWITZERLAND - 9.4%
Adecco SA  13,428  4,351,295
ABB AG (Bearer)  6,130  7,999,464
Ares Serono Class B (Bearer)  4,710  8,924,920
Ciba Specialty Chemicals AG (a)  48,000  4,719,342
Credit Suisse Group (Reg.)  82,860  11,686,904
Kuoni Reisen Holding AG
 Class B (Reg.)  2,818  10,679,585
Novartis AG (Reg.)  15,190  23,819,571
SGS Societe Generale de Surveillance
 Holding SA (Bearer)  2,050  3,957,812
Swiss Reinsurance Corp. (Reg.)  5,313  8,012,240
  84,151,133
UNITED KINGDOM - 34.5%
Asda Group PLC  1,920,100  4,980,595
Barclays PLC Ord.   431,570  10,782,930
Barratt Developments PLC  1,176,575  4,981,566
Boots Co. PLC Class L (The)  533,830  7,682,935
British Petroleum PLC Ord.   1,271,016  18,632,917

 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
British Telecommunications PLC Ord.   1,152,150 $ 8,734,397
Cable & Wireless PLC Ord.   518,500  4,130,298
Capital Shopping Centres PLC  769,521  5,576,145
Carpetright PLC  574,300  5,132,226
Cookson Group PLC  813,800  3,254,927
Daily Mail & General Trust PLC
 Class A  159,100  4,486,377
Electrocomponents PLC  614,020  4,778,165
Flextech PLC (a)  810,280  7,932,621
Gallaher Group PLC  1,093,100  5,213,513
Glaxo Wellcome PLC  769,300  16,453,273
Granada Group PLC  374,300  5,148,934
Grand Metropolitan PLC  656,000  5,906,250
Great Universal Stores PLC Ord.
 Class A  601,300  7,109,337
HSBC Holdings PLC Ord.   634,800  15,775,716
Ladbroke Group PLC Ord.   1,027,700  4,592,015
Lloyds TSB Group PLC  1,514,200  18,878,402
London Insurance Market Investment
 Trust PLC  3,189,770  7,313,170
Mercury Asset Management
 Group PLC  202,800  4,437,401
National Grid Co. PLC  1,279,700  6,017,834
Next PLC  541,400  6,432,834
Nycomed Amersham PLC  193,200  7,404,033
Prudential Corp. PLC  511,870  5,448,068
Rentokil Initial PLC  1,311,400  5,157,376
Royal & Sun Alliance Insurance
 Group PLC  519,093  4,964,633
Scottish Television PLC  382,530  4,129,058
Shell Transport & Trading Co.
 PLC (Reg.)  3,962,500  28,033,588
Smiths Industries PLC Ord.   344,370  4,985,023
SmithKline Beecham PLC Ord.   1,268,220  11,991,369
Standard Chartered Bank PLC  312,760  3,386,423
Tesco PLC Ord.   661,920  5,286,608
Unilever PLC Ord.   1,254,400  9,320,618
Vendome Luxury Group PLC SA  464,200  2,816,040
Vodafone Group PLC  1,696,325  9,240,294
Wolseley PLC Ord.   507,450  4,226,981
Zeneca Group PLC Ord.   250,180  7,875,300
  308,630,190
TOTAL COMMON STOCKS
 (Cost $609,277,518)   843,274,409
NONCONVERTIBLE PREFERRED STOCKS - 3.2%
GERMANY - 2.5%
Boss (Hugo) AG  5,080  6,419,942
Volkswagen AG  23,530  10,789,699
Wella AG  7,118  4,992,916
  22,202,557
ITALY - 0.7%
Telecom Italia Spa  1,585,500  6,384,361
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $18,047,631)   28,586,918
CASH EQUIVALENTS - 2.6%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $23,677,322)   23,677,322 $ 23,677,322
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $651,002,471)  $ 895,538,649
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $922,182 or 0.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $533,873,605 and $468,819,019, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $196,495 for the period.
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $14,575,000 and $9,156,091, respectively. The weighted average interest rate was 5.24% (see Note 6 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.6%
Basic Industries    3.6
Cash Equivalents   2.6
Construction & Real Estate    3.5
Durables    7.2
Energy    8.9
Finance    27.8
Health    12.8
Holding Companies    1.5
Industrial Machinery & Equipment    2.5
Media & Leisure   5.9
Nondurables   3.3
Retail & Wholesale   5.5
Services    4.3
Technology    1.4
Utilities   8.6
   100.0%
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $651,262,206. Net unrealized appreciation aggregated $244,276,443, of which $262,655,727 related to appreciated investment securities and $18,379,284 related to depreciated investment securities.
The fund hereby designates approximately $12,843,000 as a capital gain dividend for the purpose of the dividend paid deduction.
EUROPE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                  $
895,538,649
(COST $651,002,471) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
21,009,306

RECEIVABLE FOR FUND SHARES SOLD
1,249,146

DIVIDENDS RECEIVABLE
2,746,235

INTEREST RECEIVABLE                                                                                                  80,962


REDEMPTION FEES RECEIVABLE                                                                                           1,170


 TOTAL ASSETS
920,625,468

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 990,554


PAYABLE FOR FUND SHARES REDEEMED                                                                        2,553,217


ACCRUED MANAGEMENT FEE                                                                                  588,934


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     384,713


 TOTAL LIABILITIES
4,517,418

NET ASSETS                                                                                                          $
916,108,050

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                     $
579,544,239

UNDISTRIBUTED NET INVESTMENT INCOME
12,950,679

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
79,010,019

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
244,603,113
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 29,500,573                                                                                          $
916,108,050
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($916,108,050 (DIVIDED BY) 29,500,573 SHARES)                         $31.05


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $31.05)                                                               $32.01



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                $ 25,724,785
DIVIDENDS

INTEREST                                                                          1,380,075

                                                                                  27,104,860

LESS FOREIGN TAXES WITHHELD                                                       (3,335,291)

 TOTAL INCOME                                                                     23,769,569

EXPENSES

MANAGEMENT FEE                                                     $ 6,535,456
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             327,476

TRANSFER AGENT FEES                                                 2,306,859

ACCOUNTING FEES AND EXPENSES                                        518,194

NON-INTERESTED TRUSTEES' COMPENSATION                               3,391

CUSTODIAN FEES AND EXPENSES                                         454,910

REGISTRATION FEES                                                   76,265

AUDIT                                                               57,163

LEGAL                                                               7,537

INTEREST                                                            14,662

REPORTS TO SHAREHOLDERS                                             112,827

MISCELLANEOUS                                                       4,545

 TOTAL EXPENSES BEFORE REDUCTIONS                                   10,419,285

 EXPENSE REDUCTIONS                                                 (54,351)      10,364,934

NET INVESTMENT INCOME                                                             13,404,635

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              80,203,387

 FOREIGN CURRENCY TRANSACTIONS                                      (242,041)     79,961,346

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              86,777,130

 ASSETS AND LIABILITIES IN                                          29,918        86,807,048
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   166,768,394

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 180,173,029

OTHER INFORMATION                                                                $ 729,707
SALES CHARGES PAID TO FDC

 DEFERRED SALES CHARGES WITHHELD                                                 $ 20,431
 BY FDC

 EXPENSE REDUCTIONS                                                              $ 31,902
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               93

  TRANSFER AGENT CREDITS                                                          22,356

                                                                                 $ 54,351


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                             $ 13,404,635     $ 6,716,135
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                              79,961,346       51,588,573

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                  86,807,048       45,251,666

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       180,173,029      103,556,374

DISTRIBUTIONS TO SHAREHOLDERS                                                          (6,427,940)      (2,532,705)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                (46,294,939)     (17,095,667)

 TOTAL DISTRIBUTIONS                                                                    (52,722,879)     (19,628,372)

SHARE TRANSACTIONS                                                                      355,908,188      240,208,198
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                           51,814,504       19,284,800

 COST OF SHARES REDEEMED                                                                 (311,301,709)    (144,811,084)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                96,420,983       114,681,914

REDEMPTION FEES                                                                         475,113          284,527

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                224,346,246      198,894,443

NET ASSETS

 BEGINNING OF PERIOD                                                                      691,761,804      492,867,361

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $12,950,679 AND
$6,366,458, RESPECTIVELY)                                                               $ 916,108,050    $ 691,761,804

OTHER INFORMATION
SHARES

 SOLD                                                                                     12,685,159       9,582,175

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                  2,034,335        860,545

 REDEEMED                                                                                 (10,729,871)     (5,896,676)

 NET INCREASE (DECREASE)                                                                  3,989,623        4,546,044


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                    1996   1995   1994 C   1993




NET ASSET VALUE, BEGINNING OF PERIOD                            $ 27.12     $ 23.51     $ 21.18     $ 18.43     $ 15.12

INCOME FROM INVESTMENT OPERATIONS

NET INVESTMENT INCOME                                           .44 G       .30 G       .27         .18         .25

 NET REALIZED AND UNREALIZED GAIN (LOSS)                        5.44        4.23        2.37        2.65        3.35

 TOTAL FROM INVESTMENT OPERATIONS                               5.88        4.53        2.64        2.83        3.60



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                     (.24)       (.12)       (.20)       (.08)       (.29)

 FROM NET REALIZED GAIN                                         (1.73)      (.81)       (.11)       -           -

 TOTAL DISTRIBUTIONS                                            (1.97)      (.93)       (.31)       (.08)       (.29)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                        .02         .01         -           -           -

NET ASSET VALUE, END OF PERIOD                                  $ 31.05     $ 27.12     $ 23.51     $ 21.18     $ 18.43

TOTAL RETURN A, B                                               23.35%      20.14%      12.76%      15.41%      24.24%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                         $ 916,108   $ 691,762   $ 492,867   $ 507,460   $ 528,929

RATIO OF EXPENSES TO AVERAGE NET ASSETS                         1.19%       1.27%       1.18% D     1.35%       1.25%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS 1.18% F     1.27%       1.18%       1.35%       1.25%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS             1.53%       1.20%       1.12%       .85%        1.44%

PORTFOLIO TURNOVER RATE                                          57%         45%         38%         49%         76%

AVERAGE COMMISSION RATE E                                        $ .0344     $ .0299


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
SALES CHARGE. C EFFECTIVE NOVEMBER 1, 1993, THE
FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE,
AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. D FMR
AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. E FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS). G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


EUROPE CAPITAL APPRECIATION
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1   LIFE OF
OCTOBER 31, 1997                      YEAR     FUND

EUROPE CAPITAL APPRECIATION           31.57%   88.72%

EUROPE CAPITAL APPRECIATION           27.62%   83.06%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL                26.30%   79.18%
 INTERNATIONAL EUROPE INDEX

EUROPEAN REGION FUNDS AVERAGE         20.38%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization weighted index of over 550 stocks traded in 14 European markets. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 68 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   LIFE OF
OCTOBER 31, 1997                YEAR     FUND

EUROPE CAPITAL APPRECIATION     31.57%   17.87%

EUROPE CAPITAL APPRECIATION     27.62%   16.94%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL          26.30%   16.30%
 INTERNATIONAL EUROPE INDEX

EUROPEAN REGION FUNDS AVERAGE   20.38%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 111830 S00000000000001
             Europe Cap. Appreciation    MS Europe Index (Net)
             00341                       MS002
  1993/12/21       9700.00                    10000.00
  1993/12/31       9729.10                    10087.27
  1994/01/31      11145.30                    10600.97
  1994/02/28      10670.00                    10225.54
  1994/03/31      10786.40                     9936.13
  1994/04/30      11242.30                    10347.57
  1994/05/31      10825.20                     9907.72
  1994/06/30      10602.10                     9803.69
  1994/07/31      11145.30                    10317.50
  1994/08/31      11339.30                    10644.74
  1994/09/30      10941.60                    10222.65
  1994/10/31      11009.50                    10667.98
  1994/11/30      10534.20                    10259.35
  1994/12/31      10398.40                    10317.67
  1995/01/31      10272.30                    10236.89
  1995/02/28      10563.30                    10468.83
  1995/03/31      10786.40                    10954.64
  1995/04/30      11300.50                    11304.96
  1995/05/31      11475.10                    11536.43
  1995/06/30      11640.00                    11645.19
  1995/07/31      12241.40                    12252.18
  1995/08/31      11737.00                    11778.54
  1995/09/30      12086.20                    12134.35
  1995/10/31      11717.60                    12077.04
  1995/11/30      11649.70                    12162.91
  1995/12/31      11926.02                    12548.36
  1996/01/31      12005.13                    12630.39
  1996/02/29      12311.69                    12860.48
  1996/03/31      12509.47                    13014.26
  1996/04/30      12865.47                    13108.42
  1996/05/31      13152.25                    13209.72
  1996/06/30      13221.47                    13355.17
  1996/07/31      12954.47                    13187.88
  1996/08/31      13439.03                    13579.22
  1996/09/30      13735.69                    13864.95
  1996/10/31      13913.69                    14186.83
  1996/11/30      14793.81                    14905.74
  1996/12/31      15013.99                    15194.47
  1997/01/31      15389.62                    15239.60
  1997/02/28      15566.38                    15445.33
  1997/03/31      15842.58                    15948.85
  1997/04/30      15919.91                    15873.58
  1997/05/31      16638.02                    16555.66
  1997/06/30      17654.42                    17388.08
  1997/07/31      18460.91                    18206.02
  1997/08/31      17367.18                    17169.01
  1997/09/30      19201.12                    18837.32
  1997/10/31      18306.24                    17917.87
IMATRL PRASUN   SHR__CHT 19971031 19971126 111832 R00000000000050
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $18,306 - an 83.06% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,918 - a 79.18% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE CAPITAL APPRECIATION
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. For the 12 months that ended October 31, 1997, the fund generated a total return of 31.57%. In contrast, the Morgan Stanley Capital International Europe Index returned 26.30% in that time frame. The European region funds average, a peer group of competitor funds tracked by Lipper Analytical Services, returned 20.38%.
Q. HOW WOULD YOU CHARACTERIZE THE INVESTING CLIMATE IN EUROPE OVER THE PAST 12 MONTHS?
A. The most important factor during the period was the fact that many European markets posted outstanding returns. European economies continued to show signs of improvement during the period, and much of this can be attributed to the drive toward a uniform currency throughout Europe. The convergence of monetary and fiscal policies between smaller, peripheral countries and those that are slightly more established has been very beneficial. These favorable economic conditions served as a nice backdrop for the restructuring plans that many companies continued to implement.
Q. WHAT FACTORS INFLUENCED THE FUND'S RETURN?
A. The continued proliferation of company restructurings played to one of Fidelity's main strengths - bottom-up analysis of individual stocks. When companies are engaged in restructuring programs - be it cutting personnel, eliminating or reducing the focus on non-essential subdivisions or re-working their balance sheets - it really puts an emphasis on understanding what each company is doing and what it is trying to achieve. Our international research team was able to effectively pool its resources and come up with a number of individual winners. Relative to its peer group of funds - many of which tend to be more concentrated in medium-company growth stocks - the fund had perhaps a better balance of small-, medium- and large-company stocks. In the type of environment we've seen - where markets rewarded both large and small stocks - having a balance of both worked to the fund's advantage. In addition, the fund realized beneficial results from several industry groups.
Q. WOULD ONE OF THOSE GROUPS BE PHARMACEUTICAL STOCKS, WHICH ACCOUNTED FOR THREE OF THE FUND'S TOP 10 POSITIONS AT THE END OF THE PERIOD?
A. Yes. The pharmaceutical group saw a fair amount of merger and acquisition activity during the period, much of which was positive. Novartis, the fund's third-largest position at the end of the period, is a prime example. Sandoz and Ciba-Geigy, formerly two large companies on their own, merged together in 1996 to form Novartis. When the new company was formed, it laid out an ambitious but achievable three-year cost-cutting plan. We have just begun to see positive results from this undertaking and, if all goes according to plan, should see continued improvement. In addition, pharmaceutical companies typically have low capital spending requirements and high profitability rates. As a result, many pharmaceutical companies were able to generate strong cash flows.
Q. THE FUND CONTINUED TO HAVE SIGNIFICANT EXPOSURE TO THE FINANCE SECTOR, BUT YOU REDUCED ITS EXPOSURE TO UTILITY STOCKS . . .
A. Finance is the largest market sector in Europe, and the fund has historically had a significant weighting in these types of stocks. On average, most of the fund's bank holdings during the period performed well, but Italian bank Credito Italiano was a standout. Credito Italiano went through a major restructuring and unveiled a three-year plan for improving its return on equity. In doing so, many investors went from believing the company had no plan to accepting its turnaround strategy, and the stock performed extremely well. Credito Italiano is also one of the top three mutual fund companies in Italy and has seen tremendous inflows in that area of its business. In terms of the utility exposure, I reduced the fund's positions in U.K.-based utility stocks, particularly Thames Water, Yorkshire Water and National Grid. I had bought these stocks at low valuations due to regulatory concerns, and when their share prices rebounded, I sold some shares to lock in profits.
Q. HOW DID THE FUND'S TECHNOLOGY POSITIONS FARE?
A. The two best contributors to the fund's return during the period - Philips Electronics and ASM Lithography - were technology-related stocks. Philips was one of the best restructuring stories in all of Europe as the company cut staff, closed down several unprofitable divisions and focused on cash generation. As a result, the company enjoyed a nice run during the period. ASM Lithography, an equipment manufacturer for semiconductor producers, has one of the leading-edge technologies involved in the low-cost production of semiconductor chips. This process, called "deep ultraviolet lithography," grew quickly in demand and played a large role in the stock's success. In August, however, I began to reduce these positions. I felt strongly that U.S. tech stocks had reached their performance ceiling, and that this would have a ripple effect on other world markets. Since tech stocks were negatively affected by the late-October economic turmoil in Southeast Asia, this move may have helped the fund sidestep some potential problems.
Q. WERE THERE ANY REGIONAL SURPRISES?
A. By aggressively pursuing business opportunities for itself, Ireland dramatically improved its economic standing. Part of Ireland's strategy has been to offer lower tax rates to companies doing business there. Intel and Microsoft, for example, have established manufacturing plants in Ireland and financial services companies have sprouted up all over the Emerald Isle. The fund has some exposure to Ireland, most notably its longstanding position in the Bank of Ireland.
Q. YOU'VE MENTIONED A NUMBER OF INDIVIDUAL HOLDINGS THAT PERFORMED WELL. CAN YOU NAME A FEW THAT DIDN'T PERFORM SO WELL?
A. Slow sales growth and disappointing earnings streams hurt both Frontec - a small, technology-related company no longer held by the fund - and Astra, a Swedish pharmaceutical firm. Inchcape, a British marketing company with some exposure to Southeast Asia, was negatively affected by that region's economic turmoil toward the end of the period.
Q. WHAT'S YOUR OUTLOOK?
A. European economies should continue to improve, but the improvement may be slightly more muted due to the problems in Southeast Asia. In terms of picking stocks, I'll continue to focus on companies that show good earnings promise, whether through product momentum or restructuring programs. Our talented research group will continue to sift through the various restructurings, pore over the details and try to come up with more winners.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KEVIN MCCAREY DISCUSSES THE SOUTHEAST ASIAN
DILEMMA AND WHAT IT MEANS FOR EUROPE:
"While it was many months in the making, the economic collapse of Southeast Asia in late October still shook the world's financial markets. When a region that accounts for almost one-third of the world's economic growth - as Southeast Asia does - tumbles so dramatically, it's time to sit up and take notice.
"The Asian debacle will leave a negative imprint in Europe, particularly on companies that export goods to that region. Some European companies - such as Philips Electronics and Unilever, both of which the fund owned during the period - have had pretty strong demand from Asia and that business will likely slow down. On the other hand, Philips does a lot of its manufacturing in Asia, so while local product demand will subside, the company's production costs will be lower.
"In general, global investors have been attracted to the `sex appeal' of emerging markets growth. Emerging markets can often post absurdly high returns, but the problems in Asia illustrate that the opposite holds true as well. By nature, emerging market investments are subject to more risk - be it financial or political - than more established nations or domestic investments. With this increased risk awareness, investors searching for attractive foreign opportunities may set their sights on Europe and Japan.
"In terms of the fund itself, our crack research team was able to avoid most significant Asia-related losses. One company that we were analyzing in the summertime had a significant order from Asia postponed, which served as somewhat of a tip-off that an economic slowdown might be imminent.
"For investors in the fund who may be wary of what's gone on in Southeast Asia, I would offer this: In contrast to that region, Europe is a fairly developed economy. As countries strive to meet the requirements for establishing a uniform currency, we've seen a convergence in fiscal policymaking that has made some of the smaller European countries slightly more stable. Additionally, Europe has one of the most prudent central banks - the German Bundesbank - overseeing monetary matters. Theoretically, Europe has a more stable risk profile than that of Asia."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of eastern and western European issuers
FUND NUMBER: 341
TRADING SYMBOL: FECAX
START DATE: December 21, 1993
SIZE: as of October 31, 1997, more than
$372 million
MANAGER: Kevin McCarey, since inception;
manager, Fidelity Select Financial Services
Portfolio, Fidelity Select Automotive Portfolio,
1988-1990; Fidelity Select Regional Banks
Portfolio, 1986-1989; joined Fidelity in 1985
(checkmark)
EUROPE CAPITAL APPRECIATION
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
FRANCE 20.1%
UNITED STATES 5.8%
ROW: 1, COL: 1, VALUE: 5.8
ROW: 1, COL: 2, VALUE: 29.7
ROW: 1, COL: 3, VALUE: 6.5
ROW: 1, COL: 4, VALUE: 4.5
ROW: 1, COL: 5, VALUE: 10.6
ROW: 1, COL: 6, VALUE: 8.5
ROW: 1, COL: 7, VALUE: 5.9
ROW: 1, COL: 8, VALUE: 3.1
ROW: 1, COL: 9, VALUE: 5.3
ROW: 1, COL: 10, VALUE: 20.1
UNITED KINGDOM 29.7%
GERMANY 5.3%
IRELAND 3.1%
ITALY 5.9%
SWITZERLAND 6.5%
NETHERLANDS 8.5%
OTHER 10.6%
SWEDEN 4.5%
AS OF APRIL 30, 1997
FRANCE 13.8%
UNITED STATES 12.3%
ROW: 1, COL: 1, VALUE: 12.3
ROW: 1, COL: 2, VALUE: 28.3
ROW: 1, COL: 3, VALUE: 7.0
ROW: 1, COL: 4, VALUE: 5.0
ROW: 1, COL: 5, VALUE: 4.1
ROW: 1, COL: 6, VALUE: 7.6
ROW: 1, COL: 7, VALUE: 12.3
ROW: 1, COL: 8, VALUE: 3.6
ROW: 1, COL: 9, VALUE: 6.0
ROW: 1, COL: 10, VALUE: 13.8
UNITED KINGDOM 28.3%
GERMANY 6.0%
ITALY 3.6%
NETHERLANDS 12.3%
OTHER 7.6%
SWITZERLAND 7.0%
SWEDEN 5.0%
SPAIN 4.1%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   94.1          89.9

BONDS                    0.1           0.0

SHORT-TERM INVESTMENTS   5.8           10.1

TOP TEN STOCKS

                                                                       % OF FUND'S   % OF FUND'S
                                                                       INVESTMENTS   INVESTMENTS
                                                                                     IN THESE STOCKS
                                                                                     6 MONTHS AGO

RHONE POULENC SA CLASS A                                               4.2           1.8
(FRANCE, DRUGS & PHARMACEUTICALS)

SHELL TRANSPORT & TRADING CO. PLC (REG.) (UNITED KINGDOM, OIL & GAS)   4.0           0.3

NOVARTIS AG (REG.)                                                     3.8           2.6
(SWITZERLAND, DRUGS & PHARMACEUTICALS)

NATIONALE ELF AQUITAINE                                                3.2           1.9
(FRANCE, OIL & GAS)

SMITHKLINE BEECHAM PLC ORD.                                            2.1           1.2
(UNITED KINGDOM, DRUGS &
PHARMACEUTICALS)

ALCATEL ALSTHOM COMPAGNIE GENERALE                                     1.9           1.6
 D'ELECTRICITE SA
(FRANCE, ELECTRICAL EQUIPMENT)

BRITISH AEROSPACE PLC                                                  1.8           1.0
(UNITED KINGDOM, AEROSPACE & DEFENSE)

TOTAL SA CLASS B                                                       1.8           0.9
(FRANCE, OIL & GAS)

CORDIANT PLC                                                           1.8           1.3
(UNITED KINGDOM, ADVERTISING)

TELECOM ITALIA SPA                                                     1.7           1.0
(ITALY, TELEPHONE SERVICES)


TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

FINANCE                            19.6          18.5

HEALTH                             13.3          10.2

ENERGY                             12.5          4.1

BASIC INDUSTRIES                   5.7           6.5

CONSTRUCTION & REAL ESTATE         5.5           3.2

DURABLES                           5.4           7.3

MEDIA & LEISURE                    5.2           4.4

UTILITIES                          5.2           10.0

INDUSTRIAL MACHINERY & EQUIPMENT   4.6           2.1

RETAIL & WHOLESALE                 4.0           3.5

EUROPE CAPITAL APPRECIATION
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 93.3%
 SHARES VALUE (NOTE 1)
AUSTRIA - 1.7%
Austria Tabak AG (c)  103,400 $ 4,303,894
Voest-Alpine Stahl AG  50,000  2,163,610
  6,467,504
BELGIUM - 2.2%
BBL (Banque Bruxelles Lambert)  23,500  5,963,662
Petrofina SA  7,000  2,572,155
  8,535,817
CANADA - 0.4%
Canadian Fracmaster Ltd.   84,200  1,389,932
DENMARK - 0.7%
International Service Systems AS,
 Series B (a)  66,500  2,015,919
Radiometer AS Class B  18,000  767,766
  2,783,685
FINLAND - 1.6%
Cultor OY, Series 1  20,000  1,023,364
Merita Ltd. Class A  333,000  1,626,743
Outokumpu OY Class A  50,000  748,214
UPM-Kymmene Corp.   120,000  2,699,363
  6,097,684
FRANCE - 20.1%
Accor SA  13,000  2,416,846
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  60,000  7,228,728
Axime SA Ex Segin (a)  7,500  834,783
Cap Gemini Sogeti SA  60,000  4,756,835
Compagnie Bancaire Ord.   27,500  3,522,620
Credit Commercial de France Ord.   40,000  2,262,786
L'Oreal Co. Ord.   2,700  955,314
Michelin SA (Compagnie Generale des
 Etablissements) Class B  29,273  1,499,386
Nationale Elf Aquitaine  99,000  12,235,868
NRJ SA  17,000  2,354,183
Pechiney SA Class A  92,402  3,794,001
Rhone Poulenc SA Class A  370,000  16,107,981
Skis Rossignol SA  98,600  1,950,853
Societe Generale Class A  37,534  5,132,788
Total SA Class B  62,000  6,868,676
Usinor Sacilor  300,000  4,959,364
  76,881,012
GERMANY - 5.3%
Allianz Aktiengesellschaft Holdings (Reg.)  10,000  2,252,174
BHF Bank (Bank Berlin Hand)  200,000  6,028,986
Daimler-Benz AG Ord.   60,000  4,027,826
Gehe AG  1,400  73,855
Hoechst AG Ord.   33,000  1,260,696
Hornbach Baumarket AG (Bearer)  31,163  923,147
Lufthansa Deutsche AG (Reg.)  160,000  2,861,449
Mannesmann AG Ord.   1,900  804,058
Siemens AG  30,000  1,836,522
  20,068,713
IRELAND - 3.1%
Bank of Ireland, Inc.   370,000  4,642,592
Dana Petroleum PLC (a)  2,500,000  983,181
Elan Corp. PLC ADR (a)  65,000  3,241,875
Smurfit (Jefferson) Group PLC  975,000  2,827,706
  11,695,354

 SHARES VALUE (NOTE 1)
ITALY - 5.1%
Autogrill Spa (a)  102,476 $ 470,259
Credito Italiano Ord.   2,240,000  5,995,592
Eni Spa  550,000  3,108,304
Telecom Italia Spa  1,013,900  6,341,402
Toro Assicurazioni Spa Ord.  301,000  3,597,905
  19,513,462
NETHERLANDS - 8.5%
Ahold NV  80,000  2,044,216
AKZO Nobel NV  28,000  4,924,833
Apothekers Cooperatie OPG  19,300  580,488
ASM Lithography Holding NV  43,000  3,149,750
Fortis Amev NV  41,884  1,643,059
ING Groep NV  100,000  4,190,231
Koninklijke Hoogovens NV  20,000  915,167
Philips Electronics NV  70,000  5,486,250
Philips Electronics NV (Bearer)  36,000  2,813,368
Samas-Groep NV  25,500  1,160,283
VNU Ord.  160,000  3,784,062
Vendex International NV  34,000  1,852,956
  32,544,663
NORWAY - 1.4%
Det Sondenfjelds-Norske
 Dampskibselskab Class A (a)  125,000  2,796,301
NCL Holdings AS (a)  700,000  2,673,050
  5,469,351
PORTUGAL - 0.3%
Cimpor-Cimentos de Portugal SA  50,000  1,262,770
SPAIN - 2.3%
Cortefiel SA  15,000  534,943
Telefonica de Espana SA sponsored ADR  70,000  5,757,500
Tele Pizza SA (a)  35,000  2,397,984
  8,690,427
SWEDEN - 4.5%
Astra AB Class A Free shares  150,000  2,414,366
Esselte AB Class B Free shares  96,000  2,081,543
Incentive AB Class A  11,000  959,894
Nordbanken AB  60,000  1,875,624
Svenska Handelsbanken  120,000  3,783,173
Swedish Match Co.   800,000  2,447,622
Trygg Hansa AB Class B  22,500  716,827
Volvo AB ADR Class B  105,000  2,730,000
  17,009,049
SWITZERLAND - 6.5%
Credit Suisse Group (Reg.)  11,000  1,551,484
Julius Baer Holding AG  1,700  2,540,579
Nestle SA (Reg.)  1,100  1,551,877
Novartis AG (Reg.)  9,300  14,583,411
Saurer AG Arbon (Reg.)  4,500  2,979,621
Sulzer AG (Reg.)  2,000  1,464,426
  24,671,398
UNITED KINGDOM - 29.6%
British Aerospace PLC  260,000  6,883,440
Bank of Scotland  360,000  2,964,103
Barclays PLC Ord.   200,000  4,997,071
British Petroleum PLC Ord.   270,000  3,958,162
British Land Co. PLC (The) Ord.   209,800  2,440,147
Caradon PLC  1,100,000  3,497,615
Cookson Group PLC  520,000  2,079,826
Cordiant PLC  3,250,805  6,691,473
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Courtaulds Textiles PLC  85,000 $ 486,486
Devro PLC  316,900  1,956,926
Dorling Kindersley Holdings PLC Class L  573,200  2,733,863
DR Solomons Group PLC sponsored ADR  62,500  1,914,063
Glaxo Wellcome PLC  240,000  5,132,959
Graham Group PLC  850,000  2,332,859
Hanson Trust PLC Ord.   200,000  1,020,835
Inchcape PLC Ord.   610,000  2,225,420
KBC Advanced Technologies PLC (a)  225,000  1,204,920
Kingfisher PLC  150,000  2,153,795
Kalon Group PLC  198,500  488,319
Lloyds TSB Group PLC  500,000  6,233,788
Misys PLC Ord.   60,000  1,518,199
National Grid Co. PLC  375,000  1,763,451
Pearson PLC   89,500  1,168,270
Persimmon PLC Ord.   400,000  1,432,516
Pilkington PLC:
 Ord.  1,600,000  4,016,400
 Class L, warrants 5/4/98 (a)  1,125,000  658,941
Rentokil Initial PLC  945,000  3,716,425
Scholl PLC  200,000  927,119
Shell Transport & Trading Co. PLC (Reg.)  2,165,000  15,316,774
SmithKline Beecham PLC Ord.   860,700  8,138,155
Somerfield PLC  1,400,000  4,498,368
Storehouse PLC  250,000  924,609
Unilever PLC Ord.   600,000  4,458,204
Vodafone Group PLC  300,000  1,634,173
Wickes PLC (a)  66,400  243,354
Yorkshire Water PLC  167,500  1,302,046
  113,113,074
TOTAL COMMON STOCKS
 (Cost $326,844,605)   356,193,895
NONCONVERTIBLE PREFERRED STOCKS - 0.8%
ITALY - 0.8%
Telecom Italia Mobile Spa de Risp
 (Cost $2,392,300)  1,500,000  3,065,219
CONVERTIBLE BONDS - 0.1%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (D)
UNITED KINGDOM - 0.1%
Misys (Jersey) Ltd. 8%, 5/30/98
 (Cost $373,377) - GBP 17,142  421,701
CASH EQUIVALENTS - 5.8%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $22,231,010)  22,231,010  22,231,010
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $351,841,292)  $ 381,911,825
CURRENCY ABBREVIATIONS
GBP - British pound
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,303,894 or 1.2% of net assets.
(d) Principal amount is stated in United States dollars unless otherwise noted.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $704,009,160 and $580,023,033, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $153,873 for the period.
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $3,058,000 and $2,137,000, respectively. The weighted average interest rate was 5.66% (see Note 6 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   1.8%
Basic Industries   5.7
Cash Equivalents   5.8
Construction & Real Estate   5.5
Durables    5.4
Energy    12.5
Finance   19.6
Health    13.3
Holding Companies    0.5
Industrial Machinery & Equipment   4.6
Media & Leisure   5.2
Nondurables   4.0
Retail & Wholesale   4.0
Services   2.8
Technology    2.6
Transportation   1.5
Utilities    5.2
     100.0%
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $352,384,593. Net unrealized appreciation aggregated $29,527,232, of which $38,507,019 related to appreciated investment securities and $8,979,787 related to depreciated investment securities.
The fund hereby designates approximately $16,118,000 as a capital gain dividend for the purpose of the dividend paid deduction.
EUROPE CAPITAL APPRECIATION
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                   $
381,911,825
(COST $351,841,292) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
592,681

RECEIVABLE FOR FUND SHARES SOLD
444,815

DIVIDENDS RECEIVABLE
1,159,153

INTEREST RECEIVABLE                                                                                                   60,212


REDEMPTION FEES RECEIVABLE                                                                                            226


 TOTAL ASSETS
384,168,912

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 9,724,886


PAYABLE FOR FUND SHARES REDEEMED                                                                        1,977,314


ACCRUED MANAGEMENT FEE                                                                                  238,949


OTHER PAYABLES AND                                                                                      178,388

ACCRUED EXPENSES


 TOTAL LIABILITIES
12,119,537

NET ASSETS                                                                                                           $
372,049,375

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                      $
275,635,103

UNDISTRIBUTED NET INVESTMENT INCOME
4,579,952

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
61,740,406

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
30,093,914
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 22,457,910                                                                                           $
372,049,375
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($372,049,375 (DIVIDED BY) 22,457,910 SHARES)                          $16.57


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $16.57)                                                                $17.08



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                $ 7,704,310
DIVIDENDS

INTEREST                                                                          1,313,171

                                                                                  9,017,481

LESS FOREIGN TAXES WITHHELD                                                       (984,544)

 TOTAL INCOME                                                                     8,032,937

EXPENSES

MANAGEMENT FEE                                                     $ 2,498,586
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             (301,878)

TRANSFER AGENT FEES                                                 891,633

ACCOUNTING FEES AND EXPENSES                                        251,788

NON-INTERESTED TRUSTEES' COMPENSATION                               1,738

CUSTODIAN FEES AND EXPENSES                                         205,729

REGISTRATION FEES                                                   54,962

AUDIT                                                               38,990

LEGAL                                                               1,715

INTEREST                                                            5,037

REPORTS TO SHAREHOLDERS                                             47,676

MISCELLANEOUS                                                       1,655

 TOTAL EXPENSES BEFORE REDUCTIONS                                   3,697,631

 EXPENSE REDUCTIONS                                                 (119,901)     3,577,730

NET INVESTMENT INCOME                                                             4,455,207

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              62,664,224

 FOREIGN CURRENCY TRANSACTIONS                                      (64,475)      62,599,749

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              15,666,764

 ASSETS AND LIABILITIES IN                                          12,205        15,678,969
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   78,278,718

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 82,733,925

OTHER INFORMATION                                                                $ 887,094
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                              $ 119,838
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               63

                                                                                 $ 119,901


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                             $ 4,455,207      $ 2,784,527
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                  62,599,749       20,477,130

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                     15,678,969       5,045,707

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           82,733,925       28,307,364

DISTRIBUTIONS TO SHAREHOLDERS                                                               (2,855,514)      (3,490,608)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                     (16,015,689)     -

 TOTAL DISTRIBUTIONS                                                                        (18,871,203)     (3,490,608)

SHARE TRANSACTIONS                                                                        297,299,863      31,758,801
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                             18,146,164       3,381,925

 COST OF SHARES REDEEMED                                                                    (177,761,244)    (84,225,438)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                    137,684,783      (49,084,712)

REDEMPTION FEES                                                                             310,115          26,923

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  201,857,620      (24,241,033)

NET ASSETS

 BEGINNING OF PERIOD                                                                       170,191,755      194,432,788

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $4,579,952 AND
$2,652,862, RESPECTIVELY)                                                                  $ 372,049,375    $ 170,191,755

OTHER INFORMATION
SHARES

 SOLD                                                                                      20,196,556       2,457,375

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                  1,399,089        286,361

 REDEEMED                                                                                  (11,229,699)     (6,752,442)

 NET INCREASE (DECREASE)                                                                    10,365,946       (4,008,706)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                 DECEMBER 21, 1993
                                                                  (COMMENCEMENT
                                                                  OF OPERATIONS) TO
                                                                  OCTOBER 31,

SELECTED PER-SHARE DATA   1997                      1996   1995   1994





NET ASSET VALUE, BEGINNING OF PERIOD                    $ 14.07     $ 12.08     $ 11.35     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                  .20 D       .22 G       .23         .08 D

 NET REALIZED AND UNREALIZED GAIN (LOSS)                3.81        2.00        .50         1.27

 TOTAL FROM INVESTMENT OPERATIONS                       4.01        2.22        .73         1.35

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.23)       (.23)       -           -

 FROM NET REALIZED GAIN                                 (1.29)      -           -           -

 TOTAL DISTRIBUTIONS                                    (1.52)      (.23)       -           -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                .01         -           -           -

NET ASSET VALUE, END OF PERIOD                          $ 16.57     $ 14.07     $ 12.08     $ 11.35

TOTAL RETURN B, C                                       31.57%      18.74%      6.43%       13.50%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                 $ 372,049   $ 170,192   $ 194,433   $ 352,855

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.10%       1.33%       1.36%       1.54% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                              1.07% E     1.30% E     1.36%       1.54% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS    1.33%       1.66%       1.45%       .79% A

PORTFOLIO TURNOVER RATE                                 189%        155%        176%        317% A

AVERAGE COMMISSION RATE F                               $ .0254     $ .0245

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD
CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE
NOTE 7 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO
NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS
THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED
A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR
AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER. G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.


FRANCE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                             PAST 1   LIFE OF
OCTOBER 31, 1997                                          YEAR     FUND

FRANCE                                                    15.63%   42.09%

FRANCE (INCL. 3% SALES CHARGE)                            12.16%   37.83%

SOCI T DES BOURSES FRANAISES          12.83%   34.14%
 250 INDEX

EUROPEAN REGION FUNDS AVERAGE                             20.38%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Socit des Bourses Franaises 250 Index (SBF 250 Index) - a market capitalization weighted index of the stocks of the 250 largest companies in the French market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 68 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                       PAST 1   LIFE OF
OCTOBER 31, 1997                                    YEAR     FUND

FRANCE                                              15.63%   19.20%

FRANCE (INCL. 3% SALES CHARGE)                      12.16%   17.40%

SOCIT DES BOURSES FRANAISES    12.83%   15.82%
 250 INDEX

EUROPEAN REGION FUNDS AVERAGE                       20.38%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 113217 S00000000000001
             France                      SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9996.87
  1995/12/31       9952.70                    10331.57
  1996/01/31      10381.19                    10618.07
  1996/02/29      10799.95                    11028.30
  1996/03/31      11150.53                    11258.88
  1996/04/30      11403.73                    11466.65
  1996/05/31      11647.19                    11517.59
  1996/06/30      11803.01                    11777.11
  1996/07/31      11559.54                    11522.35
  1996/08/31      11393.99                    11290.00
  1996/09/30      11617.98                    11688.17
  1996/10/31      11919.87                    11888.32
  1996/11/30      12299.67                    12521.77
  1996/12/31      12484.65                    12692.23
  1997/01/31      13045.52                    12947.26
  1997/02/28      13180.55                    13046.89
  1997/03/31      13585.62                    13392.49
  1997/04/30      13076.68                    12816.85
  1997/05/31      12889.72                    12695.77
  1997/06/30      13855.67                    13730.74
  1997/07/31      14125.72                    14007.70
  1997/08/31      13388.28                    13106.00
  1997/09/30      14707.37                    14283.43
  1997/10/31      13782.97                    13413.94
IMATRL PRASUN   SHR__CHT 19971031 19971126 113218 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity France Fund on November 1, 1995, when the fund started and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $13,783 - a 37.83% increase on the initial investment. For comparison, look at how the Socit des Bourses Franaises 250 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,414 - a 34.14% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
FRANCE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Renaud Saleur, Portfolio Manager of Fidelity France
Fund
Q. HOW DID THE FUND PERFORM, RENAUD?
A. For the 12 months that ended on October 31, 1997, the fund returned 15.63%, compared to the 12.83% return of the Societe des Bourses Francaises (SBF) 250 Index and the European region funds average return of 20.38%, as monitored by Lipper Analytical Services. The fund did well, as it outperformed the French stock market. The French market, however, trailed other European markets over the 12-month period.
Q. WHAT WERE THE PRINCIPAL FACTORS THAT CONTRIBUTED TO THIS
PERFORMANCE?
A. There were two primary factors that helped performance. First, I invested in banks and cyclical companies, meaning companies whose performance tends to rise and fall with the business cycle. Both of these sectors of the French market were good performers. Growth stocks
- or stocks of companies expected to have above average earnings growth - had been the best performing stocks for three years up until mid-1996. They started to lose steam at the end of 1996 when financials and cyclicals caught up. Second, the fund had a fair weighting in large-company stocks, about 60% of the fund. Large-company stocks tended to have better returns than small-company stocks in France. However, I would also add that many of the smaller companies in the fund performed well. The fund's exposure to small companies did not hurt.
Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE YEAR?
A. It was a very volatile environment. First, there were political reasons. We had early elections in May, which turned out to be a disaster for President Jacques Chirac. This election, in which the Socialists ascended to power, introduced quite a bit of volatility to stock performance. Changes in government policy, including higher taxes for both corporations and individuals, created a new environment for assessing both the potential profitability of corporations and the potential behavior of the consumer public. Secondly, because the French market tends to be relatively less liquid, and investors have less ability to buy or sell large blocks of stocks without significantly affecting prices, it tends to exaggerate the movements seen in other world markets. In the recent crisis in October, which began with currency devaluations in Asia, the Paris market was hit harder than the markets of other developed markets, with the exception of the Far East.
Q. WHAT WAS YOUR INVESTMENT STRATEGY IN THIS ENVIRONMENT?
A. The first part of my strategy was to avoid being significantly over-exposed to any one industry or sector. I believe that if you have good stock picking in each sector, you should produce good returns, whether or not a sector is in favor. The fund, however, was somewhat overweighted in relation to the French market index in banks and cyclicals, although this was not a dramatic overweighting. Within each sector, I established positions in a limited number of stocks. In banks, for example, I concentrated on two companies, Credit Commercial France (CCF) and Societe Generale. Both turned out to be very good performers. The second part of my strategy was to try to protect performance by buying the convertible bond and selling the stock of a company whenever I thought it was justified, given the current price of the convertible bond. Convertible bonds tend to have fairly good downside protection, and this strategy helped the fund remain resilient in a downturn. Among the major company investments that included convertible bonds were Societe Generale and Groupe Danone.
Q. CONSTRUCTION AND REAL ESTATE APPEARED TO BE AN AREA OF EMPHASIS, AT MORE THAN 13% OF PORTFOLIO HOLDINGS AT THE END OF THE YEAR? WHAT WAS YOUR STRATEGY IN THIS SECTOR?
A. I tended to invest in special construction companies that owned or were invested in other types of businesses, such as water distribution, telephone services and telecommunications. I believed this helped support the value of the stock, even if construction were not strong. Among the fund's construction holdings were Groupe GTM, which is involved in utilities, and Bouygues, whose holdings in television and telecommunications together were valuable enough to justify the price of the stock without even considering the value of its construction operations. Another reason the sector was attractive was that I believed the construction industry was at a low point, with significant growth potential when the economy picks up. When this happens, good performance in the construction sector should follow.
Q. WHAT OTHER COMPANIES HAVE CONTRIBUTED TO PERFORMANCE?
A. Energy stocks did very well for the fund, although their weighting in the portfolio was neutral compared to the index. Among the significant contributors were Elf Aquitaine and Total, two major oil companies, and Bouygues Offshore and Technip, which provide services to the oil industry. These stocks did well as demand for energy began increasing.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The luxury goods area certainly was a disappointment, including companies such as Christian Dior and Clarins, which were sold before the end of the fiscal year. They sell a lot of goods in the Far East, so the Far Eastern financial crisis has decimated these stocks. However, I think the market has made a fairly harsh judgment on these companies, especially since luxury goods in the past have been resilient in financial crises.
Q. WHAT IS YOUR OUTLOOK?
A. The French market seems to be in fairly good shape. Many companies are discovering the importance of respecting shareholder value. The major companies in France do not depend on the French economy, and I can develop an opinion on their stocks without being concerned too much about the French economy or French politics. In addition, interest rates are low in France. With very high unemployment and low inflation, it is not likely that interest rates will go up significantly. That is good for French companies. All these factors give me a fairly positive attitude about French companies, provided they have good fundamentals. In addition, I anticipate an increase in corporate takeovers in France, both by French and foreign companies. This should have a favorable impact on stock prices. Another short-term factor that should support French stock prices is that the new Socialist government has minimized the privatization program that was aggressively promoted by the former Conservative government. In the near term, this will support the prices of stocks already being publicly traded, as the government will not issue new stock that would compete for investment dollars.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

RENAUD SALEUR ON THE FRENCH INVESTMENT ENVIRONMENT
IN LIGHT OF THE MAY ELECTIONS AND THE 1999 EUROPEAN
ECONOMIC UNIFICATION:
"Each European country is putting its own policies in place to enable it to join the European Economic Union. At this point, France seems to be the country most hurt by deciding not to devalue its own currency. It chose not to devalue in both 1992 and 1994. France tried to keep its currency tied to the German currency, and this has hurt France. Devaluation could have helped to correct a balance of payment deficit by making foreign products more costly for the French. At the same time, French products would have become cheaper for foreigners. Since we are so close to 1999, there is not enough time for devaluation to help France to meet the criteria for joining the Economic Union in 1999. French policy, after the Socialist victory in the May elections, is to try to protect the French franc and reduce the deficit by raising taxes.
The former Conservative government had tried to relieve tax pressure, but the Socialists have reversed this process totally, raising taxes on both corporations and individuals, while putting greater emphasis on the role of the public sector. "The Socialist policies result in taking money from the public and from companies, and distributing it to civil servants. I am not sure this is a very effective way to encourage business and economic expansion and boost the economy. The present Socialist government is very ideological, unlike the last Socialist government, which was more pragmatic. I would expect that it would take the government a year or more to adjust and become more pragmatic.
"The French Socialists don't have much time to get ready for the European Economic Union. France has to be ready in three years. I think this lack of time limits the range of decisions the French Socialists can take, and rules out options that could jeopardize France's entry into the union."


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of French issuers.
FUND NUMBER: 345
TRADING SYMBOL: FFRAF
START DATE: November 1, 1995
SIZE: as of October 31, 1997, more than
$5 million
MANAGER: Renaud Saleur, since inception;
portfolio manager and senior equity analyst, Fidelity International, Limited, since 1986; joined
Fidelity in 1986
(checkmark)
FRANCE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 5.7%
ROW: 1, COL: 1, VALUE: 94.3
ROW: 1, COL: 2, VALUE: 5.7
FRANCE 94.3%
AS OF APRIL 30, 1997
UNITED STATES 3.4%
ROW: 1, COL: 1, VALUE: 96.59999999999999
ROW: 1, COL: 2, VALUE: 3.4
FRANCE 96.6%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   76.1          89.1

BONDS                    18.2          7.5

SHORT-TERM INVESTMENTS   5.7           3.4

TOP TEN STOCKS
                                           % OF FUND'S   % OF FUND'S
                                           INVESTMENTS   INVESTMENTS
                                                         IN THESE STOCKS
                                                         6 MONTHS AGO

NATIONALE ELF AQUITAINE                    6.2           4.9
(OIL & GAS)

FRANCE TELECOM SA                          3.9           0.0
(TELEPHONE SERVICES)

TOTAL SA CLASS B                           3.7           4.3
(OIL & GAS)

CREDIT COMMERCIAL DE FRANCE ORD. (BANKS)   3.4           2.4

GALERIES LAFAYETTE SA                      3.3           2.3
(GENERAL MERCHANDISE STORES)

RHONE POULENC SA CLASS A                   2.7           2.2
(DRUGS & PHARMEUTICALS)

BOUYGUES OFFSHORE SA                       2.5           0.9
(CONSTRUCTION)

COMPAGNIE DE SAINT GOBAIN                  2.2           1.8
(CONSTRUCTION)

GROUPE GTM                                 2.1           0.5
(CONSTRUCTION)

L'OREAL CO. ORD.                           2.0           0.0
(HOUSEHOLD PRODUCTS)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

CONSTRUCTION & REAL ESTATE         13.1          11.0

FINANCE                            11.3          14.3

HEALTH                             10.0          6.6

ENERGY                             9.9           9.2

DURABLES                           8.4           8.6

RETAIL & WHOLESALE                 6.7           7.2

MEDIA & LEISURE                    6.7           7.4

INDUSTRIAL MACHINERY & EQUIPMENT   6.2           5.6

NONDURABLES                        5.3           8.8

TECHNOLOGY                         5.3           6.5

FRANCE
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 76.1%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.4%
AEROSPACE & DEFENSE - 1.4%
Industrielle d'Aviation Latecoere SA  600 $ 73,861
DEFENSE ELECTRONICS - 1.0%
Intertechnique SA  260  55,223
TOTAL AEROSPACE & DEFENSE   129,084
BASIC INDUSTRIES - 3.2%
CHEMICALS & PLASTICS - 2.2%
L'Air Liquide  695  107,674
(EPI) Espace Production Internationale SA  850  14,567
  122,241
METALS & MINING - 1.0%
Pechiney SA Class A  1,300  53,378
TOTAL BASIC INDUSTRIES   175,619
CONSTRUCTION & REAL ESTATE - 13.1%
BUILDING MATERIALS - 4.0%
IMETAL SA Ord.   600  64,394
Lafarge SA  1,520  94,827
Lapeyre SA  1,000  58,335
  217,556
CONSTRUCTION - 7.5%
Bouygues Offshore SA  2,875  136,112
Compagnie de Saint Gobain  817  117,099
Groupe GTM  1,820  113,416
Technip SA  360  38,075
  404,702
ENGINEERING - 1.6%
Bouygues  950  88,801
TOTAL CONSTRUCTION & REAL ESTATE   711,059
DURABLES - 8.4%
AUTOS, TIRES, & ACCESSORIES - 2.7%
Bertrand Faure SA  100  5,884
Sylea SA  800  70,626
Valeo SA  1,000  66,592
  143,102
CONSUMER DURABLES - 1.7%
l'Europeenne d'Extincteurs  1,022  68,287
Securidev SA  1,200  22,019
  90,306
CONSUMER ELECTRONICS - 1.5%
BIC  720  49,180
SEB SA  300  34,222
  83,402
TEXTILES & APPAREL - 2.5%
Aigle SA, Class A  600  32,301
Alain Manoukian SA  1,800  57,643
Christian Dior warrants 6/30/98 (a)  2,800  46,869
  136,813
TOTAL DURABLES   453,623
ENERGY - 9.9%
OIL & GAS - 9.9%
Nationale Elf Aquitaine  2,705  334,323
Total SA Class B  1,820  201,629
  535,952

 SHARES VALUE (NOTE 1)
FINANCE - 6.6%
BANKS - 3.4%
Credit Commercial de France Ord.   3,215 $ 181,871
CREDIT & OTHER FINANCE - 3.2%
Axime SA Ex Segin (a)  855  95,165
Compagnie Financiere de Credit
 Industriel et Commercial SA  1,100  80,163
  175,328
TOTAL FINANCE   357,199
HEALTH - 7.1%
DRUGS & PHARMACEUTICALS - 7.1%
Dollfus Mieg & CIE (DMC) (a)  3,300  63,064
Genset SA (a)  1,200  67,614
Rhone Poulenc SA Class A  3,380  147,149
Synthelabo  905  106,370
  384,197
HOLDING COMPANIES - 0.6%
Marine Wendel SA  300  34,482
INDUSTRIAL MACHINERY & EQUIPMENT - 1.1%
Euraltech SA  90  14,037
Sidel SA  800  44,868
  58,905
MEDIA & LEISURE - 3.3%
BROADCASTING - 0.8%
NRJ SA  300  41,544
LEISURE DURABLES & TOYS - 1.1%
Skis Rossignol SA  3,100  61,335
PUBLISHING - 1.4%
Hachette Filipacchi Medias SA (a)  400  73,741
TOTAL MEDIA & LEISURE   176,620
NONDURABLES - 3.2%
BEVERAGES - 1.2%
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  385  65,311
HOUSEHOLD PRODUCTS - 2.0%
L'Oreal Co. Ord.   309  109,330
TOTAL NONDURABLES   174,641
RETAIL & WHOLESALE - 6.7%
GENERAL MERCHANDISE STORES - 4.2%
Carrefour Supermarche SA  100  52,104
Galeries Lafayette SA  380  177,602
  229,706
RETAIL & WHOLESALE, MISCELLANEOUS - 2.5%
Pinault Printemps SA  218  99,548
Rallye SA  700  33,116
  132,664
TOTAL RETAIL & WHOLESALE   362,370
SERVICES - 1.3%
ADVERTISING - 1.3%
Expand SA (a)  600  57,020
Havas SA  220  14,471
  71,491
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - 5.3%
COMPUTER SERVICES & SOFTWARE - 1.9%
Cegid SA  600 $ 64,913
Cap Gemini Sogeti SA  500  39,640
  104,553
COMPUTERS & OFFICE EQUIPMENT - 1.6%
Compagnie des Machines Bull SA (a)  4,200  45,803
Guilbert  300  39,104
  84,907
ELECTRONICS - 1.8%
Schneider SA  1,805  96,234
TOTAL TECHNOLOGY   285,694
UTILITIES - 3.9%
TELEPHONE SERVICES - 3.9%
France Telecom SA  5,542  209,422
TOTAL COMMON STOCKS
 (Cost $3,773,143)   4,120,358
CONVERTIBLE BONDS - 18.2%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (C)
FINANCE - 4.7%
BANKS - 4.7%
Societe Generale
 3 1/2%, 1/1/00  Aa3 FRF 1,168,200  251,853
HEALTH - 2.9%
DRUGS & PHARMACEUTICALS - 2.9%
Sanofi SA 4%, 1/1/00 - FRF 471,200  158,395
INDUSTRIAL MACHINERY & EQUIPMENT - 5.1%
ELECTRICAL EQUIPMENT - 2.7%
Alcatel Alsthom CGE SA
 6 1/2%, 1/1/00 A1 FRF 680,000  144,194
INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%
Carbone Lorrane, Le
 3 1/4%, 1/1/01 - FRF 250,000  133,288
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   277,482
MEDIA & LEISURE - 3.4%
LODGING & GAMING - 3.4%
Accor SA 6 3/4%, 1/1/00 - FRF 734,400  183,273
NONDURABLES - 2.1%
FOODS - 2.1%
Groupe Danone
 6.60%, 1/1/00 A1 FRF 513,000  113,468
TOTAL CONVERTIBLE BONDS
 (Cost $878,513)   984,471
CASH EQUIVALENTS - 5.7%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $307,328)   307,328 $ 307,328
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,958,984)  $ 5,412,157
CURRENCY ABBREVIATIONS
FRF - French franc
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $8,612,169 and $9,329,767, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $601 for the period.
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $4,964,607. Net unrealized appreciation aggregated $447,550, of which $653,692 related to appreciated investment securities and $206,142 related to depreciated investment securities.
The fund hereby designates approximately $284,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FRANCE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                               $ 5,412,157

(COST $4,958,984) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD                                                                                   173,792


RECEIVABLE FOR FUND SHARES SOLD                                                                                   1,358


DIVIDENDS RECEIVABLE                                                                                              44,328


INTEREST RECEIVABLE                                                                                               897


RECEIVABLE FROM INVESTMENT ADVISER FOR EXPENSE REDUCTIONS                                                         1,932


 TOTAL ASSETS                                                                                                     5,634,464


LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 5,898


PAYABLE FOR FUND SHARES REDEEMED                                                                        14,228


OTHER PAYABLES AND                                                                                      35,963

ACCRUED EXPENSES


 TOTAL LIABILITIES                                                                                                56,089


NET ASSETS                                                                                                       $ 5,578,375


NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                  $ 4,368,369


UNDISTRIBUTED NET INVESTMENT INCOME                                                                               23,384


ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS               743,150


NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                         443,472

AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 420,448                                                                                          $ 5,578,375

SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($5,578,375 (DIVIDED BY) 420,448 SHARES)                           $13.27


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $13.27)                                                            $13.68



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                               $ 157,739
DIVIDENDS

INTEREST                                                                         38,821

                                                                                 196,560

LESS FOREIGN TAXES WITHHELD                                                      (22,502)

 TOTAL INCOME                                                                    174,058

EXPENSES

MANAGEMENT FEE                                                     $ 46,846

TRANSFER AGENT FEES                                                 22,817

ACCOUNTING FEES AND EXPENSES                                        60,010

NON-INTERESTED TRUSTEES' COMPENSATION                               36

CUSTODIAN FEES AND EXPENSES                                         45,966

REGISTRATION FEES                                                   16,807

AUDIT                                                               32,236

LEGAL                                                               41

REPORTS TO SHAREHOLDERS                                             1,169

MISCELLANEOUS                                                       41

 TOTAL EXPENSES BEFORE REDUCTIONS                                   225,969

 EXPENSE REDUCTIONS                                                 (100,947)    125,022

NET INVESTMENT INCOME                                                            49,036

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              761,976

 FOREIGN CURRENCY TRANSACTIONS                                      (9,120)      752,856

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              27,638

 ASSETS AND LIABILITIES IN                                          (6,932)      20,706
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  773,562

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 822,598

OTHER INFORMATION                                                               $ 15,163
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                             $ 20
 CUSTODIAN CREDITS

  FMR REIMBURSEMENT                                                              100,927

                                                                                $ 100,947


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    NOVEMBER 1, 1995
                                    OCTOBER 31,   (COMMENCEMENT
                                    1997          OF OPERATIONS) TO
                                                  OCTOBER 31,
                                                  1996



OPERATIONS                                                                                             $ 49,036       $
94,919
NET INVESTMENT INCOME


 NET REALIZED GAIN (LOSS)                                                                               752,856
418,467

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                                   20,706
422,766

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        822,598
936,152

DISTRIBUTIONS TO SHAREHOLDERS                                                                           (69,894)
(10,687)
FROM NET INVESTMENT INCOME


 FROM NET REALIZED GAIN                                                                                 (266,472)      -


 TOTAL DISTRIBUTIONS                                                                                    (336,366)
(10,687)

SHARE TRANSACTIONS                                                                                      5,243,968
11,366,476
NET PROCEEDS FROM SALES OF SHARES


 REINVESTMENT OF DISTRIBUTIONS                                                                          334,785
10,618

 COST OF SHARES REDEEMED                                                                                (6,049,684)
(6,790,666)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                (470,931)
4,586,428

REDEMPTION FEES                                                                                         21,293
29,888

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                               36,594
5,541,781

NET ASSETS


 BEGINNING OF PERIOD                                                                                    5,541,781      -


 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $23,384 AND $87,666, RESPECTIVELY)    $ 5,578,375    $
5,541,781

OTHER INFORMATION

SHARES


 SOLD                                                                                                   411,477
1,041,015

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                                28,936         1,052


 REDEEMED                                                                                               (472,584)
(589,448)

 NET INCREASE (DECREASE)                                                                                (32,171)
452,619



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED    NOVEMBER 1, 1995
                          OCTOBER 31,   (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        OCTOBER 31,

SELECTED PER-SHARE DATA   1997          1996




NET ASSET VALUE, BEGINNING OF PERIOD                           $ 12.24    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                        .10 C      .23

 NET REALIZED AND UNREALIZED GAIN (LOSS)                      1.66       1.98

 TOTAL FROM INVESTMENT OPERATIONS                             1.76       2.21

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                   (.16)      (.04)

 FROM NET REALIZED GAIN                                       (.61)      -

 TOTAL DISTRIBUTIONS                                          (.77)      (.04)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                      .04        .07

NET ASSET VALUE, END OF PERIOD                                $ 13.27    $ 12.24

TOTAL RETURN A, B                                             15.63%     22.89%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 5,578    $ 5,542

RATIO OF EXPENSES TO AVERAGE NET ASSETS                       2.00% D    2.00%
                                                                                                           D

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          .78%       1.74%

PORTFOLIO TURNOVER RATE                                       150%       129%

AVERAGE COMMISSION RATE E                                     $ .1749    $ .1932

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE. C  NET INVESTMENT INCOME PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD. D  FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 7 OF
NOTES TO FINANCIAL STATEMENTS). E  A FUND IS REQUIRED TO DISCLOSE
ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


GERMANY
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                           PAST 1   LIFE OF
OCTOBER 31, 1997                        YEAR     FUND

GERMANY                                 20.47%   36.62%

GERMANY (INCL. 3% SALES CHARGE)         16.86%   32.52%

DEUTSCHER AKTIENINDEX 100               21.04%   37.73%

EUROPEAN REGION FUNDS AVERAGE           20.38%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Deutscher Aktienindex (DAX) 100 - a market capitalization weighted index of the 100 most heavily traded stocks in the German market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 68 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                     PAST 1   LIFE OF
OCTOBER 31, 1997                  YEAR     FUND

GERMANY                           20.47%   16.86%

GERMANY (INCL. 3% SALES CHARGE)   16.86%   15.12%

DEUTSCHER AKTIENINDEX 100         21.04%   17.36%

EUROPEAN REGION FUNDS AVERAGE     20.38%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 114143 S00000000000001
             Germany                     DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                    10045.93
  1995/12/31       9835.80                    10293.16
  1996/01/31      10320.80                    10746.76
  1996/02/29      10369.30                    10830.07
  1996/03/31      10495.40                    10812.65
  1996/04/30      10194.70                    10413.05
  1996/05/31      10573.00                    10679.84
  1996/06/30      10650.60                    10956.77
  1996/07/31      10524.50                    10921.61
  1996/08/31      10660.30                    11180.88
  1996/09/30      10747.60                    11282.48
  1996/10/31      10999.80                    11378.77
  1996/11/30      11523.60                    11820.89
  1996/12/31      11650.51                    12007.46
  1997/01/31      11570.43                    11917.66
  1997/02/28      12000.82                    12383.06
  1997/03/31      12631.39                    13186.91
  1997/04/30      12341.13                    12745.27
  1997/05/31      12951.68                    13390.51
  1997/06/30      13352.04                    13933.20
  1997/07/31      14473.05                    15226.21
  1997/08/31      13221.92                    13796.83
  1997/09/30      14242.84                    14883.23
  1997/10/31      13251.95                    13772.76
IMATRL PRASUN   SHR__CHT 19971031 19971126 114145 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Germany Fund on November 1, 1995, when the fund started and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $13,252 - a 32.52% increase on the initial investment. For comparison, look at how the Deutscher Aktienindex 100 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,773 - a 37.73% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
GERMANY
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Alexandra Edzard, Portfolio Manager of Fidelity Germany Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the 12-month period that ended October 31, 1997, the fund returned 20.47%. The fund's benchmark, the Deutscher Aktienindex (DAX) 100, gained 21.04% during the past 12 months. According to Lipper Analytical Services, the total return for the European region funds average was 20.38% for the 12-month period.
Q. THE GERMAN STOCK MARKET SHOWED CONSIDERABLE VOLATILITY DURING THE PERIOD. CAN YOU TALK ABOUT THE FACTORS BEHIND THE MARKET'S PERFORMANCE?
A. During most of the period, the market was very strong. For example, it was up as much as 57.6% at its July peak. Several factors accounted for the market's gains during the first nine months of the period. First, Germany has an export-oriented economy. Many industries such as automobiles and engineering that rely on exports benefited from the strength of the dollar and other currencies versus the Deutsche mark, because it was easier for the companies to sell their products and services to foreign customers at cheaper prices. The mark's weakness also made imported products more expensive to German customers, helping make the goods and services provided by German companies that compete against foreign imports more attractive. In addition, many German companies continued restructuring moves aimed at improving shareholder value. Finally, there was considerable speculation about mergers and acquisitions in the financial sector, which helped drive up share prices. That speculation was fueled in part by a merger between two Bavarian banks - Bayerische Vereinsbank and Bayerische Hypobank.
Q. WHAT HAPPENED AFTER THE MARKET PEAKED IN JULY?
A. Share prices fell during the last three months of the period, partly in response to a weakening dollar. The market decline also reflected other concerns, including worries about sharp drops in Asian stock prices.
Q. WHAT DROVE THE FUND'S PERFORMANCE DURING THE YEAR?
A. The fund generally doesn't attempt to outperform the DAX 100 by investing in broad themes or greatly overweighting and underweighting various sectors. Instead, I attempt to add value through individual stock picking, focusing on shares of companies with realistic return goals and sound strategies for achieving them. During the recent period, the fund benefited from the performance of individual holdings, including software maker SAP, a well-managed firm with a growing client base. Other holdings that performed well for the fund included Wella, a cosmetics company that has made important restructuring moves, and Lufthansa, the airline company, which cut costs and reported strong traffic volume.
Q. DID THE FUND INVEST IN THE EXPORT-ORIENTED COMPANIES THAT YOU MENTIONED EARLIER?
A. Yes, it did. The fund held shares of automotive stocks such as Volkswagen and BMW, as well as stocks of engineering companies such as Mannesmann, Thyssen and Krupp-Hoesch. These firms and their stocks benefited from strong exports, as well as other factors. For example, I believed that the merger of Thyssen and Krupp-Hoesch during the recent period would result in cost savings that would further boost shareholder returns.
Q. WERE THERE ANY DISAPPOINTMENTS FOR THE FUND?
A. I'd point to disappointments in three areas. First, chemical companies such as BASF suffered from increasing production capacity, which drove prices down in that industry. Second, utilities such as Veba lagged the overall market for two reasons: They don't export, and hence didn't benefit from the relative weakness of the Deutsche mark, and their restructuring moves are already complete - so all of the benefits were previously reflected in their stock prices. Third, retailers such as Metro also lagged because of the slow pace of domestic retail sales. All three sectors were underweighted in the fund at the end of the period, but on balance the fund's investments in those sectors hurt its relative performance.
Q. WHAT IMPORTANT CHANGES DID YOU MAKE IN THE PORTFOLIO?
A. Most of the changes involved individual companies rather than broad sectors. I recently increased the fund's investment in Daimler-Benz, Germany's largest car maker, due to its improved business prospects. However, I recently became less enamored of Volkswagen, because I felt the firm's 7 billion Deutsche mark rights issue - which offered shareholders the right to purchase additional shares at a discount to the market price - was unjustified and would dilute shareholder value.
Q. THE FUND'S PERFORMANCE IS COMPARED TO THE DAX 100, WHICH IS MADE UP OF THE LARGEST GERMAN FIRMS. DID YOU ALSO INVEST IN SHARES OF SMALL COMPANIES?
A. Some 70% of the fund is invested in the DAX 100's 30 largest stocks, while the other 30% of the fund's assets are in the remaining 70 stocks. Thus, our investment in small companies is relatively modest. However, the fund did hold shares of relatively small companies, which offer the potential for above-average growth. These included Apcoa, which manages parking spaces, and Hugo Boss, which makes men's clothing.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING YEAR?
A. The market was driven largely by the very strong rise in exports during the past year. That strength depends upon what happens to the dollar. If it continues to weaken, then that will be bad news for exporters in Germany. Meanwhile, domestic consumer demand is likely to remain relatively weak, as there is little sign of any imminent decrease in the current 11% unemployment rate. As a result, retailers and other industries that depend upon domestic consumer spending aren't likely to rebound. In short, returns in the German market are likely to be driven by downsizing and other restructuring moves rather than sales growth. I will continue to focus on shares of companies that are making the right moves to deliver higher shareholder value over the long term. At the same time, I'll keep an eye out for other opportunities. For example, it seems likely that the financial sector will benefit from continued consolidation over the long term.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ALEXANDRA EDZARD ON FINDING VALUE IN GERMAN STOCKS:
"The continued weakness of the German economy and the unpredictability of currency fluctuations that have supported German exporters make it a challenge to find exciting stocks in this market now. Above all, success in the German stock market requires finding individual companies that can prosper in this less-than-ideal environment.
"I expect restructuring stories to be the main drivers for the German market going forward. Many German firms are making significant cost reductions and selling off unprofitable divisions. Others are participating in mergers that offer the opportunity to eliminate redundant costs.
Such moves are likely to increase profitability, thus generating additional value for shareholders.
"A similar restructuring trend has helped drive returns in the U.S. stock market during the past decade. Likewise, such moves by German companies could make an enormous difference in shareholder returns during the coming years - especially for investors who can identify the companies that are working most successfully to achieve shareholder value."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of German issuers
FUND NUMBER: 346
TRADING SYMBOL: FGERF
START DATE: November 1, 1995
SIZE: as of October 31, 1997, more than
$12 million
MANAGER: Alexandra Edzard, since 1996;
joined Fidelity in 1994
(checkmark)
GERMANY
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 9.5%
ROW: 1, COL: 1, VALUE: 85.40000000000001
ROW: 1, COL: 2, VALUE: 1.0
ROW: 1, COL: 3, VALUE: 3.5
ROW: 1, COL: 4, VALUE: 9.5
SWITZERLAND 3.5%
OTHER 0.6%
GERMANY 86.4%
AS OF APRIL 30, 1997
UNITED STATES 9.4%
ROW: 1, COL: 1, VALUE: 84.3
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 4.0
ROW: 1, COL: 4, VALUE: 9.4
SWITZERLAND 4.0%
OTHER 0.8%
GERMANY 85.8%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

COMMON STOCKS            74.2          75.6

PREFERRED STOCKS         16.4          15.2

SHORT-TERM INVESTMENTS   9.4           9.2

TOP TEN STOCKS
                                 % OF FUND'S   % OF FUND'S
                                 INVESTMENTS   INVESTMENTS
                                               IN THESE STOCKS
                                               6 MONTHS AGO

ALLIANZ AKTIENGESELLSCHAFT       8.5           8.5
 HOLDINGS (REG.)
(INSURANCE)

DAIMLER-BENZ AG ORD.             5.4           4.5
(AUTOS, TIRES, & ACCESSORIES)

SIEMENS AG                       5.2           3.8
(ELECTRICAL EQUIPMENT)

DEUTSCHE BANK AG                 4.7           4.1
(BANKS)

MUNICH REINSURANCE AG (REG.)     4.1           6.5
(INSURANCE)

HOECHST AG ORD.                  4.0           3.8
(CHEMICALS & PLASTICS)

SAP (SYSTEME ANWENDUNGEN         3.9           2.8
 PRODUKTE) AG
(COMPUTER SERVICES & SOFTWARE)

VOLKSWAGEN AG                    3.5           3.4
(AUTOS, TIRES, & ACCESSORIES)

DREDSNER BANK AG ORD.            3.3           2.5
(BANKS)

(BMW) MUENCHEN BAYERISCHE        3.2           2.4
 MOTORENWERKE AG
(AUTOS, TIRES, & ACCESSORIES)

TOP TEN MARKET SECTORS
                                    % OF FUND'S   % OF FUND'S
                                    INVESTMENTS   INVESTMENTS
                                                  IN THESE
                                                  MARKET SECTORS
                                                  6 MONTHS AGO

FINANCE                             28.9          31.7

DURABLES                            16.0          12.1

BASIC INDUSTRIES                    13.4          17.0

INDUSTRIAL MACHINERY & EQUIPMENT    9.6           5.8

UTILITIES                           8.3           10.4

TECHNOLOGY                          7.2           4.6

TRANSPORTATION                      2.2           0.5

HEALTH                              1.3           4.2

SERVICES                            1.1           0.0

HOLDING COMPANIES                   0.9           0.6

GERMANY
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 74.2%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 11.3%
CHEMICALS & PLASTICS - 8.8%
BASF AG  6,127 $ 209,209
Bayer AG  8,894  313,481
Hoechst AG Ord.   14,170  541,335
SKW Trostberg AG  3,490  120,380
  1,184,405
IRON & STEEL - 2.1%
Thyssen AG Ord.   1,234  286,145
METALS & MINING - 0.4%
Vossloh AG (Reg.)  1,041  52,623
TOTAL BASIC INDUSTRIES   1,523,173
CONSTRUCTION & REAL ESTATE - 0.4%
REAL ESTATE - 0.4%
IVG Holding AG  1,868  52,087
DURABLES - 8.4%
AUTOS, TIRES, & ACCESSORIES - 5.8%
Continental Gummi-Werke AG  2,205  52,984
Daimler-Benz AG Ord.   10,846  728,097
  781,081
TEXTILES & APPAREL - 2.6%
Adidas AG  1,778  257,681
Boss (Hugo) AG  68  86,725
  344,406
TOTAL DURABLES   1,125,487
FINANCE - 28.1%
BANKS - 14.4%
Bayerische Hypotheken-und
 Wechselbank AG  2,563  108,760
Bayerische Vereinsbank AG Ord.   4,327  257,112
BHF Bank (Bank Berlin Hand)  1,315  39,641
Credit Suisse Group (Reg.)  1,775  250,353
Deutsche Bank AG  9,517  625,363
Dresdner Bank AG Ord.   10,821  444,131
Julius Baer Holding AG  145  216,696
  1,942,056
INSURANCE - 13.7%
Allianz Aktiengesellschaft Holdings (Reg.)  5,050  1,137,348
Hannover Rueckversicherungs-AG  183  13,653
ING Groep NV  1,902  79,698
Koelnische Ruckesich (Reg.)  61  55,262
Munich Reinsurance AG (Reg.)  1,890  551,113
  1,837,074
TOTAL FINANCE   3,779,130
HEALTH - 1.3%
MEDICAL EQUIPMENT & SUPPLIES - 1.3%
Gehe AG  3,273  172,663
HOLDING COMPANIES - 0.9%
Man AG Ord.   383  114,789
INDUSTRIAL MACHINERY & EQUIPMENT - 9.1%
ELECTRICAL EQUIPMENT - 5.3%
Rofin Sinar Technologies, Inc. (a)   1,111  15,415
Siemens AG  11,464  701,796
  717,211

 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 3.8%
Boewe Systec AG  244 $ 7,214
Fried. Krupp AG, Krupp-Hoesch  606  119,092
Mannesmann AG Ord.   892  377,484
  503,790
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,221,001
RETAIL & WHOLESALE - 0.7%
GENERAL MERCHANDISE STORES - 0.7%
Metro AG  2,097  92,997
SERVICES - 1.1%
LEASING & RENTAL - 1.1%
Apcoa Parking AG  1,763  143,084
TECHNOLOGY - 4.5%
COMPUTER SERVICES & SOFTWARE - 3.9%
SAP (Systeme Anwendungen
 Produkte) AG  1,840  528,533
ELECTRONIC INSTRUMENTS - 0.6%
Pfeiffer Vacuum Technology
 AG sponsored ADR (a)  2,360  75,930
TOTAL TECHNOLOGY   604,463
TRANSPORTATION - 2.2%
AIR TRANSPORTATION - 2.2%
Lufthansa Deutsche AG (Reg.)  16,359  292,565
UTILITIES - 6.2%
ELECTRIC UTILITY - 4.4%
Veba AG Ord.   7,687  428,912
Viag AG  359  168,990
  597,902
TELEPHONE SERVICES - 1.8%
Deutsche Telekom AG  12,456  236,845
TOTAL UTILITIES   834,747
TOTAL COMMON STOCKS
 (Cost $9,442,106)   9,956,186
NONCONVERTIBLE PREFERRED STOCKS - 16.4%
BASIC INDUSTRIES - 2.1%
CHEMICALS & PLASTICS - 2.1%
Wella AG  402  281,983
DURABLES - 7.6%
AUTOS, TIRES, & ACCESSORIES - 6.9%
(BMW) Muenchen Bayerische
 Motorenwerke AG   851  429,200
Porsche AG (a)  16  23,374
Volkswagen AG  1,034  474,141
  926,715
HOME FURNISHINGS - 0.7%
Moebel Walther AG  2,255  91,507
TOTAL DURABLES   1,018,222
FINANCE - 0.8%
INSURANCE - 0.8%
Marschollek Lautenschlaeger
 und Partner AG  453  103,730
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Rheinmetal Berlin  3,490 $ 61,707
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Prosieben Media AG (non-vtg.)  120  5,983
NONDURABLES - 0.6%
FOODS - 0.6%
Suedzucker AG  164  82,713
TECHNOLOGY - 2.7%
COMPUTER SERVICES & SOFTWARE - 2.6%
SAP (Systeme Anwendungen
 Produkte) AG  1,194  356,297
ELECTRONICS - 0.1%
Sartorius AG  30  7,565
TOTAL TECHNOLOGY   363,862
UTILITIES - 2.1%
ELECTRIC UTILITY - 2.1%
RWE AG  7,749  283,007
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $2,097,340)   2,201,207
CASH EQUIVALENTS - 9.4%
Taxable Central Cash Fund (b)
 (Cost $1,267,770)  1,267,770  1,267,770
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $12,807,216)  $ 13,425,163
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $16,284,584 and $13,024,062 , respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $12,760 for the period.
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $12,810,899. Net unrealized appreciation aggregated $614,264, of which $1,098,862 related to appreciated investment securities and $484,598 related to depreciated investment securities.
The fund hereby designates approximately $568,000 as a capital gain dividend for the purpose of the dividend paid deduction.
GERMANY
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                   $
13,425,163
(COST $12,807,216) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
396,289

RECEIVABLE FOR FUND SHARES SOLD                                                                                       6,187


DIVIDENDS RECEIVABLE                                                                                                  3,587


INTEREST RECEIVABLE                                                                                                   3,192


REDEMPTION FEES RECEIVABLE                                                                                            134


 TOTAL ASSETS
13,834,552

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 1,005,610


PAYABLE FOR FUND SHARES REDEEMED                                                                        49,137


ACCRUED MANAGEMENT FEE                                                                                  13,389


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     34,183


 TOTAL LIABILITIES
1,102,319

NET ASSETS                                                                                                           $
12,732,233

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                      $
10,427,348

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
1,686,841

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
618,044
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 961,505                                                                                              $
12,732,233
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($12,732,233 (DIVIDED BY) 961,505 SHARES)                              $13.24


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $13.24)                                                                $13.65



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                               $ 190,507
DIVIDENDS

INTEREST                                                                         45,839

                                                                                 236,346

LESS FOREIGN TAXES WITHHELD                                                      (19,312)

 TOTAL INCOME                                                                    217,034

EXPENSES

MANAGEMENT FEE                                                     $ 88,900

TRANSFER AGENT FEES                                                 39,774

ACCOUNTING FEES AND EXPENSES                                        60,017

NON-INTERESTED TRUSTEES' COMPENSATION                               56

CUSTODIAN FEES AND EXPENSES                                         30,554

REGISTRATION FEES                                                   18,031

AUDIT                                                               31,537

LEGAL                                                               66

REPORTS TO SHAREHOLDERS                                             2,195

MISCELLANEOUS                                                       57

 TOTAL EXPENSES BEFORE REDUCTIONS                                   271,187

 EXPENSE REDUCTIONS                                                 (32,864)     238,323

NET INVESTMENT INCOME (LOSS)                                                     (21,289)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              1,716,309

 FOREIGN CURRENCY TRANSACTIONS                                      (3,056)      1,713,253

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              288,454

 ASSETS AND LIABILITIES IN                                          146          288,600
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  2,001,853

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 1,980,564

OTHER INFORMATION                                                               $ 53,819
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                             $ 15
 CUSTODIAN CREDITS

  FMR REIMBURSEMENT                                                              32,849

                                                                                $ 32,864


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    NOVEMBER 1, 1995
                                    OCTOBER 31,   (COMMENCEMENT
                                    1997          OF OPERATIONS) TO
                                                  OCTOBER 31,
                                                  1996



OPERATIONS                                                                                       $ (21,289)      $ 6,560

NET INVESTMENT INCOME (LOSS)


 NET REALIZED GAIN (LOSS)                                                                         1,713,253       284,909


 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                             288,600         329,444


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  1,980,564       620,913


DISTRIBUTIONS TO SHAREHOLDERS                                                                     (5,297)         -

FROM NET INVESTMENT INCOME


 FROM NET REALIZED GAIN                                                                           (248,285)       -


 TOTAL DISTRIBUTIONS                                                                              (253,582)       -


SHARE TRANSACTIONS                                                                                14,817,379      9,994,580

NET PROCEEDS FROM SALES OF SHARES


 REINVESTMENT OF DISTRIBUTIONS                                                                    252,687         -


 COST OF SHARES REDEEMED                                                                          (11,309,518)
(3,453,139)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          3,760,548       6,541,441


REDEMPTION FEES                                                                                   66,433          15,916


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         5,553,963       7,178,270


NET ASSETS


 BEGINNING OF PERIOD                                                                              7,178,270       -


 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $6,207, RESPECTIVELY)    $ 12,732,233    $ 7,178,270


OTHER INFORMATION

SHARES


 SOLD                                                                                             1,166,667       951,953


 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                          22,362          -


 REDEEMED                                                                                         (860,345)       (319,132)


 NET INCREASE (DECREASE)                                                                          328,684         632,821




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED    NOVEMBER 1, 1995
                          OCTOBER 31,   (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        OCTOBER 31,

SELECTED PER-SHARE DATA   1997          1996




NET ASSET VALUE, BEGINNING OF PERIOD                            $ 11.34    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                                  (.02) C    .01

 NET REALIZED AND UNREALIZED GAIN                              2.21       1.31

 TOTAL FROM INVESTMENT OPERATIONS                               2.19       1.32



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                     (.01)      -

 FROM NET REALIZED GAIN                                         (.35)      -

 TOTAL DISTRIBUTIONS                                            (.36)      -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                        .07        .02

NET ASSET VALUE, END OF PERIOD                                  $ 13.24    $ 11.34

TOTAL RETURN  A, B                                              20.47%     13.40%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                         $ 12,732   $ 7,178

RATIO OF EXPENSES TO AVERAGE NET ASSETS                          2.00% D    2.00% D

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS     (.18)%     .12%

PORTFOLIO TURNOVER RATE                                          120%       133%

AVERAGE COMMISSION RATE E                                        $ .1517    $ .1714

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE. C NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. D FMR AGREED TO REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE
NOTE 7 OF NOTES TO FINANCIAL STATEMENTS) E A FUND IS REQUIRED TO
DISCLOSE IT'S AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX
OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER.


HONG KONG AND CHINA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1    LIFE OF
OCTOBER 31, 1997                       YEAR      FUND

HONG KONG AND CHINA                    -13.36%   12.48%

HONG KONG AND CHINA                    -15.96%   9.11%
 (INCL. 3% SALES CHARGE)

HANG SENG INDEX                        -12.53%   15.05%

PACIFIC EX-JAPAN FUNDS AVERAGE         -25.68%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization weighted index of the stocks of the 33 largest companies in the Hong Kong market. You can also compare the fund's performance to the Pacific ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 76 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1    LIFE OF
OCTOBER 31, 1997                 YEAR      FUND

HONG KONG AND CHINA              -13.36%   6.06%

HONG KONG AND CHINA              -15.96%   4.45%
 (INCL. 3% SALES CHARGE)

HANG SENG INDEX                  -12.53%   7.26%

PACIFIC EX-JAPAN FUNDS AVERAGE   -25.68%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 115106 S00000000000001
             Hong Kong and China         Hang Seng
             00352                       EX004
  1995/11/01       9700.00                    10000.00
  1995/11/30       9729.10                    10055.31
  1995/12/31       9942.65                    10355.18
  1996/01/31      11136.94                    11707.43
  1996/02/29      11001.00                    11493.79
  1996/03/31      10787.39                    11344.61
  1996/04/30      10816.52                    11377.80
  1996/05/31      11156.36                    11717.22
  1996/06/30      11010.71                    11485.79
  1996/07/31      10738.84                    11172.35
  1996/08/31      11272.87                    11703.04
  1996/09/30      12010.80                    12513.71
  1996/10/31      12593.38                    13153.37
  1996/11/30      13962.44                    14151.17
  1996/12/31      14017.97                    14238.54
  1997/01/31      13741.76                    14107.81
  1997/02/28      13899.59                    14226.29
  1997/03/31      13021.62                    13329.79
  1997/04/30      13297.84                    13761.33
  1997/05/31      15320.13                    15770.49
  1997/06/30      15438.51                    16275.44
  1997/07/31      16888.65                    17575.67
  1997/08/31      15300.40                    15196.09
  1997/09/30      15921.89                    16236.25
  1997/10/31      10910.54                    11505.49
IMATRL PRASUN   SHR__CHT 19971031 19971126 115107 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Hong Kong and China Fund on November 1, 1995, when the fund started and the current 3% sales charge was paid. As the charts shows, by October 31, 1997, the value of the investment would have grown to $10,911 - a 9.11% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,505 - a 15.05% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
HONG KONG AND CHINA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Joseph Tse, Portfolio Manager of Fidelity Hong Kong and China Fund
Q. HOW DID THE FUND PERFORM, JOSEPH?
A. The fund's performance was hurt significantly by a correction in the Hong Kong market in October. For the 12-month period that ended on October 31, 1997, the fund had a return of -13.36%, compared to a return of -12.53% for the Hang Seng Index and a return of -25.68% for the Pacific ex-Japan funds average, as measured by Lipper Analytical Services. The fund outperformed the Lipper average because the funds that make up the Pacific ex-Japan category had more invested in the Southeast Asian markets that performed worse than did the Hong Kong market during the period.
Q. WHAT LED TO THE SHARP DROP IN THE MARKET IN OCTOBER?
A. The Hong Kong market suffered from the negative influence of market and currency turmoil in Southeast Asia, including Thailand, Indonesia, the Philippines, Malaysia and Singapore. Events came to a head when Taiwan - seen as one of the last strongholds in the region - decided to voluntarily depreciate its currency. This led to speculation against the Hong Kong dollar and selling of Hong Kong stocks, which had enjoyed a remarkable rally for two years. The Hong Kong Monetary Authority, which had sufficient U.S. dollars to back up the local currency, resisted devaluation, but it did raise short-term interest rates substantially to protect the currency. The three-month interbank rate, or the rate banks charge to lend to each other, rose from less than 7% to over10%. At the height of the volatility, the overnight lending rate in Hong Kong actually rose to 300% on one day. While the Monetary Authority was successful in protecting the currency against devaluation, the Hong Kong stock market suffered a serious reversal. High short-term rates effectively cut off mortgage lending, and hit the important real estate industry particularly hard. Fully half the loan growth of Hong Kong had been in - and 40% of total loans had been to - the real estate industry. Bank stocks such as HSBC Holdings and property developers including Cheung Kong Holdings led the market decline in October. Both small and large companies were hurt. Adding to the problems, 1998 earnings-growth estimates for Hong Kong and Chinese companies were reduced substantially amid forecasts of a substantial economic slowdown. During the month of October, the Hang Seng Index declined 29%.
Q. WHAT WERE THE GREATEST DISAPPOINTMENTS?
A. The fund had little emphasis on utility stocks, which outperformed other stocks during the unexpected market crash in October because they are seen as defensive at times of volatility. While utilities account for almost 20% of the market capitalization in the Hang Seng Index, the fund had only about a 4% weighting in this sector at the end of September. However, I increased the fund's investments in utilities in October in response to the changing market conditions. In addition, several of the fund's construction and real estate holdings were hit particularly hard in the October correction, contributing to the fund's underperformance relative to the Hang Seng Index. New World Development and Henderson Land both declined sharply following an extended period of outperformance by real estate stocks. Henderson Land was sold by the fund before October 31.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE FIRST 11 MONTHS OF THE FISCAL YEAR?
A. The market performed very well through September. It was a period of great optimism. The smooth, uneventful changeover of control of Hong Kong from Britain to China had encouraged investors, many of whom believed Hong Kong stocks deserved higher price/earnings multiples after the uncertainty of the transition had been removed. It was an environment of relatively stable interest rates and healthy growth, particularly in the important property-development industry. The stocks of many so-called "red chip" companies - or companies based in Hong Kong but controlled in China - had performed exceptionally well. Before October, concerns about the economies and currencies of other Southeast Asian countries actually had helped the Hong Kong market, as investors overweighted Hong Kong by shifting their money here from other Southeast Asian markets. The Hang Seng Index's largest component, HSBC Holdings, had appreciated more than 80% in the 11-month period.
Q. DID THE FUND HAVE DIRECT INVESTMENTS IN CHINA?
A. I prefer to invest in China through Hong Kong-based and -controlled companies, as they tend to be more accustomed to competition, have stronger managements, more open financial disclosure policies and better track records of earnings growth. In general, I have avoided "red chip" stocks. Less than 3% of the portfolio is invested directly in China, although a number of Hong Kong-based companies in the portfolio have Chinese operations. Among China-related companies, I am very selective, and only a very few companies meet my stock- selection criteria. One example was Zhenhai Refining & Chemical Company, a petroleum product company. Another example of a China-based company that the fund has purchased is China Telecom, which was trading at a relatively attractive price, compared to other "red chip" companies.
Q. WHAT IS YOUR OUTLOOK?
A. The October decline was prompted by currency traders speculating against the Hong Kong dollar and by the resulting increase in interest rates to protect the currency. In the short term, investors in Hong Kong and Chinese companies face unusually high uncertainty because of the difficulty in projecting sales revenues and profit margins. I believe the medium-term implications are somewhat broader, however. With the October decline, we've seen a decline in the optimism over the region's earnings. I believe this signals a near- to mid-term slowdown in the tremendous earnings growth and market appreciation we have seen over the past two years. At the end of the period, we already were seeing slow sales volumes and higher pressure on pricing and profit margins among property developers, banks, hotels, retail companies and most other businesses in Hong Kong.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOSEPH TSE ON THE FINANCE AND REAL ESTATE SECTORS IN
HONG KONG AND CHINA:
"The stocks of financial firms were hard hit by the speculative attack on the Hong Kong dollar and the resulting increase in short-term interest rates. Higher interest rates mean lower profits for banks and other finance-related companies, so their short-term outlook is poor. Over the medium- to long-term, however, I believe that economic growth in China and Hong Kong will continue, supporting a strong finance sector. Real estate, which also represents a large component of the economy and of the Hang Seng Index, poses a complicated situation. Property development stocks, dominated by four major companies, had driven the market's strong performance. Residential property prices in Hong Kong have appreciated an average of about 20% per year for the past 10 years, and the four major development companies have been extremely successful as a result. They have had a combined market share of about 80% and profit margins of 50% to 60%, largely driven by the appreciating value of their land. The new government in Hong Kong, however, has taken the initiative to increase substantially the supply of housing. I believe this initiative to increase supply to meet the demand for housing most likely will result in slower appreciation of land values and thus a more normal range of profit margins, perhaps from 20% to 25%. However, I believed that property-development stocks were very attractively priced at the end of the period, based on their net asset values. I believe there will continue to be investment opportunities in this sector, but I am less optimistic and more cautious than I was before. At the end of the period, the fund was underweighted in property-related stocks compared to the Hang Seng Index, although construction and real estate stocks still comprised about 26% of fund investments. I expect real estate will continue to be a significant portion of the fund's portfolio.
"On the whole, I believe the currency and interest-rate volatility facing the region at the end of the fiscal period will stabilize over the coming months, barring unforeseen developments on the world scene. Hong Kong's market should stabilize earlier relative to the other Southeast Asian markets, given Hong Kong's stronger basic financial health, as indicated by the strength of currency and the health and maturity of Hong Kong's financial and business institutions. Hong Kong continues to have a very prudent banking system - one of the most conservative in the world. After stabilization returns, I feel that strong economic growth in Hong Kong and China will continue to drive the Hong Kong market and make it attractive to investors relative to other Southeast Asian countries and many other international markets. However, I believe the tremendous optimism that pervaded the Hong Kong market because of the changeover of control to China will not return soon. I think the days of 30%-per-year market appreciation are likely behind us."

FUND FACTS
GOAL: Long-term growth of capital by investing mainly in equity securities of Hong Kong and Chinese issuers
FUND NUMBER: 352
TRADING SYMBOL: FHKCX
START DATE: November 1, 1995
SIZE: as of October 31, 1997, more than
$177 million
MANAGER: Joseph Tse, since inception; director of research, Fidelity Investments Management
(Hong Kong), since 1994; manager, Asian
portion of various global equity funds, since
1993; analyst covering Hong Kong and
Chinese equities, 1990-1993; joined Fidelity in 1990
(checkmark)
HONG KONG AND CHINA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 8.6%
OTHER 1.0%
ROW: 1, COL: 1, VALUE: 8.6
ROW: 1, COL: 2, VALUE: 72.0
ROW: 1, COL: 3, VALUE: 18.4
ROW: 1, COL: 4, VALUE: 1.0
UNITED KINGDOM 18.4%
HONG KONG 72.0%
AS OF APRIL 30, 1997
OTHER 1.1%
BERMUDA 4.9%
ROW: 1, COL: 1, VALUE: 2.0
ROW: 1, COL: 2, VALUE: 94.0
ROW: 1, COL: 3, VALUE: 4.0
HONG KONG 94.0%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   91.4          100.0

SHORT-TERM INVESTMENTS   8.6           0.0

TOP TEN STOCKS
                                    % OF FUND'S   % OF FUND'S
                                    INVESTMENTS   INVESTMENTS
                                                  IN THESE STOCKS
                                                  6 MONTHS AGO

HSBC HOLDINGS PLC                   18.4          20.8
(BANKS)

HUTCHISON WHAMPOA LTD. ORD.         10.3          4.3
(ELECTRICAL EQUIPMENT)

CHEUNG KONG HOLDINGS LTD.           8.7           7.7
(REAL ESTATE)

SUN HUNG KAI PROPERTIES LTD.        7.9           10.2
(REAL ESTATE)

NEW WORLD DEVELOPMENT CO. LTD.       4.3          5.4
(REAL ESTATE)

CHINA TELECOM (HONG KONG) LTD.      3.4           0.0
(CELLULAR)

HONG KONG TELECOMMUNICATIONS LTD.   3.2           5.5
(TELEPHONE SERVICES)

NATIONAL MUTUAL ASIA LTD.           2.9           0.4
(INSURANCE)

CITIC PACIFIC LTD. ORD.             2.6           4.8
(HOLDING COMPANIES)

SMARTONE TELECOMMUNICATIONS         2.3           1.9
 HOLDINGS LTD.
(CELLULAR)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

FINANCE                            27.0          24.9

CONSTRUCTION & REAL ESTATE         25.5          36.9

UTILITIES                          14.4          14.9

INDUSTRIAL MACHINERY & EQUIPMENT   12.1          4.8

HOLDING COMPANIES                  3.6           6.8

DURABLES                           1.6           0.6

HEALTH                             1.6           0.4

TRANSPORTATION                     1.5           3.8

MEDIA & LEISURE                    1.2           3.8

RETAIL & WHOLESALE                 1.1           1.4

HONG KONG AND CHINA
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 91.4%
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - 25.5%
BUILDING MATERIALS - 0.1%
Shanghai Shangling Electric Appliances
 Class B (a)  466,000 $ 87,611
CONSTRUCTION - 0.8%
Cheung Kong Infrastructure Holdings Ltd.   568,000  1,469,599
REAL ESTATE - 24.6%
Cheung Kong Holdings Ltd.   2,249,000  15,638,260
Henderson China Holding Ltd.   1,104,000  1,185,408
Henderson Investment Ltd.   2,140,000  1,578,008
Hong Kong Land Holdings Ltd.   308,000  702,240
HKR International Ltd.   1,866,400  1,231,389
Kerry Properties Ltd.   604,000  1,250,194
Lippo China Resources Ltd.   1,828,000  478,875
New World Development Co. Ltd.   2,204,005  7,755,360
Soundwill Holdings Ltd.
 warrants 6/26/99 (a)  518,400  41,579
Sun Hung Kai Properties Ltd.   1,913,000  14,106,209
  43,967,522
TOTAL CONSTRUCTION & REAL ESTATE   45,524,732
DURABLES - 1.6%
TEXTILES & APPAREL - 1.6%
Glorious Sun Enterprises  9,914,000  2,565,071
Texwinca Holdings Ltd.   1,152,000  372,574
  2,937,645
ENERGY - 0.8%
OIL & GAS - 0.8%
Zhenhai Refining & Chemical Co.,
 Class H  3,016,000  1,404,605
FINANCE - 27.0%
BANKS - 23.9%
HSBC Holdings PLC  1,406,676  32,957,012
Hang Seng Bank Ltd.   352,000  3,062,354
Ka Wah Bank Ltd.   694,000  1,010,026
Liu Chong Hing Bank Ltd. (a)  2,211,000  2,917,490
Union Bank of Hong Kong  898,000  1,126,856
Wing Hang Bank Ltd.   130,000  334,670
Wing Lung Bank  308,000  1,314,877
  42,723,285
CREDIT & OTHER FINANCE - 0.2%
JCG Holdings Ltd.   940,000  416,494
INSURANCE - 2.9%
National Mutual Asia Ltd.   5,574,000  5,047,606
TOTAL FINANCE   48,187,385
HEALTH - 1.6%
MEDICAL EQUIPMENT & SUPPLIES - 1.6%
Arts Optical International Holdings Ltd.   282,000  35,752
Moulin International Holding Ltd.   11,506,000  1,265,214
Moulin International Holding Ltd.
 warrants 10/16/99 (a)  1,166,666  25,507
Sa Sa International Holdings Ltd.   8,842,000  1,578,520
  2,904,993
HOLDING COMPANIES - 3.6%
Citic Pacific Ltd. Ord.   988,000  4,729,107
Jardine Matheson Holdings Ltd. Ord.   272,000  1,740,800
  6,469,907

 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 12.1%
ELECTRICAL EQUIPMENT - 12.1%
Harbin Power Equipment Co. Ltd.
 Class H  786,000 $ 150,489
Hutchison Whampoa Ltd. Ord.   2,668,000  18,465,459
Johnson Electric Holdings Ltd.   773,040  2,110,109
Mei Ah International (a)  11,180,000  124,383
QPL International Ltd. Ord.   1,328,000  824,631
  21,675,071
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Dongfang Electrical Machinery Co. Ltd.
 Class H  126,000  28,525
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   21,703,596
MEDIA & LEISURE - 1.2%
BROADCASTING - 0.5%
Asia Satellite Telecommunications
 Holdings Ltd.   14,000  33,687
Television Broadcast Ltd. Ord.   278,000  773,221
  806,908
PUBLISHING - 0.7%
South China Morning Post Holdings  1,516,000  1,313,997
TOTAL MEDIA & LEISURE   2,120,905
RETAIL & WHOLESALE - 1.1%
APPAREL STORES - 1.1%
Giordano Holdings Ltd. Ord.   5,225,000  1,926,423
TECHNOLOGY - 1.0%
COMPUTER SERVICES & SOFTWARE - 0.4%
Founder Hong Kong Ltd.   780,000  615,524
Vanda Systems & Communications
 Holdings Ltd.   348,000  150,815
  766,339
COMPUTERS & OFFICE EQUIPMENT - 0.6%
Legend Holdings Ltd. (a)  2,802,000  951,520
Semi-Tech Global Ltd.
 warrants 7/31/98 (a)  68,600  1,491
  953,011
TOTAL TECHNOLOGY   1,719,350
TRANSPORTATION - 1.5%
AIR TRANSPORTATION - 1.5%
Swire Pacific Ltd. Class A  508,000  2,714,153
TRUCKING & FREIGHT - 0.0%
GZI Transport Ltd. warrants 1/29/99 (a)  62,800  1,706
TOTAL TRANSPORTATION   2,715,859
UTILITIES - 14.4%
CELLULAR - 5.7%
China Telecom (Hong Kong) Ltd. (a)  3,754,000  5,997,658
Smartone Telecommunications
 Holdings Ltd.   1,858,000  4,086,158
  10,083,816
ELECTRIC UTILITY - 3.4%
China Light & Power Co. Ltd.   732,000  3,854,127
Hong Kong Electric Holdings Ord.   651,000  2,206,494
Shandong Huaneng Power Development
 Ltd. Class N sponsored ADR  9,100  67,681
  6,128,302
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
GAS - 2.1%
Hong Kong & China Gas Co. Ltd.   2,014,000 $ 3,803,933
TELEPHONE SERVICES - 3.2%
Hong Kong Telecommunications Ltd.   2,977,332  5,712,757
TOTAL UTILITIES   25,728,808
TOTAL COMMON STOCKS
 (Cost $197,413,597)   163,344,208
CASH EQUIVALENTS - 8.6%
Taxable Central Cash Fund (b)
 (Cost $15,436,106)  15,436,106  15,436,106
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $212,849,703)  $ 178,780,314
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $450,766,237 and $351,490,709, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $710 for the period.
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $2,260,000. The weighted average interest rate was 5.88%. Interest expense includes $369 paid under the bank borrowing program (see Note 6 of Notes to Financial Statements). INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $213,900,057. Net unrealized depreciation aggregated $35,119,743, of which $8,350,465 related to appreciated investment securities and $43,470,208 related to depreciated investment securities.
The fund hereby designates approximately $3,773,000 as a capital gain dividend for the purpose of the dividend paid deduction.
HONG KONG AND CHINA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                   $
178,780,314
(COST $212,849,703) - SEE ACCOMPANYING SCHEDULE


CASH                                                                                                                  28,531


RECEIVABLE FOR INVESTMENTS SOLD
5,770,902

RECEIVABLE FOR FUND SHARES SOLD
2,517,481

DIVIDENDS RECEIVABLE                                                                                                  98,582


INTEREST RECEIVABLE                                                                                                   19,944


REDEMPTION FEES RECEIVABLE                                                                                            5,443


 TOTAL ASSETS
187,221,197

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 5,060,402


PAYABLE FOR FUND SHARES REDEEMED                                                                        4,433,893


ACCRUED MANAGEMENT FEE                                                                                  134,169


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     176,722


 TOTAL LIABILITIES
9,805,186

NET ASSETS                                                                                                           $
177,416,011

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                      $
206,308,919

UNDISTRIBUTED NET INVESTMENT INCOME
2,038,914

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
3,137,459

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
(34,069,281)
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 16,040,432                                                                                           $
177,416,011
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($177,416,011 (DIVIDED BY) 16,040,432 SHARES)                          $11.06


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $11.06)                                                                $11.40



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                  $ 4,896,622
DIVIDENDS

INTEREST                                                                            502,944

 TOTAL INCOME                                                                       5,399,566

EXPENSES

MANAGEMENT FEE                                                     $ 1,625,465

TRANSFER AGENT FEES                                                 689,505

ACCOUNTING FEES AND EXPENSES                                        164,562

NON-INTERESTED TRUSTEES' COMPENSATION                               919

CUSTODIAN FEES AND EXPENSES                                         206,284

REGISTRATION FEES                                                   82,001

AUDIT                                                               36,757

LEGAL                                                               1,104

INTEREST                                                            369

REPORTS TO SHAREHOLDERS                                             34,963

MISCELLANEOUS                                                       811

 TOTAL EXPENSES BEFORE REDUCTIONS                                   2,842,740

 EXPENSE REDUCTIONS                                                 (371)           2,842,369

NET INVESTMENT INCOME                                                               2,557,197

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              3,356,156

 FOREIGN CURRENCY TRANSACTIONS                                      (673)           3,355,483

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              (45,265,917)

 ASSETS AND LIABILITIES IN                                          114             (45,265,803)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                     (41,910,320)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $ (39,353,123)

OTHER INFORMATION                                                                  $ 1,509,043
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                                $ 371
 CUSTODIAN CREDITS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    NOVEMBER 1, 1995
                                    OCTOBER 31,   (COMMENCEMENT
                                    1997          OF OPERATIONS) TO
                                                  OCTOBER 31,
                                                  1996




OPERATIONS                                                                          $ 2,557,197      $ 1,483,683
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                               3,355,483        976,500

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                   (45,265,803)     11,196,522

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (39,353,123)     13,656,705

DISTRIBUTIONS TO SHAREHOLDERS                                                             (1,741,904)      (11,297)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                    (995,341)        -

 TOTAL DISTRIBUTIONS                                                                        (2,737,245)      (11,297)

SHARE TRANSACTIONS                                                                          371,658,055      148,300,504
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                           2,718,651        11,187

 COST OF SHARES REDEEMED                                                                (266,116,227)    (52,326,724)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                  108,260,479      95,984,967

REDEMPTION FEES                                                                            1,365,678        249,847

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  67,535,789       109,880,222

NET ASSETS

 BEGINNING OF PERIOD                                                                        109,880,222      -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $2,038,914 AND $1,471,740,
RESPECTIVELY)                                                                              $ 177,416,011    $ 109,880,222

OTHER INFORMATION
SHARES

 SOLD                                                                                       26,276,084       13,096,572

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                    197,576          1,110

 REDEEMED                                                                                   (18,903,843)     (4,627,067)

 NET INCREASE (DECREASE)                                                                    7,569,817        8,470,615


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED    NOVEMBER 1, 1995
                          OCTOBER 31,   (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        OCTOBER 31,

SELECTED PER-SHARE DATA   1997          1996




NET ASSET VALUE, BEGINNING OF PERIOD                                            $ 12.97     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME B                                                         .17         .29

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                        (1.95)      2.64

 TOTAL FROM INVESTMENT OPERATIONS                                               (1.78)      2.93



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                     (.14)       (.01)

 FROM NET REALIZED GAIN                                                         (.08)       -

 TOTAL DISTRIBUTIONS                                                            (.22)       (.01)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                        .09         .05

NET ASSET VALUE, END OF PERIOD                                                  $ 11.06     $ 12.97

TOTAL RETURN A                                                                  (13.36)%    29.83%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                         $ 177,416   $ 109,880

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                         1.31%       1.62%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                            1.18%       2.53%

PORTFOLIO TURNOVER RATE                                                         174%        118%

AVERAGE COMMISSION RATE C                                                       $ .0034     $ .0049

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. B NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. C A FUND IS REQUIRED
TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


JAPAN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1    PAST 5   LIFE OF
OCTOBER 31, 1997                      YEAR      YEARS    FUND

JAPAN                                 -4.89%    19.95%   18.04%

JAPAN (INCL. 3% SALES CHARGE)         -7.74%    16.36%   14.49%

TOKYO STOCK EXCHANGE INDEX            -21.48%   6.44%    -0.63%

JAPANESE FUNDS AVERAGE                -10.54%   9.06%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization weighted index of over 1,100 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives
- in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 31 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1    PAST 5   LIFE OF
OCTOBER 31, 1997                YEAR      YEARS    FUND

JAPAN                           -4.89%    3.71%    3.29%

JAPAN (INCL. 3% SALES CHARGE)   -7.74%    3.08%    2.67%

TOKYO STOCK EXCHANGE INDEX      -21.48%   1.26%    -0.12%

JAPANESE FUNDS AVERAGE          -10.54%   1.53%    N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 115902 S00000000000001
             Japan Fund                  TOPIX
             00350                       TK001
  1992/09/15       9700.00                    10000.00
  1992/09/30       9641.80                     9815.42
  1992/10/31       9544.80                     9336.12
  1992/11/30       9641.80                     9576.86
  1992/12/31       9661.20                     9437.20
  1993/01/31       9748.50                     9388.21
  1993/02/28      10301.40                     9815.57
  1993/03/31      11484.80                    11253.41
  1993/04/30      13036.80                    13170.39
  1993/05/31      13405.40                    13966.69
  1993/06/30      12610.00                    13389.70
  1993/07/31      13453.90                    14330.57
  1993/08/31      13686.70                    14650.81
  1993/09/30      13318.10                    13889.46
  1993/10/31      12949.50                    13636.41
  1993/11/30      11252.00                    11429.98
  1993/12/31      11637.09                    11715.04
  1994/01/31      13010.29                    13586.06
  1994/02/28      13621.71                    14249.19
  1994/03/31      13391.17                    13845.83
  1994/04/30      13701.90                    14386.73
  1994/05/31      14082.78                    14648.69
  1994/06/30      14934.77                    15465.45
  1994/07/31      14443.62                    14910.88
  1994/08/31      14393.51                    14947.34
  1994/09/30      14042.69                    14552.59
  1994/10/31      14303.30                    14937.45
  1994/11/30      13331.03                    14052.07
  1994/12/31      13552.55                    14299.84
  1995/01/31      12387.96                    13546.80
  1995/02/28      11810.82                    12780.10
  1995/03/31      12758.98                    13884.10
  1995/04/30      12913.57                    14548.67
  1995/05/31      12181.84                    13609.31
  1995/06/30      12016.94                    12960.37
  1995/07/31      12820.82                    13960.65
  1995/08/31      12769.29                    13417.71
  1995/09/30      12738.37                    13428.96
  1995/10/31      12449.80                    12721.44
  1995/11/30      12594.08                    13464.74
  1995/12/31      13263.98                    14067.55
  1996/01/31      13171.23                    13932.57
  1996/02/29      12810.51                    13709.11
  1996/03/31      13171.23                    14169.24
  1996/04/30      14016.33                    15121.58
  1996/05/31      13511.33                    14389.30
  1996/06/30      13748.37                    14458.38
  1996/07/31      13068.16                    13756.75
  1996/08/31      12573.47                    13177.79
  1996/09/30      12862.04                    13557.37
  1996/10/31      12037.55                    12655.38
  1996/11/30      12336.43                    12756.39
  1996/12/31      11779.52                    11779.59
  1997/01/31      10892.44                    10516.37
  1997/02/28      11181.26                    10724.66
  1997/03/31      10995.59                    10331.19
  1997/04/30      11542.28                    10584.92
  1997/05/31      12872.89                    11901.06
  1997/06/30      13574.29                    12672.60
  1997/07/31      13935.31                    12178.72
  1997/08/31      12295.26                    11093.36
  1997/09/30      12439.66                    10753.27
  1997/10/31      11449.44                     9937.19
IMATRL PRASUN   SHR__CHT 19971031 19971126 115904 R00000000000065
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $11,449 - a 14.49% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,937 - a 0.63% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Shigeki Makino, Portfolio Manager of Fidelity Japan
Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. For the 12 months that ended October 31, 1997, the fund was down 4.89%. In comparison, the Tokyo Stock Exchange Index (TOPIX) - a measure of the overall performance of the Japanese stock market - lost 21.48%, while the Japanese funds average declined 10.54%, according to Lipper Analytical Services.
Q. WHY WAS THE FUND ABLE TO OUTPERFORM THE INDEX AND THE AVERAGE OVER
THE PERIOD?
A. Stock-picking was the main reason. I tried to concentrate on the so-called "nifty" Japanese blue chips - stocks like Honda, Toyota, Sony, and Canon. These stocks were attractive because they offer higher returns on capital and higher profit margins, are globally competitive and have reasonable valuations. The continued weakness of the yen was also a factor. Many of the stocks that did well for the fund derive a large percentage of their revenues from exporting. When the yen weakens relative to those companies' export partners, yen-denominated sales rise even when the number of units sold remains static.
Q. ALTHOUGH THE FUND DID WELL RELATIVE TO YOUR EXTERNAL BENCHMARKS, IT STILL HAD A NEGATIVE RETURN. WHY IS THAT?
A. There are two parts to that story: what's going on outside of Japan and what's happening within the country. By now, most investors are probably aware of the sharp declines in equity prices worldwide triggered by Hong Kong stocks in October. That's actually just the latest chapter in a continuing saga. In July, after unsuccessful and extremely costly attempts to prop up their currency, monetary authorities in Thailand allowed the baht to "float" or trade freely on world markets. In quick succession, Thailand's currency depreciated sharply, the Philippine peso also was floated, and the peso, the Indonesian rupiah and the Malaysian ringgit, which was already floating, all came under increasing pressure and depreciated by large amounts. All of this began to put pressure on the Hong Kong dollar in September and especially October, as increasing skepticism about Hong Kong's ability to maintain the strength of its currency began to drive up interest rates there. Such widespread instability is not beneficial for equity investments, and Japanese equities suffered along with those of other Pacific Basin countries.
Q. WHAT ABOUT JAPAN ITSELF? WHAT'S HAPPENING INTERNALLY?
A. In Japan, we have a painfully slow economy that is also undergoing a major transition from regulation to deregulation. On the one hand, this is creating many attractive investment opportunities. For example, Japan is abolishing the "convoy system," which requires profitable companies to provide financial assistance to ailing firms. This system led to what observers dubbed "reversion to the mean" in stock prices, as many companies would alternately do well, then performance would slip as they were required to divert resources to less capable companies. In a deregulated economy, good companies will be free to perform up to their full potential. The downside is that deregulation has hit the financial sector particularly hard. Stocks in that sector were selling at high valuations, with an implicit guarantee that banks and finance companies would not fail. That illusion was destroyed by several noteworthy bankruptcies and numerous scandals. In addition, banks had substantial assets invested in the equity markets, which went down during the period.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Orix Corp. was one of the fund's best performers. The company provides leasing and rental services for small and mid-sized companies worldwide. There were several factors at work behind this company's performance over the period. The ongoing deregulation of the Japanese financial industry allowed Orix to finance its leasing activities at lower rates by issuing medium-term bonds and commercial paper instead of borrowing from banks. In addition, Japanese interest rates fell, further cutting the company's borrowing costs. Furthermore, unlike many Japanese companies, Orix has been very aggressive in dealing with its bad loans. Finally, the company has become very shareholder-friendly and has publicly committed itself to improving return on capital in the future. Since the stock had been virtually ignored by the Japanese investment community, it had a modest valuation and lots of upside potential.
Q. WHAT OTHER STOCKS DID WELL DURING THE PERIOD?
A. Another strong performer was Takeda Chemical, which is the premier pharmaceutical firm in Japan. The stock's strength was based both on strong current business prospects and bright prospects for the future. Current fundamentals have improved due to a broad-based cost-cutting program that has enabled the company to increase sales without increasing operating costs. Consequently, the company has enjoyed higher profit margins and profitability. In addition, the company's research and development activities have resulted in a strong pipeline of products for the next three or four years. These factors, together with a low valuation relative to U.S. and European drug companies, made Takeda Chemical an attractive purchase. Toyota is another company whose stock was helped by cost-cutting. The company has been extremely aggressive in cutting costs to the tune of $1 billion per year. Furthermore, the company was about to enter what was expected to be a good new product cycle. Finally, Toyota was helped by a weaker yen by virtue of the fact that a large percentage of its revenues comes from exporting.
Q. WHAT STOCKS WERE DISAPPOINTMENTS?
A. As I mentioned previously, the Japanese financial services sector as a whole did poorly. Some widely publicized failures of companies in this sector caused investors to be wary of good companies along with bad ones. In addition, valuations were fairly high. The general credit problems in Asia also made people less willing to invest in financial services companies. Some examples of stocks that hurt the fund's performance are Long Term Credit Bank of Japan and Sakura Bank. As a result of these problems, the fund sharply reduced its holdings of banks and sought out financial services companies with growing assets and more transparent operations.
Q. WHAT'S YOUR OUTLOOK, SHIGEKI?
A. Earlier in the year I thought that the Japanese economy might be about to turn the corner to higher growth. However, growth has continued to stagnate at extremely low levels, and some economic indicators have turned down again. The situation has been exacerbated by tax hikes, the retraction of a tax cut, increased medical costs, a less robust wage environment and the continuing battle with bankruptcies and deregulation in several major industries. Now most of Asia appears to be headed for a general slowdown. Until some of these things work themselves out, I will have to be extremely selective in my stock picking. The fund will continue to try to identify companies with shareholder-friendly managements that show an interest in providing a solid return on investment. Deregulation should open the door for more of these companies to distinguish themselves in the months and years to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SHIGEKI MAKINO ON JAPAN'S CONNECTIONS WITH
OTHER PACIFIC BASIN ECONOMIES:
"The Japanese banking sector has substantial exposure to the rest of Asia, with roughly $37 billion invested in Thailand and another $24 billion in South Korea. The saving grace is that about half of that exposure is to Japanese affiliates and multinationals doing business in those countries. Most of those companies would not default because of an internal currency depreciation and, in fact, many would even benefit in that kind of environment. The other half of the exposure is to government entities and large corporations. Therefore, problems in these economies would certainly have some negative ripple effect on the Japanese companies with investments there, but it would not be nearly so calamitous as, for example, a general collapse in Japanese equity prices. "Certainly another aspect to consider is the effect of the Pacific Basin on Japanese exports. Asia is a big production base for Japan; much of what is exported from Japan to Asia is then sold in the United States and Europe. That demand should remain relatively strong. But in areas such as consumer nondurables and machinery, Asia is the primary end user of Japanese products. A slowdown in consumer demand in Asia - whether because of weaker currencies or a general economic slowdown - would negatively affect Japanese exports in those industries.
"Further, the effects of currency depreciation in other
Pacific Basin countries would surely be felt in any Japanese industry that deals in a global commodity like paper, steel or chemicals. There is a lot of excess production capacity in Asia, and weaker currencies mean cheaper exports with which Japanese companies in those industries would have to compete. In such an environment, Japanese companies would have to cut prices, and their profit margins would suffer as a result.
"Finally, one might wonder if Japan will respond to the general weakening of its neighbors' currencies by investing more there, which would be a strengthening influence on those currencies. Given the considerable amounts Japanese companies have already invested in Asia in the past five years, however, I think the answer is probably no."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers
FUND NUMBER: 350
TRADING SYMBOL: FJAPX
START DATE: September 15, 1992
SIZE: as of October 31, 1997, more than
$255 million
MANAGER: Shigeki Makino, since 1994;
manager, Fidelity Pacific Basin Fund, since
1996; analyst, Fidelity Japan Fund,
1993-1994; joined Fidelity in 1990
(checkmark)
JAPAN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 5.2%
OTHER 0.1%
ROW: 1, COL: 1, VALUE: 5.2
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 93.2
JAPAN 94.7%
AS OF APRIL 30, 1997
UNITED STATES 6.8%
OTHER 1.9%
ROW: 1, COL: 1, VALUE: 6.8
ROW: 1, COL: 2, VALUE: 2.2
ROW: 1, COL: 3, VALUE: 91.0
JAPAN 91.3%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   94.8          91.6

BONDS                    0.0           1.6

SHORT-TERM INVESTMENTS   5.2           6.8

TOP TEN STOCKS
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        IN THESE STOCKS
                                                        6 MONTHS AGO

MATSUSHITA ELECTRIC INDUSTRIAL CO. LTD.   3.3           2.8
(CONSUMER ELECTRONICS)

TOYOTA MOTOR CORP.                        2.9           5.4
(AUTOS, TIRES, & ACCESSORIES)

HONDA MOTOR CO. LTD.                      2.5           1.5
(AUTOS, TIRES, & ACCESSORIES)

CANON, INC.                               2.5           3.3
(COMPUTERS & OFFICE EQUIPMENT)

ACOM CO. LTD.                             2.4           1.2
(CREDIT & OTHER FINANCE)

OMRON CORP.                               2.3           1.7
(ELECTRICAL EQUIPMENT)

ROHM CO. LTD.                             2.3           1.0
(ELECTRONICS)

TAKEDA CHEMICAL INDUSTRIES LTD.           2.2           2.0
(DRUGS & PHARMACEUTICALS)

ORIX CORP.                                2.1           1.7
(LEASING & RENTAL)

SONY CORP.                                2.1           2.2
(CONSUMER ELECTRONICS)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

TECHNOLOGY                         25.3          19.0

FINANCE                            15.8          14.9

DURABLES                           13.9          15.8

INDUSTRIAL MACHINERY & EQUIPMENT   10.3          10.0

HEALTH                             9.1           6.5

MEDIA & LEISURE                    4.9           4.7

SERVICES                           4.5           3.5

BASIC INDUSTRIES                   2.9           7.2

RETAIL & WHOLESALE                 2.4           4.7

NONDURABLES                        2.4           2.2

JAPAN
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.8%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 2.9%
CHEMICALS & PLASTICS - 2.1%
Mitsui Chemicals, Inc. (a)  301,200 $ 1,000,659
Shin-Etsu Chemical Co. Ltd.   140,000  3,418,605
Tenma Corp.   70,000  918,605
  5,337,869
IRON & STEEL - 0.8%
Sumitomo Metal Industries Ltd.   1,000,000  2,001,661
TOTAL BASIC INDUSTRIES   7,339,530
CONSTRUCTION & REAL ESTATE - 1.3%
BUILDING MATERIALS - 0.0%
C.I. Holdings BHD  85,000  170,000
CONSTRUCTION - 0.7%
Daiwa House Industry Co. Ltd.   100,000  963,455
Okumura Gumi (a)  160,000  757,475
  1,720,930
REAL ESTATE - 0.6%
Mitsubishi Estate Co. Ltd.   100,000  1,262,459
Sumitomo Realty & Development Co. Ltd.   44,000  321,229
  1,583,688
TOTAL CONSTRUCTION & REAL ESTATE   3,474,618
DURABLES - 13.9%
AUTOS, TIRES, & ACCESSORIES - 6.2%
Denso Corp.   85,000  1,835,548
Honda Motor Co. Ltd.   190,000  6,391,196
Toyota Motor Corp.   270,000  7,512,459
  15,739,203
CONSUMER DURABLES - 1.8%
Aderans Co. Ltd.   72,000  1,937,542
Heiwa Corp.   85,000  1,426,080
Sankyo Co. Ltd.   55,000  1,174,003
  4,537,625
CONSUMER ELECTRONICS - 5.9%
Citizen Watch Co. Ltd. Ord.   220,000  1,403,322
Matsushita Electric Industrial Co. Ltd.   500,000  8,388,705
Sony Corp.   64,700  5,368,381
  15,160,408
TOTAL DURABLES   35,437,236
FINANCE - 15.8%
BANKS - 6.6%
Akita Bank Ltd.   300,000  1,681,894
Bank of Tokyo-Mitsubishi Ltd.   225,000  2,933,970
Fuji Bank Ltd.   360,000  3,109,635
Long Term Credit Bank of Japan Ltd. (The)  1,254,000  4,239,020
Sakura Bank Ltd.   950,000  3,874,170
Yasuda Trust & Banking  400,000  1,066,445
  16,905,134
CREDIT & OTHER FINANCE - 6.9%
Acom Co. Ltd.   110,000  6,029,900
Credit Saison Co. Ltd.   60,000  1,609,635
Nichiei Co. Ltd.   45,000  4,933,555
Shohkoh Fund & Co. Ltd.   10,000  2,906,977
Takefuji Corp.   50,000  2,221,761
  17,701,828

 SHARES VALUE (NOTE 1)
SECURITIES INDUSTRY - 2.3%
Daiwa Securities Co. Ltd.   290,000 $ 1,753,488
Nomura Securities Co. Ltd.   320,000  3,720,930
Osaka Securities Finance Co. Ltd. Ord.   165,000  446,761
  5,921,179
TOTAL FINANCE   40,528,141
HEALTH - 9.1%
DRUGS & PHARMACEUTICALS - 5.7%
Banyu Pharmaceutical Co. Ltd.   130,000  1,889,535
Daiichi Pharmaceutical Co. Ltd.   160,000  2,272,425
Sankyo Co. Ltd.   144,000  4,748,173
Takeda Chemical Industries Ltd.   210,000  5,720,930
  14,631,063
MEDICAL EQUIPMENT & SUPPLIES - 3.4%
Hoya Corp.   110,000  3,818,937
Terumo Corp.   300,000  4,933,555
  8,752,492
TOTAL HEALTH   23,383,555
INDUSTRIAL MACHINERY & EQUIPMENT - 10.3%
ELECTRICAL EQUIPMENT - 5.3%
Matsushita Electric Works Co. Ltd.   100,000  905,316
Mirai Industry Co. Ltd.   80,000  1,102,990
NGK Insulators Ltd.   500,000  4,318,937
Omron Corp.   350,000  5,930,233
Sumitomo Electric Industries Ltd.   100,000  1,320,598
  13,578,074
INDUSTRIAL MACHINERY & EQUIPMENT - 5.0%
Fuji Machine Manufacturing Co.
 Ltd. Ord.   160,000  4,637,874
Fujitec Co. Ltd.  150,000  1,283,223
Komatsu Ltd. Ord.   800,000  4,272,425
THK Co. Ltd.   200,000  2,674,419
  12,867,941
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   26,446,015
MEDIA & LEISURE - 4.9%
ENTERTAINMENT - 1.0%
Sony Music Entertainment Japan, Inc.   70,500  2,476,869
LEISURE DURABLES & TOYS - 3.9%
Namco Ltd.   50,000  1,673,588
Nintendo Co. Ltd. Ord.   55,000  4,750,831
Shimano, Inc.   175,000  3,561,047
  9,985,466
TOTAL MEDIA & LEISURE   12,462,335
NONDURABLES - 2.4%
BEVERAGES - 0.9%
Asahi Breweries Ltd.   160,000  2,365,449
HOUSEHOLD PRODUCTS - 1.5%
Uni Charm Corp. Ord.   110,000  3,700,166
TOTAL NONDURABLES   6,065,615
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - 2.4%
APPAREL STORES - 0.3%
Charle Co. Ltd.   70,000 $ 651,163
GENERAL MERCHANDISE STORES - 1.0%
Ito-Yokado Co. Ltd.   50,000  2,483,389
RETAIL & WHOLESALE, MISCELLANEOUS - 1.1%
Amway Japan Ltd.   80,000  2,099,668
Paris Miki, Inc.   8,800  153,488
Senshukai Co. Ltd.   110,000  703,488
  2,956,644
TOTAL RETAIL & WHOLESALE   6,091,196
SERVICES - 4.5%
LEASING & RENTAL - 2.1%
Orix Corp.   80,000  5,461,794
PRINTING - 1.0%
Riso Kagaku Corp.   45,000  2,649,917
SERVICES - 1.4%
Benesse Corp.   36,000  1,073,422
Meitec Corp.   80,000  2,358,804
  3,432,226
TOTAL SERVICES   11,543,937
TECHNOLOGY - 25.3%
COMMUNICATIONS EQUIPMENT - 1.5%
Matsushita Communication Industrial
 Co. Ltd.   110,000  3,882,890
COMPUTER SERVICES & SOFTWARE - 1.0%
Daitec Co. Ltd.   60,000  946,844
Konami Industry Co. Ltd.   56,500  1,736,296
  2,683,140
COMPUTERS & OFFICE EQUIPMENT - 6.2%
Canon, Inc.   260,000  6,305,648
Fujitsu Ltd.   350,000  3,837,209
Hitachi Ltd.   540,000  4,148,671
Nidec Corp.   40,000  1,561,462
  15,852,990
ELECTRONIC INSTRUMENTS - 0.8%
Tokyo Seimitsu Co. Ltd.   75,000  2,024,502
ELECTRONICS - 13.1%
Aiwa Co. Ltd.   50,000  1,117,110
Hirose Electric Co. Ltd.   40,000  2,607,973
Hitachi Maxell Ltd.   130,000  2,893,688
Ibiden Co. Ltd.   70,000  1,162,791
Japan Aviation Electronics Industries  150,000  909,468
Minebea Co. Ltd.   530,000  5,282,392
Nichicon Corp.   100,000  1,237,542
Nitto Denko Corp.   210,000  3,784,884
Rohm Co. Ltd.   60,000  5,930,233
Shinko Electric Industries Co. Ltd.   40,000  1,694,352
TDK Corp.   46,000  3,812,957
Tokyo Electron Ltd.   46,000  2,292,359
Wako Electric Co. Ltd.   60,000  802,326
  33,528,075
PHOTOGRAPHIC EQUIPMENT - 2.7%
Fuji Photo Film Co. Ltd.   130,000  4,707,641
Minolta Camera Co. Ltd.   450,000  2,335,964
  7,043,605
TOTAL TECHNOLOGY   65,015,202

 SHARES VALUE (NOTE 1)
UTILITIES - 2.0%
TELEPHONE SERVICES - 2.0%
Nippon Telegraph & Telephone Corp.
 Ord.   605 $ 5,125,415
TOTAL COMMON STOCKS
 (Cost $254,615,602)   242,912,795
CASH EQUIVALENTS - 5.2%
Taxable Central Cash Fund (b)
 (Cost $13,448,135)  13,448,135  13,448,135
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $268,063,737)  $ 256,360,930
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $194,642,066 and $228,384,818, respectively.
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $268,122,911. Net unrealized depreciation aggregated $11,761,981, of which $26,939,116 related to appreciated investment securities and $38,701,097 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $52,268,000 of which $31,995,000 and $20,273,000 will expire on October 31, 2003 and 2005, respectively.
JAPAN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                   $
256,360,930
(COST $268,063,737) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
1,771,694

RECEIVABLE FOR FUND SHARES SOLD
445,443

DIVIDENDS RECEIVABLE
678,144

INTEREST RECEIVABLE                                                                                                   62,979


REDEMPTION FEES RECEIVABLE                                                                                            104


 TOTAL ASSETS
259,319,294

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 1,890,610


PAYABLE FOR FUND SHARES REDEEMED                                                                        1,486,002


ACCRUED MANAGEMENT FEE                                                                                  233,873


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     154,002


 TOTAL LIABILITIES
3,764,487

NET ASSETS                                                                                                           $
255,554,807

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                      $
320,731,679

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
(1,145,317)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
(52,327,265)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
(11,704,290)
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 23,017,888                                                                                           $
255,554,807
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($255,554,807 (DIVIDED BY) 23,017,888 SHARES)                          $11.10


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $11.10)                                                                $11.44



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                  $ 1,911,521
DIVIDENDS

INTEREST                                                                            927,878

                                                                                    2,839,399

LESS FOREIGN TAXES WITHHELD                                                         (284,843)

 TOTAL INCOME                                                                       2,554,556

EXPENSES

MANAGEMENT FEE                                                     $ 2,204,355
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             528,549

TRANSFER AGENT FEES                                                 900,132

ACCOUNTING FEES AND EXPENSES                                        222,118

NON-INTERESTED TRUSTEES' COMPENSATION                               2,037

CUSTODIAN FEES AND EXPENSES                                         183,351

REGISTRATION FEES                                                   46,980

AUDIT                                                               47,318

LEGAL                                                               4,137

REPORTS TO SHAREHOLDERS                                             48,790

MISCELLANEOUS                                                       2,485

 TOTAL EXPENSES BEFORE REDUCTIONS                                   4,190,252

 EXPENSE REDUCTIONS                                                 (54,451)        4,135,801

NET INVESTMENT INCOME (LOSS)                                                        (1,581,245)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              (19,022,789)

 FOREIGN CURRENCY TRANSACTIONS                                      640

 FUTURES CONTRACTS                                                  (121,086)       (19,143,235)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              9,807,916

 ASSETS AND LIABILITIES IN                                          32,283          9,840,199
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                     (9,303,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $ (10,884,281)

OTHER INFORMATION                                                                  $ 592,638
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                                $ 51,864
 DIRECTED BROKERAGE ARRANGEMENTS

  TRANSFER AGENT CREDITS                                                            2,587

                                                                                   $ 54,451


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996


OPERATIONS                                                                        $ (1,581,245)    $ (453,534)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                          (19,143,235)     3,136,936

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                              9,840,199        (13,924,049)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (10,884,281)     (11,240,647)

DISTRIBUTIONS TO SHAREHOLDERS IN EXCESS OF NET INVESTMENT INCOME                   (234,962)        -

SHARE TRANSACTIONS                                                                 233,528,383      208,233,225
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                     230,693          -

 COST OF SHARES REDEEMED                                                           (258,476,937)    (251,007,290)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS           (24,717,861)     (42,774,065)

REDEMPTION FEES                                                                    897,125          528,384

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (34,939,979)     (53,486,328)

NET ASSETS

 BEGINNING OF PERIOD                                                               290,494,786      343,981,114

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND    $ 255,554,807    $ 290,494,786
ACCUMULATED NET INVESTMENT LOSS OF $1,145,317 AND $345,296, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                                              19,572,662       16,223,064

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                           19,451           -

 REDEEMED                                                                          (21,440,377)     (19,823,608)

 NET INCREASE (DECREASE)                                                           (1,848,264)      (3,600,544)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                    1996   1995   1994 D   1993




NET ASSET VALUE, BEGINNING OF PERIOD                            $ 11.68     $ 12.08     $ 14.27     $ 13.35     $ 9.84

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                                   (.06) C     (.02) C     (.02)       (.04) C     (.09)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                        (.55)       (.40)       (1.89)      1.31        3.60

 TOTAL FROM INVESTMENT OPERATIONS                               (.61)       (.42)       (1.91)      1.27        3.51



LESS DISTRIBUTIONS

 IN EXCESS OF NET INVESTMENT INCOME                             (.01)       -           -           -           -

 FROM NET REALIZED GAIN                                         -           -           (.36)       (.39)       -

 TOTAL DISTRIBUTIONS                                            (.01)       -           (.36)       (.39)       -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                        .04         .02         .08         .04         -

NET ASSET VALUE, END OF PERIOD                                  $ 11.10     $ 11.68     $ 12.08     $ 14.27     $ 13.35

TOTAL RETURN A, B                                               (4.89)%     (3.31)%     (12.96)%    10.45%      35.67%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                         $ 255,555   $ 290,495   $ 343,981   $ 469,639   $ 118,195

RATIO OF EXPENSES TO AVERAGE NET ASSETS                         1.42%       1.15%       1.15%       1.42%       1.71%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS 1.40% E     1.14% E     1.15%       1.42%       1.71%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS     (.54)%      (.12)%      (.06)%      (.32)%      (.77)%

PORTFOLIO TURNOVER RATE                                         70%         83%         86%         153%        257%

AVERAGE COMMISSION RATE F                                       $ .0269     $ .0364

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE. C NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL
YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED
TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


JAPAN SMALL COMPANIES
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1    LIFE OF
OCTOBER 31, 1997                    YEAR      FUND

JAPAN SMALL COMPANIES               -28.80%   -34.99%

JAPAN SMALL COMPANIES               -30.93%   -36.94%
 (INCL. 3% SALES CHARGE)

TOKYO STOCK EXCHANGE INDEX          -21.48%   -21.00%

TOKYO STOCK EXCHANGE SECOND         -34.87%   -36.09%
 SECTION STOCK PRICE INDEX

JAPANESE FUNDS AVERAGE              -10.54%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Tokyo Stock Exchange Index (TOPIX) or the Tokyo Stock Exchange Second Section Stock Price Index. The TOPIX reflects the performance of the larger-company stocks listed in the first section of the Tokyo Stock Exchange, while the Second Section index reflects the performance of the smaller companies listed in the second section. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 31 mutual funds. The Tokyo Stock Exchange Index and the Japanese Funds Average include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. The Tokyo Stock Exchange Second Section Index does not include reinvested dividends and capital gains.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                        PAST 1    LIFE OF
OCTOBER 31, 1997                     YEAR      FUND

JAPAN SMALL COMPANIES                -28.80%   -19.37%

JAPAN SMALL COMPANIES                -30.93%   -20.59%
 (INCL. 3% SALES CHARGE)

TOKYO STOCK EXCHANGE INDEX           -21.48%   -11.12%

TOKYO STOCK EXCHANGE SECOND          -34.87%   -20.06%
 SECTION STOCK PRICE INDEX

JAPANESE FUNDS AVERAGE               -10.54%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971112 161714 S00000000000001
             Japan Small Companies       TOPIX
             00360                       TK001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9661.20                    10584.29
  1995/12/31      10262.60                    11058.14
  1996/01/31      10107.40                    10952.04
  1996/02/29       9894.00                    10776.38
  1996/03/31      10272.30                    11138.08
  1996/04/30      11028.90                    11886.69
  1996/05/31      10602.10                    11311.06
  1996/06/30      10679.70                    11365.36
  1996/07/31      10185.00                    10813.83
  1996/08/31       9709.70                    10358.73
  1996/09/30       9632.10                    10657.10
  1996/10/31       8856.10                     9948.07
  1996/11/30       8477.80                    10027.48
  1996/12/31       7738.69                     9259.64
  1997/01/31       7036.95                     8266.65
  1997/02/28       7027.20                     8430.38
  1997/03/31       6637.34                     8121.08
  1997/04/30       6666.58                     8320.54
  1997/05/31       7748.44                     9355.12
  1997/06/30       8099.31                     9961.61
  1997/07/31       7797.17                     9573.38
  1997/08/31       6773.79                     8720.21
  1997/09/30       6471.65                     8452.87
  1997/10/31       6315.71                     7811.37
IMATRL PRASUN   SHR__CHT 19971031 19971112 161716 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Small Companies Fund on November 1, 1995, when the fund started and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have been $6,306 - a 36.94% decrease on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $7,900 - a 21.00% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN SMALL COMPANIES
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Small Companies Fund
Q. KENICHI, HOW DID THE FUND PERFORM?
A. For the 12 months that ended October 31, 1997, the fund was down 28.80%. During the same period, the Japanese funds average fell 10.54%, according to Lipper Analytical Services, and the Tokyo Stock Exchange Index (TOPIX) was down 21.48%. Both of these comparisons, however, can be misleading, because most of the fund's competitors are not small-company funds and the TOPIX is a large-company index. Over the past 12 months, large-capitalization stocks in Japan performed better than the rest of the market, while small-cap stocks had a terrible year. A better indication of the performance of Japanese small-capitalization stocks would be the Tokyo Stock Exchange Second Section Stock Price Index, which the fund outperformed, as this index fell 34.87% during the past year, not including reinvested dividends. While it was unfortunate that the Japanese stock market as a whole - and particularly small-company stocks - had a very difficult year, it was heartening that the fund was able to beat the index that comprises the smaller, less-established companies in which Fidelity Japan Small Companies Fund invests.
Q. WHAT FACTORS AFFECTED SMALL-CAP STOCKS IN PARTICULAR?
A. The small-capitalization market experienced a significant decline during the year for two main reasons. First, the weak Japanese economy negatively affected small-cap stocks, because they tend to be more sensitive to the domestic economy than large-cap stocks. Part of this economic weakness was due to government spending cuts designed to clear up budgetary problems. Second, smaller companies were hurt by a consumption-tax hike in April that stalled consumer activity to a significant degree.
Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS DIFFICULT YEAR?
A. I concentrated on identifying small companies that had a competitive advantage, as well as those in sectors experiencing increasing demand. I also considered the regulatory environment, looking for industries that could perform well if deregulation moved forward, such as the telecommunications industry.
Q. WHERE DID YOU FIND THESE STOCKS?
A. There were some pockets of strength in the technology sector. I purchased additional shares of Mimasu Semiconductor, Towa Corp. and Tokyo Seimitsu, all manufacturers of semiconductor products and semiconductor manufacturing equipment. During the period, their performance was good and their order inflows increased steadily, reflecting an overall strengthening in this segment of the technology market. Software development companies also enjoyed strong demand for their products, as financial companies prepared to improve their systems in anticipation of the "Year 2000" event, when systems will need to be re-programmed to function smoothly. For example, Fuji Soft, a company providing business software for the telecommunications and financial services industries, experienced strong demand for its products during the period.
Q. THIS WAS A VERY DIFFICULT YEAR FOR THE JAPANESE MARKET AS A WHOLE, REFLECTED IN THE FUND'S OVERALL PERFORMANCE . . .
A. Obviously, there were many holdings in the fund that declined during the year. The government, in attempting to solve its budgetary problems, did so to some degree at the cost of the market. For example, government construction activity was pared back significantly, hurting construction companies and suppliers, including Chofu Seisaku. This stock was previously one of the fund's top holdings, but has been sold. The government also raised the consumption tax, hurting retailers and wholesalers, including Daimon Company. Finally, the government was slow to move on market deregulation, shaking confidence nationwide. These events all factored very strongly in the fund's and the market's performance.
Q. YOU'VE MENTIONED SOME STOCKS THAT HAD A NEGATIVE IMPACT ON THE FUND'S PERFORMANCE. WERE THERE OTHERS?
A. Unfortunately, yes. Oi Electric Company, which manufactures pagers and telecommunications equipment, performed very poorly. The domestic pager market saw an inflow of foreign competitors, profit margins declined and demand appeared to peak. Tokyo Denpa, a parts manufacturer for mobile phones, faced similar problems. Although demand for mobile phones has grown in Japan as a result of deregulation, prices have come down because of increasing competition from foreign manufacturers. ADO Electronic, Japan's largest personal computer retailer, continued to perform badly as demand for personal computers declined in Japan.
Q. DID RETAIL AND WHOLESALE STOCKS ALL SUFFER AS A RESULT OF THE CONSUMPTION-TAX INCREASE?
A. Even though the consumption-tax hike put a damper on consumer activity, some retailers did well. While I have reduced holdings in this sector, I've also found competitive companies that have shown positive sales growth and good performance, including convenience store operators Circle K, Ministop and Matsumotokiyoshi, a drug store chain.
Q. WHAT OTHER STOCKS HELPED THE FUND'S PERFORMANCE?
A. Meitec, the fund's largest holding at the end of the period, was also one of the best performers. In the current economic environment, Japanese manufacturing companies have been hesitant to add permanent engineering staff, so they've looked to companies such as Meitec, an outsourcing service for engineers. This company has enjoyed growing demand for its services and has performed well. Union Tool, a drill manufacturer, is the sole supplier to the companies that make plastic packaging for Intel. It also performed very strongly during the year.
Q. U.S. COMPANIES WERE THE FIRST TO MOVE TOWARD "SHAREHOLDER-FRIENDLY" POLICIES, AND EUROPEAN COMPANIES HAVE STARTED TO FOLLOW SUIT. DOES THIS PLAY A ROLE IN JAPAN?
A. It's becoming more important. Many companies are now starting to explore stock buybacks, and are providing more financial disclosure to the public. Further, Japanese banks historically tended to own a good portion of the stocks of companies with whom they had business relationships. However, those banks have been unloading those stocks, and more shares are being purchased by the investing public, so companies are beginning to pay closer attention to their investors.
Q. WHAT'S YOUR OUTLOOK?
A. I think there will continue to be some tough times ahead. The Japanese economy needs a jump-start, which it could get if the government moves ahead on deregulating currently regulated industries. If nothing happens on the regulatory front, I will continue to focus on competitive companies and strong sectors. Japanese small companies are an interesting group because of the growth taking place in this segment of the market. Right now, the economy is weak, but it is also cyclical. Once it begins to recover, we should see small-cap companies begin to outperform large-cap companies. Investors in small-caps are currently paying discount prices for taking on the additional risk inherent in small-caps, but these investors could benefit from greater momentum when economic recovery occurs. The small-cap market is an under-researched segment of the market, with a greater number of unidentified opportunities. That's where Fidelity can make a difference, in delivering a depth and breadth of research and investment expertise that many other firms cannot.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KENICHI MIZUSHITA ON THE CHALLENGES FACED BY THE
JAPANESE SMALL-CAP MARKET WITHIN THE
CURRENT ECONOMIC CLIMATE:
"We have been waiting for some time for the Japanese government to come up with a concrete strategy for deregulation. It's been difficult to remove the cushion that regulation has provided the market and the economy. However, there have been small steps taken, as seen by the recent deregulation of the telecommunications industry. Sales are up, with 30 million people in Japan owning mobile phones out of a population of 120 million. It's good news that the government acknowledges that deregulation is important and is trying to address this issue.
"However, the particular challenge for small companies right now is that the Japanese stock market has become polarized over time, with investors more interested in globally competitive large companies than in small companies. As a result, smaller companies - which are more closely tied to the domestic economy - are presently out of favor with investors. The bigger companies in the First Section of the stock market have developed competitive products, have been restructuring for some time to remain competitive in the global market and have succeeded in strengthening their position and performance. To illustrate, the Bank of Japan recently released a report showing that the business conditions faced by small companies were much worse than those of large companies. This information has triggered a further drop in the performance of small companies.
"Another issue facing small companies in Japan is an oversupply of available equity shares. Since the mid-1980s more than 500 companies have gone public; today, there's a total of 3,000 listed companies in Japan. Recently, some companies have postponed going public because there is not enough interest from investors in new small-cap issues."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers with small market capitalizations
FUND NUMBER: 360
TRADING SYMBOL: FJSCX
START DATE: November 1, 1995
SIZE: as of October 31, 1997, more than
$84 million
MANAGER: Kenichi Mizushita, since 1996;
manager, several Fidelity Investments Japan, Ltd., and institutional funds; joined Fidelity in 1985
(checkmark)
JAPAN SMALL COMPANIES
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 0.4%
JAPAN 99.6%
ROW: 1, COL: 1, VALUE: 0.0
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 1.9
ROW: 1, COL: 5, VALUE: 98.09999999999999
ROW: 1, COL: 6, VALUE: 0.0
ROW: 1, COL: 7, VALUE: 0.0
ROW: 1, COL: 8, VALUE: 0.0
AS OF APRIL 30, 1997
UNITED STATES 7.3%
JAPAN 92.7%
ROW: 1, COL: 1, VALUE: 0.0
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 7.3
ROW: 1, COL: 5, VALUE: 92.7
ROW: 1, COL: 6, VALUE: 0.0
ROW: 1, COL: 7, VALUE: 0.0
ROW: 1, COL: 8, VALUE: 0.0
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   99.6          92.7

SHORT-TERM INVESTMENTS   0.4           7.3

TOP TEN STOCKS

                                                         % OF FUND'S   % OF FUND'S
                                                         INVESTMENTS   INVESTMENTS
                                                                       IN THESE STOCKS
                                                                       6 MONTHS AGO

MEITEC CORP.                                             4.6           2.3
(SERVICES)

SONY MUSIC ENTERTAINMENT JAPAN, INC.                     4.1           4.0
(ENTERTAINMENT)

ADERANS CO. LTD.                                         3.1           1.3
(CONSUMER DURABLES)

UNION TOOL CO.                                           2.9           1.8
(INDUSTRIAL MACHINERY & EQUIPMENT)

CIRCLE K JAPAN CO. LTD.                                  2.8           2.4
(GENERAL MERCHANDISE STORES)

MIMASU SEMICONDUCTOR INDUSTRIES CO. LTD. (ELECTRONICS)   2.8           2.0

TOWA CORP.                                               2.7           1.3
(ELECTRONICS)

FUJI SOFT, INC.                                          2.5           0.0
(COMPUTER SERVICES & SOFTWARE)

SHINKO ELECTRIC INDUSTRIES CO. LTD.                      2.3           1.7
(ELECTRONICS)

TOKYO SEIMITSU CO. LTD.                                  2.3           0.0
(ELECTRONIC INSTUMENTS)


TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

TECHNOLOGY                         33.7          18.8

INDUSTRIAL MACHINERY & EQUIPMENT   11.6          11.5

SERVICES                           9.9           2.7

MEDIA & LEISURE                    8.6           9.5

DURABLES                           8.5           9.3

RETAIL & WHOLESALE                 8.0           14.5

CONSTRUCTION & REAL ESTATE         5.8           10.7

FINANCE                            5.7           5.2

NONDURABLES                        3.9           0.4

BASIC INDUSTRIES                   3.0           6.1

JAPAN SMALL COMPANIES
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 99.6%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.9%
Jamco Corp.   65,000 $ 739,613
BASIC INDUSTRIES - 3.0%
CHEMICALS & PLASTICS - 1.6%
Nippon Pillar Packing Co. Ltd.   147,000  1,184,302
Toshiba Chemical Corp.   40,000  114,618
  1,298,920
IRON & STEEL - 0.1%
Chubu Steel Plate Co. Ltd.   21,000  53,198
METALS & MINING - 0.8%
Oiles Corp.   26,000  684,552
PAPER & FOREST PRODUCTS - 0.5%
Ube-Nitto Kasei Co. Ltd.   90,000  453,738
TOTAL BASIC INDUSTRIES   2,490,408
CONSTRUCTION & REAL ESTATE - 5.8%
BUILDING MATERIALS - 1.9%
Arc Land Sakamoto Co. Ltd.   120,000  1,046,512
Kikusui Chemical Industries Co. Ltd.   4,000  18,605
Kondotec, Inc.   95,000  520,764
  1,585,881
ENGINEERING - 1.6%
Ataka Construction & Engineering
 Co. Ltd.   130,000  577,658
Sawako Corp.   102,500  774,709
  1,352,367
REAL ESTATE - 2.3%
Meiwa Estate Co. Ltd.   30,000  353,821
Sekiwa Real Estate Ltd.   99,000  452,243
Toc Co. Ltd.   110,000  1,105,482
  1,911,546
TOTAL CONSTRUCTION & REAL ESTATE   4,849,794
DURABLES - 8.5%
AUTOS, TIRES, & ACCESSORIES - 5.4%
FCC Co. Ltd.   42,000  662,791
Keihin Seiki Manufacturing Co. Ltd.   110,000  1,498,339
Piolax, Inc.   50,000  735,050
Sanyo Denki Co. Ltd.   140,000  1,186,047
Yachiyo Industry Co. Ltd.   67,000  362,267
  4,444,494
CONSUMER DURABLES - 3.1%
Aderans Co. Ltd.   97,000  2,610,299
TEXTILES & APPAREL - 0.0%
Jeans Mate Corp.   60  444
TOTAL DURABLES   7,055,237
FINANCE - 5.7%
CREDIT & OTHER FINANCE - 5.7%
Acom Co. Ltd.   24,000  1,315,615
Jafco Co. Ltd.   20,000  946,844
Shohkoh Fund & Co. Ltd.   4,000  1,162,791
Takefuji Corp.   29,000  1,288,621
  4,713,871
INDUSTRIAL MACHINERY & EQUIPMENT - 11.6%
Fuji Denki Reiki Co. Ltd.  110,000  533,555
Misumi Corp.   102,190  1,663,558
Nitto Kohki Co. Ltd.   37,600  671,429

 SHARES VALUE (NOTE 1)
Shinkawa Ltd.   30,000 $ 523,256
THK Co. Ltd.   120,000  1,604,651
Tsudakoma Corp.   100,000  332,226
Union Tool Co.   76,900  2,395,141
Yushin Precision Equipment Co. Ltd.   110,000  1,872,924
  9,596,740
MEDIA & LEISURE - 8.6%
ENTERTAINMENT - 4.1%
Sony Music Entertainment Japan, Inc.   97,000  3,407,890
LEISURE DURABLES & TOYS - 2.5%
Honma Golf Co. Ltd.   67,000  856,977
Ryohin Keikaku Co. Ltd.   18,000  1,248,339
  2,105,316
PUBLISHING - 0.9%
Asia Securities Printing Co. Ltd.   50,000  726,744
RESTAURANTS - 1.1%
Yoshinoya D&C Co. Ltd. Ord.   88  928,239
TOTAL MEDIA & LEISURE   7,168,189
NONDURABLES - 3.9%
FOODS - 2.6%
Rock Field Co. Ltd.   70,000  889,535
Yonekyu Corp.   90,000  1,248,339
  2,137,874
HOUSEHOLD PRODUCTS - 1.3%
Comany, Inc.   120,000  1,116,279
TOTAL NONDURABLES   3,254,153
RETAIL & WHOLESALE - 8.0%
APPAREL STORES - 2.6%
Fast Retailing Co. Ltd.   60,000  1,121,262
Naigai Clothes Co. Ltd.   155,000  1,029,900
  2,151,162
GENERAL MERCHANDISE STORES - 4.5%
Circle K Japan Co. Ltd.   46,000  2,361,130
Matsumotokiyoshi Co. Ltd.   38,000  1,388,704
  3,749,834
GROCERY STORES - 0.1%
U Store Co. Ltd.   5,000  45,681
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Yamada Denki Co. Ltd.   53,000  669,103
TOTAL RETAIL & WHOLESALE   6,615,780
SERVICES - 9.9%
Aucnet, Inc.  36,000  603,987
BellSystem24, Inc.   10,000  1,378,738
Estelle Co. Ltd.   60,000  498,339
Meitec Corp.  130,000  3,833,057
Nippon System Development Co.   75,000  1,868,771
  8,182,892
TECHNOLOGY - 33.7%
COMMUNICATIONS EQUIPMENT - 0.7%
Fujitsu Denso  35,000  546,512
COMPUTER SERVICES & SOFTWARE - 9.3%
Diamond Computer Service Co. Ltd.   50,000  851,329
Fuji Soft, Inc.   59,400  2,047,425
Ines Corp. Ord.   100,000  1,420,266
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Konami Industry Co. Ltd.   55,000 $ 1,690,199
Sumisho Computer Service Corp.   90,000  1,719,269
  7,728,488
COMPUTERS & OFFICE EQUIPMENT - 2.2%
IO Data Device, Inc.   22,900  346,163
Toyo Information System Co. Ltd.   100,000  1,461,794
  1,807,957
ELECTRONIC INSTRUMENTS - 5.2%
Cosel Co. Ltd.   75,000  903,239
Micronics Japan Co. Ltd.   20,000  737,542
Sony Chemicals Corp.   50,000  805,648
Tokyo Seimitsu Co. Ltd.   70,000  1,889,535
  4,335,964
ELECTRONICS - 13.7%
ADO Electronic Industrial Co. Ltd.   72,000  849,169
Fujitsu Business Systems Ltd.   41,000  837,708
Kyoden Co. Ltd. (a)  26,000  660,797
Mimasu Semiconductor Industries
 Co. Ltd.  126,000  2,354,651
Nippon Ceramic Co. Ltd.   80,000  1,235,880
Shindengen Electric Co. Ltd.   119,000  937,965
Shinko Electric Industries Co. Ltd.   46,000  1,948,505
Tokyo Denpa Co. Ltd.   30,000  348,837
Towa Corp.   58,000  2,220,764
  11,394,276
PHOTOGRAPHIC EQUIPMENT - 2.6%
Noritsu Koki Co. Ltd.   33,000  1,096,346
Ricoh Elemex Corp.   130,000  1,058,140
  2,154,486
TOTAL TECHNOLOGY   27,967,683
TOTAL COMMON STOCKS
 (Cost $93,794,873)   82,634,360
CASH EQUIVALENTS - 0.4%
Taxable Central Cash Fund (b)
 (Cost $296,203)  296,203  296,203
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $94,091,076)  $ 82,930,563
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $100,096,244 and $89,021,094, respectively.
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $2,150,000 and $1,890,100, respectively. The weighted average interest rate was 6.0% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $94,231,139. Net unrealized depreciation aggregated $11,300,576, of which $6,099,075 related to appreciated investment securities and $17,399,651 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $38,186,000 all of which will expire on October 31, 2005.
JAPAN SMALL COMPANIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                 $
82,930,563
(COST $94,091,076) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
1,495,612

RECEIVABLE FOR FUND SHARES SOLD                                                                                     181,509


DIVIDENDS RECEIVABLE                                                                                                183,292


INTEREST RECEIVABLE                                                                                                 7,429


REDEMPTION FEES RECEIVABLE                                                                                          494


 TOTAL ASSETS
84,798,899

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 152,940


PAYABLE FOR FUND SHARES REDEEMED                                                                        243,500


ACCRUED MANAGEMENT FEE                                                                                  56,285


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     72,225


 TOTAL LIABILITIES                                                                                                  524,950


NET ASSETS                                                                                                         $
84,273,949

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                    $
134,250,323

DISTRIBUTIONS IN EXCESS OF NET
(492,464)
INVESTMENT INCOME


ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
(38,322,954)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
(11,160,956)
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 13,015,446                                                                                         $
84,273,949
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($84,273,949 (DIVIDED BY) 13,015,446 SHARES)                         $6.47


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $6.47)                                                               $6.67



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                  $ 590,727
DIVIDENDS

INTEREST                                                                            328,953

                                                                                    919,680

LESS FOREIGN TAXES WITHHELD                                                         (88,609)

 TOTAL INCOME                                                                       831,071

EXPENSES

MANAGEMENT FEE                                                     $ 702,501

TRANSFER AGENT FEES                                                 310,462

ACCOUNTING FEES AND EXPENSES                                        74,385

NON-INTERESTED TRUSTEES' COMPENSATION                               549

CUSTODIAN FEES AND EXPENSES                                         84,325

REGISTRATION FEES                                                   43,922

AUDIT                                                               31,787

LEGAL                                                               741

INTEREST                                                            3,172

REPORTS TO SHAREHOLDERS                                             15,209

MISCELLANEOUS                                                       817

 TOTAL EXPENSES BEFORE REDUCTIONS                                   1,267,870

 EXPENSE REDUCTIONS                                                 (5,108)         1,262,762

NET INVESTMENT INCOME (LOSS)                                                        (431,691)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              (38,204,770)

 FOREIGN CURRENCY TRANSACTIONS                                      4,699           (38,200,071)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              7,150,227

 ASSETS AND LIABILITIES IN                                          10,754          7,160,981
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                     (31,039,090)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $ (31,470,781)

OTHER INFORMATION                                                                  $ 274,403
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                                $ 62
 CUSTODIAN CREDITS

  TRANSFER AGENT CREDITS                                                            5,046

                                                                                   $ 5,108


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    NOVEMBER 1, 1995
                                    OCTOBER 31,   (COMMENCEMENT
                                    1997          OF OPERATIONS) TO
                                                  OCTOBER 31,
                                                  1996




OPERATIONS                                                                            $ (431,691)      $ (333,376)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                              (38,200,071)     698,907

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                  7,160,981        (18,321,937)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           (31,470,781)     (17,956,406)

DISTRIBUTIONS TO SHAREHOLDERS                                                           (53,184)         -
IN EXCESS OF NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                    (359,714)        -

 TOTAL DISTRIBUTIONS                                                                  (412,898)        -

SHARE TRANSACTIONS                                                                    128,561,609      207,082,528
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                          410,794          -

 COST OF SHARES REDEEMED                                                               (118,965,973)    (83,815,966)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                10,006,430       123,266,562

REDEMPTION FEES                                                                         486,767          354,275

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (21,390,482)     105,664,431

NET ASSETS                                                                              105,664,431      -
 BEGINNING OF PERIOD

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
ACCUMULATED NET INVESTMENT LOSS OF                                                      $ 84,273,949     $ 105,664,431
$492,464 AND $105,103, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                                                   16,940,710       19,679,280

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                               49,197           -

 REDEEMED                                                                                   (15,551,026)     (8,102,715)

 NET INCREASE (DECREASE)                                                                1,438,881        11,576,565



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA   YEAR ENDED    NOVEMBER 1, 1995
                          OCTOBER 31,   (COMMENCEMENT
                          1997          OF OPERATIONS) TO
                                        OCTOBER 31,
                                        1996




NET ASSET VALUE, BEGINNING OF PERIOD                                                        $ 9.13      $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) C                                                             (.03)       (.03)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                                    (2.63)      (.87)

 TOTAL FROM INVESTMENT OPERATIONS                                                           (2.66)      (.90)

LESS DISTRIBUTIONS

 IN EXCESS OF NET INVESTMENT INCOME                                                         (.01) F     -

 FROM NET REALIZED GAIN                                                                     (.03) F     -

 TOTAL DISTRIBUTIONS                                                                        (.04)       -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                                    .04         .03

NET ASSET VALUE, END OF PERIOD                                                              $ 6.47      $ 9.13

TOTAL RETURN A, B                                                                           (28.80)%    (8.70)%

RATIOS AND SUPPLEMENTAL DATA                                                                $ 84,274    $ 105,664
NET ASSETS, END OF PERIOD (000 OMITTED)

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                     1.35%       1.34%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                            1.34% E     1.34%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                 (.46)%      (.32)%

PORTFOLIO TURNOVER RATE                                                                     101%        66%

AVERAGE COMMISSION RATE D                                                                   $ .0511     $ .0578

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE
TIME SALES CHARGE. C NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. D A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


LATIN AMERICA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                            PAST 1   LIFE OF
OCTOBER 31, 1997                         YEAR     FUND

LATIN AMERICA                            25.42%   60.88%

LATIN AMERICA                            21.65%   56.06%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL                   24.05%   90.39%
 INTERNATIONAL EMERGING MARKETS
 FREE - LATIN AMERICA INDEX

LATIN AMERICAN REGION                    19.47%   N/A
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free - Latin America Index - a market capitalization weighted index of approximately 170 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American region funds average, which reflects the performance of mutual funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 34 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   LIFE OF
OCTOBER 31, 1997                        YEAR     FUND

LATIN AMERICA                           25.42%   11.05%

LATIN AMERICA                           21.65%   10.31%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL INTERNATIONAL    24.05%   15.25%
 EMERGING MARKETS FREE -
 LATIN AMERICA INDEX

LATIN AMERICAN REGION                   19.47%   N/A
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 121903 S00000000000001
             Latin America               MS Latin Amer. Fr (Gross)
             00349                       MS007
  1993/04/19       9700.00                    10000.00
  1993/04/30       9641.80                     9629.27
  1993/05/31       9874.60                     9880.87
  1993/06/30      10379.00                    10503.42
  1993/07/31      10737.90                    10785.19
  1993/08/31      11746.70                    11714.82
  1993/09/30      11960.10                    11920.39
  1993/10/31      12881.60                    12392.75
  1993/11/30      13861.30                    13204.75
  1993/12/31      15722.24                    14878.84
  1994/01/31      16981.97                    17327.50
  1994/02/28      16093.32                    16826.00
  1994/03/31      14462.50                    15684.24
  1994/04/30      13437.14                    14487.31
  1994/05/31      14169.54                    15343.10
  1994/06/30      12851.22                    14360.38
  1994/07/31      14042.59                    15721.44
  1994/08/31      16132.38                    18278.52
  1994/09/30      16679.24                    19062.61
  1994/10/31      15829.65                    18120.86
  1994/11/30      15360.92                    17604.02
  1994/12/31      12079.76                    14974.08
  1995/01/31      10331.75                    13338.86
  1995/02/28       8710.70                    11406.56
  1995/03/31       8564.22                    11013.06
  1995/04/30       9618.88                    12602.53
  1995/05/31       9667.71                    12888.85
  1995/06/30       9804.43                    13089.71
  1995/07/31      10331.75                    13494.70
  1995/08/31      10527.06                    13648.86
  1995/09/30      10361.05                    13532.50
  1995/10/31       9521.23                    12443.72
  1995/11/30       9863.02                    12667.34
  1995/12/31      10090.87                    13052.35
  1996/01/31      11504.18                    14390.58
  1996/02/29      10901.30                    13561.89
  1996/03/31      11316.40                    13731.96
  1996/04/30      11800.68                    14492.29
  1996/05/31      12373.92                    14958.43
  1996/06/30      12709.95                    15342.23
  1996/07/31      12186.13                    14737.59
  1996/08/31      12561.70                    15152.37
  1996/09/30      12759.37                    15498.77
  1996/10/31      12443.10                    15347.63
  1996/11/30      12601.23                    15494.03
  1996/12/31      13190.77                    15951.46
  1997/01/31      14347.85                    17521.55
  1997/02/28      15122.60                    18680.87
  1997/03/31      15032.04                    18395.98
  1997/04/30      15766.54                    19316.04
  1997/05/31      16903.50                    20684.98
  1997/06/30      18352.37                    22458.18
  1997/07/31      19569.83                    23720.20
  1997/08/31      17436.77                    21447.02
  1997/09/30      19217.67                    23503.38
  1997/10/31      15605.55                    19038.69
IMATRL PRASUN   SHR__CHT 19971031 19971126 121904 R00000000000058
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $15,606 - a 56.06% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free - Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,039 - an 90.39% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
LATIN AMERICA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund
Q. HOW DID THE FUND PERFORM, PATTI?
A. The fund outpaced both its peer group and index over the 12-month period that ended October 31, 1997. During this period, the fund had a return of 25.42%. To compare the fund's performance with that of its peers, the Latin American regions funds average returned 19.47% for the same one-year period, according to Lipper Analytical Services. To gauge how the fund did relative to Latin American markets, the Morgan Stanley Capital International Emerging Markets Free - Latin America Index returned 24.05%.
Q. HOW WOULD YOU CHARACTERIZE THE INVESTING ENVIRONMENT OVER THE PAST
YEAR?
A. From the beginning of the period through the end of June, I would say it was quite good. Strong economic growth coupled with relatively low interest rates across the region provided the underpinnings for an extremely impressive stock market rally through the first half of the year. What's more, the political environment was favorable as authorities in various countries continued to make strides toward economic reform by improving budgetary and trade surpluses. Another factor aiding the dramatic rise of Latin American stocks was investor inflows. As the markets continued to rise and volatility diminished, the region attracted a very large amount of new investment.
Q. AFTER POSTING STUNNING GAINS THROUGHOUT MUCH OF THE PERIOD, THE LATIN AMERICAN MARKETS EXPERIENCED SIGNIFICANT LOSSES IN OCTOBER. WHAT CAUSED THE TURNABOUT?
A. The problems began in the summer, when Brazil's stock market dropped on fears that the country's currency - the real - was extremely overvalued. Despite Brazil's declining stock prices, Mexican stocks - which make up the other major market in the region - continued to post impressive gains. Briefly setting devaluation fears aside in August, Brazilian stocks resumed their rally, although they charted an unsteady course through mid-October, when an attack on the Hong Kong currency touched off a rout in Southeast Asian markets. That concerned investors who pulled their money out and forced the Brazil market to suffer heavy losses. That, in turn, set off a "samba effect." By that I mean that the Mexican and other Latin American markets also sold off - but to a lesser extent than Brazil's - as the region's economic growth prospects were called into question. To discourage investors from selling the real, Brazil's central bank doubled interest rates to about 43% on October 30. The net result was that the region's economy, which had been expected to grow at a reasonable pace, was suddenly facing the possibility of a major economic slowdown.
Q. WHAT HELPED THE FUND OUTPACE BOTH ITS PEERS AND THE INDEX DURING
THE YEAR?
A. There were three main factors. First, the fund had less invested in Brazil than many of its competitors and the index from about June on. Although the fund greatly benefited from its Brazilian holdings in the first half of the period, I became concerned that the country's large budget deficit would force interest rates higher. So I pared back Brazilian stocks, although they continued to account for the fund's largest country concentration. Of course, interest rates did rise and having a smaller stake in Brazil helped the fund's performance. The second related positive factor contributing to the fund's performance was security selection in Brazil - meaning what the fund did and didn't own. The prospect of higher interest rates caused me to avoid interest-rate-sensitive and economically sensitive companies in Brazil, including banks and industrial companies. Although they led the market in the first half of the year, banks and manufacturers were among the companies hardest hit in the market's mid-summer-to-fall sell-off.
Q. AND THE THIRD REASON FOR THE FUND'S OUTPERFORMANCE?
A. Throughout most of the year, I continued to cut back the fund's stake in Chile and kept the fund's exposure there rather small. That strategy benefited the fund's performance as the Chilean markets suffered from a bout of profit-taking in September and sold off with the region in October.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. Mexican banks Grupo Financiero Bancomer and BANACCI SA underperformed early in the period, as the recovery in bank earnings took longer than anticipated, as did the improvement in past-due loans. However, later in the year, these stocks started to show better trends in earnings and, more importantly, in past-due accounts.
Q. WHAT BRAZILIAN STOCKS DID YOU FIND ATTRACTIVE?
A. I focused on state-owned utility companies including phone giant Telebras and its subsidiaries - Telebras and Telesp. I felt that the Brazilian government would have to continue to follow through on its plans to make these companies profitable in order to privatize them and raise money for the country. Additionally, these utilities tend to be less economically sensitive than other industries. These companies enjoyed strong performance in the first half of the year, and weathered the summer and fall storm better than many other Brazilian stocks.
Q. WHAT COMPANIES DID YOU FIND ATTRACTIVE IN MEXICO, THE FUND'S SECOND-LARGEST COUNTRY CONCENTRATION?
A. For the first time in many years, I built up the fund's holdings in Telefonos de Mexico - the country's major telephone provider - because I felt that market expectations regarding long distance competition proved to be bearish. In addition, over the past two to three years the company has bought back more than 20% of its stock. Not only was Telefonos de Mexico one of the fund's largest holdings, it was also one of its best performers for the year. I also liked Grupo Carso, a large conglomerate with interests in auto-parts manufacturing, specialty chemicals, food and real estate. Beer maker Fomento Economico was also attractive given its increased operating margins and strong earnings growth.
Q. ASIDE FROM YOUR BRAZILIAN AND MEXICAN HOLDINGS, WHAT WERE OTHER STRONG PERFORMERS?
A. Argentinean oil company YPF was one of the biggest contributors to performance. The stock performed well as the company hit its production targets and improved profitability under a capable new management team.
Q. WHAT'S YOUR OUTLOOK?
A. I'll probably continue to underweight Brazil and overweight Mexico. With a currency that remains overvalued and the prospect for higher interest rates slowing the economy, the Brazilian market could continue to come under pressure. Add to that the presidential election next year, and there's bound to be some uncertainty. In Brazil, I'll likely overweight the state-owned companies because I believe the government is committed to their profitability prior to their privatization. Meanwhile, I'll probably continue to overweight Mexico. At present, I think the economy there looks good and the currency isn't hugely overvalued.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PATTI SATTERTHWAITE ON BRAZIL:
"In assessing the Latin American region's prospects over the next year, it's important to understand the issues facing Brazil. As the largest economy in the Latin American region - more than twice the size of the next-largest economy, Mexico - Brazil's influence on the region is vast. That said, it's pretty clear that the country will face much lower economic growth in the year ahead, as a function of interest rates rising dramatically this year. That slower growth could translate into lower earnings growth for many companies in Brazil.
The question becomes how much economic growth will slow. "There's also a political element to consider. President Fernando Henrique Cardoso - who has guided the country through important fiscal and economic reforms - is up for re-election next year. The outcome could have a major impact on Brazil's future and it's a development I'll be watching carefully. But, so far, I think his administration has reacted quite respectably to the recent crisis by cutting spending and raising taxes. And despite potential political fallout, the government doubled interest rates in a pre-election year."

FUND FACTS
GOAL: high total investment return by investing mainly in equity and debt securities of Latin
American issuers
FUND NUMBER: 349
TRADING SYMBOL:  FLATX
START DATE: April 19, 1993
SIZE: as of October 31, 1997, more than
$808 billion
MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986
(checkmark)
LATIN AMERICA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
ARGENTINA
10.8%
UNITED STATES 7.1%
ROW: 1, COL: 1, VALUE: 7.1
ROW: 1, COL: 2, VALUE: 6.8
ROW: 1, COL: 3, VALUE: 32.9
ROW: 1, COL: 4, VALUE: 4.6
ROW: 1, COL: 5, VALUE: 37.8
ROW: 1, COL: 6, VALUE: 10.8
OTHER 6.8%
MEXICO 32.9%
BRAZIL 37.8%
CHILE 4.6%
AS OF APRIL 30, 1997
ARGENTINA 9.7%
UNITED STATES 10.5%
ROW: 1, COL: 1, VALUE: 10.5
ROW: 1, COL: 2, VALUE: 6.5
ROW: 1, COL: 3, VALUE: 25.8
ROW: 1, COL: 4, VALUE: 6.0
ROW: 1, COL: 5, VALUE: 41.5
ROW: 1, COL: 6, VALUE: 9.699999999999999
OTHER 6.5%
MEXICO 25.8%
BRAZIL 41.5%
CHILE 6.0%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   92.9          89.5

SHORT-TERM INVESTMENTS   7.1           10.5

TOP TEN STOCKS

                                                               % OF FUND'S   % OF FUND'S
                                                               INVESTMENTS   INVESTMENTS
                                                                             IN THESE STOCKS
                                                                             6 MONTHS AGO

TELEFONOS DE MEXICO SA SPONSORED ADR                           6.9           5.3
REPRESENTING ORD. CLASS L SHARES
(MEXICO, TELEPHONE SERVICES)

CENTRAIS ELECTRICAS BRASILEIRAS SA                             6.4           5.2
(BRAZIL, ELECTRIC UTILITY)

TELEBRAS SPONSORED ADR                                         6.3           6.8
(BRAZIL, TELEPHONE SERVICES)

YPF SOCIEDAD ANONIMA SPONSORED                                 4.8           3.4
 ADR REPRESENTING CLASS D SHARES
 (ARGENTINA, OIL & GAS)

GRUPO CARSO SA DE CV CLASS A-1                                 3.9           3.1
(MEXICO, TOBACCO)

PETROBRAS PN (PFD. REG.)                                       3.6           3.9
(BRAZIL, OIL & GAS)

COMPANIA ENERGERTICA MINAS GERAIS (BRAZIL, ELECTRIC UTILITY)   3.4           2.6

GRUPO FINANCIERO BANCOMER CLASS B                              2.9           1.8
(MEXICO, BANKS)

TELEBRAS ON                                                    2.5           3.3
(BRAZIL, TELEPHONE SERVICES)

COMPANIA CERVEJARIA BRAHMA PN                                  2.4           2.7
 (PFD. REG.)
(BRAZIL, BEVERAGES)


TOP TEN MARKET SECTORS
                             % OF FUND'S   % OF FUND'S
                             INVESTMENTS   INVESTMENTS
                                           IN THESE
                                           MARKET SECTORS
                                           6 MONTHS AGO

UTILITIES                    38.1          36.4

NONDURABLES                  15.4          13.5

ENERGY                       10.8          11.0

FINANCE                      8.9           11.1

BASIC INDUSTRIES             8.2           6.9

RETAIL & WHOLESALE           4.4           2.9

CONSTRUCTION & REAL ESTATE   3.8           3.1

PRECIOUS METALS              1.1           1.3

MEDIA & LEISURE              1.0           1.2

DURABLES                     0.7           1.1

LATIN AMERICA
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.9%
 SHARES VALUE (NOTE 1)
ARGENTINA - 10.8%
Banco de Galicia y Buenos Aires
 SA sponsored ADR representing
 Class B shares  323,888 $ 7,849,223
Bansud SA Class B (a)  101,790  906,457
Cresud Sacifya sponsored ADR  104,500  1,881,000
IRSA (Inversiones y Representa) SA GDR  43,800  1,478,250
Perez Companc Class B  2,378,336  14,897,024
S.A. Importadora y Exportadora
 de la Patagonia Class B  153,000  2,219,787
Telecom Argentina Class B sponsored
 ADR  709,200  17,951,625
Telefonica de Argentina SA sponsored
 ADR  57,900  1,628,438
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  1,238,600  39,635,200
  88,447,004
BRAZIL - 37.8%
Aracruz Celulose SA ADR  692,050  10,380,750
Banco Real SA (Reg.)  84,000  68,565
Bradesco PN  852,535,377  6,340,306
Centrais Electricas Brasileiras SA 121,331,010 52,489,469 Cimento Itau PN Ord. 6,044,000 1,551,290
Compania Cervejaria Brahma PN:
 (Pfd. Reg.) warrants 4/30/03 (a)  1,895,770  257,905
 (Pfd. Reg.)  31,851,523  19,932,479
 (Reg.)  117,827  79,292
Companhia de Saneamento Basico (a) 12,496,000 2,311,975 Compania Energertica Minas Gerais 698,600,000 27,878,122
Compania Paulista de Forca Luz Ord.   21,235,597  3,110,227
Companhia Brasileira de Petroleo
 Ipiranga SA Class B  321,249,000  4,661,708
Companhia Paranaense de
 Energia-Copel Class B  576,880  6,886,505
Coteminas PN  10,053,310  3,737,395
Dixie Toga SA  1,904,400  949,955
Encorpar Redito e Participa SA (a)  11,465,310  104
Eletropaulo SA PN (a)  3,411,000  581,596
Itaubanco PN (Pfd. Reg.)  7,117,100  2,872,401
Itausa Investimentos Itau SA  4,623,000  3,144,613
Klabin Industria de Papel e Celulose PN 5,746,165 4,429,748 Light Participacoes SA (a) 16,248,000 4,155,574
Light Servicos de Electricidade SA Ord.   15,127,000  5,021,297
Perdigao SA PN  1,461,114,630  2,583,981
Perdigao SA ON  23,222,143  47,387
Petrobras PN (Pfd. Reg.)  158,880,000  29,539,637
Souza Cruz Industria Comerico  537,500  4,372,733
Telebras sponsored ADR  506,100  51,369,150
Telebras PN (Pfd. Reg.)  177,440,597  17,702,219
Telebras ON  226,774,800  20,153,885
Telesp PN:
 (Pfd. Reg.)  72,825,066  19,021,965
 rights 11/12/97 (a)  4,004,678  3,632
Companhia Vale do Rio Doce (a)  290,000  2,630
Votorantim Celulose e Papel SA
 (Pfd. Reg.)  145,251,499  3,465,962
  309,104,457
CHILE - 4.6%
Chilectra SA sponsored ADR  37,500  979,688
Cristalerias de Chile SA sponsored ADR 124,700 1,932,850 Empresa Nacional de Electricidad SA
 sponsored ADR  96,000  1,932,000

 SHARES VALUE (NOTE 1)
Enersis SA sponsored ADR  434,500 $ 14,338,500
Quinenco SA sponsored ADR  150,000  2,197,623
Soc Quimica y Minera de Chile ADR  214,500  11,127,188
Supermercados Unimarc SA
 sponsored ADR  201,000  3,015,000
Vina Concha Stet y Toro
 SA sponsored ADR  61,000  1,662,250
  37,185,099
COLOMBIA - 2.0%
Banco Ganadero Class C sponsored ADR  79,800  1,915,200
Banc Industrial Colombiano
 sponsored ADR  222,600  3,561,600
Compania Nacional de Chocolates  136,000  1,090,478
Noel (Industria Alimenticias)  95,771  372,773
Noel (Industria Alimenticias)
 rights 12/30/97  21,886  -
Suramericana de Seguros SA  440,350  9,769,754
  16,709,805
LUXEMBOURG - 0.3%
Quilmes Industrial SA sponsored ADR  201,300  2,491,088
MEXICO - 32.9%
Apasco SA de CV  309,000  1,880,549
BANACCI SA de CV Class B (a)  160,000  316,945
Cemex SA, Series B  2,680,000  11,768,974
Cifra SA de CV:
 Series A  613,164  1,125,354
 Series C  9,315,200  16,118,187
Corporacion Geo SA de CV Class B
 sponsored ADR (a)(c)  40,800  867,000
Corporacion Geo SA de CV (a)  1,846,873  9,961,654
DESC (Sociedad de Fomento
 Industrial SA) Class B  1,149,000  9,872,076
Fomento Economico Mexicano
 SA de CV Class B  2,479,600  17,457,804
Gruma SA Class B (a)  1,824,264  7,140,317
Grupo Imsa SA de CV sponsored ADR  53,500  1,273,969
Grupo Carso SA de CV Class A-1  5,031,100  31,879,643
Grupo Financiero Bancomer Class B (a)  50,989,700  24,034,525
Grupo Televisa SA de CV sponsored
 ADR (a)  262,600  8,140,600
Grupo Elektra SA  10,252,000  13,946,635
Grupo Modelo SA de CV Class C Ord.   2,276,500  16,842,840
Grupo Mexico SA, Class L  1,427,000  4,223,103
Grupo Financiero Inbursa SA Class B  4,406,900  15,513,550
Industrias Bachoco SA sponsored ADR  24,300  413,100
Industrias Penoles SA  178,000  706,265
Kimberly Clark de Mexico SA Class A  3,383,000  14,856,134
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  1,303,200  56,363,400
Tubos de Acero de Mexico ADR (a)  210,500  4,249,469
  268,952,093
PANAMA - 1.7%
Panamerican Beverages, Inc. Class A  450,100  13,953,100
PERU - 1.4%
Compania de Cementos Lima SA
 Class C  162,081  3,372,956
Compania de Minas Buenaventura SA:
 Class A  100,526  873,817
 Class B  33,551  310,177
 Class B sponsored ADR  339,000  6,080,813
 Class T  98,541  744,048
  11,381,811
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
VENEZUELA - 1.4%
Compania Anonima Nacional Telefonos
 de Venezuela sponsored ADR  77,600 $ 3,101,121
Electricidad de Caracas  3,371,954  4,428,332
Mavesa SA sponsored ADR  513,933  3,854,498
  11,383,951
TOTAL COMMON STOCKS
 (Cost $619,234,639)   759,608,408
CASH EQUIVALENTS - 7.1%
Taxable Central Cash Fund (b)
 (Cost $58,380,712)  58,380,712  58,380,712
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $677,615,351)  $ 817,989,120
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $867,000 or 0.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $591,883,679 and $491,111,414, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $10,387 for the period.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries    8.2%
Cash Equivalents   7.1
Construction & Real Estate    3.8
Durables    0.7
Energy    10.8
Finance    8.9
Holding Companies   0.4
Media & Leisure   1.0
Nondurables   15.4
Precious Metals   1.1
Retail & Wholesale   4.4
Services    0.1
Utilities   38.1
    100.0%
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $681,569,035. Net unrealized appreciation aggregated $136,420,085, of which $185,096,888 related to appreciated investment securities and $48,676,803 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $117,765,000 of which $80,150,000, and $37,615,000 will expire on October 31, 2003, and 2004, respectively.
LATIN AMERICA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                   $
817,989,120
(COST $677,615,351) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
11,283,367

RECEIVABLE FOR FUND SHARES SOLD
3,926,608

DIVIDENDS RECEIVABLE
1,248,756

INTEREST RECEIVABLE
353,504

REDEMPTION FEES RECEIVABLE                                                                                            21,632


 TOTAL ASSETS
834,822,987

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 8,819,311


PAYABLE FOR FUND SHARES REDEEMED                                                                        16,229,517


ACCRUED MANAGEMENT FEE                                                                                  651,706


OTHER PAYABLES AND                                                                                      580,315

ACCRUED EXPENSES


 TOTAL LIABILITIES
26,280,849

NET ASSETS                                                                                                           $
808,542,138

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                      $
781,226,008

UNDISTRIBUTED NET INVESTMENT INCOME
8,495,570

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
(121,520,381)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
140,340,941
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES


NET ASSETS, FOR 52,115,671                                                                                           $
808,542,138
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($808,542,138 (DIVIDED BY) 52,115,671 SHARES)                          $15.51


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $15.51)                                                                $15.99



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                $ 18,355,872
DIVIDENDS

INTEREST                                                                          3,990,444

                                                                                  22,346,316

LESS FOREIGN TAXES WITHHELD                                                       (809,788)

 TOTAL INCOME                                                                     21,536,528

EXPENSES

MANAGEMENT FEE                                                     $ 6,463,852

TRANSFER AGENT FEES                                                 2,303,061

ACCOUNTING FEES AND EXPENSES                                        514,541

NON-INTERESTED TRUSTEES' COMPENSATION                               4,497

CUSTODIAN FEES AND EXPENSES                                         1,141,426

REGISTRATION FEES                                                   109,953

AUDIT                                                               68,557

LEGAL                                                               5,298

REPORTS TO SHAREHOLDERS                                             125,192

MISCELLANEOUS                                                       519,859

 TOTAL EXPENSES BEFORE REDUCTIONS                                   11,256,236

 EXPENSE REDUCTIONS                                                 (73,737)      11,182,499

NET INVESTMENT INCOME                                                             10,354,029

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              66,007,545

 FOREIGN CURRENCY TRANSACTIONS                                      (972,800)     65,034,745

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              64,927,910

 ASSETS AND LIABILITIES IN                                          (8,067)       64,919,843
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   129,954,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 140,308,617

OTHER INFORMATION                                                                $ 2,213,110
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                              $ 65,245
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               5,818

  TRANSFER AGENT CREDITS                                                          2,674

                                                                                 $ 73,737


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                              $ 10,354,029     $ 8,995,030
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                  65,034,745       (33,471,294)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                      64,919,843       168,576,025

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           140,308,617      144,099,761

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                   (9,458,525)      (5,626,729)

SHARE TRANSACTIONS                                                                         704,350,162      348,744,157
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                             9,235,878        5,493,619

 COST OF SHARES REDEEMED                                                                   (595,524,911)    (401,997,197)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                   118,061,129      (47,759,421)

REDEMPTION FEES                                                                            1,741,603        886,945

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  250,652,824      91,600,556

NET ASSETS

 BEGINNING OF PERIOD                                                                       557,889,314      466,288,758

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $8,495,570 AND
$8,572,867, RESPECTIVELY)                                                                 $ 808,542,138    $ 557,889,314

OTHER INFORMATION
SHARES

 SOLD                                                                                      43,052,799       29,713,125

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                   724,384          552,485

 REDEEMED                                                                                  (35,962,567)     (33,772,507)

 NET INCREASE (DECREASE)                                                                   7,814,616        (3,506,897)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                          APRIL 19, 1993
                                                                           (COMMENCEMENT
                                                                           OF OPERATIONS) TO
                                                                           OCTOBER 31,

SELECTED PER-SHARE DATA   1997                      1996   1995   1994 E   1993





NET ASSET VALUE, BEGINNING OF PERIOD                 $ 12.59     $ 9.75      $ 16.21     $ 13.28     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                               .20 D       .22         .04         .07         .03

 NET REALIZED AND UNREALIZED GAIN (LOSS)             2.92        2.72        (6.52)      2.82        3.23

 TOTAL FROM INVESTMENT OPERATIONS                    3.12        2.94        (6.48)      2.89        3.26



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                          (.23)       (.12)       -           (.05)       -

 FROM NET REALIZED GAIN                              -           -           -           (.05)       -

 TOTAL DISTRIBUTIONS                                 (.23)       (.12)       -           (.10)       -

REDEMPTION FEES ADDED TO PAID IN CAPITAL             .03         .02         .02         .14         .02

NET ASSET VALUE, END OF PERIOD                       $ 15.51     $ 12.59     $ 9.75      $ 16.21     $ 13.28

TOTAL RETURN B, C                                    25.42%      30.69%      (39.85)%    22.89%      32.80%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)              $ 808,542   $ 557,889   $ 466,289   $ 888,530   $ 342,934

RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.30%       1.32%       1.41%       1.48%       1.94% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS                                   1.29% F     1.32%       1.41%       1.48%       1.94% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS 1.19%       1.48%       .97%        .47%        1.21% A

PORTFOLIO TURNOVER RATE                              64%         70%         57%         77%         72% A

AVERAGE COMMISSION RATE G                            $ .0005     $ .0004

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7
OF NOTES TO FINANCIAL STATEMENTS). C  TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D  NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER
SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
TAX DIFFERENCES.
 F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS). G  FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NORDIC
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                             PAST 1   LIFE OF
OCTOBER 31, 1997                          YEAR     FUND

NORDIC                                    26.24%   61.20%

NORDIC (INCL. 3% SALES CHARGE)            22.45%   56.37%

FT - ACTUARIES WORLD NORDIC INDEX         27.30%   55.44%

EUROPEAN REGION FUNDS AVERAGE             20.38%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT - Actuaries World Nordic Index - a market capitalization weighted index of over 90 stocks traded in four Scandinavian markets. The index is designed to provide coverage of approximately 85% of investable equity available in each market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 68 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1   LIFE OF
OCTOBER 31, 1997                          YEAR     FUND

NORDIC                                    26.24%   26.97%

NORDIC (INCL. 3% SALES CHARGE)            22.45%   25.05%

FT - ACTUARIES WORLD NORDIC INDEX         27.30%   24.68%

EUROPEAN REGION FUNDS AVERAGE             20.38%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 122728 S00000000000001
             Nordic                      FT Nordic
             00342                       FT002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9845.50                    10178.00
  1995/12/31       9554.50                     9911.00
  1996/01/31       9612.70                     9809.37
  1996/02/29      10204.40                    10456.70
  1996/03/31      10340.20                    10564.18
  1996/04/30      10476.00                    10606.06
  1996/05/31      10990.10                    10977.77
  1996/06/30      11106.50                    11058.76
  1996/07/31      10980.40                    10822.25
  1996/08/31      11630.30                    11437.85
  1996/09/30      12018.30                    11769.52
  1996/10/31      12386.90                    12210.52
  1996/11/30      13269.60                    12915.13
  1996/12/31      13537.43                    13283.75
  1997/01/31      13880.77                    13676.71
  1997/02/28      13969.05                    13661.62
  1997/03/31      14332.01                    14093.06
  1997/04/30      13439.33                    13296.07
  1997/05/31      14302.58                    14246.43
  1997/06/30      15136.41                    15111.48
  1997/07/31      15617.09                    15775.44
  1997/08/31      14999.07                    15074.22
  1997/09/30      16843.30                    16846.82
  1997/10/31      15636.71                    15544.47
IMATRL PRASUN   SHR__CHT 19971031 19971126 122730 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $15,637 - a 56.37% increase on the initial investment. For comparison, look at how the FT - Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,544 - a 55.44% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
NORDIC
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Colin Stone, Portfolio Manager of
Fidelity Nordic Fund
Q. HOW DID THE FUND PERFORM, COLIN?
A. During the 12 months that ended on October 31, 1997, the fund had a total return of 26.24%. For the same period, the FT-Actuaries World Nordic Index increased by 27.30%, and the Lipper European region funds average was up 20.38%.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR?
A. We had a very good environment for European stocks in general, including Nordic stocks. A favorable trend in interest rates, supportive bond markets and strong money flows into the market helped support stock prices. Corporate earnings in the Nordic markets grew nicely, and the strong U.S. dollar helped companies that were exporters because their products appeared less expensive on international markets. In addition, we have seen a trend throughout Europe, but especially in the Nordic states, for corporations to place a greater emphasis on shareholder value. Moreover, throughout the year, consensus estimates of economic growth have continually been raised, and this has had a positive impact on stock prices. Given this environment, it is not surprising that even in U.S. dollar terms, the fund had reasonably good returns.
Q. WHAT COMPANIES HELPED CONTRIBUTE POSITIVELY TO THE FUND'S
PERFORMANCE?
A. The fund saw standout performance from a number of large, blue-chip companies, including two major telecommunications equipment companies, Ericsson of Sweden and Nokia of Finland, the fund's two largest positions at the end of the period. Nokia's stock returned more than 88% during the year and Ericsson's increased by about 62%. While Nokia and Ericsson are both known for handset cellular telephones, actually less than half their earnings are from handsets. They also manufacture base stations, switches and software for cellular networks. Both of these companies have benefited from very strong growth in the cellular telephone business worldwide. This growth is expected to continue.
Q. WHAT OTHER COMPANIES HAVE BEEN STRONG CONTRIBUTORS?
A. Den Danske Bank, the largest Danish bank, has performed very well. Its stock returned 57% during the past year. A little more than a year ago it acquired a major life insurance company, and this helped improve its earnings growth significantly. Its success is part of a larger merger and acquisition trend we are seeing in the financial services industry throughout the Nordic region. Another large contributor was Skandia, a Swedish insurance company that saw very strong growth in its life insurance business, known as AFS. In addition, Skandia established a large presence in the U.S. variable annuity business, with very substantial asset growth over the past two to three years. The company uses a number of leading external money managers, including Fidelity. Skandia provides the software to help independent financial advisers structure variable annuity products for their clients. In addition, it offers outstanding service to its customers. This stock returned 67% during the past year. Another good performer was Volvo, which did a fabulous job of turning from a conglomerate to a company focused on its core truck and auto businesses. Volvo is now one of the top three heavy truck manufacturers outside the United States. It also has turned the perception of its car business from "safe, but boring" into "interesting, but safe" and has brought to market a number of attractive new cars. The car business has been surprising in terms of its profitability. This stock had a 26% return for the year.
Q. YOU MENTIONED THE MERGERS AND ACQUISITION TREND AMONG FINANCIAL INSTITUTIONS. AT 17.6% OF THE FUND'S INVESTMENTS, FINANCE REPRESENTED A MAJOR INDUSTRY WEIGHTING AT THE END OF THE FISCAL YEAR. WHY DID YOU HAVE THIS EMPHASIS?
A. We have witnessed a huge merger and acquisition trend among financial institutions in the Nordic region, including mergers among banks headquartered in different countries, bank-insurance mergers and banks merging with each other to reduce costs. This trend has had a very good effect on stock values, and I expect this trend to continue. Starting a year ago, Nordic financials were priced very cheaply compared to other European financials. Even after a year of good performance, they still are attractively priced, offering a very good return on equity.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The small- and mid-capitalization stock area was disappointing, as it was in the United States. It has been a liquidity-driven market, with investors seeking out the largest, most actively traded stocks. Many blue chip stocks, such as Ericsson and Nokia, had outstanding performance. However, it was not a positive environment for small-cap stocks. The fund's small- and mid-cap weighting was one of the reasons the fund's performance trailed that of the benchmark FT-Actuaries World Nordic Index, which is heavily weighted in large-capitalization stocks. In addition, the fund also had disappointing investments in Nera, a Norwegian telecommunications equipment company, and Frontec, a Swedish software company. The fund held neither stock by the end of the fiscal year. In addition, although the fund was underweighted in relation to the market index in Astra, the Swedish pharmaceutical company, that stock still had poor performance. There were some investor concerns about the patent expiring on its biggest selling drug, and European sales growth of the anti-ulcer drug, known as Prilosec, was less than expected.
Q. WHAT IS YOUR OUTLOOK?
A. I have an optimistic outlook, although the investment environment may not be as positive as it was 12 months ago. There is a lot of uncertainty in the global markets, with concern about what will happen in the Japanese market and about what will happen to interest rates in the United States. At the same time, Europe looks very good, with accelerating economic growth and a favorable outlook for corporate earnings. I see no compelling reason for short-term interest rates to increase significantly. Nordic stocks have done very well for the past year, but they still appear attractive in relation to bonds with their relatively low yields. I expect the merger and acquisition trend to continue in financial services and other industries. It is still possible to construct a very good portfolio with many sound ideas.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

COLIN STONE ON THE RISE OF SWEDEN'S ERICSSON AND
FINLAND'S NOKIA AS TWO OF THE LEADING
TELECOMMUNICATIONS EQUIPMENT COMPANIES IN THE
WORLD:
"The Nordic countries in general have adopted new technology very quickly. Market-penetration rates for personal computers and the Internet in the region are among the highest in the world. To illustrate, mobile phones in Finland have about 35% market penetration, and the usage also is extremely high in Sweden, Norway and Denmark. It should be no surprise that the Nordic region would give birth to two of the world's major equipment companies. We've seen a period of substantial industry growth throughout the world, with the exception of the U.S., where growth in cellular communications has lagged. Both these companies now have brand names recognized throughout the world. Ericsson, for example, purchased the rights to have a National Football League Stadium named after it in North Carolina. As an indication of the size of these companies, I would point out that even though almost 10% of the fund's assets was invested in Ericsson at the end of the period, the holding still was underweighted in relation to the market index.
"As demand for cellular communications grows throughout Europe, the Middle East and Asia, the growth projections of this industry have increased almost continually. We have seen a series of constant upward earnings forecast revisions for both Ericsson and Nokia during the past year."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden
FUND NUMBER: 342
TRADING SYMBOL: FNORX
START DATE: November 1, 1995
SIZE: as of October 31, 1997, more than
$73 million
MANAGER: Colin Stone, since inception; manager, Fidelity Europe Open Fund, since June 1996;
Fidelity New Europe Fund, from October 1994 to May 1997; Fidelity Select Energy Service
Portfolio, 1989; Fidelity International, Limited's
Fidelity Nordic Fund, since 1990, Fidelity Iberia
Fund, 1993-1996; Fidelity European Small
Cap Fund, since 1996; analyst covering oil, oil service, leisure and engineering industries and German market, 1987-1993; joined
Fidelity in 1987
(checkmark)
NORDIC
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 6.5%
ROW: 1, COL: 1, VALUE: 11.7
ROW: 1, COL: 2, VALUE: 24.2
ROW: 1, COL: 3, VALUE: 1.1
ROW: 1, COL: 4, VALUE: 4.5
ROW: 1, COL: 5, VALUE: 52.0
ROW: 1, COL: 6, VALUE: 6.5
DENMARK 11.7%
SWEDEN 53.0%
FINLAND 24.2%
NETHERLANDS 0.1%
NORWAY 4.5%
AS OF APRIL 30, 1997
UNITED STATES 6.3%
DENMARK 10.9%
ROW: 1, COL: 1, VALUE: 6.3
ROW: 1, COL: 2, VALUE: 55.1
ROW: 1, COL: 3, VALUE: 5.7
ROW: 1, COL: 4, VALUE: 22.0
ROW: 1, COL: 5, VALUE: 10.9
FINLAND 22.0%
NORWAY 5.7%
SWEDEN 55.1%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   94.5          94.8

SHORT-TERM INVESTMENTS   5.5           5.2

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      IN THESE STOCKS
                                                      6 MONTHS AGO

ERICSSON (L.M.) TELEPHONE CO. CLASS B   9.3           9.5
(SWEDEN, COMMUNICATIONS EQUIPMENT)

NOKIA CORP. AB, SERIES A                8.1           6.5
(FINLAND, COMMUNICATIONS EQUIPMENT)

ASTRA AB CLASS A FREE SHARES            6.9           8.9
(SWEDEN, DRUGS & PHARMACEUTICALS)

ABB AB, SERIES A                        3.2           5.0
(SWEDEN, HOLDING COMPANIES)

VOLVO AB CLASS B                        3.1           4.5
(SWEDEN, AUTOS, TIRES & ACCESSORIES)

SWEDBANK CLASS A                        2.7           1.6
(SWEDEN, BANKS)

DEN DANSKE BANK GROUP AS                2.7           3.6
(DENMARK, BANKS)

SVENSKA HANDELSBANKEN                   2.5           3.9
(SWEDEN, BANKS)

UPM-KYMMENE CORP.                       2.5           3.0
(FINLAND, PAPER & FOREST PRODUCTS)

SKANDIA FOERSAEKRINGS AB                2.0           2.0
(SWEDEN, INSURANCE)

TOP TEN MARKET SECTORS
                             % OF FUND'S   % OF FUND'S
                             INVESTMENTS   INVESTMENTS
                                           IN THESE
                                           MARKET SECTORS
                                           6 MONTHS AGO

TECHNOLOGY                   23.4          23.1

FINANCE                      17.6          19.2

HEALTH                       10.8          12.0

BASIC INDUSTRIES             10.0          7.2

DURABLES                     7.5           7.3

MEDIA & LEISURE              5.4           3.5

CONSTRUCTION & REAL ESTATE   5.3           5.5

HOLDING COMPANIES            4.3           5.3

NONDURABLES                  2.8           4.6

RETAIL & WHOLESALE           2.8           0.0

NORDIC
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.5%
 SHARES VALUE (NOTE 1)
DENMARK - 11.7%
Broendby IF Class B (a)  4,050 $ 271,460
Den Danske Bank Group AS  17,429  1,964,728
Incentive AS  9,878  507,104
NKT Holding AS  8,200  690,776
Novo-Nordisk AS Class B  6,400  692,208
Radiometer AS Class B  9,000  383,883
Sophus Berendsen AS, Series B  4,590  692,223
Sondagsavisen AS (Reg.)  17,400  821,692
Scanbox Danmark AS Class B (a)  8,300  309,772
Spar Nord Holding  12,500  751,200
Syd-Sonderjylland Holding  17,400  901,211
Unidanmark AS Class A  4,467  301,452
William Demant Holding  8,250  384,569
  8,672,278
FINLAND - 24.2%
Asko Class A  28,800  544,970
Cultor OY, Series 1  13,542  692,919
Enso OY Class R  72,100  682,159
Fiskars OY, Series A  2,800  302,761
Hartwall OY AB Class A  10,013  821,689
Huhtamaki Ord.   6,119  251,660
Martela OY Class A  16,500  366,383
Merita Ltd. Class A  136,100  664,864
Metsa-Serla Ltd. Class B  82,400  731,879
Nokia Corp. AB, Series A  68,990  6,021,139
Okobank Class A  27,700  451,950
Outokumpu OY Class A  23,400  350,164
Pohjola Class B  25,051  967,407
Rauma OY  35,197  662,620
Raisio Group PLC  3,050  323,904
Spontel OY Class A  30,000  185,364
Talentum OY Class B  38,000  418,227
TT Teito OY  9,249  1,035,624
UPM-Kymmene Corp.   80,600  1,813,072
Yit-Yhtymae OY  45,300  577,293
  17,866,048
NETHERLANDS - 0.1%
Scala Business Solutions NV (a)  9,000  69,730
NORWAY - 4.5%
A-Pressen AS, Series A  11,500  268,730
Ekornes AS (Reg.)  56,200  512,496
NCL Holdings AS (a)  262,900  1,003,921
Saga Petroleum AS Class B  3,180  56,185
Schibsted AS, Series B  33,000  615,970
SE (System Etikettering) AS (a)  4,069  58,558
Sparebanken Norway primary
 shares certificates  8,117  280,467
Sparebanken Midt-Norge  5,600  182,725
Steen & Stroem ASA (a)  21,235  378,213
  3,357,265
SWEDEN - 53.0%
ABB AB, Series A  200,300  2,331,393
Allgon AB Class B Free shares  41,700  665,647
Astra AB Class A Free shares  315,933  5,085,187
Assi Doman AB Free shares  23,200  648,088
Biacore International AB
 sponsored ADR (a)  25,600  278,400
Biora AB sponsored ADR  41,000  804,625
Dahl International AB  24,100  442,408
Electrolux AB  12,980  1,070,515

 SHARES VALUE (NOTE 1)
Ericsson (L.M.) Telephone Co. Class B  156,386 $ 6,864,966
Europolitan Holdings AB (a)  23,600  841,344
Fastighets AB Tornet  41,500  541,004
Graenges AB (Reg.) (a)  43,300  705,587
Hemkopskedjan AB, Series B (a)  63,800  657,732
Hennes & Mauritz AB Class B   34,700  1,414,772
Incentive AB Class B  12,500  1,097,439
IBS (International Business Systems) AB
 Class B Free shares (a)  33,700  446,046
Kalmar Industries AB  29,500  514,067
Kalmar Industries AB redeemble
 rights 12/31/97 (a)  31,400  27,568
Mo Och Domsjoe AB Class B  19,900  537,373
Munters AB (a)  20,300  205,228
Munters AB (a)(c)  9,500  96,043
NCC AB Class B Free shares  41,200  468,587
NK Cityfastigheter AB (a)(c)  13,000  96,841
Nobel Biocare AB  32,700  421,935
Nordbanken AB  40,100  1,253,542
Skandia Foersaekrings AB  32,100  1,494,513
Scandic Hotels AB (a)  21,000  474,892
Swedbank Class A  87,000  1,967,409
Spectra Physics AB Series A  35,200  950,529
SSAB Swedish Steel Class A  53,500  907,383
Stora Kopparbergs Bergslags AB
 Class A Free shares  72,850  1,002,990
Svedala Industri Free shares  32,740  640,210
Svenska Handelsbanken  58,500  1,844,297
TV 4 AB Class A  5,725  92,148
Volvo AB Class B  87,378  2,278,163
  39,168,871
UNITED STATES OF AMERICA - 1.0%
Autoliv, Inc. (Swedish
 depository receipts) (a)  18,700  747,502
Pharmacia & Upjohn, Inc.   846  26,861
  774,363
TOTAL COMMON STOCKS
 (Cost $61,863,857)   69,908,555
CASH EQUIVALENTS - 5.5%
Taxable Central Cash Fund (b)
 (Cost $4,058,240)  4,058,240  4,058,240
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $65,922,097)  $ 73,966,795
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $192,884 or 0.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $76,872,571 and $47,178,139, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $25,958 for the period.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries    10.0%
Cash Equivalents   5.5
Construction & Real Estate    5.3
Durables    7.5
Energy    0.1
Finance    17.6
Health    10.8
Holding Companies   4.3
Industrial Machinery & Equipment   2.5
Media & Leisure   5.4
Nondurables   2.8
Retail & Wholesale   2.8
Services    0.9
Technology    23.4
Utilities   1.1
    100.0%
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $65,933,481. Net unrealized appreciation aggregated $8,033,314, of which $10,302,410 related to appreciated investment securities and $2,269,096 related to depreciated investment securities.
The fund hereby designates approximately $1,983,000 as a capital gain dividend for the purpose of the dividend paid deduction.
NORDIC
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                 $
73,966,795
(COST $65,922,097) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD                                                                                     290,855


RECEIVABLE FOR FUND SHARES SOLD                                                                                     161,311


DIVIDENDS RECEIVABLE                                                                                                3,428


INTEREST RECEIVABLE                                                                                                 10,302


REDEMPTION FEES RECEIVABLE                                                                                          4


 TOTAL ASSETS
74,432,695

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 779,625


PAYABLE FOR FUND SHARES REDEEMED                                                                        252,119


ACCRUED MANAGEMENT FEE                                                                                  49,022


OTHER PAYABLES AND                                                                                      74,189

ACCRUED EXPENSES


 TOTAL LIABILITIES
1,154,955

NET ASSETS                                                                                                         $
73,277,740

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                    $
57,887,055

UNDISTRIBUTED NET INVESTMENT INCOME                                                                                 436,258


ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
6,909,609

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
8,044,818
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 4,596,252                                                                                          $
73,277,740
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($73,277,740 (DIVIDED BY) 4,596,252 SHARES)                          $15.94


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $15.94)                                                              $16.43



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                               $ 1,463,636
DIVIDENDS

INTEREST                                                                         170,924

                                                                                 1,634,560

LESS FOREIGN TAXES WITHHELD                                                      (203,518)

 TOTAL INCOME                                                                    1,431,042

EXPENSES

MANAGEMENT FEE                                                     $ 510,905

TRANSFER AGENT FEES                                                 216,031

ACCOUNTING FEES AND EXPENSES                                        60,492

NON-INTERESTED TRUSTEES' COMPENSATION                               283

CUSTODIAN FEES AND EXPENSES                                         94,715

REGISTRATION FEES                                                   41,213

AUDIT                                                               34,357

LEGAL                                                               329

REPORTS TO SHAREHOLDERS                                             12,358

MISCELLANEOUS                                                       465

 TOTAL EXPENSES BEFORE REDUCTIONS                                   971,148

 EXPENSE REDUCTIONS                                                 (458)        970,690

NET INVESTMENT INCOME                                                            460,352

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              6,932,562

 FOREIGN CURRENCY TRANSACTIONS                                      (10,373)     6,922,189

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              5,718,004

 ASSETS AND LIABILITIES IN                                          124          5,718,128
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  12,640,317

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 13,100,669

OTHER INFORMATION                                                               $ 348,689
 SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                             $ 458
  CUSTODIAN CREDITS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    NOVEMBER 1, 1995
                                    OCTOBER 31,   (COMMENCEMENT
                                    1997          OF OPERATIONS TO
                                                  OCTOBER 31,
                                                  1996




OPERATIONS                                                                                   $ 460,352       $ 145,269
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                     6,922,189       294,221

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                         5,718,128       2,326,690

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             13,100,669      2,766,180

DISTRIBUTIONS TO SHAREHOLDERS                                                                 (148,633)       -
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                       (297,267)       -

 TOTAL DISTRIBUTIONS                                                                          (445,900)       -

SHARE TRANSACTIONS                                                                            91,413,026      32,616,632
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                               444,929         -

 COST OF SHARES REDEEMED                                                                     (62,246,049)    (4,541,434)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                      29,611,906      28,075,198

REDEMPTION FEES                                                                               140,469         29,218

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     42,407,144      30,870,596

NET ASSETS

 BEGINNING OF PERIOD                                                                          30,870,596      -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $436,258 AND $143,841,
RESPECTIVELY)                                                                                $ 73,277,740    $ 30,870,596

OTHER INFORMATION
SHARES

 SOLD                                                                                        6,327,627       2,814,140

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                     33,555          -

 REDEEMED                                                                                    (4,182,354)     (396,716)

 NET INCREASE (DECREASE)                                                                     2,178,828       2,417,424



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED    NOVEMBER 1, 1995
                          OCTOBER 31,   (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        OCTOBER 31,

SELECTED PER-SHARE DATA   1997          1996




NET ASSET VALUE, BEGINNING OF PERIOD                             $ 12.77    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME C                                         .10        .17 D

 NET REALIZED AND UNREALIZED GAIN (LOSS)                         3.19       2.57

 TOTAL FROM INVESTMENT OPERATIONS                                3.29       2.74



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                       (.05)      -

 FROM NET REALIZED GAIN                                          (.10)      -

 TOTAL DISTRIBUTIONS                                             (.15)      -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                         .03        .03

NET ASSET VALUE, END OF PERIOD                                   $ 15.94    $ 12.77

TOTAL RETURN A, B                                                 26.24%     27.70%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                          $ 73,278   $ 30,871

RATIO OF EXPENSES TO AVERAGE NET ASSETS                           1.42%      2.00% E

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS             .67%       1.52%

PORTFOLIO TURNOVER RATE                                           74%        35%

AVERAGE COMMISSION RATE F                                        $ .0485    $ .0523

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN. B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. D INVESTMENT INCOME PER
SHARE REFLECTS SPECIALS DIVIDENDS WHICH AMOUNTED TO $.16 PER SHARE.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. F A FUND IS REQUIRED
TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER.


PACIFIC BASIN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                        PAST 1    PAST 5   PAST 10
OCTOBER 31, 1997                     YEAR      YEARS    YEARS

PACIFIC BASIN                        -7.97%    31.03%   35.92%

PACIFIC BASIN                        -10.73%   27.10%   31.85%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL               -19.63%   19.60%   3.34%
 INTERNATIONAL PACIFIC INDEX

PACIFIC REGION FUNDS AVERAGE         -18.52%   29.45%   84.05%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Pacific Index - a market capitalization weighted index of over 400 stocks traded in six Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 41 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1    PAST 5   PAST 10
OCTOBER 31, 1997               YEAR      YEARS    YEARS

PACIFIC BASIN                  -7.97%    5.55%    3.12%

PACIFIC BASIN                  -10.73%   4.91%    2.80%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL         -19.63%   3.64%    0.33%
 INTERNATIONAL PACIFIC INDEX

PACIFIC REGION FUNDS AVERAGE   -18.52%   5.18%    5.90%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971031 19971113 155735 S00000000000001
             Pacific Basin               MS Pacific Index (Net)
             00302                       MS003
  1987/10/31       9700.00                    10000.00
  1987/11/30       9926.49                    10397.04
  1987/12/31      10670.08                    10556.78
  1988/01/31      10670.08                    11084.89
  1988/02/29      11112.04                    11862.48
  1988/03/31      11727.62                    12786.55
  1988/04/30      12161.68                    12948.26
  1988/05/31      11727.62                    12454.10
  1988/06/30      11056.79                    12030.80
  1988/07/31      10843.71                    12577.32
  1988/08/31      10804.24                    11646.33
  1988/09/30      10962.09                    12096.01
  1988/10/31      11041.01                    13090.25
  1988/11/30      11751.29                    14170.56
  1988/12/31      11784.59                    14250.88
  1989/01/31      12007.25                    14381.91
  1989/02/28      12269.66                    14565.69
  1989/03/31      11983.39                    14103.08
  1989/04/30      12293.51                    14111.41
  1989/05/31      11816.40                    13322.92
  1989/06/30      11267.73                    12728.93
  1989/07/31      12611.58                    14380.87
  1989/08/31      11935.68                    13491.15
  1989/09/30      12921.70                    14315.70
  1989/10/31      12547.97                    13932.55
  1989/11/30      12953.51                    14595.83
  1989/12/31      13132.98                    14611.69
  1990/01/31      12686.11                    13784.96
  1990/02/28      11891.68                    12447.14
  1990/03/31      11155.17                    10205.66
  1990/04/30      11031.04                    10274.34
  1990/05/31      12098.56                    11701.52
  1990/06/30      12280.62                    11230.08
  1990/07/31      12694.39                    11144.81
  1990/08/31      11006.22                    10081.66
  1990/09/30       9210.47                     8501.05
  1990/10/31      10666.93                    10337.62
  1990/11/30       9690.44                     9191.26
  1990/12/31       9559.06                     9582.51
  1991/01/31       9743.53                     9881.16
  1991/02/28      10623.97                    11099.28
  1991/03/31      10489.81                    10494.66
  1991/04/30      10942.61                    10764.36
  1991/05/31      10867.14                    10722.69
  1991/06/30      10682.67                    10021.99
  1991/07/31      10816.83                    10360.00
  1991/08/31      10087.32                     9834.47
  1991/09/30      10716.21                    10608.10
  1991/10/31      11026.46                    11059.54
  1991/11/30      10506.58                    10348.03
  1991/12/31      10758.13                    10665.59
  1992/01/31      10481.42                    10252.34
  1992/02/29      10380.80                     9534.28
  1992/03/31       9726.76                     8627.54
  1992/04/30       9626.14                     8232.05
  1992/05/31      10397.57                     8874.10
  1992/06/30      10179.56                     8176.28
  1992/07/31       9726.76                     8062.62
  1992/08/31      10011.86                     9167.16
  1992/09/30       9944.78                     8957.11
  1992/10/31      10062.17                     8640.86
  1992/11/30      10020.24                     8803.82
  1992/12/31       9938.56                     8703.05
  1993/01/31      10040.15                     8686.85
  1993/02/28      10624.27                     9108.02
  1993/03/31      11343.84                    10208.31
  1993/04/30      12495.16                    11834.71
  1993/05/31      13104.68                    12179.01
  1993/06/30      12427.43                    11979.34
  1993/07/31      13087.75                    12687.58
  1993/08/31      13688.80                    13062.85
  1993/09/30      13722.66                    12574.29
  1993/10/31      14797.79                    12853.45
  1993/11/30      14069.75                    11039.92
  1993/12/31      16290.16                    11809.51
  1994/01/31      16732.07                    13176.52
  1994/02/28      16896.71                    13516.21
  1994/03/31      15631.62                    12770.10
  1994/04/30      16064.87                    13322.28
  1994/05/31      16541.45                    13639.21
  1994/06/30      16472.13                    14085.38
  1994/07/31      16437.47                    13783.18
  1994/08/31      17217.31                    14022.73
  1994/09/30      16992.02                    13671.75
  1994/10/31      17295.30                    14017.57
  1994/11/30      15874.24                    13235.36
  1994/12/31      15831.90                    13324.41
  1995/01/31      14365.08                    12482.94
  1995/02/28      14130.39                    12173.78
  1995/03/31      14580.21                    13108.42
  1995/04/30      14746.45                    13665.94
  1995/05/31      14658.44                    13119.32
  1995/06/30      14521.54                    12563.33
  1995/07/31      15470.08                    13469.13
  1995/08/31      15303.84                    12961.77
  1995/09/30      15127.82                    13081.84
  1995/10/31      14550.87                    12445.73
  1995/11/30      14423.75                    13057.66
  1995/12/31      14863.80                    13694.98
  1996/01/31      15088.71                    13718.21
  1996/02/29      14766.01                    13563.41
  1996/03/31      15157.16                    13979.40
  1996/04/30      15959.02                    14691.25
  1996/05/31      15509.20                    14053.73
  1996/06/30      15714.55                    14056.64
  1996/07/31      14912.69                    13410.73
  1996/08/31      14619.33                    13057.67
  1996/09/30      15049.59                    13483.81
  1996/10/31      14325.96                    12857.89
  1996/11/30      14873.58                    13207.01
  1996/12/31      14452.93                    12520.55
  1997/01/31      13558.22                    11467.57
  1997/02/28      13843.35                    11707.24
  1997/03/31      13469.74                    11278.76
  1997/04/30      13902.34                    11514.14
  1997/05/31      15327.97                    12641.49
  1997/06/30      16045.70                    13425.26
  1997/07/31      16458.64                    13105.21
  1997/08/31      14462.76                    11806.22
  1997/09/30      14816.71                    11761.71
  1997/10/31      13184.61                    10334.43
IMATRL PRASUN   SHR__CHT 19971031 19971113 155739 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1987, and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $13,185 - a 31.85% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,334 - a 3.34% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
PACIFIC BASIN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Shigeki Makino, Portfolio Manager of Fidelity Pacific Basin Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. For the 12 months that ended October 31, 1997, the fund was down 7.97%. By way of comparison, the Morgan Stanley Capital International Pacific Index was down 19.63% and the Lipper Pacific region funds average was down 18.52%.
Q. WHY WAS THE FUND ABLE TO OUTPERFORM THE INDEX OVER THE PERIOD?
A. In large part, it was due to careful selection of Japanese stocks, which constituted approximately 70% of the fund's portfolio. I tried to concentrate on stocks that have higher returns on capital and higher profit margins, are globally competitive, and have reasonable valuations compared to alternatives in the region. Some examples are Honda, Toyota, Sony and Canon. The fund also had a heavier weighting in Australian stocks than the index did. The same was true of the fund's position in Hong Kong equities until mid-September or so. All of these factors helped the fund relative to the index.
Q. DID THE FUND OUTPERFORM THE LIPPER AVERAGE FOR THE SAME REASONS?
A. Actually, the story was a little different there. The funds that make up the average invested a substantially lower percentage of their assets in Japan than I did, and that was a drag on their performance.
Q. AT THE SAME TIME, THE FUND'S RETURN WAS NEGATIVE. IS THAT BECAUSE OF THE RECENT TURMOIL IN THE PACIFIC BASIN?
A. There's no question that the fund's performance was affected by those events. The October crisis in Hong Kong was the most recent manifestation of a series of events that began in July, when the monetary authorities in Thailand allowed the value of the currency to fluctuate freely on world markets instead of maintaining a fixed exchange rate with the U.S. dollar. The fund did not have any investments in Thailand at the time, but the resulting loss of confidence in Asian currencies was felt immediately throughout the region, and is still being felt there.
Q. WHAT HAPPENED IN MID-SEPTEMBER THAT CAUSED YOU TO LIGHTEN UP ON HONG KONG STOCKS?
A. I noticed several things. First of all, the Hong Kong current account - a measure of its balance of trade with the rest of the world
- began running a deficit, indicating that Hong Kong goods and services were less competitive. Second, the Hong Kong money supply figures turned negative, which meant that there was less liquidity in the economy. There also was increasing speculation in Chinese stocks, which I took as a possible sign of a market top. At that point, I began to reduce the fund's exposure to Hong Kong. As a defensive maneuver, I increased the fund's cash holdings. Within Hong Kong, I also tried to shift assets away from the property and conglomerate areas and into companies that had some kind of global competitive edge and some pricing power even in an environment where prices were falling.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. Orix Corp., which provides leasing and rental services for small and mid-sized companies worldwide, performed extremely well. The company and its stock benefited from a combination of factors. The ongoing deregulation of the Japanese financial industry allowed Orix to finance its leasing activities at lower rates by issuing medium-term bonds and commercial paper instead of borrowing from banks. In addition, Japanese interest rates fell, further cutting the company's borrowing costs.
Q. ARE THERE ANY OTHER STOCKS YOU'D LIKE TO MENTION THAT HELPED THE FUND'S PERFORMANCE?
A. I'll mention two others. Takeda Chemical is the premier pharmaceutical company in Japan. Its research and development activities have resulted in a strong pipeline of products for the next three or four years. The state of the firm's current business is also very good due to recent reductions in labor and other costs. This aggressive cost-cutting program has enabled the company to increase sales without increasing operating costs. The other stock I'll mention is Toyota. The company has been extremely aggressive in cutting costs, to the tune of $1 billion per year, and is about to enter a good new product cycle. Furthermore, since a big percentage of the company's revenues come from exporting, a weaker yen relative to the dollar has been good for business. In that kind of environment, even if sales remain static in U.S. dollar terms, yen-denominated sales increase.
Q. WHAT STOCKS WERE DISAPPOINTMENTS?
A. The Japanese banking sector as a whole did poorly. To begin with, these stocks were selling at high valuations, and there was an implicit guarantee that banks and finance companies would not fail. That illusion was destroyed by several noteworthy bankruptcies that scared many investors away from even the sound companies. Second, the "convoy system," by which sound Japanese companies bail out their troubled brethren, began to break down. In addition, banks had substantial assets invested in the equity markets, which went down during the period. The general credit problems in Asia also made people less willing to invest in financial services companies. Some examples of stocks that pulled down the fund's performance were Sakura Bank, Fuji Bank, Mitsui Trust & Banking Co. and Bank of Tokyo-Mitsubishi.
Q. WHAT'S YOUR OUTLOOK, SHIGEKI?
A. The outlook for the region is problematic right now. Because of the way the fund is structured, it's helpful to break the analysis into two parts: Japan, and the rest of the Pacific Basin. Japan is making the transition to a deregulated economy. In the long term, this is a very positive development that will help separate the good companies from the bad. In the short term, the country must cope with sluggish economic growth, a weak yen and competition for sales from other Pacific Basin countries with weak currencies. As pointed out previously, Japanese companies that are active exporters derive some benefit from yen weakness. However, the valuations of these companies tend to be high because so many investors have flocked to them as a kind of safe haven. It is questionable how much upside potential is left in many of them. Elsewhere in the Pacific Basin, Australia still shows promise. The country is undergoing an economic recovery, valuations are reasonable and the companies generally are well run. However, it's difficult to find opportunity elsewhere. The Hong Kong situation is very precarious, with continuing pressure on the Hong Kong dollar's fixed exchange rate with the U.S. dollar. Basically, it's a no-win situation: They can let the currency trade freely on world markets, which will devalue Hong Kong dollar-denominated investments, or attempt to maintain a fixed exchange rate. That will be extremely costly and, I suspect, ultimately impractical, as Thailand discovered. Currently, the upward spike in interest rates is choking off the Hong Kong economy, which is so sensitive to interest rates because of its concentration of financial services and property companies. Malaysia and Singapore, like many other countries in the area, are afflicted with weak currencies and offer limited investment opportunities right now. It will take a while for these things to sort themselves out.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SHIGEKI MAKINO ON THE RECENT VOLATILITY IN THE PACIFIC
BASIN:
"A `domino effect' was set in motion back in July when the value of the Thai baht was allowed to fluctuate freely on world markets. The Thai government had spent a huge percentage of the country's gross domestic product to maintain a fixed exchange rate between the baht and the U.S. dollar, but ultimately it became too expensive to continue propping up the baht. Before that, people felt they weren't taking much of a currency risk with Asian investments. That perception changed dramatically when the baht was cut loose.
"A rapid succession of events followed. The baht depreciated dramatically against the U.S. dollar and most other currencies. Investors outside of Thailand who had money invested there immediately experienced huge drops in equity because their investments were worth much less in their native currencies. "Within weeks, the Philippine peso was also allowed to trade freely or `float.' The peso, the Indonesian rupiah, and the Malaysian ringgit, which was already floating, all came under increasing pressure and depreciated by large amounts. To make things worse, those countries are net importers, so they were hurt more by currency depreciation than a net exporter country like Japan. Imports become more expensive when a country's currency depreciates relative to that of a trading partner.
"All of this began to bring pressure on the Hong Kong dollar in September and especially October. Increasing skepticism about the Hong Kong dollar-U.S. dollar exchange rate began to drive up Hong Kong interest rates, as investors demanded higher returns to compensate for the perceived greater risk of investing in Hong Kong dollar-denominated investments. Rapidly rising rates destabilized an already delicate Hong
Kong economy and caused a rapid slide in share prices.
"We have probably not seen the end of the problems in the Pacific Basin. As I mentioned earlier, Hong Kong is fighting the same battle Thailand fought - to maintain a fixed exchange rate with the U.S. dollar. It's very difficult for two countries to maintain fixed exchange rates indefinitely when they have substantially differing rates of monetary growth and price inflation, as is the case with Hong Kong and the United States. There is constant downward pressure on the value of the currency of a country with higher money supply growth and inflation rates - in this case, Hong Kong.
To relieve the pressure, Hong Kong must buy its currency from other countries on world markets, which can be very expensive over the long term.
"There are still worthwhile investment opportunities in the Pacific Basin - certainly in Australia and to some degree elsewhere in the region - but selectivity is the watchword for now."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers
FUND NUMBER: 302
TRADING SYMBOL: FPBFX
START DATE: October 1, 1986
SIZE: as of October 31, 1997, more than
$239 million
MANAGER: Shigeki Makino, since 1996; manager,
Fidelity Japan Fund, since 1994; analyst, Fidelity
Japan Fund, 1993-1994; joined Fidelity in 1990
(checkmark)
PACIFIC BASIN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED STATES 6.6%
SINGAPORE 1.9%
AUSTRALIA 9.9%
ROW: 1, COL: 1, VALUE: 6.6
ROW: 1, COL: 2, VALUE: 1.9
ROW: 1, COL: 3, VALUE: 2.2
ROW: 1, COL: 4, VALUE: 2.2
ROW: 1, COL: 5, VALUE: 71.40000000000001
ROW: 1, COL: 6, VALUE: 5.8
ROW: 1, COL: 7, VALUE: 9.9
OTHER 2.2%
HONG KONG 5.8%
MALAYSIA 2.2%
JAPAN 71.4%
AS OF APRIL 30, 1997
UNITED STATES 4.1%
SINGAPORE 3.6%
AUSTRALIA 10.4%
OTHER 1.1%
ROW: 1, COL: 1, VALUE: 4.1
ROW: 1, COL: 2, VALUE: 3.6
ROW: 1, COL: 3, VALUE: 1.1
ROW: 1, COL: 4, VALUE: 5.5
ROW: 1, COL: 5, VALUE: 64.2
ROW: 1, COL: 6, VALUE: 11.1
ROW: 1, COL: 7, VALUE: 10.4
MALAYSIA 5.5%
HONG KONG 11.1%
JAPAN 64.2%
ASSET ALLOCATION
                            % OF FUND'S   % OF FUND'S
                            INVESTMENTS   INVESTMENTS
                                          6 MONTHS AGO

STOCKS AND EQUITY FUTURES   92.9          94.9

BONDS                       0.5           1.0

SHORT-TERM INVESTMENTS      6.6           4.1

TOP TEN STOCKS
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        IN THESE STOCKS
                                                        6 MONTHS AGO

TOYOTA MOTOR CORP.                        2.7           5.6
(JAPAN, AUTOS, TIRES, & ACCESSORIES)

MATSUSHITA ELECTRIC INDUSTRIAL CO. LTD.   2.4           2.4
(JAPAN, CONSUMER ELECTRONICS)

NATIONAL AUSTRALIA BANK LTD.              2.0           1.6
(AUSTRALIA, BANKS)

HONDA MOTOR CO. LTD.                      1.9           1.7
(JAPAN, AUTOS, TIRES, & ACCESSORIES)

ACOM CO. LTD.                             1.8           1.1
(JAPAN, CREDIT & OTHER FINANCE)

CANON, INC.                               1.8           2.7
(JAPAN, COMPUTERS & OFFICE EQUIPMENT)

ROHM CO. LTD.                             1.8           1.1
(JAPAN, ELECTRONICS)

ORIX CORP.                                1.7           1.3
(JAPAN, LEASING & RENTAL)

TAKEDA CHEMICAL INDUSTRIES LTD.           1.7           1.9
(JAPAN, DRUGS & PHARMACEUTICALS)

OMRON CORP.                               1.7           1.6
(JAPAN, ELECTRICAL EQUIPMENT)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

TECHNOLOGY                         19.8          13.6

FINANCE                            17.1          19.7

DURABLES                           12.3          13.8

INDUSTRIAL MACHINERY & EQUIPMENT   8.8           8.0

HEALTH                             6.9           5.5

MEDIA & LEISURE                    6.6           6.8

NONDURABLES                        3.7           2.6

CONSTRUCTION & REAL ESTATE         3.7           8.2

SERVICES                           3.6           2.9

UTILITIES                          2.7           4.7

PACIFIC BASIN
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 91.5%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 9.4%
Australia & New Zealand Banking
 Group Ltd.   287,327 $ 1,998,191
Brambles Industries Ltd.   79,647  1,526,571
Broken Hill Proprietary Co. Ltd. (The)  160,600  1,587,500
CSR Ltd.   408,000  1,413,266
Goodman Fielder Ltd. Ord.   680,728  1,040,349
Harvey Norman Holdings Ltd.   153,197  971,959
Harvey Norman Holdings Ltd.
 rights 11/21/97 (a)  6,127  5,154
Leighton Holdings Ltd.   283,000  1,041,585
Macquarie Bank Ltd.   118,300  912,276
Mirvac Ltd.   30,065  48,899
Mirvac Ltd. rights 10/20/97 (a)  11,353  2,706
National Australia Bank Ltd.   344,873  4,702,489
National Mutual Holdings Ltd.   665,236  1,142,591
Normandy Mining Ltd.   730,000  793,238
North Ltd.   209,600  547,793
Tabcorp Holdings Ltd.   416,000  1,901,472
Woodside Petroleum Ltd.   280,161  2,358,846
Woolworths Ltd.   183,000  588,861
  22,583,746
HONG KONG - 5.8%
Asia Satellite Telecommunications
 Holdings Ltd.   150,000  360,931
ASM Pacific Technology Ltd.   902,000  676,792
Cheung Kong Holdings Ltd.   218,000  1,515,847
Four Seas Mercantile Holdings Ltd.   1,702,000  902,743
Hong Kong & China Gas Co. Ltd.   1,351,360  2,552,375
Hutchison Whampoa Ltd. Ord.   272,000  1,882,536
JCG Holdings Ltd.   912,000  404,088
Johnson Electric Holdings Ltd.   480,000  1,310,220
South China Morning Post Holdings  1,072,000  929,159
Sun Hung Kai Properties Ltd.   205,000  1,511,643
Television Broadcast Ltd. Ord.   407,000  1,132,018
Yue Yuen Industrial Holdings Ltd.   372,000  813,299
  13,991,651
INDONESIA - 0.3%
PT Tambank Timah (For. Reg.)  500,000  597,223
PT Putra Surya Multidana (For. Reg.) (a)  143,500  49,826
  647,049
JAPAN - 70.0%
Acom Co. Ltd.   80,400  4,407,309
Aderans Co. Ltd.   50,000  1,345,515
Aiwa Co. Ltd.   30,000  670,266
Akita Bank Ltd.   216,000  1,210,963
Amway Japan Ltd.   55,000  1,443,522
Asahi Breweries Ltd.   140,000  2,069,767
Bank of Tokyo-Mitsubishi Ltd.   100,000  1,303,987
Banyu Pharmaceutical Co. Ltd.   100,000  1,453,488
Benesse Corp.   20,400  608,272
Canon, Inc.   180,000  4,365,449
Citizen Watch Co. Ltd. Ord.   130,000  829,236
Credit Saison Co. Ltd.   40,000  1,073,090
Daiichi Pharmaceutical Co. Ltd.   90,000  1,278,239
Daiwa House Industry Co. Ltd.   80,000  770,764
Daiwa Securities Co. Ltd.   230,000  1,390,698
Daitec Co. Ltd.   40,100  632,807
Denso Corp.   70,000  1,511,628
Fuji Bank Ltd.   230,000  1,986,711

 SHARES VALUE (NOTE 1)
Fuji Photo Film Co. Ltd.   90,000 $ 3,259,136
Fujitsu Ltd.   250,000  2,740,864
Fuji Machine Manufacturing Co.
 Ltd. Ord.   110,000  3,188,538
Fujitec Co. Ltd.  100,000  855,482
Heiwa Corp.   80,000  1,342,193
Hirose Electric Co. Ltd.   30,000  1,955,980
Hitachi Ltd.   385,000  2,957,849
Hitachi Maxell Ltd.   80,000  1,780,731
Honda Motor Co. Ltd.   135,000  4,541,113
Hoya Corp.   75,000  2,603,821
Ibiden Co. Ltd.   50,000  830,565
Ito-Yokado Co. Ltd.   40,000  1,986,711
Japan Aviation Electronics Industries  100,000  606,312
Komatsu Ltd. Ord.   600,000  3,204,319
Konami Industry Co. Ltd.   53,100  1,631,811
Long Term Credit Bank of Japan
 Ltd. (The)  900,000  3,042,359
Matsushita Electric Industrial Co. Ltd.   350,000  5,872,093
Matsushita Communication Industrial
 Co. Ltd.   80,000  2,823,920
Meitec Corp.   60,000  1,769,103
Minebea Co. Ltd.   347,000  3,458,472
Minolta Camera Co. Ltd.   300,000  1,557,309
Mirai Industry Co. Ltd.   63,000  868,605
Mitsubishi Estate Co. Ltd.   70,000  883,721
Mitsui Chemicals, Inc. (a)  202,200  671,761
Namco Ltd.   30,000  1,004,153
Nichiei Co. Ltd.   30,000  3,289,037
NGK Insulators Ltd.   330,000  2,850,498
Nintendo Co. Ltd. Ord.   40,000  3,455,150
Nippon Telegraph & Telephone
 Corp. Ord.   450  3,812,292
Nitto Denko Corp.   150,000  2,703,488
Nidec Corp.   30,000  1,171,096
Nomura Securities Co. Ltd.   245,000  2,848,837
Nichicon Corp.   70,000  866,279
Okumura Gumi (a)  120,000  568,106
Omron Corp.   240,000  4,066,445
Orix Corp.   60,200  4,110,000
Paris Miki, Inc.   7,400  129,070
Riso Kagaku Corp.   35,000  2,061,047
Rohm Co. Ltd.   43,000  4,250,000
Sakura Bank Ltd.   650,000  2,650,748
Sankyo Co. Ltd.   100,000  3,297,342
Sankyo Co. Ltd. (Gunma)  55,000  1,174,003
Shimano, Inc.   100,000  2,034,884
Shin-Etsu Chemical Co. Ltd.   80,000  1,953,488
Shinko Electric Industries Co. Ltd.   25,000  1,058,970
Sony Corp.   40,500  3,360,424
Shohkoh Fund & Co. Ltd.   6,000  1,744,186
Sony Music Entertainment Japan, Inc.   36,500  1,282,351
Sumitomo Electric Industries Ltd.   50,000  660,299
Sumitomo Realty & Development Co. Ltd.   37,000  270,125
Sumitomo Metal Industries Ltd.   700,000  1,401,163
TDK Corp.   31,000  2,569,601
Takeda Chemical Industries Ltd.   150,000  4,086,379
Takefuji Corp.   30,000  1,333,057
Terumo Corp.   240,000  3,946,844
THK Co. Ltd.   121,000  1,618,023
Toyota Motor Corp.   230,000  6,399,502
Tokyo Electron Ltd.   30,000  1,495,017
Tokyo Seimitsu Co. Ltd.   50,000  1,349,668
Uni Charm Corp. Ord.   75,000  2,522,841
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Wako Electric Co. Ltd.   60,000 $ 802,326
Yasuda Trust & Banking  300,000  799,834
  167,781,052
KOREA (SOUTH) - 0.6%
Lg Electronics, Inc.   113,900  1,534,404
Sam Yang Co. Ltd. warrants 3/6/98 (a)  300  -
  1,534,404
MALAYSIA - 2.2%
Amway Holding BHD  184,000  362,507
Berjaya Sports Toto BHD  495,000  1,344,627
Carlsberg Brewery BHD  120,000  429,851
Magnum Corp. BHD  354,500  276,193
Oriental Holdings BHD  114,200  231,809
Oriental Holdings BHD (New)  68,520  137,347
Petronas Dagangan BHD (a)  209,000  290,728
RJ Reynolds BHD  400,000  614,925
Resorts World BHD  200,000  355,224
Rothmans of Pall Mall Malaysia BHD  144,000  1,149,871
  5,193,082
NEW ZEALAND - 0.4%
Lion Nathan Ltd.   380,800  919,229
Lion Nathan Ltd. (Astl.)  9,500  22,977
  942,206
PAKISTAN - 0.0%
Bank of Punjab (a)  1,800  845
PHILIPPINES - 0.0%
Oriental Petroleum & Mineral Corp.
 Class B (a)  7,771,657  1,322
SINGAPORE - 1.9%
City Developments Ltd.   120,000  503,497
Clipsal Industries Ltd.   128,000  331,520
Datacraft Asia Ltd.   257,000  585,960
DBS Land Ltd.   189,000  322,009
Elec & Eltek International Co. Ltd.   67,000  482,400
GP Batteries International Ltd.   112,000  327,527
Parkway Holdings Ltd.   44,000  111,329
Singapore International Airlines Ltd.   84,000  630,134
Singapore Press Holdings Ltd. (For. Reg.)  35,000  482,835
United Overseas Bank Ltd. (For. Reg.)  121,000  669,231
Want Want Holdings Ltd. (a)  78,000  156,000
Want Want Holdings Ltd. (New) (a)  31,400  60,916
  4,663,358
TAIWAN - 0.1%
Taiwan Semiconductior Manufacturing
 Co. sponsored ADR  10,800  213,975
UNITED KINGDOM - 0.8%
HSBC Holdings PLC  82,626  1,935,845
TOTAL COMMON STOCKS
 (Cost $220,936,832)   219,488,535
NONCONVERTIBLE PREFERRED STOCKS - 0.5%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 0.5%
Sydney Harbour Casino Holdings Ltd. (a)
 (Cost $1,862,607)  1,219,400 $ 1,239,547
CONVERTIBLE BONDS - 0.5%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT
JAPAN - 0.5%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $1,126,575) Aa2 $ 1,080,000  1,104,300
GOVERNMENT OBLIGATIONS - 0.0%
UNITED STATES OF AMERICA - 0.0%
U.S. Treasury Bill, yield at date of
 purchase 5.30%, 1/8/98 (c)
 (Cost $123,759)   125,000  123,813
CASH EQUIVALENTS - 7.5%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $17,884,686)   17,884,686  17,884,686
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $241,934,459)  $ 239,840,881
FUTURES CONTRACTS
  EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
27 Nikkei 225 Stock
 Index Contracts   Dec. 97 $2,215,350  $ (296,343)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENTS IN SECURITIES - 0.9%
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $123,813.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $143,522,872 and $463,864,130 respectively. The market value of futures contracts opened and closed during the period amounted to $7,998,372 and $5,278,068, respectively.
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $10,161,000 and $3,611,521, respectively. The weighted average interest rate was 5.63% (see Note 6 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries   2.6%
Cash Equivalents   7.5
Construction & Real Estate   3.7
Durables    12.3
Energy    1.0
Finance   17.1
Health    6.9
Industrial Machinery & Equipment    8.8
Media & Leisure   6.6
Nondurables   3.7
Precious Metals   0.5
Retail & Wholesale   2.3
Services    3.6
Technology   19.8
Transportation   0.9
Utilities   2.7
     100.0%
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $242,411,596. Net unrealized depreciation aggregated $2,570,715, of which $33,087,155 related to appreciated investment securities and $35,657,870 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $62,709,000 of which $10,408,000, $17,259,000 and
$35,042,000 will expire on October 31, 2003, 2004 and 2005,
respectively.
PACIFIC BASIN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                   $
239,840,881
(COST $241,934,459) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
3,998,745

RECEIVABLE FOR FUND SHARES SOLD
510,507

DIVIDENDS RECEIVABLE
568,964

INTEREST RECEIVABLE                                                                                                   69,219


RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                                                   39,825


 TOTAL ASSETS
245,028,141

LIABILITIES


PAYABLE TO CUSTODIAN BANK                                                                              $ 1,079,999


PAYABLE FOR INVESTMENTS PURCHASED                                                                       3,059,408


PAYABLE FOR FUND SHARES REDEEMED                                                                        945,038


ACCRUED MANAGEMENT FEE                                                                                  192,365


OTHER PAYABLES AND                                                                                      233,905

ACCRUED EXPENSES


 TOTAL LIABILITIES
5,510,715

NET ASSETS                                                                                                           $
239,517,426

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                      $
304,983,637

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
(335,592)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
(62,737,016)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
(2,393,603)
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 17,867,249                                                                                           $
239,517,426
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($239,517,426 (DIVIDED BY) 17,867,249 SHARES)                          $13.41


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $13.41)                                                                $13.82



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                  $ 4,224,268
DIVIDENDS

INTEREST                                                                            566,154

                                                                                    4,790,422

LESS FOREIGN TAXES WITHHELD                                                         (371,478)

 TOTAL INCOME                                                                       4,418,944

EXPENSES

MANAGEMENT FEE                                                     $ 2,620,497
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             (195,610)

TRANSFER AGENT FEES                                                 1,440,032

ACCOUNTING FEES AND EXPENSES                                        261,996

NON-INTERESTED TRUSTEES' COMPENSATION                               2,164

CUSTODIAN FEES AND EXPENSES                                         231,035

REGISTRATION FEES                                                   85,402

AUDIT                                                               54,924

LEGAL                                                               5,216

INTEREST                                                            13,507

REPORTS TO SHAREHOLDERS                                             70,217

MISCELLANEOUS                                                       13,724

 TOTAL EXPENSES BEFORE REDUCTIONS                                   4,603,104

 EXPENSE REDUCTIONS                                                 (60,412)        4,542,692

NET INVESTMENT INCOME (LOSS)                                                        (123,748)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              (32,033,379)

 FOREIGN CURRENCY TRANSACTIONS                                      (77,696)

 FUTURES CONTRACTS                                                  (208,611)       (32,319,686)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              9,813,613

 ASSETS AND LIABILITIES IN                                          44,870
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                  (296,343)       9,562,140

NET GAIN (LOSS)                                                                     (22,757,546)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $ (22,881,294)

OTHER INFORMATION                                                                  $ 218,156
 SALES CHARGES PAID TO FDC

 DEFERRED SALES CHARGES WITHHELD                                                   $ 15,796
 BY FDC

 EXPENSE REDUCTIONS                                                                $ 55,671
 DIRECTED BROKERAGE ARRANGEMENTS

  TRANSFER AGENT CREDITS                                                            4,741

                                                                                   $ 60,412


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                         $ (123,748)      $ 1,804,391
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                           (32,319,686)     (16,260,540)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                 9,562,140        (1,144,219)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (22,881,294)     (15,600,368)

DISTRIBUTIONS TO SHAREHOLDERS                                                        (363,575)        -
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                 (2,160,117)      -

 TOTAL DISTRIBUTIONS                                                                   (2,523,692)      -

SHARE TRANSACTIONS                                                                     95,487,816       529,218,224
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                      2,485,317        -

 COST OF SHARES REDEEMED                                                        (405,452,612)    (259,448,198)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS          (307,479,479)    269,770,026

REDEMPTION FEES                                                                    252,002          345,316

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (332,632,463)    254,514,974

NET ASSETS

 BEGINNING OF PERIOD                                                                  572,149,889      317,634,915

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET INVESTMENT INCOME OF
$(335,592) AND $363,575, RESPECTIVELY)                                              $ 239,517,426    $ 572,149,889

OTHER INFORMATION
SHARES

 SOLD                                                                                  6,377,029        34,672,919

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                               168,725          -

 REDEEMED                                                                              (27,740,166)     (16,960,967)

 NET INCREASE (DECREASE)                                                                  (21,194,412)     17,711,952



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1997                    1996   1995   1994 D   1993




NET ASSET VALUE, BEGINNING OF PERIOD                      $ 14.65     $ 14.88     $ 19.96     $ 17.48     $ 12.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                             (.01) C     .05 C       .07 C       .10         .20

 NET REALIZED AND UNREALIZED GAIN (LOSS)                  (1.16)      (.29)       (3.12)      2.78        5.39

 TOTAL FROM INVESTMENT OPERATIONS                         (1.17)      (.24)       (3.05)      2.88        5.59



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                               (.01)       -           -           (.01)       (.11)

 IN EXCESS OF NET INVESTMENT INCOME                       (.07)       -           (.02)       (.11)       -

 FROM NET REALIZED GAIN                                   -           -           (2.02)      (.28)       -

 TOTAL DISTRIBUTIONS                                      (.08)       -           (2.04)      (.40)       (.11)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                  .01         .01         .01         -           -

NET ASSET VALUE, END OF PERIOD                            $ 13.41     $ 14.65     $ 14.88     $ 19.96     $ 17.48

TOTAL RETURN A, B                                         (7.97)%     (1.55)%     (15.87)%    16.88%      47.06%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                   $ 239,517   $ 572,150   $ 317,635   $ 553,532   $ 493,533

RATIO OF EXPENSES TO AVERAGE NET ASSETS                   1.32%       1.26%       1.32%       1.54%       1.59%
                                                                                  E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                                1.31%       1.24%       1.32%       1.54%       1.59%
                                                               F           F

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (.04)%      .30%        .44%        .04%        .15%

PORTFOLIO TURNOVER RATE                                     42%         85%         65%         88%         77%

AVERAGE COMMISSION RATE G                                   $ .0204     $ .0151

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE
TIME SALES CHARGE. C NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME (LOSS) PER SHARE MAY REFLECT
CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. E
FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. F FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER.


SOUTHEAST ASIA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1    LIFE OF
OCTOBER 31, 1997                       YEAR      FUND

SOUTHEAST ASIA                         -32.48%   1.30%

SOUTHEAST ASIA                         -34.51%   -1.74%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL                 -34.59%   8.81%
 INTERNATIONAL FAR EAST
 EX-JAPAN FREE INDEX

PACIFIC EX-JAPAN FUNDS AVERAGE         -25.68%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Far East ex-Japan Free Index - a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The index is weighted by each country's market capitalization (or the total value of its outstanding shares). To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 76 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1    LIFE OF
OCTOBER 31, 1997                 YEAR      FUND

SOUTHEAST ASIA                   -32.48%   0.29%

SOUTHEAST ASIA                   -34.51%   -0.39%
 (INCL. 3% SALES CHARGE)

MORGAN STANLEY CAPITAL           -34.59%   1.88%
 INTERNATIONAL FAR EAST
 EX-JAPAN FREE INDEX

PACIFIC EX-JAPAN FUNDS AVERAGE   -25.68%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971126 130211 S00000000000001
             Southeast Asia              MS FarEast x-JPN Fr Gross
             00351                       MS008
  1993/04/19       9700.00                    10000.00
  1993/04/30       9651.50                    10334.89
  1993/05/31      10078.30                    10929.98
  1993/06/30       9835.80                    10642.82
  1993/07/31       9826.10                    10715.96
  1993/08/31      10543.90                    11612.63
  1993/09/30      10873.70                    11974.11
  1993/10/31      12842.80                    14179.62
  1993/11/30      13240.50                    14084.20
  1993/12/31      15992.99                    17508.06
  1994/01/31      14696.78                    16312.13
  1994/02/28      14004.83                    15375.29
  1994/03/31      12221.33                    13702.83
  1994/04/30      12533.20                    14348.37
  1994/05/31      13069.22                    14960.14
  1994/06/30      12299.30                    14295.10
  1994/07/31      12952.27                    15093.47
  1994/08/31      14141.27                    16322.75
  1994/09/30      14131.52                    16059.95
  1994/10/31      14238.73                    16372.12
  1994/11/30      12845.07                    14812.82
  1994/12/31      12513.71                    14446.91
  1995/01/31      11198.01                    12897.43
  1995/02/28      12162.86                    14200.92
  1995/03/31      12318.79                    14269.05
  1995/04/30      12309.04                    14134.01
  1995/05/31      13712.45                    15856.11
  1995/06/30      13702.71                    15617.68
  1995/07/31      14053.56                    15864.27
  1995/08/31      13507.79                    15109.47
  1995/09/30      13683.21                    15371.66
  1995/10/31      13527.28                    15138.13
  1995/11/30      13293.38                    14979.13
  1995/12/31      14038.25                    15724.49
  1996/01/31      15771.98                    17165.65
  1996/02/29      15425.24                    17106.70
  1996/03/31      15296.45                    17244.40
  1996/04/30      15623.38                    17726.96
  1996/05/31      15682.82                    17554.45
  1996/06/30      15237.00                    17200.74
  1996/07/31      14038.25                    15961.51
  1996/08/31      14672.30                    16537.82
  1996/09/30      15147.84                    16955.48
  1996/10/31      14553.42                    16635.18
  1996/11/30      15603.56                    17587.62
  1996/12/31      15464.51                    17475.63
  1997/01/31      15454.22                    17729.59
  1997/02/28      15690.87                    17795.50
  1997/03/31      14620.81                    16822.86
  1997/04/30      14301.84                    16393.53
  1997/05/31      15124.97                    17225.98
  1997/06/30      15618.85                    17686.50
  1997/07/31      16123.01                    17772.64
  1997/08/31      14013.75                    14500.35
  1997/09/30      13231.78                    14391.39
  1997/10/31       9826.09                    10880.61
IMATRL PRASUN   SHR__CHT 19971031 19971126 130212 R00000000000058
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have been $9,826 - a 1.74% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International Far East ex-Japan Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,881 - a 8.81% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
SOUTHEAST ASIA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Allan Liu, Portfolio Manager of Fidelity Southeast
Asia Fund
Q. HOW DID THE FUND PERFORM, ALLAN?
A. For the 12 months that ended October 31, 1997, the fund had a total return of -32.48%. During the same period, the Pacific ex-Japan funds average tracked by Lipper Analytical Services returned -25.68%, and the Morgan Stanley Capital International Far East ex-Japan Free Index returned -34.59%.
Q. WHAT CAUSED THE STEEP DROP IN THE SOUTHEAST ASIAN MARKETS DURING THE PAST SIX MONTHS?
A. The problems in Thailand and the resulting devaluation of the Thai baht alerted foreign investors to the structural problems in many Southeast Asian countries. By structural problems, I mean over-investments in real estate, bank-financed share purchasing and an over-dependence on foreign capital. One of the biggest problems in countries such as Thailand and Malaysia was over-investment in properties. For instance, many office buildings were built recently, but the demand has not been high enough to occupy the new space. I think it may take the market a couple of years to digest this added capacity, so I consider these to be unproductive investments in the near term. Another problem that we saw in countries such as Thailand and Malaysia was large share margin financing positions, meaning that shares were pledged to financial institutions to secure loans for individuals. This type of financing becomes quite precarious during a market correction. Finally, many Southeast Asian countries became overly dependent on foreign capital, making these economies more vulnerable to downturns if foreign investors pulled out of the market.
Q. WHAT HAPPENED TO THE CURRENCIES?
A. In the past, most Asian currencies were closely linked with the U.S. dollar. On July 2, 1997, Thailand's central bank decided to float the baht - allowing it to fluctuate in a wider range - because the country could no longer afford to maintain the link between the currency and the U.S. dollar. As the baht moved lower, Thai companies began facing currency-rate-related losses, given their large foreign debt exposure. Several other Southeast Asian currencies were then under attack and investors began to lose confidence in the region's financial markets. Domestic interest rates were kept high in an attempt to maintain the strength of the currencies. But higher interest rates generally slow domestic economic growth as the cost of borrowing increases. Many investors pulled their money out of Southeast Asia during the period, dampening the performance of the region's stock markets.
Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE LIPPER AVERAGE DURING THE PERIOD?
A. The main problem the fund faced during the period was massive redemptions. The fund's size dropped by close to 50% over the past six months. Both redemptions and capital losses were responsible for the sharp decline in the fund's assets. As a result of redemptions, I had to sell stocks in falling markets.
Q. HOW DO YOU MANAGE THE FUND WHEN THERE HAVE BEEN SO MANY
REDEMPTIONS?
A. I pay more attention to the liquidity of the securities in the portfolio. Hong Kong and Taiwan are still by far the most liquid in the region. I also focused on companies with strong balance sheets and proven management records.
Q. SO, TAIWAN AND HONG KONG WERE THE MOST ATTRACTIVE PLACES TO INVEST DURING THE PERIOD?
A. At the end of April, about 6.9% of the fund was invested in Taiwan. I boosted that allocation to about 11.9% by the end of October. Specifically, I focused the fund's Taiwan investments on electronics companies that mainly export their products to the U.S. or Europe. As such, those companies should be less subject to the contagious effects of currency devaluations and economic difficulties in Southeast Asia. In fact, Taiwan was one of the better-performing countries in the region during the period. As far as Hong Kong, the companies there generally have very healthy balance sheets and the management quality is among the best in Southeast Asia.
Q. WHAT OTHER FACTORS HURT THE FUND'S PERFORMANCE?
A. The fund's overweighted position in Thailand early in the period, relative to the Morgan Stanley index, detracted from performance. Originally, the problems in Thailand looked as though they were cyclical in nature. Therefore, the fund maintained a relatively high investment there, anticipating a quick recovery. However, when I realized there were quite a few structural problems behind Thailand's economic downturn, I reduced the fund's position in that country. Also, by drawing an analogy between Thailand and its neighboring countries, I decided to quickly reduce the fund's exposure to Malaysia, the Philippines and Indonesia.
Q. DID THE FUND'S REDUCED EXPOSURE TO THESE MARKETS HELP PERFORMANCE?
A. Yes. The fund's aggressive stance of reducing exposure to most of these countries since April - after the Malaysian Central Bank announced a series of measures to tighten credit growth - helped position the fund defensively. The Malaysian market subsequently tumbled as investors sold off shares as problems similar to Thailand's arose, such as the property lending and share financing issues I discussed earlier. Then, after the free floatation of the Thai baht on July 2, all Southeast Asian currencies were under severe attack. Only the Singapore dollar was able to hold its own, while the Malaysian ringgit, Indonesian rupiah, Philippine peso and Thai baht all reported substantial losses versus the U.S. dollar. This situation led to indiscriminate selling of shares as foreign investors desperately began fleeing these markets. However, an early underweighted position in these markets reduced damage to the fund.
Q. WHICH STOCKS PERFORMED RELATIVELY WELL FOR THE FUND?
A. A few Hong Kong companies outperformed the Hang Seng Index - Hong Kong's local equity index - during the period. Hutchison Whampoa, a conglomerate, returned 1.5% during the 12-month period, while the index returned -12.4%. Even better, HSBC Holdings, an international banking group, generated a fairly strong return of 14.2%. Helping the fund more was the fact that the Hong Kong dollar maintained a very stable relationship versus the U.S. dollar throughout the period.
Q. WHAT'S YOUR OUTLOOK?
A. I think volatility will continue in the Southeast Asian markets for some time, as we haven't seen the end of the contagious effects on currencies, interest rates and economic growth. The International Monetary Fund has intervened in Thailand and Indonesia, proposing structural changes that would facilitate the redevelopment of these economies over the longer term. It will take some time for these countries to sort out their structural problems once they are identified. Overall, I plan on investing the fund's assets in companies with very strong balance sheets that will be able to carry them through the crisis. In the short term, their share prices may remain weak, and they may become less profitable, but over the long term these companies will be the winners. In addition, I plan to focus on export-oriented companies and to reduce the fund's exposure to interest-rate-sensitive stocks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ALLAN LIU ON INVESTING IN SOUTHEAST ASIA DURING THE
CRISIS:
"As more foreign investors pull their money out of Southeast
Asia to invest in other emerging markets that may offer better growth prospects in the short term, valuations of some of the region's companies are reaching historically attractive levels.
In fact, part of the reason that I plan to hold slightly more cash in the near future is to capture a few of these opportunities as they arise. However, Southeast Asian economies are in the midst of structural changes and it takes time for the adjustments to happen.
"Exchange rates and interest rates continue to be volatile throughout the region. The structural problems need to be addressed so that we can see a more stable economic environment. We need to see a stable exchange rate, so that interest rates can come off from their existing high levels.
Once that happens, the confidence of local and foreign investors can be restored gradually.
"Remember, many of these Southeast Asian countries experienced strong growth for about 10 years prior to this period. However, much of the growth was financed by foreign capital. The recent reversal of that trend severely damaged many of the economies, especially in Malaysia, Thailand, the Philippines, Indonesia and South Korea.
"As far as trends in Hong Kong, I think the economic reform in China will help both the Hong Kong and Chinese stock markets. This is the first time in years that the Chinese government has shown a strong determination to improve productivity in China. Since Hong Kong is now a part of China, the success or failure of these activities definitely will be felt in Hong Kong's economy. Despite facing difficulties in the short term, I am optimistic about these reforms in the long term.
"Compared with other Southeast Asian stock markets, I feel that many Hong Kong companies have strong balance sheets and proven management records. In addition, as investors indiscriminately sell stocks during times of crisis, buying opportunities will no doubt emerge in other Southeast
Asian countries."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Southeast Asian issuers; the fund does not anticipate investing in Japan
FUND NUMBER: 351
TRADING SYMBOL: FSEAX
START DATE: April 19, 1993
SIZE: as of October 31, 1997, more than
$278 million
MANAGER: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined
Fidelity in 1987
(checkmark)
SOUTHEAST ASIA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
UNITED KINGDOM 3.6%
ROW: 1, COL: 1, VALUE: 3.6
ROW: 1, COL: 2, VALUE: 9.199999999999999
ROW: 1, COL: 3, VALUE: 11.9
ROW: 1, COL: 4, VALUE: 13.8
ROW: 1, COL: 5, VALUE: 4.8
ROW: 1, COL: 6, VALUE: 6.0
ROW: 1, COL: 7, VALUE: 4.4
ROW: 1, COL: 8, VALUE: 39.3
ROW: 1, COL: 9, VALUE: 7.0
CHINA 7.0%
UNITED STATES 9.2%
TAIWAN 11.9%
HONG KONG 39.3%
SINGAPORE 13.8%
OTHER 4.8%
MALAYSIA  6.0%
INDONESIA 4.4%
AS OF APRIL 30, 1997
UNITED STATES 3.5%
TAIWAN 6.9%
ROW: 1, COL: 1, VALUE: 3.5
ROW: 1, COL: 2, VALUE: 6.9
ROW: 1, COL: 3, VALUE: 14.8
ROW: 1, COL: 4, VALUE: 3.3
ROW: 1, COL: 5, VALUE: 5.2
ROW: 1, COL: 6, VALUE: 20.4
ROW: 1, COL: 7, VALUE: 3.6
ROW: 1, COL: 8, VALUE: 8.4
ROW: 1, COL: 9, VALUE: 33.9
SINGAPORE 14.8%
HONG KONG 33.9%
PHILIPPINES 3.3%
OTHER 5.2%
INDONESIA 8.4%
MALAYSIA 20.4%
KOREA (SOUTH) 3.6%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   90.7          96.5

BONDS                    0.1           0.0

SHORT-TERM INVESTMENTS   9.2           3.5

TOP TEN STOCKS
                                    % OF FUND'S   % OF FUND'S
                                    INVESTMENTS   INVESTMENTS
                                                  IN THESE STOCKS
                                                  6 MONTHS AGO

HUTCHISON WHAMPOA LTD. ORD.         7.9           4.7
(HONG KONG, ELECTRICAL EQUIPMENT)

HONG KONG TELECOMMUNICATIONS LTD.   6.2           0.3
(HONG KONG, TELEPHONE SERVICES)

SUN HUNG KAI PROPERTIES LTD.        5.0           3.9
(HONG KONG, REAL ESTATE)

CHEUNG KONG HOLDINGS LTD.           4.2           3.0
(HONG KONG, REAL ESTATE)

HSBC HOLDING PLC                    3.6           2.2
(UNITED KINDOM, BANKS)

HANG SENG BANK LTD.                 3.4           3.8
(HONG KONG, BANKS)

NEW WORLD DEVELOPMENT CO. LTD.      2.3           1.2
(HONG KONG, REAL ESTATE)

HONG KONG & CHINA GAS CO. LTD.      2.0           0.4
(HONG KONG, GAS)

GULF INDONESIA RESOURCES LTD.       2.0           0.0
(NEW YORK)
(INDONESIA, OIL & GAS)

HONG KONG ELECTRIC HOLDINGS ORD.    1.8           0.0
(HONG KONG, ELECTRIC UTILITY)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET SECTORS
                                                 6 MONTHS AGO

TECHNOLOGY                         15.0          5.4

UTILITIES                          14.8          6.4

CONSTRUCTION & REAL ESTATE         12.6          18.2

FINANCE                            10.9          22.2

INDUSTRIAL MACHINERY & EQUIPMENT   10.9          5.7

ENERGY                             4.9           1.2

MEDIA & LEISURE                    4.4           9.8

TRANSPORTATION                     4.0           3.0

NONDURABLES                        3.4           4.5

BASIC INDUSRIES                    3.4           5.9

SOUTHEAST ASIA
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 90.7%
 SHARES VALUE (NOTE 1)
CHINA (PEOPLES REPUBLIC) - 7.0%
Angang New Steel Co. Ltd. Class H  2,424,000 $ 536,228
Beijing Datang Power Generation Co.
 Ltd. Class H  1,422,000  717,439
Chengdu Telecom Cable Co. Class H  2,586,000  786,171
China Eastern Airlines Corp. Ltd.
 Class H  1,642,000  371,734
Dongfang Electrical Machinery Co. Ltd.
 Class H  1,956,000  442,820
First Tractor Co. Ltd. Class H (a)  3,484,000  2,704,269
Guangdong Kelon Electric Holding
 Class H  272,000  344,838
Harbin Power Equipment Co. Ltd.
 Class H  6,970,000  1,334,489
Jiangsu Wuling Diesel Engine Co. Ltd.
 Class B  617,700  269,317
Jingwei Textile Machinery Co. Ltd.
 Class H  2,580,000  383,829
Kunming Machine Tool Co. Class H (a)  1,570,000  203,105
Maanshan Iron & Steel Co. Ltd.
 Class H  12,800,000  2,036,740
Nanjing Panda Electronics Co.
 Class H  2,282,000  442,820
Northeast Electrical Transmission &
 Transformation Machinery Mfg.
 Co. Ltd. Class H  4,394,000  778,756
Shanghai Petrochemical Class H  3,104,000  833,221
Sichuan Expressway Co. Ltd. Class H  4,280,000  570,298
Zhejiang Southeast Electric Power Co.
 Ltd. Class B (a)  2,304,600  742,081
Zhenhai Refining & Chemical Co.
 Class H  7,372,000  3,433,273
Zhejiang Expressway Co. Class H (a)  6,806,000  1,320,699
  18,252,127
HONG KONG - 39.3%
Cheung Kong Holdings Ltd.   1,577,000  10,965,556
China Aerospace International
 Holdings Ltd.   960,600  375,914
China Light & Power Co. Ltd.   240,000  1,263,648
China Resources Enterprise Ltd.   880,000  2,413,454
China Foods Holdings Ltd.   2,738,000  1,204,295
Dao Heng Bank Group Ltd.   84,000  193,428
Founder Hong Kong Ltd.   244,000  192,549
Guangdong Investments Co. Ltd. Ord.   792,000  504,605
Guangnan Holdings  704,000  646,624
Guangdong Brewery Holdings Ltd.   1,720,000  315,964
Hang Seng Bank Ltd.   1,014,000  8,821,669
HKCB Bank Holding Co. Ltd.   1,102,000  841,113
Hong Kong & China Gas Co. Ltd.   2,725,600  5,147,964
Hong Kong Telecommunications Ltd.   8,392,000  16,102,153
Hong Kong Electric Holdings Ord.   1,380,000  4,677,361
Hutchison Whampoa Ltd. Ord.   3,002,000  20,777,102
Kumagai Gumi  442,000  405,977
Ng Fung Hong Ltd.   1,594,000  1,495,019
New World Development Co. Ltd.   1,677,100  5,901,309
New World Infrastructure Ltd. (a)  612,000  1,211,332
South China Morning Post Holdings  1,946,000  1,686,701
Shanghai Industrial Holdings Ltd.
 Class H  393,000  1,748,926
Sun Hung Kai Properties Ltd.   1,762,000  12,992,755

 SHARES VALUE (NOTE 1)
Swire Pacific Ltd. Class A  130,000 $ 694,567
Television Broadcast Ltd. Ord.   696,000  1,935,834
Yugang International Ltd.   5,176,000  415,151
  102,930,970
INDONESIA - 4.4%
PT Gudang Garam  688,500  1,950,752
Gulf Indonesia Resources Ltd.
 (New York)  243,100  5,105,100
PT Lippo Securities  1,250,700  130,281
PT Telkom, Series B  2,372,000  2,207,280
PT Telekomunikasi Indonesia Persero,
 Series B sponsored ADR  107,300  2,085,644
  11,479,057
KOREA (SOUTH) - 2.2%
Dae Duck Electronics Co. Ltd.   42,000  1,653,885
Hyundai Engineering & Construction
 Co. Ltd. (a)  8  119
Hyundai Motor Co. Ltd. sponsored
 GDR (c)  34,000  119,000
Korea Electric Power Corp.   10,000  141,969
Lotte Confectionary Co.   7,210  821,865
Samsung Co. Ltd. sponsored GDR (a)  21  26
S1 Corp.   15,401  1,835,352
Sewoo Polymer Co. Ltd.   36,570  1,208,894
  5,781,110
MALAYSIA - 6.0%
Berjaya Group BHD  1,150,000  497,761
Berjaya Sports Toto BHD  1,687,833  4,584,860
Malaysia International Shipping BHD
 (For. Reg.) (a)  444,000  742,209
PWE Industries BHD  602,400  2,589,421
Puncak Niaga Holdings BHD  142,000  167,009
Petronas Gas BHD  627,000  1,684,478
Rothmans of Pall Mall Malaysia BHD  323,000  2,579,179
Tenega Nasional BHD  1,055,000  2,267,463
United Engineers BHD  109,000  257,045
YTL Power International BHD (a)  583,000  464,660
  15,834,085
PHILIPPINES - 1.8%
Ionics Circuits, Inc.  561,000  329,766
Manila Electric Co. Class B  189,851  580,847
Music Corp. (a)  4,547,400  1,771,296
Philippine Long Distance Telephone  85,000  2,106,941
  4,788,850
SINGAPORE - 13.7%
City Developments Ltd.   335,000  1,405,594
Creative Technology Ltd. (a)  10,900  277,269
Creative Technology Ltd. (SGD) (a)   115,000  2,924,348
Datacraft Asia Ltd.   1,069,000  2,437,320
Development Bank of Singapore Ltd.
 (For. Reg.)  355,000  3,317,546
Elec & Eltek International Co. Ltd.   234,000  1,684,800
Flextech Holdings Ltd.   947,000  999,379
Flextech Holdings Ltd.
 warrants 10/22/02 (a)  284,100  -
FHTK Holdings Ltd.   6,324,000  2,110,681
Lindeteves-Jacoberg Ltd.   54,000  58,360
Natsteel Ltd.   1,625,000  2,634,298
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SINGAPORE - CONTINUED
Natsteel Electronics Ltd. (a)  38,000 $ 55,804
Parkway Holdings Ltd.   311,000  786,891
Rothmans Industries Ltd.   256,000  1,025,302
Singapore International Airlines Ltd.   614,000  4,605,976
Singapore Press Holdings Ltd. (For. Reg.)  232,800  3,211,545
Singapore Technologies Aerospace Ltd.   369,000  971,176
Singapore Technologies Automotive Ltd.   179,000  525,734
Singapore Telecommunications Ltd.   695,000  1,104,577
United Overseas Bank Ltd. (For. Reg.)  600,500  3,321,265
Venture Manufacturing Singapore Ltd.   684,000  2,348,125
  35,805,990
TAIWAN - 11.9%
Acer, Inc. GDR (a)(c)  199,500  1,246,870
Acer, Inc. (a)  2,715,000  3,731,475
Acer Peripherals, Inc.   383,000  651,783
Asustek Computer, Inc. (a)  209,000  2,628,590
Compal Electronics, Inc. (a)  790,600  1,806,720
Compal Electronics, Inc.
 rights 11/11/97 (a)  68,260  -
China Motor Co. Ltd.   522,950  1,161,169
China Development Corp. (a)  804,500  2,281,807
China Trust Co. Ltd. (a)  192,750  266,164
Delta Electronics Ind. Co. Ltd.   117,000  373,566
Everest Textile Co. Ltd. (a)  1,910,000  1,547,812
Formosa Plastic  92,430  147,409
Fu Sheng Industry Co. Ltd. (a)  289,000  964,895
Hon Hai Precision Ind. Co. (a)  90,000  382,172
Hotung Investment Holdings Ltd. (a)  8,522,000  2,045,280
Inventec Co. Ltd. (a)  241,000  956,969
Liton Electronics  168,000  424,765
President Enterprises Corp. (a)  747,600  860,285
Taiwan Mask Corp. (a)  1,103,000  3,861,394
Taiwan Secom Co. (a)  578,800  1,894,937
Taiwan Semiconductor Manufacturing
 Co. Ltd. (a)  782,500  2,473,055
UMAX Data Systems, Inc. (a)  414,000  966,224
UMAX Data Systems, Inc.
 rights 1/31/98 (a)  37,653  -
Yageo Corp. (a)  166,800  351,442
Yieh Phui Enterprise Co.   22,000  12,337
  31,037,120
THAILAND - 0.8%
PTT Exploration & Production (For. Reg.)  180,500  1,803,900
Siam Cement PCL (For. Reg.)  47,400  395,144
  2,199,044
UNITED KINGDOM - 3.6%
HSBC Holdings PLC  401,847  9,414,873
TOTAL COMMON STOCKS
 (Cost $311,583,247)   237,523,226
NONCONVERTIBLE BONDS - 0.1%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (D) (NOTE 1)
SINGAPORE - 0.1%
Flextech Holdings Ltd.
 2 1/4%, 1/1/02
 (Cost $151,850) - SGD  236,750 $ 150,509
CASH EQUIVALENTS - 9.2%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $24,065,141)   24,065,141  24,065,141
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $335,800,238)  $ 261,738,876
CURRENCY ABBREVIATIONS
SGD - Singapore dollar
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,365,870 or 0.5% of net assets.
(d) Principal amount stated in United States dollars unless otherwise noted.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $774,445,575 and $1,127,866,165, respectively.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries   3.4%
Cash Equivalents   9.2
Construction & Real Estate   12.6
Durables   0.8
Energy   4.9
Finance   10.9
Holding Companies   2.3
Industrial Machinery & Equipment   10.9
Media & Leisure   4.4
Nondurables   3.4
Retail & Wholesale   1.3
Services   2.1
Technology   15.0
Transportation   4.0
Utilities   14.8
   100.0%
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $337,840,323. Net unrealized depreciation aggregated $76,101,447, of which $5,732,646 related to appreciated investment securities and $81,834,093 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $32,652,000 all of which will expire on October 31, 2005.
SOUTHEAST ASIA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                   $
261,738,876
(COST $335,800,238) - SEE ACCOMPANYING SCHEDULE


FOREIGN CURRENCY HELD AT VALUE
7,797,787
NEW TAIWAN DOLLARS

(COST $8,404,768)


RECEIVABLE FOR INVESTMENTS SOLD
14,826,001

RECEIVABLE FOR FUND SHARES SOLD
2,893,055

DIVIDENDS RECEIVABLE
209,348

INTEREST RECEIVABLE
149,159

REDEMPTION FEES RECEIVABLE                                                                                            225


 TOTAL ASSETS
287,614,451

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                      $ 5,096,234


PAYABLE FOR FUND SHARES REDEEMED                                                                        3,106,487


ACCRUED MANAGEMENT FEE                                                                                  232,493


OTHER PAYABLES AND                                                                                      332,272

ACCRUED EXPENSES


 TOTAL LIABILITIES
8,767,486

NET ASSETS                                                                                                           $
278,846,965

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                      $
386,752,002

UNDISTRIBUTED NET INVESTMENT INCOME
752,671

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
(33,989,123)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
(74,668,585)
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 29,198,708                                                                                           $
278,846,965
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($278,846,965 (DIVIDED BY) 29,198,708 SHARES)                          $9.55


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $9.55)                                                                 $9.85



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                                  $ 7,510,001
DIVIDENDS

SPECIAL DIVIDEND FROM SUN HUNG KAI PROPERTIES LTD.                                  844,074

INTEREST                                                                            1,522,190

                                                                                    9,876,265

LESS FOREIGN TAXES WITHHELD                                                         (845,318)

 TOTAL INCOME                                                                       9,030,947

EXPENSES

MANAGEMENT FEE                                                     $ 4,411,802
BASIC FEE

 PERFORMANCE ADJUSTMENT                                             52,908

TRANSFER AGENT FEES                                                 1,831,757

ACCOUNTING FEES AND EXPENSES                                        401,403

NON-INTERESTED TRUSTEES' COMPENSATION                               4,054

CUSTODIAN FEES AND EXPENSES                                         826,131

REGISTRATION FEES                                                   44,830

AUDIT                                                               68,476

LEGAL                                                               6,952

REPORTS TO SHAREHOLDERS                                             87,920

MISCELLANEOUS                                                       4,791

 TOTAL EXPENSES BEFORE REDUCTIONS                                   7,741,024

 EXPENSE REDUCTIONS                                                 (16,003)        7,725,021

NET INVESTMENT INCOME                                                               1,305,926

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              (27,660,669)

 FOREIGN CURRENCY TRANSACTIONS                                      (956,631)       (28,617,300)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              (91,784,306)

 ASSETS AND LIABILITIES IN                                          (599,494)       (92,383,800)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                     (121,001,100)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $ (119,695,174)

OTHER INFORMATION                                                                  $ 381,009
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                                $ 11,123
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                 3,785

  TRANSFER AGENT CREDITS                                                            1,095

                                                                                   $ 16,003


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1997          1996




OPERATIONS                                                                            $ 1,305,926      $ 8,026,537
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                            (28,617,300)     55,694,252

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                 (92,383,800)     (24,937,563)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (119,695,174)    38,783,226

DISTRIBUTIONS TO SHAREHOLDERS                                                          (4,930,534)      (10,551,466)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                    (3,526,327)      -

 FROM NET REALIZED GAIN                                                                (19,898,492)     -

 TOTAL DISTRIBUTIONS                                                                     (28,355,353)     (10,551,466)

SHARE TRANSACTIONS                                                                      157,877,019      546,524,731
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                           27,853,163       10,313,913

 COST OF SHARES REDEEMED                                                                 (514,623,033)    (481,254,069)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                 (328,892,851)    75,584,575

REDEMPTION FEES                                                                           444,381          1,661,583

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (476,498,997)    105,477,918

NET ASSETS

 BEGINNING OF PERIOD                                                                      755,345,962      649,868,044

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $752,671 AND
$4,729,540, RESPECTIVELY)                                                                $ 278,846,965    $ 755,345,962

OTHER INFORMATION
SHARES

 SOLD                                                                                      11,474,774       35,716,913

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                   1,884,517        741,474

 REDEEMED                                                                                  (35,591,294)     (31,850,201)

 NET INCREASE (DECREASE)                                                                   (22,232,003)     4,608,186



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                          APRIL 19, 1993
                                                                           (COMMENCEMENT
                                                                           OF OPERATIONS) TO
                                                                           OCTOBER 31,

SELECTED PER-SHARE DATA   1997                      1996   1995   1994 E   1993





NET ASSET VALUE, BEGINNING OF PERIOD                          $ 14.69     $ 13.88     $ 14.61     $ 13.24     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                        .04 D, I    .14 D       .15         .04         .01

 NET REALIZED AND UNREALIZED GAIN (LOSS)                       (4.62)      .87         (.91)       1.23        3.22

 TOTAL FROM INVESTMENT OPERATIONS                             (4.58)      1.01        (.76)       1.27        3.23

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                   (.10)       (.23)       -           (.04)       -

 IN EXCESS OF NET INVESTMENT INCOME                           (.07)       -           -           (.03)       -

 FROM NET REALIZED GAIN                                       (.40)       -           -           -           -

 TOTAL DISTRIBUTIONS                                          (.57)       (.23)       -           (.07)       -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                       .01         .03         .03         .17         .01

NET ASSET VALUE, END OF PERIOD                                $ 9.55      $ 14.69     $ 13.88     $ 14.61     $ 13.24

TOTAL RETURN B, C                                             (32.48)%    7.59%       (5.00)%     10.87%      32.40%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 278,847   $ 755,346   $ 649,868   $ 825,734   $ 499,669

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        1.32%       1.13%       1.10%       1.47%       2.00% A,
                                                                                                               F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                                     1.32%       1.12% G     1.10%       1.47%       2.00% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS            .22%        .95%        .90%        .22%        .45% A

PORTFOLIO TURNOVER RATE                                         141%        102%        94%         157%        14% A

AVERAGE COMMISSION RATE H                                      $ .0063     $ .0129

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN. C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS
THAN ONE YEAR ARE NOT ANNUALIZED. D NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E EFFECTIVE NOVEMBER 1,
1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION,
DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL
DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT
INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER. I INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
FROM SUN HUNG KAI PROPERTIES LTD. WHICH AMOUNTED TO $.02 PER SHARE.


UNITED KINGDOM
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1   LIFE OF
OCTOBER 31, 1997                      YEAR     FUND

UNITED KINGDOM                        22.87%   46.68%

UNITED KINGDOM                        19.18%   42.28%
 (INCL. 3% SALES CHARGE)

FT-ALL-SHARES INDEX                   24.78%   52.51%

EUROPEAN REGION FUNDS AVERAGE         20.38%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT-All-Shares Index - a market capitalization weighted index of over 750 stocks traded in the U.K. market. The index covers more than 90% of the total capitalization of the U.K. market.
To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 68 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                         PAST 1   LIFE OF
OCTOBER 31, 1997                      YEAR     FUND

UNITED KINGDOM                        22.87%   21.11%

UNITED KINGDOM                        19.18%   19.28%
 (INCL. 3% SALES CHARGE)

FT-ALL-SHARES INDEX                   24.78%   23.49%

EUROPEAN REGION FUNDS AVERAGE         20.38%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971031 19971202 122826 S00000000000001
             United Kingdom              FT SE A All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10045.63
  1995/12/31       9778.19                    10332.30
  1996/01/31       9729.49                    10310.34
  1996/02/29       9963.23                    10460.66
  1996/03/31      10099.58                    10580.27
  1996/04/30      10411.24                    10783.02
  1996/05/31      10722.89                    10999.14
  1996/06/30      10596.28                    10897.13
  1996/07/31      10430.72                    10838.63
  1996/08/31      10927.42                    11423.97
  1996/09/30      11005.33                    11641.61
  1996/10/31      11579.95                    12221.95
  1996/11/30      12183.78                    12823.08
  1996/12/31      12575.73                    13285.32
  1997/01/31      12205.27                    12911.20
  1997/02/28      12555.71                    13299.67
  1997/03/31      12565.72                    13420.62
  1997/04/30      12665.85                    13546.04
  1997/05/31      13016.28                    14119.45
  1997/06/30      13216.53                    14307.89
  1997/07/31      13526.92                    14788.25
  1997/08/31      13366.72                    14587.42
  1997/09/30      14408.03                    15706.71
  1997/10/31      14227.80                    15250.76
IMATRL PRASUN   SHR__CHT 19971031 19971202 122827 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity United Kingdom Fund on November 1, 1995, when the fund started, and the current 3% sales charge was paid. As the chart shows, by October 31, 1997, the value of the investment would have grown to $14,228 - a 42.28% increase on the initial investment. For comparison, look at how the FT-All-Shares Index did over the same period. With dividends and capital gains, if any, reinvested, the same
$10,000 would have grown to $15,251 - a 52.51% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
UNITED KINGDOM
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Simon Roberts became Portfolio Manager of
Fidelity United Kingdom Fund on July 28, 1997.
Q. HOW DID THE FUND PERFORM, SIMON?
A. For the 12 months that ended on October 31, 1997, the fund returned
22.87%. The FT-All-Shares Index returned 24.78% during the same period, while the European region funds average, as tracked by Lipper
Analytical Services, returned 20.38%.
Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
A. The year was a period of extreme outperformance by large-capitalization stocks over small- and mid-sized company stocks.
This fund is usually underweighted in large-capitalization stocks as I seek opportunities where Fidelity's research can add the most value.
Because of its holdings in small- and mid-cap stocks, the fund trailed the market index, which is dominated by large-capitalization stocks.
The fund was able to come close to the index's performance, however, because it did have major positions in some large-cap stocks that did extremely well in the energy, banking and pharmaceutical industries.
Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT?
A. It was a very positive, stable environment that contributed to a good performance by the stock market in the U.K. The nation did have a change in government in May as the Labor Party took over, but it has proven to be much more benign than people had feared. In fact, the policies the government has been following thus far are very similar to those of the previous Conservative government, with no radical proposals in areas such as personal taxes. The U.K. has experienced very little wage inflation, although there was some asset-price inflation recently, particularly in real estate in some geographical areas, such as southern England and London itself. We are just starting to see overall inflation rising above government targets. A major change by the new government was to give the Bank of England a degree of independence, with authority to change interest rates. With this authority and in response to early signs of inflation, the bank has raised rates five times since the election. I think this is extremely positive because the bank was able to pre-emptively strike against inflation. At the same time, the financial markets have received assurances that decisions regarding interest rates are now largely removed from political considerations. I expect that interest rates may rise a bit more, but then be stable, and that inflation and interest rates may begin falling again in 1998. The supply-demand relationships also are favorable. There are no plans for further large privatizations of government-owned companies, so the supply of new equities in the market will be reduced. On the demand side, we are seeing a trend for companies to buy back their shares with excess capital. This is very good for share values. In addition, the pound
Sterling has been strong against other European currencies, and modestly strong against the dollar. The strength of the pound
Sterling, combined with modestly rising interest rates, has made this a positive environment for dollar-based investors.
Q. WHAT COMPANIES HAVE BEEN MAJOR CONTRIBUTORS TO THE FUND'S
PERFORMANCE?
A. The fund's two largest holdings at the end of the period were both energy companies - British Petroleum (BP) and Shell Transport &
Trading. Both have been exceptionally strong performers for the fund.
The key investment factor in both companies was their cost-cutting and restructuring programs. These are corporations that decided to help themselves by establishing very aggressive cost-cutting programs, both of which were moving ahead of expectations. BP expects to save $2 billion in costs by the year 2000, and I believe Shell's program has the potential to double earnings by the year 2001. On top of that, both these stocks still were trading at discounts to the values of comparable U.S. oil companies at the end of the fiscal year.
Q. FINANCE WAS THE FUND'S LARGEST INDUSTRY WEIGHTING, AT MORE THAN 13%
OF THE FUND'S INVESTMENTS. WHAT WAS YOUR STRATEGY HERE?
A. The fund's main exposure to finance was in three large banks, Lloyd's, Barclays and Bank of Scotland. Similar to our energy holdings, these banks have embarked on aggressive cost-cutting and restructuring programs. In addition, there is some corporate consolidation going on in the banking industry, allowing further opportunities for cost-cutting. Lloyd's took over TSB in 1995, providing a number of opportunities for efficiencies. Barclays has focused on its return on capital, cutting out businesses that were not achieving the required returns. In addition, it has been using excess capital to buy back its own stock. The management of British banks today is dramatically different from 10 years ago, when the clearing banks, or money center banks as they are known in the U.S., were aggressive in using excess capital for activities such as acquiring investment banks. Now management is much more focused on shareholder value, and is using excess capital for shareholder-friendly moves such as share buyback programs.
Q. YOU EARLIER MENTIONED THE PHARMACEUTICAL INDUSTRY AS ONE THAT HAS
HELPED PERFORMANCE. WHAT STOCKS HELPED HERE?
A. SmithKline Beecham was an excellent performer. Its new products are delivering revenue growth exceeding expectations, and earnings forecasts were raised considerably. The sales of its new drugs have been way ahead of schedule.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The fund's performance was hurt by turmoil in Southeast Asia at the end of its fiscal year. Some of the portfolio holdings have quite a bit of exposure to that region. Among these holdings were Inchcape, a trading and distribution company; HSBC, a banking company, half of whose earnings come from Hong Kong; and Cable & Wireless, which has a major investment in Hong Kong Telecom. In addition, the small- and medium-sized companies have lagged. While I believe I have found value among small- and mid-cap companies, their share prices have failed to follow suit. I am still waiting, and I am still confident in them.
Q. WHAT IS YOUR OUTLOOK?
A. I believe the U.K. can continue to provide reasonably good performance. The United Kingdom has moderate growth, and our expectation is that British companies could increase their earnings by more than 10% in 1998. Meanwhile, I expect both inflation and interest rates to start falling again in 1998, both positive developments for equity investing. I expect to see reasonable performance in the U.K.
market, which continues to be attractively valued in relation to other markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET AND OTHER CONDITIONS.

SIMON ROBERTS ON HIS INVESTMENT STYLE:
"I buy stocks where I believe the financial potential of a company is greater than is implied by the share price. I am not focused on a particular type of company. I'm not just looking for growth companies or cheap valuations. My search for investment value can lead me to a number of different types of company stocks. I will look for stocks where earnings growth exceeds expectations. I will look for stocks where earnings recovery is faster than people expect and I will look for stocks that are incorrectly valued - where the values are wrong in relation to comparable investments in other markets.
"I always am looking at what is implied by the share price, and I am looking for changes. I spend a great deal of time with Fidelity's analysts, going over earnings projections and seeing where our projections may be different from the consensus estimates of the market. I am looking for the places where differences occur."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of British issuers
FUND NUMBER: 344
TRADING SYMBOL: FUTYF
START DATE: November 1, 1995
SIZE: as of October 31, 1997, more than
$5 million
MANAGER: Simon Roberts, since July,1997;
manager, Fidelity Germany Fund, 1995-1996;
Director of United Kingdom and European
Research, Fidelity International, Limited, since
1994; joined Fidelity in 1992.
(checkmark)
UNITED KINGDOM
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997
OTHER 0.3%
UNITED STATES 4.1%
ROW: 1, COL: 1, VALUE: 4.1
ROW: 1, COL: 2, VALUE: 95.3
ROW: 1, COL: 3, VALUE: 1.0
UNITED KINGDOM 95.6%
AS OF APRIL 30, 1997
UNITED STATES 5.2%
OTHER 2.3%
ROW: 1, COL: 1, VALUE: 5.2
ROW: 1, COL: 2, VALUE: 92.5
ROW: 1, COL: 3, VALUE: 2.3
UNITED KINGDOM 92.5%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

STOCKS                   95.9          94.8

SHORT-TERM INVESTMENTS   4.1           5.2

TOP TEN STOCKS
                                           % OF FUND'S   % OF FUND'S
                                           INVESTMENTS   INVESTMENTS
                                                         IN THESE STOCKS
                                                         6 MONTHS AGO

SHELL TRANSPORT & TRADING CO. PLC (REG.)   5.0           4.6
(OIL & GAS)

BRITISH PETROLEUM PLC ORD.                 4.5           4.7
(OIL & GAS)

HSBC HOLDINGS PLC (REG.)                   4.0           0.0
(BANKS)

LLOYDS TSB GROUP PLC                       3.7           4.3
(BANKS)

GLAXO WELLCOME PLC                         3.7           0.0
(DRUGS & PHARMACEUTICALS)

BRITISH TELECOMMUNICATIONS PLC ORD.        3.1           4.7
(TELEPHONE SERVICES)

SMITHKLINE BEECHAM PLC ORD.                1.9           3.3
(DRUGS & PHARMACEUTICALS)

BAT INDUSTRIES PLC ORD.                    1.8           2.4
(TOBACCO)

PENINSULAR & ORIENTAL STEAM                1.7           0.0
 NAVIGATION CO.
(SHIPPING)

ZENECA GROUP PLC ORD.                      1.7           0.0
(DRUGS & PHARMACEUTICALS)

TOP TEN MARKET SECTORS
                             % OF FUND'S   % OF FUND'S
                             INVESTMENTS   INVESTMENTS
                                           IN THESE
                                           MARKET SECTORS
                                           6 MONTHS AGO

FINANCE                      13.4          20.2

NONDURABLES                  12.1          15.0

ENERGY                       10.8          9.3

RETAIL & WHOLESALE           9.1           7.6

UTILITIES                    9.1           11.9

HEALTH                       8.6           4.1

MEDIA & LEISURE              6.7           4.6

CONSTRUCTION & REAL ESTATE   5.3           6.1

SERVICES                     5.3           6.9

BASIC INDUSTRIES             4.8           1.5

UNITED KINGDOM
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 95.9%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 4.8%
CHEMICALS & PLASTICS - 3.3%
Albright & Wilson PLC  11,000 $ 29,914
BTP PLC  5,500  30,926
British Polythene Industries PLC  3,900  30,023
British Vita Ord.   9,000  36,449
Courtaulds PLC Ord.   2,800  13,027
McKechnie PLC  5,100  42,930
  183,269
METALS & MINING - 0.8%
English China Clay PLC  10,900  47,427
PAPER & FOREST PRODUCTS - 0.7%
Rexam PLC  1,500  7,832
Smith Holdings PLC   8,600  32,814
  40,646
TOTAL BASIC INDUSTRIES   271,342
CONSTRUCTION & REAL ESTATE - 5.3%
BUILDING MATERIALS - 2.0%
Aggregate Industries PLC  20,000  17,906
Hanson Trust PLC Ord.   7,000  35,729
Norcros PLC Class L (a)  20,000  25,772
Polypipe PLC  9,000  32,834
  112,241
CONSTRUCTION - 1.2%
Amec PLC Ord.   100  236
Beazer Homes Group PLC  10,000  30,694
Persimmon PLC Ord.   10,900  39,036
  69,966
ENGINEERING - 1.2%
EIS Group PLC Ord.  4,700  25,956
Meggitt Holdings PLC  14,400  35,184
Weir Group PLC (The)  1,100  5,108
  66,248
REAL ESTATE - 0.9%
Land Securities  2,900  48,531
TOTAL CONSTRUCTION & REAL ESTATE   296,986
DURABLES - 3.5%
AUTOS, TIRES, & ACCESSORIES - 1.6%
BSG, Inc.   12,900  27,633
Dennis Group PLC  6,600  34,958
Laird Group  4,000  28,617
  91,208
TEXTILES & APPAREL - 1.9%
Berisford (S.W.) PLC  10,000  28,449
Black (Peter) Holdings  3,900  23,692
Courtaulds Textiles PLC  5,000  28,617
House of Fraser PLC Class L  7,500  26,985
  107,743
TOTAL DURABLES   198,951
ENERGY - 10.8%
OIL & GAS - 10.8%
British Petroleum PLC Ord.   17,475  256,181
Britton Group PLC  22,500  39,913
Monument Oil and Gas PLC Class L (a)  20,000  29,454
Shell Transport & Trading Co. PLC (Reg.)  40,000  282,989
  608,537

 SHARES VALUE (NOTE 1)
FINANCE - 13.4%
BANKS - 10.3%
Bank of Scotland  10,100 $ 83,160
Barclays PLC Ord.   2,562  64,012
HSBC Holdings PLC (Reg.)  9,699  227,238
Lloyds TSB Group PLC  16,611  207,099
  581,509
CREDIT & OTHER FINANCE - 1.0%
Cattles Holdings  8,967  56,274
INSURANCE - 2.1%
Liberty International Holdings PLC  2,743  22,172
London Insurance Market Investment
 Trust PLC  13,700  31,410
Royal & Sun Alliance Insurance
 Group PLC  6,651  63,611
  117,193
TOTAL FINANCE   754,976
HEALTH - 8.6%
DRUGS & PHARMACEUTICALS - 7.8%
AEA Technology PLC  4,200  33,035
Glaxo Wellcome PLC  9,622  205,789
SmithKline Beecham PLC Ord.   11,088  104,840
Zeneca Group PLC Ord.   3,000  94,436
  438,100
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Oxford Instruments PLC  2,500  16,609
Seton Healthcare Group PLC  1,700  13,514
Unichem PLC  3,200  14,727
  44,850
TOTAL HEALTH   482,950
HOLDING COMPANIES - 1.4%
Cookson Group PLC  10,806  43,220
Hunting Group PLC  9,800  37,229
  80,449
INDUSTRIAL MACHINERY & EQUIPMENT - 3.3%
ELECTRICAL EQUIPMENT - 2.3%
Choride Group PLC  45,000  30,500
General Electric PLC Class L  12,000  76,462
Pace Micro Technology PLC  24,500  23,780
  130,742
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
Molins PLC  3,100  20,233
Senior Engineering Group PLC  12,400  34,032
  54,265
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   185,007
MEDIA & LEISURE - 6.7%
BROADCASTING - 0.5%
Scottish Television PLC  2,600  28,065
ENTERTAINMENT - 0.9%
Granada Group PLC  1,686  23,193
Wembley PLC  5,400  27,111
  50,304
LODGING & GAMING - 1.2%
Ladbroke Group PLC Ord.   9,000  40,214
Millennium & Copthorne Hotels PLC (a)  3,900  25,095
  65,309
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 2.7%
Bemrose  5,970 $ 39,963
EMAP PLC  3,000  43,076
Pearson PLC  5,300  69,182
  152,221
RESTAURANTS - 1.4%
Allied Domecq PLC  10,000  81,416
TOTAL MEDIA & LEISURE   377,315
NONDURABLES - 12.1%
BEVERAGES - 2.1%
Greenalls Group PLC  4,800  28,356
Scottish & Newcastle Brewers PLC  3,800  42,893
Whitbread & Co. PLC Class A  3,600  48,016
  119,265
FOODS - 5.5%
Grand Metropolitan PLC  10,000  90,034
Hazlewood Foods PLC Ord.   12,100  27,944
Man (E D & F) Group PLC  17,000  58,321
Tomkins PLC Ord.   16,139  82,646
Unigate PLC  5,000  48,280
  307,225
HOUSEHOLD PRODUCTS - 1.8%
Mcbride PLC  11,000  31,847
Oriflame International SA (a)  1,900  15,103
Scholl PLC  5,000  23,178
Unilever PLC Ord.   4,000  29,721
  99,849
TOBACCO - 2.7%
BAT Industries PLC Ord.   11,653  101,415
Gallaher Group PLC  11,000  52,464
  153,879
TOTAL NONDURABLES   680,218
RETAIL & WHOLESALE - 9.1%
APPAREL STORES - 0.3%
Headlam Sims and Coggins PLC Class L  3,300  18,335
GENERAL MERCHANDISE STORES - 2.6%
Kingfisher PLC  4,678  67,170
Marks & Spencer Ltd. Ord. (a)  8,000  80,997
  148,167
GROCERY STORES - 4.1%
Albert Fisher Group PLC Ord.   36,900  22,848
Asda Group PLC  9,000  23,345
Geest PLC  3,000  18,626
Iceland Group PLC  11,600  23,683
Somerfield PLC  8,700  27,954
Sainsbury (J.) PLC Ord.   8,800  73,266
Tesco PLC Ord.   5,000  39,934
  229,656
RETAIL & WHOLESALE, MISCELLANEOUS - 1.6%
Great Universal Stores PLC Ord. Class A  4,900  57,934
Wickes PLC (a)  9,200  33,718
  91,652

 SHARES VALUE (NOTE 1)
TRADING COMPANIES - 0.5%
Inchcape PLC Ord.   7,500 $ 27,362
TOTAL RETAIL & WHOLESALE   515,172
SERVICES - 5.3%
ADVERTISING - 1.0%
Aegis Group PLC  23,500  23,990
Abbott Mead Vickers PLC  2,300  13,664
Cordiant PLC  9,400  19,349
  57,003
PRINTING - 0.7%
Waddington PLC   9,000  36,298
SERVICES - 3.6%
Business Post Group PLC  5,100  45,235
Davis Service Group  9,300  43,111
De la Rue PLC  2,800  19,821
Flextech PLC  200  1,958
Hays PLC  4,600  53,887
Securicor Group PLC  8,600  38,571
  202,583
TOTAL SERVICES   295,884
TECHNOLOGY - 0.8%
COMPUTER SERVICES & SOFTWARE - 0.5%
Micro Focus Group (a)  800  27,512
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Psion PLC  2,000  15,062
TOTAL TECHNOLOGY   42,574
TRANSPORTATION - 1.7%
SHIPPING - 1.7%
Peninsular & Oriental Steam
 Navigation Co.   8,300  95,841
UTILITIES - 9.1%
CELLULAR - 1.6%
Vodafone Group PLC  16,445  89,580
ELECTRIC UTILITY - 1.1%
National Grid Co. PLC  13,180  61,979
TELEPHONE SERVICES - 4.5%
British Telecommunications PLC Ord.   23,000  174,362
Cable & Wireless PLC Ord.   9,800  78,065
  252,427
WATER - 1.9%
South West Water PLC Ord.   3,600  51,330
Yorkshire Water PLC  7,426  57,725
  109,055
TOTAL UTILITIES   513,041
TOTAL COMMON STOCKS
 (Cost $4,840,569)   5,399,243
CASH EQUIVALENTS - 4.1%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $232,088)  232,088 $ 232,088
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $5,072,657)   $ 5,631,331
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash
Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $6,536,786 and $4,539,039, respectively.
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $5,072,711. Net unrealized appreciation aggregated $558,620, of which $743,088 related to appreciated investment securities and $184,468 related to depreciated investment securities.
The fund hereby designates approximately $109,000 as a capital gain dividend for the purpose of the dividend paid deduction.
UNITED KINGDOM
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

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

 OCTOBER 31, 1997


ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                $
5,631,331
(COST $5,072,657) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD                                                                                    188,638


RECEIVABLE FOR FUND SHARES SOLD                                                                                    68,703


DIVIDENDS RECEIVABLE                                                                                               32,790


INTEREST RECEIVABLE                                                                                                1,130


RECEIVABLE FROM INVESTMENT ADVISER FOR EXPENSE REDUCTIONS                                                          3,555


 TOTAL ASSETS                                                                                                      5,926,147


LIABILITIES


PAYABLE TO CUSTODIAN BANK                                                                              $ 10,368


PAYABLE FOR INVESTMENTS PURCHASED                                                                       100,364


PAYABLE FOR FUND SHARES REDEEMED                                                                        73,212


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     33,341


 TOTAL LIABILITIES                                                                                                 217,285


NET ASSETS                                                                                                        $
5,708,862

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                   $
4,466,369

UNDISTRIBUTED NET INVESTMENT INCOME                                                                                115,342


ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                567,226


NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                          559,925

AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 401,616                                                                                           $
5,708,862
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($5,708,862 (DIVIDED BY) 401,616 SHARES)                            $14.21


MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $14.21)                                                             $14.65



STATEMENT OF OPERATIONS

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
 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                              $ 229,464
DIVIDENDS

INTEREST                                                                        16,090

                                                                                245,554

LESS FOREIGN TAXES WITHHELD                                                     (22,918)

 TOTAL INCOME                                                                   222,636

EXPENSES

MANAGEMENT FEE                                                     $ 38,193

TRANSFER AGENT FEES                                                 17,072

ACCOUNTING FEES AND EXPENSES                                        60,007

NON-INTERESTED TRUSTEES' COMPENSATION                               20

CUSTODIAN FEES AND EXPENSES                                         29,416

REGISTRATION FEES                                                   18,179

AUDIT                                                               33,836

LEGAL                                                               27

REPORTS TO SHAREHOLDERS                                             928

MISCELLANEOUS                                                       21

 TOTAL EXPENSES BEFORE REDUCTIONS                                   197,699

 EXPENSE REDUCTIONS                                                 (95,656)    102,043

NET INVESTMENT INCOME                                                           120,593

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              580,596

 FOREIGN CURRENCY TRANSACTIONS                                      (76)        580,520

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              249,097

 ASSETS AND LIABILITIES IN                                          799         249,896
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                 830,416

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 951,009

OTHER INFORMATION                                                              $ 26,135
 SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                            $ 359
 CUSTODIAN CREDITS

  FMR REIMBURSEMENT                                                             95,297

                                                                               $ 95,656


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    NOVEMBER 1, 1995
                                    OCTOBER 31,   (COMMENCEMENT
                                    1997          OF OPERATIONS) TO
                                                  OCTOBER 31,
                                                  1996


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

OPERATIONS                                                                                              $ 120,593      $
33,364
NET INVESTMENT INCOME


 NET REALIZED GAIN (LOSS)                                                                                580,520
60,786

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                                    249,896
310,029

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         951,009
404,179

DISTRIBUTIONS TO SHAREHOLDERS                                                                            (35,705)
(6,442)
FROM NET INVESTMENT INCOME


 FROM NET REALIZED GAIN                                                                                  (54,931)       -


 TOTAL DISTRIBUTIONS                                                                                     (90,636)
(6,442)

SHARE TRANSACTIONS                                                                                       5,571,480
3,047,222
NET PROCEEDS FROM SALES OF SHARES


 REINVESTMENT OF DISTRIBUTIONS                                                                           90,558
6,442

 COST OF SHARES REDEEMED                                                                                 (3,481,394)
(799,432)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                 2,180,644
2,254,232

REDEMPTION FEES                                                                                          12,334
3,542

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                3,053,351
2,655,511

NET ASSETS


 BEGINNING OF PERIOD                                                                                     2,655,511      -


 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $115,342 AND $26,710, RESPECTIVELY)    $ 5,708,862    $
2,655,511

OTHER INFORMATION

SHARES


 SOLD                                                                                                    437,185
295,808

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                                 7,700          651


 REDEEMED                                                                                                (266,573)
(73,155)

 NET INCREASE (DECREASE)                                                                                 178,312
223,304



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
SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED    NOVEMBER 1, 1995
                          OCTOBER 31,   (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        OCTOBER 31,

SELECTED PER-SHARE DATA   1997          1996




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
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 11.89    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                               .31 C      .16

 NET REALIZED AND UNREALIZED GAIN (LOSS)                             2.31       1.75

 TOTAL FROM INVESTMENT OPERATIONS                                    2.62       1.91



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                          (.13)      (.04)

 FROM NET REALIZED GAIN                                              (.20)      -

 TOTAL DISTRIBUTIONS                                                 (.33)      (.04)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                             .03        .02

NET ASSET VALUE, END OF PERIOD                                       $ 14.21    $ 11.89

TOTAL RETURN A, B                                                    22.87%     19.38%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                              $ 5,709    $ 2,656

RATIO OF EXPENSES TO AVERAGE NET ASSETS                              2.00% D    2.00% D

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS     1.99% E    1.97% E

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                 2.36%      1.62%

PORTFOLIO TURNOVER RATE                                              96%        50%

AVERAGE COMMISSION RATE F                                            $ .0105    $ .0086

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
SALES CHARGE. C NET INVESTMENT INCOME PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS). E FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED
A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS). F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED OCTOBER 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If events which are expected to materially affect the value of securities occur after the close of a principal market in which those securities are traded, then those securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees ("fair value"). Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses), if applicable, are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, passive foreign investment companies
(PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales, futures and options and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, accumulated net investment loss, distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
REDEMPTION FEES. Shares held in Canada, Emerging Markets, France, Germany, Hong Kong and China, Japan, Japan Small Companies, Latin America, Nordic, Southeast Asia and United Kingdom less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe, Europe Capital Appreciation, and Pacific Basin less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the funds are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period for the funds. The annual individual fund fee rate is .45% for each fund. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time.
For the period, each fund's management fee was equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Canada  .39%
Emerging Markets  .75%
Europe  .78%
Europe Capital Appreciation  .65%
France  .75%
Germany  .75%
Hong Kong and China  .75%
Japan  .93%
Japan Small Companies  .75%
Latin America  .75%
Nordic  .75%
Pacific Basin  .70%
Southeast Asia  .76%
United Kingdom  .75%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment Japan Ltd. (Emerging Markets, Hong Kong and China, Japan, Japan Small Companies, Pacific Basin and Southeast Asia funds only.). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, each fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:
Canada  .34%
Emerging Markets  .33%
Europe  .26%
Europe Capital Appreciation  .27%
France  .37%
Germany  .33%
Hong Kong and China  .32%
Japan  .31%
Japan Small Companies  .33%
Latin America  .27%
Nordic  .32%
Pacific Basin  .41%
Southeast Asia  .31%
United Kingdom  .33%
ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. INTERFUND LENDING PROGRAM.
Certain funds participated in the interfund lending program as borrowers. The maximum loan and the average daily loan balances during the periods for which loans were outstanding are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
7. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse certain fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.00% of average net assets.
7. EXPENSE REDUCTIONS - CONTINUED
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of each applicable fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:
   FMR
FUND  % OF OWNERSHIP
France  25
Germany  11
Japan  9
Japan Small Companies  23
United Kingdom  25
9. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
10. LITIGATION.
The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the Latin America Fund no longer holds Siderurgica Brasileiras SA debt securities. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity Canada Fund,
 Fidelity Emerging Markets Fund,
 Fidelity Europe Fund,
 Fidelity Japan Fund,
 Fidelity Pacific Basin Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Investment Trust: Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund, including the schedules of portfolio investments, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. /s/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 16, 1997
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity Europe Capital Appreciation Fund,
 Fidelity France Fund,
 Fidelity Germany Fund,
 Fidelity Hong Kong and China Fund,
 Fidelity Japan Small Companies Fund,
 Fidelity Latin America Fund,
 Fidelity Nordic Fund,
 Fidelity Southeast Asia Fund,
 Fidelity United Kingdom Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (funds of Fidelity Investment Trust) at October 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodians and the application of alternative auditing procedures where securities purchased were not yet received by the custodians, provide a reasonable basis for the opinion expressed above.
/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
December 18, 1997
DISTRIBUTIONS


The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Canada  12/8/97 12/5/97 $.05 $2.08
Emerging Markets 12/15/97 12/12/97 $.23 $.00
Europe 12/8/97 12/5/97 $.39 $2.35
Europe Capital Appreciation 12/15/97 12/12/97 $.16 $2.09
France 12/8/97 12/5/97 $.04 $1.15
Germany 12/15/97 12/12/97 $.00 $1.25
Hong Kong and China 12/8/97 12/5/97 $.05 $.00
Japan 12/8/97 12/5/97 $.18 $.00
Japan Small Companies 12/15/97 12/12/97 $.01 $.00
Latin America 12/8/97 12/5/97 $.20 $.00
Nordic 12/15/97 12/12/97 $.07 $1.18
Pacific Basin 12/15/97 12/12/97 $.25 $.00
Southeast Asia 12/8/97 12/5/97 $.05 $.00
United Kingdom 12/8/97 12/5/97 $.19 $.80
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders.
CANADA   14%

NORDIC   1%

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.
JAPAN           1.41%

PACIFIC BASIN   1.06%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
 PAY DATE INCOME  TAXES
Canada 12/9/96 $.219 $.032
Emerging Markets 12/16/96 $.302 $.052
Europe 12/9/96 $.303 $.063
Europe Capital Appreciation 12/16/96 $.341 $.040
France 12/9/96 $.253 $.040
Germany 12/16/96 $.117 $.014
Hong Kong and China 12/9/96 $.133 $.003
Japan 12/9/96 $.027 $.017
Japan Small Companies 12/16/96 $.038 $.007
Latin America 12/9/96 $.269 $.039
Nordic 12/16/96 $.076 $.009
Pacific Basin 12/16/96 $.104 $.024
Southeast Asia 12/9/96 $.196 $.026
United Kingdom 12/9/96 $.194 $.027
The funds will notify shareholders in January 1998 of amounts for use in preparing 1997 income tax returns.
PROXY VOTING RESULTS


A special meeting of the funds' shareholders was held on September 17, 1997. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
RALPH F. COX
Affirmative 307,469,095.652 87.117
Withheld 45,467,029.324 12.883
 TOTAL 352,936,124.976 100.000
PHYLLIS BURKE DAVIS
Affirmative 307,387,377.836 87.094
Withheld 45,548,747.140 12.906
 TOTAL 352,936,124.976 100.000
ROBERT M. GATES
Affirmative 307,219,404.498 87.047
Withheld 45,716,720.478 12.953
 TOTAL 352,936,124.976 100.000
EDWARD C. JOHNSON 3D
Affirmative 307,304,255.082 87.071
Withheld 45,631,869.894 12.929
 TOTAL 352,936,124.976 100.000
E. BRADLEY JONES
Affirmative 307,163,389.202 87.031
Withheld 45,772,735.774 12.969
 TOTAL 352,936,124.976 100.000
DONALD J. KIRK
Affirmative 307,589,965.173 87.152
Withheld 45,346,159.803 12.848
 TOTAL 352,936,124.976 100.000
 # OF % OF
 SHARES VOTED SHARES VOTED
PETER S. LYNCH
Affirmative 307,609,611.247 87.157
Withheld 45,326,513.729 12.843
 TOTAL 352,936,124.976 100.000
WILLIAM O. MCCOY
Affirmative 307,616,784.105 87.159
Withheld 45,319,340.871 12.841
 TOTAL 352,936,124.976 100.000
GERALD C. MCDONOUGH
Affirmative 307,384,278.082 87.093
Withheld 45,551,846.894 12.907
 TOTAL 352,936,124.976 100.000
MARVIN L. MANN
Affirmative 307,596,505.166 87.154
Withheld 45,339,619.810 12.846
 TOTAL 352,936,124.976 100.000
ROBERT C. POZEN
Affirmative 307,465,181.656 87.116
Withheld 45,470,943.320 12.884
 TOTAL 352,936,124.976 100.000
THOMAS R. WILLIAMS
Affirmative 307,326,062.668 87.077
Withheld 45,610,062.308 12.923
 TOTAL 352,936,124.976 100.000
PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. and Price
Waterhouse LLP as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      297,481,581.663    84.288

AGAINST          4,739,203.560      1.342

ABSTAIN          50,715,339.753     14.370

TOTAL            352,936,124.976    100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE           274,619,710.990    79.850

AGAINST               15,944,801.447     4.637

ABSTAIN               53,353,237.539     15.513

TOTAL                 343,917,749.976    100.000

BROKER NON-VOTES      9,018,375.000

PROPOSAL CANADA  # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          2,429,192.608    80.848

AGAINST              176,304.973      5.868

ABSTAIN              399,125.901      13.284

TOTAL                3,004,623.482    100.000

BROKER NON-VOTES     76,839.000

PROPOSAL EMERGING MARKETS # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          21,949,039.552    74.037

AGAINST              1,309,183.495     4.416

ABSTAIN              6,387,709.364     21.547

TOTAL                29,645,932.411    100.000

BROKER NON-VOTES     975,793.000

PROPOSAL EUROPE # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          13,038,008.817    81.999

AGAINST              709,543.695       4.463

ABSTAIN              2,152,613.338     13.538

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL EUROPE CAP. APP. # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,006,697.702    88.966

AGAINST              535,582.742       3.969

ABSTAIN              953,487.379       7.065

TOTAL                13,495,767.823    100.000

BROKER NON-VOTES     203,719.000

PROPOSAL FRANCE # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          259,447.119    89.100

AGAINST              24,188.855     8.307

ABSTAIN              7,550.063      2.593

TOTAL                291,186.037    100.000

BROKER NON-VOTES     1,027.000

PROPOSAL GERMANY # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          434,482.117    80.483

AGAINST              25,763.475     4.772

ABSTAIN              79,598.661     14.745

TOTAL                539,844.253    100.000

BROKER NON-VOTES     6,409.000

PROPOSAL HONG KONG AND CHINA  # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          6,999,108.575    86.923

AGAINST              288,102.500      3.578

ABSTAIN              764,886.148      9.499

TOTAL                8,052,097.223    100.000

BROKER NON-VOTES     240,238.000

PROPOSAL JAPAN # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,198,229.614    81.359

AGAINST              491,023.390       3.275

ABSTAIN              2,303,862.059     15.366

TOTAL                14,993,115.063    100.000

BROKER NON-VOTES     463,178.000

PROPOSAL JAPAN SMALL CO. # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          8,450,976.815    88.900

AGAINST              630,693.789      6.635

ABSTAIN              424,475.055      4.465

TOTAL                9,506,145.659    100.000

BROKER NON-VOTES     105,193.000

PROPOSAL LATIN AMERICA # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          23,738,018.311    79.491

AGAINST              1,484,498.891     4.971

ABSTAIN              4,639,916.511     15.538

TOTAL                29,862,433.713    100.000

BROKER NON-VOTES     1,530,125.000

PROPOSAL NORDIC # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          2,436,100.136    91.474

AGAINST              121,084.501      4.546

ABSTAIN              105,981.461      3.980

TOTAL                2,663,166.098    100.000

BROKER NON-VOTES     36,150.000

PROPOSAL PACIFIC BASIN # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,820,871.019     75.722

AGAINST              422,989.726       4.096

ABSTAIN              2,084,480.619     20.182

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL SOUTHEAST ASIA # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          13,102,923.369    75.587

AGAINST              712,050.979       4.108

ABSTAIN              3,519,935.873     20.305

TOTAL                17,334,910.221    100.000

BROKER NON-VOTES     638,041.000

PROPOSAL UNITED KINGDOM # OF FUND % OF FUND
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          246,839.100    91.742

AGAINST              12,922.803     4.803

ABSTAIN              9,296.680      3.455

TOTAL                269,058.583    100.000

BROKER NON-VOTES     1,420.000

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          273,821,090.658    79.618

AGAINST              14,687,878.962     4.271

ABSTAIN              55,408,780.356     16.111

TOTAL                343,917,749.976    100.000

BROKER NON-VOTES     9,018,375.000

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          253,910,627.527    73.810

AGAINST              33,659,944.597     9.785

ABSTAIN              56,433,204.852     16.405

TOTAL                344,003,776.976    100.000

BROKER NON-VOTES     8,932,348.000

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
PROPOSAL CANADA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          2,233,393.132    74.332

AGAINST              333,321.148      11.093

ABSTAIN              437,909.202      14.575

TOTAL                3,004,623.482    100.000

BROKER NON-VOTES     76,839.000

PROPOSAL EMERGING MARKETS # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          20,491,314.826    69.120

AGAINST              2,611,945.077     8.811

ABSTAIN              6,542,672.508     22.069

TOTAL                29,645,932.411    100.000

BROKER NON-VOTES     975,793.000

PROPOSAL EUROPE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          11,948,009.251    75.144

AGAINST              1,695,331.793     10.662

ABSTAIN              2,256,824.806     14.194

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL EUROPE CAP. APP. # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          10,936,524.227    81.037

AGAINST              1,460,597.999     10.822

ABSTAIN              1,098,645.597     8.141

TOTAL                13,495,767.823    100.000

BROKER NON-VOTES     203,719.000

PROPOSAL JAPAN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          11,467,600.660    76.486

AGAINST              1,125,006.942     7.503

ABSTAIN              2,400,507.461     16.011

TOTAL                14,993,115.063    100.000

BROKER NON-VOTES     463,178.000

PROPOSAL LATIN AMERICA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          21,222,945.701    71.069

AGAINST              3,645,954.386     12.209

ABSTAIN              4,993,533.626     16.722

TOTAL                29,862,433.713    100.000

BROKER NON-VOTES     1,530,125.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,281,733.485     70.502

AGAINST              903,689.986       8.750

ABSTAIN              2,142,917.893     20.748

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL SOUTHEAST ASIA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          11,996,179.205    69.202

AGAINST              1,662,451.025     9.591

ABSTAIN              3,676,279.991     21.207

TOTAL                17,334,910.221    100.000

BROKER NON-VOTES     638,041.000

PROPOSAL 7
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
PROPOSAL EMERGING MARKETS # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      22,640,128.654    73.935

AGAINST          1,334,902.519     4.359

ABSTAIN          6,646,694.238     21.706

TOTAL            30,621,725.411    100.000

PROPOSAL FRANCE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      259,353.491    88.755

AGAINST          21,464.534     7.345

ABSTAIN          11,395.012     3.900

TOTAL            292,213.037    100.000

PROPOSAL GERMANY # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      433,718.337    79.399

AGAINST          25,736.938     4.711

ABSTAIN          86,797.978     15.890

TOTAL            546,253.253    100.000

PROPOSAL HONG KONG AND CHINA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      6,961,606.103    83.952

AGAINST          386,530.702      4.662

ABSTAIN          944,198.418      11.386

TOTAL            8,292,335.223    100.000

PROPOSAL JAPAN SMALL CO. # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      8,554,189.064    89.001

AGAINST          564,428.127      5.873

ABSTAIN          492,721.468      5.126

TOTAL            9,611,338.659    100.000

PROPOSAL LATIN AMERICA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      24,318,345.952    77.465

AGAINST          1,848,139.409     5.888

ABSTAIN          5,226,073.352     16.647

TOTAL            31,392,558.713    100.000

PROPOSAL NORDIC # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      2,391,586.915    88.600

AGAINST          129,491.007      4.797

ABSTAIN          178,238.176      6.603

TOTAL            2,699,316.098    100.000

PROPOSAL UNITED KINGDOM # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      249,345.995    92.187

AGAINST          5,125.886      1.895

ABSTAIN          16,006.702     5.918

TOTAL            270,478.583    100.000

PROPOSAL 8
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase and would modify the performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.
PROPOSAL CANADA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      2,488,717.945    80.764

AGAINST          140,756.877      4.568

ABSTAIN          451,987.660      14.668

TOTAL            3,081,462.482    100.000

PROPOSAL EUROPE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      13,339,739.819    81.811

AGAINST          661,079.018       4.054

ABSTAIN          2,304,799.013     14.135

TOTAL            16,305,617.850    100.000

PROPOSAL EUROPE CAP. APP. # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      11,845,344.372    86.466

AGAINST          668,347.482       4.878

ABSTAIN          1,185,794.969     8.656

TOTAL            13,699,486.823    100.000

PROPOSAL JAPAN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      12,182,001.185    78.816

AGAINST          682,662.543       4.417

ABSTAIN          2,591,629.335     16.767

TOTAL            15,456,293.063    100.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      8,002,299.233     75.362

AGAINST          421,118.918       3.966

ABSTAIN          2,194,997.213     20.672

TOTAL            10,618,415.364    100.000

PROPOSAL SOUTHEAST ASIA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      13,251,256.642    73.729

AGAINST          880,570.328       4.899

ABSTAIN          3,841,124.251     21.372

TOTAL            17,972,951.221    100.000

PROPOSAL 9
To approve a new Sub-Advisory Agreement with Fidelity Investments
Japan Limited.
PROPOSAL EMERGING MARKETS # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      22,564,630.313    73.688

AGAINST          1,258,643.793     4.111

ABSTAIN          6,798,451.305     22.201

TOTAL            30,621,725.411    100.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE      8,045,376.634     75.768

AGAINST          389,493.410       3.668

ABSTAIN          2,183,545.320     20.564

TOTAL            10,618,415.364    100.000

PROPOSAL 10
To amend Fidelity Europe Fund's fundamental investment objective and to modify certain fundamental investment policies to provide that the fund will invest in Europe rather than western Europe.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          13,121,785.522    82.526

AGAINST              629,212.218       3.957

ABSTAIN              2,149,168.110     13.517

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL 11
To eliminate certain of Fidelity Pacific Basin Fund's fundamental investment policies and to replace certain policies with
non-fundamental policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,378,461.187     71.439

AGAINST              696,938.803       6.748

ABSTAIN              2,252,941.374     21.813

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL 12
To replace the fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental policy.
PROPOSAL EUROPE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,644,529.088    79.525

AGAINST              885,410.716       5.568

ABSTAIN              2,370,226.046     14.907

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,484,165.082     72.462

AGAINST              611,658.199       5.923

ABSTAIN              2,232,518.083     21.615

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL 13
To amend the diversification limitation to exclude "securities of other investment companies" from issuer diversification limits.
PROPOSAL CANADA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          2,366,277.234    78.755

AGAINST              200,629.966      6.677

ABSTAIN              437,716.282      14.568

TOTAL                3,004,623.482    100.000

BROKER NON-VOTES     76,839.000

PROPOSAL EMERGING MARKETS # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          21,170,081.612    71.410

AGAINST              1,830,519.909     6.174

ABSTAIN              6,645,330.890     22.416

TOTAL                29,645,932.411    100.000

BROKER NON-VOTES     975,793.000

PROPOSAL EUROPE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,604,420.141    79.272

AGAINST              1,026,101.794     6.454

ABSTAIN              2,269,643.915     14.274

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL EUROPE CAP. APP. # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          11,370,703.094    84.254

AGAINST              1,020,640.383     7.563

ABSTAIN              1,104,424.346     8.183

TOTAL                13,495,767.823    100.000

BROKER NON-VOTES     203,719.000

PROPOSAL JAPAN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          11,646,341.227    77.678

AGAINST              881,122.278       5.877

ABSTAIN              2,465,651.558     16.445

TOTAL                14,993,115.063    100.000

BROKER NON-VOTES     463,178.000

PROPOSAL LATIN AMERICA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          22,301,072.268    74.679

AGAINST              2,495,491.454     8.357

ABSTAIN              5,065,869.991     16.964

TOTAL                29,862,433.713    100.000

BROKER NON-VOTES     1,530,125.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,523,798.318     72.846

AGAINST              633,954.172       6.138

ABSTAIN              2,170,588.874     21.016

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL SOUTHEAST ASIA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,409,460.823    71.587

AGAINST              1,160,548.501     6.694

ABSTAIN              3,764,900.897     21.719

TOTAL                17,334,910.221    100.000

BROKER NON-VOTES     638,041.000

PROPOSAL 14
To make explicit the ability of the fund to purchase any security or instrument backed by real estate or real estate interests and any security of companies engaged in the real estate business. Also to eliminate the restriction that securities backed by real estate must be marketable.
PROPOSAL CANADA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          2,365,185.965    78.718

AGAINST              199,505.089      6.640

ABSTAIN              439,932.428      14.642

TOTAL                3,004,623.482    100.000

BROKER NON-VOTES     76,839.000

PROPOSAL EUROPE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,446,001.477    78.276

AGAINST              1,149,501.008     7.229

ABSTAIN              2,304,663.365     14.495

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,486,020.012     72.480

AGAINST              649,393.589       6.288

ABSTAIN              2,192,927.763     21.232

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL 15
To eliminate Fidelity Emerging Markets Fund's fundamental investment limitation on short sales and adopt a similar non-fundamental investment limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          20,695,149.945    69.808

AGAINST              2,237,587.140     7.547

ABSTAIN              6,713,195.326     22.645

TOTAL                29,645,932.411    100.000

BROKER NON-VOTES     975,793.000

PROPOSAL 16
To replace Fidelity Emerging Markets Fund's fundamental investment limitation on margin purchases with a similar non-fundamental investment limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          20,240,861.691    68.275

AGAINST              2,696,788.047     9.097

ABSTAIN              6,708,282.673     22.628

TOTAL                29,645,932.411    100.000

BROKER NON-VOTES     975,793.000

PROPOSAL 17
To amend the borrowing limitation to require a reduction in borrowing if borrowings exceed the 331/3% limit for any reason rather than solely because of a decline in net assets.
PROPOSAL CANADA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          2,299,328.542    76.526

AGAINST              256,181.814      8.527

ABSTAIN              449,113.126      14.947

TOTAL                3,004,623.482    100.000

BROKER NON-VOTES     76,839.000

PROPOSAL EMERGING MARKETS # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          20,615,764.648    69.540

AGAINST              2,290,121.815     7.725

ABSTAIN              6,740,045.948     22.735

TOTAL                29,645,932.411    100.000

BROKER NON-VOTES     975,793.000

PROPOSAL EUROPE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,352,282.636    77.687

AGAINST              1,171,853.287     7.370

ABSTAIN              2,376,029.927     14.943

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,385,332.247     71.506

AGAINST              735,065.592       7.116

ABSTAIN              2,207,943.525     21.378

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL 18
To clarify the fundamental investment policy with respect to the underwriting of securities.
PROPOSAL EUROPE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,464,978.207    78.395

AGAINST              1,014,682.786     6.382

ABSTAIN              2,420,504.857     15.223

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,434,502.834     71.982

AGAINST              661,046.578       6.400

ABSTAIN              2,232,791.952     21.618

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL 19
To standardize the language of the limitation on industry
concentration and modify it to refer to "companies with principal business activities in the same industry" rather than "issuers in the same industry."
PROPOSAL CANADA # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          2,315,777.597    77.074

AGAINST              240,667.729      8.010

ABSTAIN              448,178.156      14.916

TOTAL                3,004,623.482    100.000

BROKER NON-VOTES     76,839.000

PROPOSAL EUROPE # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          12,524,244.641    78.768

AGAINST              1,091,800.201     6.867

ABSTAIN              2,284,121.008     14.365

TOTAL                15,900,165.850    100.000

BROKER NON-VOTES     405,452.000

PROPOSAL PACIFIC BASIN # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          7,492,784.443     72.546

AGAINST              638,388.155       6.181

ABSTAIN              2,197,168.766     21.273

TOTAL                10,328,341.364    100.000

BROKER NON-VOTES     290,074.000

PROPOSAL 20
To make explicit the ability of Fidelity Emerging Markets Fund to invest in securities or other instruments backed by physical commodities and the ability to own physical commodities as the result of ownership of other securities or instruments.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          20,349,897.697    68.643

AGAINST              2,559,392.329     8.633

ABSTAIN              6,736,642.385     22.724

TOTAL                29,645,932.411    100.000

BROKER NON-VOTES     975,793.000

PROPOSAL 21
To clarify that Fidelity Emerging Markets Fund can purchase an entire issue of debt securities.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE          20,634,566.947    69.603

AGAINST              2,242,717.180     7.565

ABSTAIN              6,768,648.284     22.832

TOTAL                29,645,932.411    100.000

BROKER NON-VOTES     975,793.000



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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Allan Liu, VICE PRESIDENT, SOUTHEAST ASIA FUND
Shigeki Makino, VICE PRESIDENT, JAPAN FUND, PACIFIC BASIN FUND
Kevin McCarey, VICE PRESIDENT, EUROPE CAPITAL APPRECIATION FUND Patricia Satterthwaite, VICE PRESIDENT, LATIN AMERICA FUND
Thomas Sweeney, VICE PRESIDENT, CANADA FUND
Sally Walden, VICE PRESIDENT, EUROPE FUND
Arthur S. Loring, SECRETARY
Richard A. Silver, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
The Chase Manhattan Bank
New York, NY
EMERGING MARKETS FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, SOUTHEAST ASIA FUND
Brown Brothers Harriman & Co.
Boston, MA
CANADA FUND, FRANCE FUND, GERMANY FUND, HONG KONG AND CHINA FUND, JAPAN SMALL COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND, UNITED KINGDOM FUND
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Hong Kong and China Fund
International Growth and Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
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